UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	BALANCED WEALTH STRATEGY PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,118.80	$2.84	0.54%	$3.99	0.76%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.12	$2.71	0.54%	$3.81	0.76%

Class B
Actual	$1,000	$1,117.20	$4.15	0.79%	$5.30	1.01%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.88	$3.96	0.79%	$5.06	1.01%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
Microsoft Corp.	$3,790,130	1.4%
Canadian Government Bond, 2.25%, 3/01/24	3,509,352	1.3
Royal Dutch Shell PLC	3,009,234	1.2
Alphabet, Inc.	2,949,864	1.1
Apple, Inc.	2,520,511	1.0
Japanese Government CPI Linked Bond, Series 23, 0.10%, 3/10/28	2,495,942	1.0
Facebook, Inc.	2,417,904	0.9
Brazil Letras do Tesouro Nacional, Series LTN, Zero Coupon, 7/01/19	2,211,877	0.9
Visa, Inc.	1,914,230	0.7
Roche Holding AG	1,913,249	0.7

	$26,732,293	10.2%

SECURITY TYPE BREAKDOWN2

June 30, 2019 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$169,593,140	64.9%
Corporates—Investment Grade	23,363,362	8.9
Governments—Treasuries	23,298,540	8.9
Inflation-Linked Securities	8,400,977	3.2
Mortgage Pass-Throughs	6,781,488	2.6
Collateralized Mortgage Obligations	6,173,724	2.4
Commercial Mortgage-Backed Securities	4,532,574	1.7
Corporates—Non-Investment Grade	4,139,710	1.6
Emerging Markets—Treasuries	2,928,167	1.1
Covered Bonds	2,332,392	0.9
Collateralized Loan Obligations	1,366,645	0.5
Emerging Markets—Sovereigns	968,494	0.4
Governments—Sovereign Bonds	950,844	0.4
Other[3]	2,044,336	0.8
Short-Term Investments	4,480,075	1.7

Total Investments	$261,354,468	100.0%

1	Long-term investments. Table shown includes investments of Underlying Portfolios.

2	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Table shown includes investments of Underlying Portfolios.

3	“Other” represents less than 0.3% weightings in the following security types: Asset-Backed Securities, Emerging Markets—Corporate Bonds, Equity Linked Notes, Investment Companies, Preferred Stocks, Quasi-Sovereigns and Rights.

BALANCED WEALTH STRATEGY PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$133,290,819	51.0%
Japan	18,125,064	6.9
United Kingdom	13,841,890	5.3
France	8,409,549	3.2
Canada	8,178,230	3.1
Italy	8,010,219	3.1
Switzerland	6,708,715	2.6
China	5,488,931	2.1
Brazil	4,957,470	1.9
Spain	4,861,122	1.9
Australia	4,016,973	1.5
Germany	3,656,376	1.4
Netherlands	3,135,044	1.2
Other	34,193,991	13.1
Short-Term Investments	4,480,075	1.7

Total Investments	$261,354,468	100.0%

1	All data are as of June 30, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Table shown includes investments of Underlying Portfolios. “Other” country weightings represent 1.1% or less in the following countries: Argentina, Austria, Belgium, Bermuda, Cayman Islands, Chile, Colombia, Denmark, Dominican Republic, Egypt, Finland, Georgia, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Ivory Coast, Kenya, Kuwait, Luxembourg, Malaysia, Malta, Mexico, New Zealand, Nigeria, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sri Lanka, Sweden, Taiwan, Thailand, Turkey, United Arab Emirates and Vietnam.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–39.4%

INFORMATION TECHNOLOGY–7.3%
COMMUNICATIONS EQUIPMENT–0.6%
Cisco Systems, Inc.	18,342	$1,003,858
F5 Networks, Inc.(a)	2,539	369,754

		1,373,612

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
CDW Corp./DE	3,966	440,226

IT SERVICES–1.7%
Accenture PLC–Class A	524	96,819
Automatic Data Processing, Inc.	4,394	726,460
Fidelity National Information Services, Inc.	5,142	630,821
Mastercard, Inc.–Class A	464	122,742
Paychex, Inc.	919	75,625
PayPal Holdings, Inc.(a)	7,404	847,461
VeriSign, Inc.(a)	321	67,140
Visa, Inc.–Class A(b)	10,790	1,872,605

		4,439,673

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.0%
Broadcom, Inc.	2,383	685,970
QUALCOMM, Inc.	496	37,731
Texas Instruments, Inc.	9,374	1,075,761
Xilinx, Inc.	7,075	834,284

		2,633,746

SOFTWARE–2.8%
Adobe, Inc.(a)	1,318	388,349
Cadence Design Systems, Inc.(a)	1,026	72,651
Check Point Software Technologies Ltd.(a)(b)	5,647	652,850
Citrix Systems, Inc.–Class C	3,496	343,097
Constellation Software, Inc./Canada	13	12,252
Dassault Systemes SE	53	8,454
Intuit, Inc.	331	86,500
Microsoft Corp.	28,293	3,790,131
Oracle Corp.	22,966	1,308,373
Temenos AG	227	40,645
Trend Micro, Inc./Japan	700	31,279
VMware, Inc.–Class A	3,392	567,176

		7,301,757

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.0%
Apple, Inc.	12,735	2,520,511

		18,709,525

FINANCIALS–5.0%
BANKS–2.2%
Australia & New Zealand Banking Group Ltd.	344	$6,828
Bank Leumi Le-Israel BM	2,820	20,383
Bank of America Corp.	51,922	1,505,738
Barclays PLC	30,813	58,608
Bendigo & Adelaide Bank Ltd.	3,812	31,028
Citigroup, Inc.	17,202	1,204,656
JPMorgan Chase & Co.	13,268	1,483,362
Lloyds Banking Group PLC	77,099	55,374
National Bank of Canada	244	11,591
Royal Bank of Scotland Group PLC	3,032	8,457
Wells Fargo & Co.	29,173	1,380,466

		5,766,491

CAPITAL MARKETS–0.5%
BlackRock, Inc.–Class A	116	54,439
CI Financial Corp.	1,915	31,206
Daiwa Securities Group, Inc.	7,700	33,806
Goldman Sachs Group, Inc. (The)	4,536	928,066
Japan Exchange Group, Inc.	1,400	22,298
Moody’s Corp.	101	19,726
MSCI, Inc.–Class A	150	35,819
Partners Group Holding AG	25	19,660
Singapore Exchange Ltd.	4,100	24,020

		1,169,040

CONSUMER FINANCE–0.3%
Synchrony Financial	22,673	786,073

DIVERSIFIED FINANCIAL SERVICES–0.7%
Berkshire Hathaway, Inc.–Class B(a)	8,073	1,720,921

INSURANCE–1.3%
Admiral Group PLC	1,703	47,754
AIA Group Ltd.	600	6,479
American International Group, Inc.	1,549	82,531
Everest Re Group Ltd.	3,413	843,625
Fidelity National Financial, Inc.	27,759	1,118,688
Japan Post Holdings Co., Ltd.	700	7,928
Legal & General Group PLC	10,582	36,254
MetLife, Inc.	1,689	83,893
Progressive Corp. (The)	12,886	1,029,978
Tokio Marine Holdings, Inc.	800	40,140

		3,297,270

		12,739,795

HEALTH CARE–4.6%
BIOTECHNOLOGY–0.9%
AbbVie, Inc.	953	69,302
Amgen, Inc.	407	75,002
Biogen, Inc.(a)	2,682	627,239
BioMarin Pharmaceutical, Inc.(a)	62	5,310
Gilead Sciences, Inc.	13,542	914,898
Incyte Corp.(a)	631	53,610

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Vertex Pharmaceuticals, Inc.(a)	3,252	$596,352

		2,341,713

HEALTH CARE EQUIPMENT & SUPPLIES–0.3%
Coloplast A/S–Class B	363	41,033
Edwards Lifesciences Corp.(a)	3,254	601,144
Hoya Corp.	500	38,427

		680,604

HEALTH CARE PROVIDERS & SERVICES–1.0%
Anthem, Inc.	3,341	942,864
Centene Corp.(a)	415	21,763
Henry Schein, Inc.(a)	1,075	75,142
McKesson Corp.	190	25,534
UnitedHealth Group, Inc.	6,276	1,531,407

		2,596,710

PHARMACEUTICALS–2.4%
Astellas Pharma, Inc.	2,900	41,327
Cronos Group, Inc.(a)	300	4,813
Eli Lilly & Co.	6,121	678,146
GlaxoSmithKline PLC	3,204	64,223
Johnson & Johnson	6,031	839,998
Merck & Co., Inc.	14,722	1,234,440
Novartis AG	81	7,395
Novo Nordisk A/S (Sponsored ADR)	9,276	473,447
Novo Nordisk A/S–Class B	1,115	56,951
Pfizer, Inc.	29,573	1,281,102
Roche Holding AG	281	79,014
Roche Holding AG (Sponsored ADR)	16,019	562,267
Sanofi	216	18,667
Shionogi & Co., Ltd.	600	34,670
UCB SA	514	42,657
Zoetis, Inc.	6,867	779,335

		6,198,452

		11,817,479

REAL ESTATE–4.6%
DIVERSIFIED REAL ESTATE ACTIVITIES–0.2%
City Developments Ltd.	9,900	69,349
Mitsubishi Estate Co., Ltd.	3,000	55,912
Mitsui Fudosan Co., Ltd.	9,000	218,738
New World Development Co., Ltd.	32,000	50,053
Sumitomo Realty & Development Co., Ltd.	900	32,197
Sun Hung Kai Properties Ltd.	7,500	127,238
UOL Group Ltd.	7,700	43,013

		596,500

DIVERSIFIED REITS–0.3%
Armada Hoffler Properties, Inc.	4,972	82,287
Empire State Realty Trust, Inc.–Class A	4,016	59,477

Essential Properties Realty Trust, Inc.	3,504	$70,220
Fibra Uno Administracion SA de CV	13,590	18,027
Gecina SA	210	31,425
GPT Group (The)	31,181	134,729
H&R Real Estate Investment Trust	2,916	50,858
Hulic Reit, Inc.	24	41,662
Kenedix Office Investment Corp.–Class A	4	28,624
Merlin Properties Socimi SA	3,434	47,600
Mirvac Group	30,588	67,335

		632,244

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)–1.6%
CubeSmart	26,195	875,961
Equinix, Inc.	159	80,182
Link REIT	13,268	163,268
Mid-America Apartment Communities, Inc.	13,129	1,546,071
Regency Centers Corp.	18,176	1,213,066
SBA Communications Corp.(a)	305	68,576
Simon Property Group, Inc.	982	156,884
Vicinity Centres	18,210	31,353

		4,135,361

HEALTH CARE REITS–0.2%
Assura PLC	64,940	52,616
HCP, Inc.(b)	4,818	154,080
Medical Properties Trust, Inc.	5,920	103,245
Omega Healthcare Investors, Inc.	3,321	122,047
Physicians Realty Trust	3,253	56,732

		488,720

HOTEL & RESORT REITS–0.1%
Japan Hotel REIT Investment Corp.	122	98,294
Park Hotels & Resorts, Inc.	4,101	113,024
RLJ Lodging Trust	5,596	99,273

		310,591

INDUSTRIAL REITS–0.3%
Americold Realty Trust	3,297	106,889
Goodman Group	7,216	76,272
Nippon Prologis REIT, Inc.	27	62,366
Prologis, Inc.	4,248	340,265
Rexford Industrial Realty, Inc.	1,541	62,210
Segro PLC	9,016	83,709
STAG Industrial, Inc.	2,489	75,267
Tritax Big Box REIT PLC	24,260	47,574

		854,552

OFFICE REITS–0.3%
Alexandria Real Estate Equities, Inc.	1,037	146,310
Boston Properties, Inc.	1,000	129,000
CapitaLand Commercial Trust	48,000	77,026

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

City Office REIT, Inc.	2,980	$35,730
Cousins Properties, Inc.	2,702	97,731
Daiwa Office Investment Corp.	6	43,047
Easterly Government Properties, Inc.	799	14,470
Great Portland Estates PLC	4,180	36,329
Inmobiliaria Colonial Socimi SA	3,248	36,176
Japan Real Estate Investment Corp.	7	42,608
Kilroy Realty Corp.	1,009	74,474
Nippon Building Fund, Inc.	9	61,646
Orix JREIT, Inc.	24	43,790

		838,337

REAL ESTATE DEVELOPMENT–0.1%
CIFI Holdings Group Co., Ltd.	40,000	26,357
CK Asset Holdings Ltd.	21,000	164,516
Instone Real Estate Group AG(a)(c)	2,310	51,904

		242,777

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aroundtown SA	2,224	18,348
CBRE Group, Inc.–Class A(a)	13,532	694,192
Daito Trust Construction Co., Ltd.	200	25,506
Wheelock & Co., Ltd.	2,000	14,361

		752,407

REAL ESTATE OPERATING COMPANIES–0.3%
ADO Properties SA(c)	1,436	59,404
Azrieli Group Ltd.	731	49,052
CA Immobilien Anlagen AG	1,868	68,608
Castellum AB	2,062	39,456
Deutsche Wohnen SE	520	19,054
Entra ASA(c)	3,440	52,872
Fabege AB	3,932	59,205
Hemfosa Fastigheter AB	4,374	41,365
Swire Properties Ltd.	18,400	74,386
TLG Immobilien AG	3,235	94,722
Vonovia SE	3,943	188,356
Wharf Real Estate Investment Co., Ltd.	14,000	98,664

		845,144

REAL ESTATE SERVICES–0.1%
Open House Co., Ltd.	900	36,998
Unibail-Rodamco-Westfield	707	105,918

		142,916

RESIDENTIAL REITS–0.4%
American Campus Communities, Inc.	1,488	68,686
American Homes 4 Rent–Class A	4,533	110,197
Apartment Investment & Management Co.–Class A	2,035	101,994

Camden Property Trust	1,122	$117,126
Essex Property Trust, Inc.	544	158,810
Independence Realty Trust, Inc.	8,927	103,285
Killam Apartment Real Estate Investment Trust	3,401	48,799
Nippon Accommodations Fund, Inc.	10	56,039
Northview Apartment Real Estate Investment Trust	1,815	37,283
Sun Communities, Inc.	1,028	131,779
UNITE Group PLC (The)	4,230	52,341

		986,339

RETAIL REITS–0.2%
Agree Realty Corp.	988	63,282
Brixmor Property Group, Inc.	6,784	121,298
Hammerson PLC	9,080	31,971
Japan Retail Fund Investment Corp.	12	24,271
National Retail Properties, Inc.	1,936	102,627
Retail Properties of America, Inc.–Class A	8,270	97,255
SITE Centers Corp.	3,735	49,451

		490,155

SPECIALIZED REITS–0.2%
Digital Realty Trust, Inc.(b)	1,490	175,507
EPR Properties	818	61,015
MGM Growth Properties LLC–Class A	2,510	76,931
National Storage Affiliates Trust	3,432	99,322
Safestore Holdings PLC	3,520	27,425

		440,200

		11,756,243

COMMUNICATION SERVICES–4.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.5%
Eurazeo SE	516	35,956
Telenor ASA	1,897	40,304
Verizon Communications, Inc.	19,399	1,108,265
Washington H Soul Pattinson & Co., Ltd.	809	12,510

		1,197,035

ENTERTAINMENT–0.7%
Electronic Arts, Inc.(a)	3,918	396,737
Netflix, Inc.(a)	184	67,587
Nexon Co., Ltd.(a)	2,400	35,063
Ubisoft Entertainment SA(a)	432	33,786
Walt Disney Co. (The)	8,654	1,208,444

		1,741,617

INTERACTIVE MEDIA & SERVICES–2.1%
Alphabet, Inc.–Class A(a)	32	34,650
Alphabet, Inc.–Class C(a)	2,697	2,915,214
Facebook, Inc.–Class A(a)	12,528	2,417,904

		5,367,768

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MEDIA–0.8%
Comcast Corp.–Class A	35,547	$1,502,927
Discovery, Inc.–Class A(a)(b)	19,913	611,329
Fox Corp.–Class B(a)	699	25,535

		2,139,791

WIRELESS TELECOMMUNICATION SERVICES–0.1%
Millicom International Cellular SA	518	29,159
Softbank Corp.	3,000	38,973
T-Mobile US, Inc.(a)	3,811	282,547

		350,679

		10,796,890

CONSUMER DISCRETIONARY–3.8%
AUTO COMPONENTS–0.3%
Magna International, Inc.–Class A (Canada)	615	30,601
Magna International, Inc.–Class A (United States)	12,480	620,256

		650,857

AUTOMOBILES–0.0%
Fiat Chrysler Automobiles NV	494	6,856
Ford Motor Co.	6,123	62,638
Peugeot SA	1,027	25,277

		94,771

HOTELS, RESTAURANTS & LEISURE–0.3%
Compass Group PLC	464	11,123
McDonald’s Corp.	198	41,117
Restaurant Brands International, Inc.	124	8,623
Starbucks Corp.	7,998	670,472
Whitbread PLC	939	55,249

		786,584

HOUSEHOLD DURABLES–0.1%
Berkeley Group Holdings PLC	1,025	48,578
NVR, Inc.(a)	23	77,516
Sony Corp.	300	15,765

		141,859

INTERNET & DIRECT MARKETING RETAIL–0.4%
Amazon.com, Inc.(a)	57	107,937
Booking Holdings, Inc.(a)	461	864,241
eBay, Inc.	846	33,417
Rakuten, Inc.	1,200	14,346

		1,019,941

MULTILINE RETAIL–0.4%
Dollar General Corp.	7,397	999,778
Harvey Norman Holdings Ltd.	10,592	30,310
Next PLC	714	49,999

		1,080,087

SPECIALTY RETAIL–1.9%
AutoZone, Inc.(a)	835	$918,057
Fast Retailing Co., Ltd.	100	60,530
Hennes & Mauritz AB–Class B	2,618	46,512
Home Depot, Inc. (The)	6,733	1,400,262
Industria de Diseno Textil SA	1,557	46,846
Ross Stores, Inc.	9,159	907,840
TJX Cos., Inc. (The)	20,017	1,058,499
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,238	429,450

		4,867,996

TEXTILES, APPAREL & LUXURY GOODS–0.4%
adidas AG	166	51,355
Cie Financiere Richemont SA	562	47,757
Hermes International	26	18,743
NIKE, Inc.–Class B	10,898	914,887
Pandora A/S	1,153	41,015
Yue Yuen Industrial Holdings Ltd.	8,000	21,943

		1,095,700

		9,737,795

ENERGY–3.2%
ENERGY EQUIPMENT & SERVICES–0.1%
Halliburton Co.	6,370	144,854
Petrofac Ltd.	3,430	18,763

		163,617

OIL, GAS & CONSUMABLE FUELS–3.1%
Aker BP ASA	2,260	65,181
BP PLC	66,920	466,216
Chevron Corp.	12,014	1,495,023
Concho Resources, Inc.	730	75,321
ConocoPhillips	169	10,309
Continental Resources, Inc./OK(a)	2,940	123,745
Cosan SA	3,300	39,661
Enbridge, Inc.	254	9,174
EOG Resources, Inc.	9,649	898,900
Exxon Mobil Corp.	8,140	623,768
Gran Tierra Energy, Inc.(a)	12,450	19,490
Husky Energy, Inc.	2,834	26,857
Imperial Oil Ltd.	833	23,065
Inpex Corp.	6,100	55,286
JXTG Holdings, Inc.	23,700	118,118
LUKOIL PJSC (Sponsored ADR)(b)	1,410	118,468
Motor Oil Hellas Corinth Refineries SA	3,030	77,522
Origin Energy Ltd.	14,220	73,121
PetroChina Co., Ltd.–Class H	404,000	222,760
Petroleo Brasileiro SA (Preference Shares)	40,200	286,952
Repsol SA	15,389	241,497

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (Sponsored ADR)	16,315	$1,072,548
Royal Dutch Shell PLC–Class A	364	11,880
Royal Dutch Shell PLC–Class B	33,470	1,096,701
S-Oil Corp.	1,054	76,553
SM Energy Co.	5,010	62,725
TC Energy Corp.	816	40,453
TOTAL SA	8,170	458,286
Tupras Turkiye Petrol Rafinerileri AS	3,690	73,191
Valero Energy Corp.	292	24,998
Woodside Petroleum Ltd.	321	8,233

		7,996,002

		8,159,619

CONSUMER STAPLES–2.7%
BEVERAGES–0.5%
Brown-Forman Corp.–Class B	802	44,455
Coca-Cola Amatil Ltd.	4,346	31,200
Monster Beverage Corp.(a)	1,238	79,021
PepsiCo, Inc.	9,049	1,186,596

		1,341,272

FOOD & STAPLES RETAILING–1.2%
Alimentation Couche-Tard, Inc.–Class B	204	12,838
Carrefour SA	2,118	40,894
Colruyt SA	676	39,244
Costco Wholesale Corp.	3,330	879,986
Empire Co., Ltd.–Class A	595	14,985
J Sainsbury PLC	18,084	44,939
Jeronimo Martins SGPS SA	1,111	17,908
Koninklijke Ahold Delhaize NV	1,845	41,420
METRO AG	2,163	39,524
Sysco Corp.	115	8,133
US Foods Holding Corp.(a)	21,411	765,657
Walmart, Inc.	11,113	1,227,875
Woolworths Group Ltd.	754	17,607

		3,151,010

FOOD PRODUCTS–0.1%
a2 Milk Co., Ltd.(a)	2,877	28,439
Hershey Co. (The)	561	75,191
JBS SA	24,300	134,285
Marine Harvest ASA(a)	4,390	102,721
Nestle SA	574	59,422

		400,058

HOUSEHOLD PRODUCTS–0.5%
Colgate-Palmolive Co.	1,176	84,284
Procter & Gamble Co. (The)	10,444	1,145,184

		1,229,468

PERSONAL PRODUCTS–0.1%
Beiersdorf AG	146	17,506
Unilever NV	926	56,262
Unilever PLC	1,047	64,993

		138,761

TOBACCO–0.3%
Altria Group, Inc.	15,244	$721,803

		6,982,372

INDUSTRIALS–1.9%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	7,214	45,339
Boeing Co. (The)	1,984	722,196
Raytheon Co.	3,686	640,922

		1,408,457

AIR FREIGHT & LOGISTICS–0.1%
CH Robinson Worldwide, Inc.(b)	910	76,759
Expeditors International of Washington, Inc.	952	72,219
SG Holdings Co., Ltd.	500	14,217
United Parcel Service, Inc.–Class B	712	73,528

		236,723

AIRLINES–0.3%
Delta Air Lines, Inc.	15,425	875,369
Japan Airlines Co., Ltd.	400	12,766

		888,135

BUILDING PRODUCTS–0.0%
Lennox International, Inc.	274	75,350

COMMERCIAL SERVICES & SUPPLIES–0.0%
Brambles Ltd.	3,847	34,841
Societe BIC SA	271	20,643

		55,484

INDUSTRIAL CONGLOMERATES–0.5%
Honeywell International, Inc.	6,286	1,097,473
Sembcorp Industries Ltd.	12,300	21,923
Toshiba Corp.	1,200	37,410

		1,156,806

MACHINERY–0.1%
Illinois Tool Works, Inc.	548	82,644
Spirax-Sarco Engineering PLC	454	53,000
Volvo AB–Class B	2,843	45,174
Yangzijiang Shipbuilding Holdings Ltd.	6,400	7,251

		188,069

PROFESSIONAL SERVICES–0.0%
Randstad NV	227	12,458
Thomson Reuters Corp.	499	32,191
Wolters Kluwer NV	579	42,123

		86,772

ROAD & RAIL–0.3%
Central Japan Railway Co.	200	40,101
DSV A/S	451	44,410
Norfolk Southern Corp.	3,633	724,166
Union Pacific Corp.	74	12,514

		821,191

		4,916,987

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–1.2%
CHEMICALS–0.3%
Arkema SA	41	$3,812
Covestro AG(c)	814	41,440
Johnson Matthey PLC	1,586	67,052
Sasol Ltd.	1,750	43,515
Sherwin-Williams Co. (The)	177	81,117
Sika AG	253	43,223
Westlake Chemical Corp.(b)	6,403	444,752

		724,911

CONSTRUCTION MATERIALS–0.0%
Grupo Cementos de Chihuahua SAB de CV	3,320	18,218

CONTAINERS & PACKAGING–0.1%
Berry Global Group, Inc.(a)	5,906	310,596
CCL Industries, Inc.–Class B	653	32,023

		342,619

METALS & MINING–0.8%
Agnico Eagle Mines Ltd.	3,815	195,593
Alcoa Corp.(a)	7,350	172,063
Anglo American PLC	1,138	32,511
Antofagasta PLC	8,570	101,230
APERAM SA	1,000	28,131
BHP Group Ltd.	842	24,476
Boliden AB	3,800	97,371
Detour Gold Corp.(a)	4,120	51,974
First Quantum Minerals Ltd.	12,860	122,163
Fortescue Metals Group Ltd.	672	4,274
Glencore PLC	82,420	285,249
Industrias Penoles SAB de CV	2,490	32,087
Kirkland Lake Gold Ltd.	494	21,283
Lundin Mining Corp.	10,430	57,424
MMC Norilsk Nickel PJSC (ADR)(b)	3,880	87,378
Newcrest Mining Ltd.	3,388	76,116
Norsk Hydro ASA	15,090	54,048
Orocobre Ltd.(a)	5,420	10,786
OZ Minerals Ltd.	6,050	42,825
Polyus PJSC (GDR)(c)	920	42,395
Rio Tinto PLC	1,640	101,505
Sumitomo Metal Mining Co., Ltd.	1,700	50,960
Syrah Resources Ltd.(a)	20,610	12,756
Vale SA (Sponsored ADR)–Class B	14,620	196,493
Wheaton Precious Metals Corp.	1,295	31,318
Yamato Kogyo Co., Ltd.	2,800	81,917

		2,014,326

PAPER & FOREST PRODUCTS–0.0%
Suzano SA	11,000	94,103

		3,194,177

UTILITIES–0.9%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	12,952	$1,139,906
Electricite de France SA	1,897	23,917
Exelon Corp.	1,162	55,706
NextEra Energy, Inc.	99	20,281
Power Assets Holdings Ltd.	500	3,597
Red Electrica Corp. SA	1,823	37,970
Terna Rete Elettrica Nazionale SpA	6,076	38,714

		1,320,091

MULTI-UTILITIES–0.4%
Consolidated Edison, Inc.	792	69,442
NiSource, Inc.	32,476	935,309
Sempra Energy	332	45,630
Suez	2,719	39,235

		1,089,616

		2,409,707

TRANSPORTATION–0.0%
HIGHWAYS & RAILTRACKS–0.0%
Transurban Group	9,169	94,940

BANKS–0.0%
DIVERSIFIED BANKS–0.0%
Banco Comercial Portugues SA	136,570	42,227

THRIFTS & MORTGAGE FINANCE–0.0%
LIC Housing Finance Ltd.	4,090	33,122

		75,349

HEALTH CARE EQUIPMENT & SERVICES–0.0%
HEALTH CARE FACILITIES–0.0%
Chartwell Retirement Residences	4,990	57,995

CONSUMER SERVICES–0.0%
LEISURE FACILITIES–0.0%
Planet Fitness, Inc.(a)	575	41,653

CAPITAL GOODS–0.0%
CONSTRUCTION & ENGINEERING–0.0%
Taisei Corp.	1,100	40,069

CONSUMER DURABLES & APPAREL–0.0%
HOMEBUILDING–0.0%
Lennar Corp.–Class A	802	38,865

Total Common Stocks (cost $81,395,846)		101,569,460

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–27.0%
FUNDS AND INVESTMENT TRUSTS–27.0%(d)(e)
AB Discovery Growth Fund, Inc.–Class Z		298,664	$3,572,024
AB Discovery Value Fund, Inc.–Class Z		170,241	3,321,397
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z		811,956	8,647,330
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z		2,527,268	29,644,859
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z		294,818	3,266,582
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		157,507	4,277,894
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z		1,054,601	16,852,531

Total Investment Companies (cost $75,920,203)			69,582,617

	Principal Amount (000)
CORPORATES–INVESTMENT GRADE–9.1%
FINANCIAL INSTITUTIONS–4.6%
BANKING–3.7%
AIB Group PLC 4.75%, 10/12/23(c)	U.S.$	240	252,245
Banco Santander SA 3.25%, 4/04/26(c)	EUR	200	256,716
Bank of America Corp. 2.375%, 6/19/24(c)		176	221,027
Series Z 6.50%, 10/23/24(f)	U.S.$	77	85,110
Bank of Ireland Group PLC 4.50%, 11/25/23(c)		335	349,770
Barclays Bank PLC 6.625%, 3/30/22(c)	EUR	50	65,550
6.86%, 6/15/32(c)(f)	U.S.$	44	50,392
Barclays PLC 4.338%, 5/16/24		275	284,020
5.088%, 6/20/30		227	232,257
BNP Paribas SA 4.705%, 1/10/25 (c)		205	219,875

CaixaBank SA 1.125%, 1/12/23-5/17/24(c)	EUR	300	$349,885
Capital One Financial Corp. 0.80%, 6/12/24		128	146,587
3.30%, 10/30/24	U.S.$	265	271,781
Citigroup, Inc. 0.75%, 10/26/23(c)	EUR	108	125,671
3.875%, 3/26/25	U.S.$	235	245,067
Compass Bank 2.875%, 6/29/22		265	267,351
5.50%, 4/01/20		314	320,613
Cooperatieve Rabobank UA 4.375%, 8/04/25		320	340,627
Credit Agricole SA/London 3.375%, 1/10/22(c)		260	265,000
Credit Suisse Group AG 2.125%, 9/12/25(c)	GBP	170	214,309
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23	U.S.$	385	400,442
Danske Bank A/S 5.375%, 1/12/24(c)		200	215,300
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(c)	EUR	185	224,630
3.75%, 5/22/25	U.S.$	186	194,576
HSBC Holdings PLC 1.50%, 3/15/22(c)	EUR	160	189,350
4.292%, 9/12/26	U.S.$	338	359,744
4.75%, 7/04/29(c)(f)	EUR	240	286,890
JPMorgan Chase & Co. 3.22%, 3/01/25	U.S.$	265	272,184
Lloyds Banking Group PLC 1.00%, 11/09/23(c)	EUR	210	241,977
4.582%, 12/10/25	U.S.$	200	208,810
Morgan Stanley 5.00%, 11/24/25		175	193,797
Series G 1.375%, 10/27/26	EUR	342	407,022
1.75%, 3/11/24		182	220,475
Nationwide Building Society 4.00%, 9/14/26(c)	U.S.$	290	288,997
Nordea Bank Abp 3.75%, 8/30/23(c)		240	249,398
Santander Holdings USA, Inc. 4.40%, 7/13/27		265	276,785
Santander UK PLC 5.00%, 11/07/23(c)		200	211,698
Standard Chartered PLC 3.785%, 5/21/25(c)		225	230,177
UBS Group Funding Switzerland AG 7.125%, 8/10/21(c)(f)		230	241,815
US Bancorp Series J 5.30%, 4/15/27(f)		116	121,058

			9,598,978

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

FINANCE–0.1%
Synchrony Financial 4.375%, 3/19/24	U.S.$	23	$24,148
4.50%, 7/23/25		192	201,546

			225,694

INSURANCE–0.6%
ASR Nederland NV 5.125%, 9/29/45(c)	EUR	210	279,330
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		100	141,635
Chubb INA Holdings, Inc. 0.875%, 6/15/27		110	126,795
CNP Assurances 4.25%, 6/05/45(c)		200	259,186
Credit Agricole Assurances SA 4.75%, 9/27/48(c)		200	263,409
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(c)		200	263,496
Voya Financial, Inc. 5.65%, 5/15/53	U.S.$	145	150,561

			1,484,412

REITS–0.2%
Equinix, Inc. 2.875%, 2/01/26	EUR	115	136,881
Host Hotels & Resorts LP Series D 3.75%, 10/15/23	U.S.$	10	10,244
Welltower, Inc. 4.00%, 6/01/25		238	251,992
WPC Eurobond BV 2.125%, 4/15/27	EUR	148	176,828

			575,945

			11,885,029

INDUSTRIAL–4.3%
BASIC–0.4%
Eastman Chemical Co. 3.80%, 3/15/25	U.S.$	84	87,826
Glencore Finance Europe Ltd. 1.875%, 9/13/23(c)	EUR	110	131,395
Series E 1.75%, 3/17/25(c)		125	148,076
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 5/15/24(c)	U.S.$	225	235,114
SABIC Capital II BV 4.00%, 10/10/23(c)		335	348,172

			950,583

CAPITAL GOODS–0.0%
Wabtec Corp. 4.40%, 3/15/24		67	70,741

COMMUNICATIONS– MEDIA–0.1%
CBS Corp. 4.00%, 1/15/26	U.S.$	30	$31,435
4.20%, 6/01/29		133	140,788
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		165	179,055

			351,278

COMMUNICATIONS–TELECOMMUNICATIONS–0.4%
AT&T, Inc. 2.50%, 3/15/23	EUR	100	123,332
4.125%, 2/17/26	U.S.$	345	367,766
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	46	36,882
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)	U.S.$	200	207,638
Vodafone Group PLC 3.75%, 1/16/24		78	81,547
4.125%, 5/30/25		171	182,079

			999,244

CONSUMER CYCLICAL–AUTOMOTIVE–0.3%
General Motors Financial Co., Inc. 2.20%, 4/01/24(c)	EUR	195	233,316
4.30%, 7/13/25	U.S.$	50	51,497
5.10%, 1/17/24		128	136,861
Volkswagen Bank GmbH 1.25%, 6/10/24(c)	EUR	200	232,223
Volkswagen Leasing GmbH 2.625%, 1/15/24(c)		120	147,914

			801,811

CONSUMER NON-CYCLICAL–1.1%
Allergan Funding SCS 2.625%, 11/15/28		255	319,267
Altria Group, Inc. 1.70%, 6/15/25		265	313,285
Becton Dickinson and Co. 3.734%, 12/15/24	U.S.$	66	69,163
Biogen, Inc. 4.05%, 9/15/25		251	269,167
CVS Health Corp. 4.10%, 3/25/25		120	126,586
Medtronic Global Holdings SCA 1.125%, 3/07/27	EUR	230	272,876
Philip Morris International, Inc. 0.625%, 11/08/24		193	224,295
Reynolds American, Inc. 4.45%, 6/12/25	U.S.$	145	153,806

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Takeda Pharmaceutical Co., Ltd. 1.125%, 11/21/22(c)	EUR	285	$335,251
4.40%, 11/26/23(c)	U.S.$	275	294,030
Tyson Foods, Inc. 3.95%, 8/15/24		206	218,578
4.00%, 3/01/26		65	69,189
4.35%, 3/01/29		71	77,611

			2,743,104

ENERGY–0.7%
Encana Corp. 3.90%, 11/15/21		140	143,452
Eni SpA 4.25%, 5/09/29(c)		270	285,247
Enterprise Products Operating LLC 3.70%, 2/15/26		278	293,885
Hess Corp. 4.30%, 4/01/27		199	206,311
Noble Energy, Inc. 3.90%, 11/15/24		170	177,288
4.15%, 12/15/21		78	80,478
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		232	236,468
Sunoco Logistics Partners Operations LP 4.25%, 4/01/24		240	251,607
TransCanada PipeLines Ltd. 9.875%, 1/01/21		215	237,766

			1,912,502

OTHER INDUSTRIAL–0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		200	214,000

SERVICES–0.2%
Expedia Group, Inc. 3.80%, 2/15/28		185	188,256
IHS Markit Ltd. 3.625%, 5/01/24		63	64,864
Total System Services, Inc. 3.75%, 6/01/23		45	46,456
4.00%, 6/01/23		83	86,843

			386,419

TECHNOLOGY–0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		53	53,477
3.875%, 1/15/27		117	114,624
Broadcom, Inc. 3.625%, 10/15/24(c)		135	135,705
4.25%, 4/15/26(c)		45	45,665
Dell International LLC/EMC Corp. 6.02%, 6/15/26(c)		96	105,715

Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	100	$114,582
1.50%, 5/21/27		200	237,374
Fiserv, Inc. 1.125%, 7/01/27		200	230,422
International Business Machines Corp. 0.375%, 1/31/23		160	184,330
0.875%, 1/31/25(g)	U.S.$	141	165,577
KLA-Tencor Corp. 4.65%, 11/01/24		225	246,364
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(c)		96	98,608
Seagate HDD Cayman 4.75%, 1/01/25		127	128,100
VMware, Inc. 2.95%, 8/21/22		85	85,822
Western Digital Corp. 4.75%, 2/15/26		167	163,999

			2,110,364

TRANSPORTATION–SERVICES–0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		200	204,125
Chicago Parking Meters LLC 4.93%, 12/30/25(h)(i)		200	217,835

			421,960

			10,962,006

UTILITY–0.2%
ELECTRIC–0.2%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(c)		250	264,531
Enel Finance International NV 4.25%, 9/14/23(c)		240	251,796

			516,327

Total Corporates–Investment Grade (cost $22,495,308)			23,363,362

GOVERNMENTS–TREASURIES–9.0%
BELGIUM–0.9%
Kingdom of Belgium Government Bond Series 84 1.45%, 6/22/37(c)	EUR	457	592,931
Series 87 0.90%, 6/22/29(c)		1,500	1,847,424

			2,440,355

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CANADA–1.4%
Canadian Government Bond 2.25%, 3/01/24	CAD	4,425	$3,509,352

FRANCE–1.2%
French Republic Government Bond OAT 0.50%, 5/25/25(c)	EUR	1,473	1,765,345
1.00%, 5/25/27(c)		569	709,037
1.25%, 5/25/34(c)		470	603,256
1.75%, 6/25/39(c)		14	18,702

			3,096,340

INDONESIA–0.2%
Indonesia Treasury Bond Series FR68 8.375%, 3/15/34	IDR	7,722,000	579,389

ITALY–2.2%
Italy Buoni Poliennali Del Tesoro 1.20%, 4/01/22	EUR	790	911,074
1.35%, 4/15/22		775	896,507
2.05%, 8/01/27		624	724,593
2.20%, 6/01/27		335	393,370
2.30%, 10/15/21(c)		770	912,008
2.45%, 9/01/33(c)		670	769,514
3.35%, 3/01/35(c)		288	361,753
3.85%, 9/01/49(c)		524	687,719

			5,656,538

JAPAN–1.1%
Japan Government Ten Year Bond Series 354 0.10%, 3/20/29	JPY	69,100	657,512
Japan Government Thirty Year Bond Series 62 0.50%, 3/20/49		69,500	669,467
Japan Government Twenty Year Bond Series 158 0.50%, 9/20/36		109,750	1,078,658
Series 159 0.60%, 12/20/36		53,750	536,737

			2,942,374

MALAYSIA–0.8%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	957	238,661
Series 0119 3.906%, 7/15/26		1,039	256,696
Series 0217 4.059%, 9/30/24		961	238,563
Series 0218 3.757%, 4/20/23		1,742	426,562

Series 0219 3.885%, 8/15/29	MYR	1,485	$366,352
Series 0313 3.48%, 3/15/23		800	193,905
Series 0316 3.90%, 11/30/26		971	238,778

			1,959,517

RUSSIA–0.1%
Russian Federal Bond–OFZ Series 6212 7.05%, 1/19/28	RUB	8,460	132,116

SPAIN–0.9%
Spain Government Bond 1.85%, 7/30/35(c)	EUR	215	279,767
2.35%, 7/30/33(c)		918	1,267,692
4.40%, 10/31/23(c)		596	814,555

			2,362,014

UNITED KINGDOM–0.2%
United Kingdom Gilt 4.50%, 12/07/42(c)	GBP	303	620,545

Total Governments–Treasuries (cost $22,305,695)			23,298,540

INFLATION-LINKED SECURITIES–3.2%
JAPAN–1.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	107,806	1,038,414
Series 22 0.10%, 3/10/27		112,604	1,089,328
Series 23 0.10%, 3/10/28		257,835	2,495,941

			4,623,683

NEW ZEALAND–0.1%
New Zealand Government Inflation Linked Bond Series 0925 2.00%, 9/20/25(c)	NZD	322	236,018

UNITED STATES–1.3%
U.S. Treasury Inflation Index 0.125%, 7/15/24 (TIPS)	U.S.$	1,835	1,831,225
0.375%, 7/15/25 (TIPS)		1,692	1,710,051

			3,541,276

Total Inflation-Linked Securities (cost $8,236,262)			8,400,977

MORTGAGE PASS-THROUGHS–2.6%
AGENCY FIXED RATE 30-YEAR–2.6%
Federal Home Loan Mortgage Corp. Gold Series 2018 4.00%, 8/01/48–12/01/48		616	647,182

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

4.50%, 11/01/48	U.S.$	429	$456,722
Series 2019 4.50%, 2/01/49		330	352,749
Federal National Mortgage Association 3.50%, 7/01/49, TBA		355	362,960
Series 2013 4.00%, 10/01/43		777	819,832
Series 2017 3.50%, 12/01/47–1/01/48		357	367,700
Series 2018 3.50%, 2/01/48–3/01/48		874	899,789
4.00%, 8/01/48–9/01/48		652	684,377
4.50%, 9/01/48		1,162	1,237,259
5.00%, 7/01/48		24	25,310
Series 2019 5.00%, 2/01/49		876	927,608

Total Mortgage Pass-Throughs (cost $6,654,319)			6,781,488

COLLATERALIZED MORTGAGE OBLIGATIONS–2.4%
RISK SHARE FLOATING RATE–1.7%
Bellemeade Re Ltd.
Series 2018-2A, Class M1B 3.754% (LIBOR 1 Month + 1.35%), 8/25/28(c)(j)		240	240,507
Series 2019-1A, Class M1B 4.154% (LIBOR 1 Month + 1.75%), 3/25/29(c)(j)		220	221,630
Connecticut Avenue Securities Trust
Series 2019-R02, Class 1M2 4.704% (LIBOR 1 Month + 2.30%), 8/25/31(c)(j)		104	105,118
Series 2019-R03, Class 1M2 4.554% (LIBOR 1 Month + 2.15%), 9/25/31(c)(j)		70	70,845
Eagle RE Ltd.
Series 2018-1, Class M1 4.104% (LIBOR 1 Month + 1.70%), 11/25/28 (c)(j)		162	162,088
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2014-DN3, Class M3 6.404% (LIBOR 1 Month + 4.00%), 8/25/24(j)		243	259,466
Series 2014-HQ3, Class M3 7.154% (LIBOR 1 Month + 4.75%), 10/25/24(j)		186	201,533
Series 2016-DNA1, Class M3 7.954% (LIBOR 1 Month + 5.55%), 7/25/28(j)		250	283,197

Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 1M2 5.404% (LIBOR 1 Month + 3.00%), 7/25/24(j)	U.S.$	79	$82,350
Series 2014-C04, Class 2M2 7.404% (LIBOR 1 Month + 5.00%), 11/25/24(j)		44	47,886
Series 2015-C01, Class 1M2 6.704% (LIBOR 1 Month + 4.30%), 2/25/25(j)		90	96,105
Series 2015-C02, Class 1M2 6.404% (LIBOR 1 Month + 4.00%), 5/25/25(j)		122	130,508
Series 2015-C02, Class 2M2 6.404% (LIBOR 1 Month + 4.00%), 5/25/25(j)		101	106,214
Series 2015-C03, Class 1M2 7.404% (LIBOR 1 Month + 5.00%), 7/25/25(j)		60	65,364
Series 2015-C03, Class 2M2 7.404% (LIBOR 1 Month + 5.00%), 7/25/25(j)		152	162,839
Series 2015-C04, Class 1M2 8.104% (LIBOR 1 Month + 5.70%), 4/25/28(j)		55	60,978
Series 2015-C04, Class 2M2 7.954% (LIBOR 1 Month + 5.55%), 4/25/28(j)		223	242,429
Series 2016-C01, Class 1M2 9.154% (LIBOR 1 Month + 6.75%), 8/25/28(j)		192	217,125
Series 2016-C01, Class 2M2 9.354% (LIBOR 1 Month + 6.95%), 8/25/28(j)		134	150,460
Series 2016-C03, Class 2M2 8.304% (LIBOR 1 Month + 5.90%), 10/25/28(j)		270	296,956
Series 2016-C05, Class 2M2 6.854% (LIBOR 1 Month + 4.45%), 1/25/29(j)		199	211,930
Series 2019-R04, Class 2M2 4.504% (LIBOR 1 Month + 2.10%), 6/25/39(c)(j)		126	125,897

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

JP Morgan Madison Avenue Securities Trust
Series 2014-CH1, Class M2 6.654% (LIBOR 1 Month + 4.25%), 11/25/24(j)(k)	U.S.$	26	$28,163
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 4.429% (LIBOR 1 Month + 2.00%), 3/27/24(j)(k)		147	147,461
Radnor RE Ltd.
Series 2019-1, Class M1B 4.354% (LIBOR 1 Month + 1.95%), 2/25/29(c)(j)		220	221,538
Series 2019-2, Class M1B 4.187% (LIBOR 1 Month + 1.75%), 6/25/29(c)(j)		220	220,000
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 7.654% (LIBOR 1 Month + 5.25%), 11/25/25(j)(k)		122	137,094
Series 2015-WF1, Class 2M2 7.904% (LIBOR 1 Month + 5.50%), 11/25/25(j)(k)		39	44,804

			4,340,485

AGENCY FLOATING RATE–0.4%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS 3.706% (6.10%–LIBOR 1Month), 12/15/44(j)(l)		598	109,434
Series 4693, Class SL 3.756% (6.15%–LIBOR 1Month), 6/15/47(j)(l)		557	113,611
Series 4719, Class JS 3.756% (6.15%–LIBOR 1Month), 9/15/47(j)(l)		485	80,245
Series 4727, Class SA 3.806% (6.20%–LIBOR 1Month), 11/15/47(j)(l)		626	114,302
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 4.136% (6.54%–LIBOR 1Month), 12/25/41(j)(l)		285	59,901
Series 2012-70, Class SA 4.146% (6.55%–LIBOR 1Month), 7/25/42(j)(l)		514	115,567
Series 2016-106, Class ES 3.596% (6.00%–LIBOR 1Month), 1/25/47(j)(l)		565	103,228
Series 2017-16, Class SG 3.646% (6.05%–LIBOR 1Month), 3/25/47(j)(l)		569	106,730

Series 2017-81, Class SA 3.796% (6.20%–LIBOR 1Month), 10/25/47(j)(l)	U.S.$	572	$114,052
Series 2017-97, Class LS 3.796% (6.20%–LIBOR 1Month), 12/25/47(j)(l)		445	96,959
Government National Mortgage Association
Series 2017-134, Class SE 3.817% (6.20%–LIBOR 1Month), 9/20/47(j)(l)		428	70,279
Series 2017-65, Class ST 3.767% (6.15%–LIBOR 1Month), 4/20/47(j)(l)		545	109,796

			1,194,104

NON-AGENCY FIXED RATE–0.2%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 7/25/35		24	22,974
Series 2006-24CB, Class A16 5.75%, 8/01/36		107	88,919
Series 2006-28CB, Class A14 6.25%, 10/25/36		79	63,722
Series 2006-J1, Class 1A13 5.50%, 2/25/36		58	52,907
Chase Mortgage Finance Trust
Series 2007-S5, Class 1A17 6.00%, 7/25/37		36	27,285
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4 4.403%, 5/25/35		9	9,176
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2006-10, Class 1A8 6.00%, 5/25/36		56	45,031
Series 2006-13, Class 1A19 6.25%, 9/25/36		29	22,185
First Horizon Alternative Mortgage Securities Trust
Series 2006-FA3, Class A9 6.00%, 7/25/36		102	80,005
Wells Fargo Mortgage Backed Securities Trust
Series 2007-8, Class 2A5 5.75%, 7/25/37		23	22,853

			435,057

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

NON-AGENCY FLOATING RATE–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AR4, Class A2 2.594% (LIBOR 1 Month + 0.19%), 12/25/36(j)	U.S.$	251	$137,585
HomeBanc Mortgage Trust
Series 2005-1, Class A1 2.654% (LIBOR 1 Month + 0.25%), 3/25/35(j)		76	66,493

			204,078

Total Collateralized Mortgage Obligations (cost $5,946,431)			6,173,724

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.8%
NON-AGENCY FIXED RATE CMBS–1.2%
CGRBS Commercial Mortgage Trust
Series 2013-VN05, Class A 3.369%, 3/13/35(c)		495	515,844
Commercial Mortgage Trust
Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		106	105,208
GS Mortgage Securities Corp. II
Series 2013-KING, Class A 2.706%, 12/10/27(c)		401	400,495
GS Mortgage Securities Trust
Series 2013-G1, Class A2 3.557%, 4/10/31(c)		276	282,188
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class E 5.32%, 5/15/45(c)(g)		119	112,985
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31, Class A3 3.801%, 8/15/48		355	379,489
Series 2015-C32, Class C 4.816%, 11/15/48(g)		195	205,181
LB-UBS Commercial Mortgage TrustSecurities Trust
Series 2006-C6, Class AJ 5.452%, 9/15/39(g)		48	32,819
LSTAR Commercial Mortgage Trust
Series 2015-3, Class A2 2.729%, 4/20/48(c)		108	108,297
Series 2016-4, Class A2 2.579%, 3/10/49(c)		161	160,658

Morgan Stanley Capital I Trust
Series 2005-IQ9, Class D 5.00%, 7/15/56(g)(i)	U.S.$	112	$104,790
UBS Commercial Mortgage Trust
Series 2018-C9, Class A4 4.117%, 3/15/51		300	330,132
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class C 4.617%, 9/15/48(g)		197	201,650

			2,939,736

NON-AGENCY FLOATING RATE CMBS–0.6%
Ashford Hospitality Trust
Series 2018-KEYS, Class A 3.394% (LIBOR 1 Month + 1.00%), 5/15/35(c)(j)		200	200,126
BAMLL Commercial Mortgage Securities Trust
Series 2017-SCH, Class AF 3.394% (LIBOR 1 Month + 1.00%), 11/15/33(c)(g)(j)		375	374,711
BHMS
Series 2018-ATLS, Class A 3.644% (LIBOR 1 Month + 1.25%), 7/15/35(c)(j)		195	195,065
BX Trust
Series 2018-EXCL, Class A 3.482% (LIBOR 1 Month + 1.09%), 9/15/37(c)(j)		163	162,767
DBWF Mortgage Trust
Series 2018-GLKS, Class A 3.42% (LIBOR 1 Month + 1.03%), 11/19/35(c)(j)		166	165,974
Invitation Homes Trust
Series 2018-SFR4, Class A 3.494% (LIBOR 1 Month + 1.10%), 1/17/38(c)(j)		227	227,669
Morgan Stanley Capital I Trust
Series 2015-XLF2, Class SNMA 4.344% (LIBOR 1 Month + 1.95%), 11/15/26(j)(k)		90	89,717
Starwood Retail Property Trust
Series 2014-STAR, Class A 3.614% (LIBOR 1 Month + 1.22%), 11/15/27(c)(j)		177	176,809

			1,592,838

Total Commercial Mortgage-Backed Securities (cost $4,473,688)			4,532,574

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

CORPORATES–NON-INVESTMENT GRADE–1.6%
INDUSTRIAL–0.8%
BASIC–0.0%
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(c)		EUR	150	$185,561
SPCM SA 4.875%, 9/15/25(c)		U.S.$	200	201,584

				387,145

CAPITAL GOODS–0.1%
Colfax Corp. 3.25%, 5/15/25(c)		EUR	120	140,771
TransDigm, Inc. 6.25%, 3/15/26(c)		U.S.$	110	115,256

				256,027

COMMUNICATIONS–MEDIA–0.0%
CSC Holdings LLC 6.75%, 11/15/21			45	48,207

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(c)		EUR	120	141,057
Tenneco, Inc. 5.00%, 7/15/24(c)			100	112,004
Volvo Car AB 2.00%, 1/24/25(c)			159	183,741

				436,802

CONSUMER CYCLICAL–OTHER–0.1%
International Game Technology PLC 6.25%, 2/15/22(c)		U.S.$	200	211,246

CONSUMER NON-CYCLICAL–0.1%
Spectrum Brands, Inc. 5.75%, 7/15/25			135	140,273

ENERGY–0.1%
PDC Energy, Inc. 5.75%, 5/15/26			137	135,934
SM Energy Co. 6.625%, 1/15/27			53	49,052
Transocean Poseidon Ltd. 6.875%, 2/01/27(c)			62	65,576

				250,562

OTHER INDUSTRIAL–0.1%
ProGroup AG 3.00%, 3/31/26(c)		EUR	125	146,402

TECHNOLOGY–0.1%
CommScope, Inc. 5.50%, 3/01/24(c)		U.S.$	67	$68,754
6.00%, 3/01/26(c)			88	90,226

				158,980

TRANSPORTATION–SERVICES–0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(c)			130	138,594

				2,174,238

FINANCIAL INSTITUTIONS–0.8%
BANKING–0.6%
ABN AMRO Bank NV 5.75%, 9/22/20(c)(f)		EUR	200	239,360
Allied Irish Banks PLC 7.375%, 12/03/20(c)(f)			200	245,614
Citigroup, Inc. 5.95%, 1/30/23(f)		U.S.$	90	93,056
Danske Bank A/S 5.875%, 4/06/22(c)(f)		EUR	200	240,149
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(f)	U.S.$		61	58,522
Series Q 5.50%, 8/10/24(f)			69	70,840
Morgan Stanley Series J 5.55%, 7/15/20(f)			95	96,020
Royal Bank of Scotland Group PLC Series U 4.65% (LIBOR 3 Month + 2.32%), 9/30/27(f)(j)			200	190,000
Societe Generale SA 6.75%, 4/07/21(c)(f)		EUR	200	243,021
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(c)(f)(j)		U.S.$	200	168,018

				1,644,600

FINANCE–0.1%
Navient Corp. 6.625%, 7/26/21			170	180,854

REITS–0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(c)			130	140,018

				1,965,472

Total Corporates–Non-Investment Grade (cost $4,089,026)				4,139,710

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

EMERGING MARKETS–TREASURIES–1.1%
BRAZIL–0.8%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 7/01/19		BRL	8,485	$2,211,877

SOUTH AFRICA–0.3%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48		ZAR	11,087	716,290

Total Emerging Markets–Treasuries (cost $2,789,788)				2,928,167

COVERED BONDS–0.9%
Bank of Montreal 0.75%, 9/21/22(c)		EUR	315	370,569
Canadian Imperial Bank of Commerce Zero Coupon, 7/25/22(c)			325	373,224
Credit Suisse AG/Guernsey 0.75%, 9/17/21(c)			320	372,951
Danske Bank A/S 0.125%, 2/14/22(c)			280	322,454
DNB Boligkreditt AS 2.75%, 3/21/22(c)			300	370,481
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(c)			140	157,113
UBS AG/London
1.375%, 4/16/21(c)			140	164,239
4.00%, 4/08/22(c)			158	201,361

Total Covered Bonds (cost $2,282,377)				2,332,392

COLLATERALIZED LOAN OBLIGATIONS–0.5%
CLO–FLOATING RATE–0.5%
ICG US CLO Ltd. Series 2015-1A, Class A1R 3.732% (LIBOR 3 Month + 1.14%), 10/19/28(c)(g)(j)		U.S.$	300	299,675
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.70% (LIBOR 3 Month + 1.18%), 11/18/31(c)(g)(j)			320	318,244
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 4.05% (LIBOR 3 Month + 1.23%), 1/20/32(c)(g)(j)			250	250,025

Voya CLO Ltd. Series 2016-3A, Class A1R 3.791% (LIBOR 3 Month + 1.19%), 10/38/31(c)(g)(j)	U.S.$		500	$498,701

Total Collateralized Loan Obligations (cost $1,370,000)				1,366,645

EMERGING MARKETS–SOVEREIGNS–0.4%
DOMINICAN REPUBLIC–0.1%
Dominican Republic International Bond 5.95%, 1/25/27(b)(c)			190	204,250

EGYPT–0.1%
Egypt Government International Bond 5.577%, 2/21/23(c)			200	203,250

IVORY COAST–0.0%
Ivory Coast Government International Bond 5.125%, 6/15/25(c)		EUR	125	148,178

NIGERIA–0.1%
Nigeria Government International Bond 6.75%, 1/28/21(c)		U.S.$	200	208,500

SRI LANKA–0.1%
Sri Lanka Government International Bond 6.85%, 3/14/24(c)			200	204,316

Total Emerging Markets–Sovereigns (cost $939,240)				968,494

GOVERNMENTS– SOVEREIGN BONDS–0.4%
MEXICO–0.1%
Mexico Government International Bond 3.60%, 1/30/25			200	204,700

QATAR–0.1%
Qatar Government International Bond 3.875%, 4/23/23(c)			250	262,187

SAUDI ARABIA–0.2%
Saudi Government International Bond 4.00%, 4/17/25(c)			251	267,566
4.375%, 4/16/29(c)			200	216,390

				483,956

Total Governments–Sovereign Bonds (cost $892,786)				950,843

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES–0.3%
OTHER ABS–FIXED RATE–0.2%
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(g)	U.S.$	57	$57,502
Marlette Funding Trust Series 2017-3A, Class A 2.36%, 12/15/24(c)(g)		11	10,804
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(g)		22	22,250
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(c)(g)		251	251,391
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(c)(g)		47	47,186
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(c)(g)		51	50,625

			439,758

AUTOS–FIXED RATE–0.1%
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(c)		7	6,873
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(c)		13	12,892
Exeter Automobile Receivables Trust
Series 2016-1A, Class D 8.20%, 2/15/23(c)		140	145,293
Series 2018-2A, Class A 2.79%, 7/15/21(c)		35	34,782
Flagship Credit Auto Trust
Series 2016-4, Class D 3.89%, 11/15/22(c)		100	101,615
Series 2017-2, Class A 1.85%, 7/15/21(c)		22	22,018
Series 2017-3, Class A 1.88%, 10/15/21(c)		39	38,702
Series 2017-4, Class A 2.07%, 4/15/22(c)		42	41,954

			404,129

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB1, Class AF 3.95%, 1/25/33(g)		40	40,915

Total Asset-Backed Securities (cost $870,755)			884,802

EMERGING MARKETS–CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CONSUMER NON-CYCLICAL–0.1%
Minerva Luxembourg SA 6.50%, 9/20/26(c)	U.S.$	200	$207,624

ENERGY–0.0%
Petrobras Global Finance BV 6.25%, 3/17/24		15	16,407

TRANSPORTATION–SERVICES–0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		200	211,992

			436,023

UTILITY–0.0%
ELECTRIC–0.0%
Genneia SA 8.75%, 1/20/22(c)		76	69,374
Terraform Global Operating LLC 6.125%, 3/01/26(k)		42	42,138

			111,512

Total Emerging Markets–Corporate Bonds (cost $535,571)			547,535

QUASI-SOVEREIGNS–0.2%
QUASI-SOVEREIGN BONDS–0.2%
INDONESIA–0.1%
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		200	221,750

SAUDI ARABIA–0.1%
Saudi Arabian Oil Co. 2.875%, 4/16/24(c)		200	201,318

Total Quasi-Sovereigns (cost $397,648)			423,068

	Shares
RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 7/09/19(a)		15,390	8,536

MATERIALS–0.0%
METALS & MINING–0.0%
Syrah Resources Ltd., expiring 7/08/19(a)(g)		4,122	203

Total Rights (cost $8,725)			8,739

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–1.2%
U.S. TREASURY BILLS–1.2%
U.S. Treasury Bill Zero Coupon, 7/05/19(m) (cost $3,101,182)	U.S.$	3,102	$3,101,331

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–101.3% (cost $244,704,850)			261,354,468

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.2%
INVESTMENT COMPANIES–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(d)(n)(e) (cost $346,232)		346,232	$346,232

TOTAL INVESTMENTS–101.5% (cost $245,051,082)			261,700,700
Other assets less liabilities–(1.5)%			(3,766,031)

NET ASSETS–100.0%			$257,934,669

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	15	September 2019	$1,637,165	$15,266
10 Yr Japan Bond (OSE) Futures	2	September 2019	2,853,963	7,686
10 Yr Mini Japan Government Bond Futures	24	September 2019	3,425,868	7,691
Euro-Bund Futures	6	September 2019	1,178,536	12,422
Euro-Schatz Futures	12	September 2019	1,532,152	2,374
Long Gilt Futures	3	September 2019	496,423	3,705
U.S. T-Note 2 Yr (CBT) Futures	53	September 2019	11,404,523	93,088
U.S. Ultra Bond (CBT) Futures	27	September 2019	4,794,188	172,297
Sold Contracts
Euro-BOBL Futures	41	September 2019	6,267,742	(25,892)
Euro-OAT Futures	5	September 2019	937,368	(14,561)
Euro-Schatz Futures	4	September 2019	922,870	(26,385)
U.S. T-Note 5 Yr (CBT) Futures	40	September 2019	4,726,250	(58,471)
U.S. T-Note 10 Yr (CBT) Futures	12	September 2019	1,535,625	(38,555)
U.S. Ultra Bond (CBT) Futures	32	September 2019	4,420,000	(119,355)

				$31,310

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	895	RUB	58,237	8/06/19	$21,702
Barclays Bank PLC	INR	30,326	USD	433	7/16/19	(5,625)

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	461	RUB	29,270	8/06/19	$88
BNP Paribas SA	ZAR	6,567	USD	454	9/18/19	(7,272)
BNP Paribas SA	CAD	1,261	USD	937	7/24/19	(26,462)
BNP Paribas SA	CHF	911	USD	938	9/12/19	(1,572)
BNP Paribas SA	USD	836	CAD	1,110	7/24/19	11,977
BNP Paribas SA	USD	908	SGD	1,234	8/22/19	4,354
BNP Paribas SA	USD	114	KRW	132,984	8/26/19	1,119
Citibank, NA	IDR	6,387,826	USD	430	8/22/19	(19,697)
Citibank, NA	EUR	19,397	USD	22,020	7/10/19	(51,253)
Citibank, NA	CAD	4,579	USD	3,398	7/24/19	(100,559)
Citibank, NA	USD	693	INR	48,718	7/16/19	12,675
Citibank, NA	USD	500	KRW	580,158	8/26/19	2,503
Citibank, NA	USD	195	IDR	2,872,272	8/22/19	7,046
Credit Suisse International	MXN	16,622	USD	833	8/29/19	(25,027)
Credit Suisse International	EUR	2,917	USD	3,293	7/10/19	(26,282)
Credit Suisse International	USD	751	EUR	660	7/10/19	(352)
Credit Suisse International	USD	911	EUR	806	7/10/19	6,035
Goldman Sachs Bank USA	JPY	818,097	USD	7,695	9/12/19	66,913
Goldman Sachs Bank USA	INR	31,317	USD	446	7/16/19	(7,268)
Goldman Sachs Bank USA	BRL	8,485	USD	2,013	7/11/19	(194,561)
JPMorgan Chase Bank, NA	IDR	1,333,144	USD	91	8/22/19	(2,620)
JPMorgan Chase Bank, NA	KRW	268,025	USD	226	8/26/19	(6,296)
JPMorgan Chase Bank, NA	EUR	2,420	USD	2,716	7/10/19	(37,127)
JPMorgan Chase Bank, NA	GBP	655	USD	836	8/28/19	2,287
JPMorgan Chase Bank, NA	USD	842	MXN	16,896	8/29/19	30,129
JPMorgan Chase Bank, NA	USD	904	TWD	28,346	9/11/19	14,164
JPMorgan Chase Bank, NA	USD	1,019	KRW	1,177,896	8/26/19	12
Morgan Stanley & Co., Inc.	RUB	8,126	USD	123	8/06/19	(5,101)
Morgan Stanley & Co., Inc.	BRL	5,453	USD	1,350	7/02/19	(70,407)
Morgan Stanley & Co., Inc.	MYR	2,803	USD	675	8/21/19	(3,660)
Morgan Stanley & Co., Inc.	PLN	2,527	USD	658	7/11/19	(18,857)
Morgan Stanley & Co., Inc.	MYR	1,992	USD	485	8/21/19	2,707
Morgan Stanley & Co., Inc.	EUR	776	USD	871	7/10/19	(12,194)
Morgan Stanley & Co., Inc.	USD	919	CHF	904	9/12/19	13,844
Morgan Stanley & Co., Inc.	USD	915	PLN	3,450	7/11/19	9,123
Morgan Stanley & Co., Inc.	USD	1,423	BRL	5,453	7/02/19	(2,872)
Natwest Markets PLC	ILS	3,168	USD	893	7/16/19	4,654
Natwest Markets PLC	BRL	1,760	USD	460	7/02/19	1,911
Natwest Markets PLC	USD	459	BRL	1,759	8/02/19	(1,864)
Natwest Markets PLC	USD	459	BRL	1,759	7/02/19	(926)
Standard Chartered Bank	TWD	84,951	USD	2,708	9/11/19	(44,474)
Standard Chartered Bank	INR	30,983	USD	438	7/16/19	(10,253)
Standard Chartered Bank	SGD	2,479	USD	1,819	8/22/19	(14,940)
Standard Chartered Bank	BRL	1,474	USD	385	7/02/19	777
Standard Chartered Bank	CNY	114	USD	16	7/25/19	(136)
Standard Chartered Bank	USD	886	EUR	785	7/10/19	7,121
Standard Chartered Bank	USD	385	BRL	1,474	7/02/19	(1,018)
Standard Chartered Bank	USD	628	INR	44,364	7/16/19	14,423
Standard Chartered Bank	USD	926	TWD	28,569	9/11/19	(3)
Standard Chartered Bank	USD	244	IDR	3,612,675	8/22/19	10,056

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	HUF	129,628	USD	451	7/11/19	$(5,808)
State Street Bank & Trust Co.	JPY	6,128	USD	57	9/13/19	32
State Street Bank & Trust Co.	ZAR	3,556	USD	246	9/18/19	(3,702)
State Street Bank & Trust Co.	MYR	1,503	USD	366	8/21/19	2,488
State Street Bank & Trust Co.	INR	1,439	USD	20	7/16/19	(606)
State Street Bank & Trust Co.	PLN	715	USD	188	7/11/19	(3,188)
State Street Bank & Trust Co.	SGD	612	USD	452	8/22/19	(335)
State Street Bank & Trust Co.	MXN	553	USD	28	9/13/19	(797)
State Street Bank & Trust Co.	EUR	1,759	USD	1,993	7/10/19	(9,290)
State Street Bank & Trust Co.	NZD	352	USD	233	9/09/19	(3,769)
State Street Bank & Trust Co.	ILS	137	USD	38	9/13/19	(106)
State Street Bank & Trust Co.	EUR	27	USD	31	9/13/19	(92)
State Street Bank & Trust Co.	AUD	32	USD	22	9/13/19	(36)
State Street Bank & Trust Co.	CAD	16	USD	12	9/13/19	(332)
State Street Bank & Trust Co.	GBP	10	USD	12	9/13/19	56
State Street Bank & Trust Co.	USD	24	CAD	32	9/13/19	342
State Street Bank & Trust Co.	USD	34	AUD	49	9/13/19	63
State Street Bank & Trust Co.	USD	19	SGD	26	9/13/19	(2)
State Street Bank & Trust Co.	USD	115	CHF	114	9/13/19	1,690
State Street Bank & Trust Co.	USD	28	CAD	37	9/13/19	(5)
State Street Bank & Trust Co.	USD	99	EUR	87	7/10/19	(8)
State Street Bank & Trust Co.	USD	17	NOK	142	9/13/19	8
State Street Bank & Trust Co.	USD	658	EUR	583	7/10/19	6,118
State Street Bank & Trust Co.	EUR	326	CZK	8,392	7/11/19	3,825
State Street Bank & Trust Co.	USD	460	AUD	657	9/05/19	2,149
State Street Bank & Trust Co.	USD	1,298	PLN	4,926	7/11/19	21,269
State Street Bank & Trust Co.	USD	23	JPY	2,532	9/13/19	148
State Street Bank & Trust Co.	USD	1,479	BRL	5,738	7/02/19	14,967
State Street Bank & Trust Co.	CZK	8,386	EUR	325	7/10/19	(5,509)
State Street Bank & Trust Co.	USD	455	HUF	129,403	7/11/19	1,012
UBS AG	USD	915	TWD	28,266	9/11/19	1,134

						$(431,342)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)%	Quarterly	3.25%	USD	5,270	$(405,987)	$(344,903)	$(61,084)

*	Termination date

AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	9,940	9/10/20	3 Month LIBOR	2.824%	Quarterly/Semi-Annual	$171,424	$—	$171,424
USD	3,470	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/Quarterly	(28,919)	—	(28,919)
SEK	22,621	6/04/21	3 Month STIBOR	0.023%	Quarterly/Annual	5,283	—	5,283
EUR	2,105	6/04/21	(0.273)%	6 Month EURIBOR	Annual/ Semi-Annual	(5,635)	—	(5,635)
USD	4,130	9/10/23	3 Month LIBOR	2.883%	Quarterly/Semi-Annual	222,956	—	222,956
EUR	3,150	1/15/24	6 Month EURIBOR	0.201%	Semi-Annual/Annual	84,037	—	84,037
CAD	3,780	5/22/24	3 Month CDOR	1.980%	Semi-Annual/Semi-Annual	35,963	3	35,960
USD	1,420	5/24/24	2.200%	3 Month LIBOR	Semi-Annual/Quarterly	(29,235)	—	(29,235)
USD	295	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	4,341	—	4,341
USD	1,870	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/Quarterly	(336,506)	—	(336,506)

						$123,709	$3	$123,706

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.98%	USD	450	$735	$(8,956)	$9,691
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	60	(5,999)	(8,046)	2,047
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	55	(5,499)	(7,550)	2,051
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	69	(6,893)	(10,710)	3,817
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	11	(1,098)	(1,791)	693
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	70	(6,993)	(10,548)	3,555
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	165	(16,497)	(10,792)	(5,705)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	75	(7,492)	(11,250)	3,758
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	9	(900)	(522)	(378)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(948)	148
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	48	(4,800)	(6,116)	1,316
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	53	(5,300)	(6,130)	830

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.63%	USD	52	$(5,200)	$(6,012)	$812
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	79	(7,898)	(8,605)	707
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	64	(6,399)	(4,290)	(2,109)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	47	(4,699)	(4,106)	(593)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	4	(399)	(362)	(37)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(738)	(62)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(799)	(1)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	15	(1,499)	(1,637)	138
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	78	(7,798)	(10,733)	2,935
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	53	(5,299)	(5,709)	410
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	75	(7,492)	(11,657)	4,165
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	58	(5,794)	(9,585)	3,791
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	82	(8,192)	(13,746)	5,554
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	5	(500)	(768)	268

						$(124,305)	$(162,106)	$37,801

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	10,000	7/11/24	2.416%	CPI#	Maturity	$(328,707)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the aggregate market value of these securities amounted to $36,271,885 or 14.1% of net assets.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

AB Variable Products Series Fund

(e)	Affiliated investments.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Fair valued by the Adviser.

(i)	Illiquid security.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2019.

(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.19% of net assets as of June 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.654%, 11/25/24	11/06/15	$25,716	$28,163	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.344%, 11/15/26	11/16/15	89,615	89,717	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.429%, 3/27/24	3/21/19	147,331	147,461	0.06%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	42,000	42,138	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.654%, 11/25/25	9/28/15	121,581	137,094	0.07%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.904%, 11/25/25	9/28/15	38,690	44,804	0.07%

(l)	Inverse interest only security.

(m)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

CZK—Czech Koruna

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

EURIBOR—Euro Interbank Offered Rate

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rates

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $168,784,647)	$191,771,851	(a)
Affiliated issuers (cost $76,266,435—including investment of cash collateral for securities loaned of $346,232)	69,928,849
Cash collateral due from broker	672,422
Foreign currencies, at value (cost $393,576)	393,967
Receivable for investment securities sold and foreign currency transactions	1,561,111
Unaffiliated interest and dividends receivable	763,386
Unrealized appreciation on forward currency exchange contracts	300,921
Receivable for capital stock sold	49,439
Affiliated dividends receivable	1,771
Market value on credit default swaps (net premiums received $8,956)	735
Receivable for variation margin on centrally cleared swaps	328
Other assets	4,404

Total assets	265,449,184

LIABILITIES
Due to custodian	2,361,309
Payable for investment securities purchased	1,604,509
Payable for capital stock redeemed	1,551,971
Unrealized depreciation on forward currency exchange contracts	732,263
Payable for collateral received on securities loaned	346,232
Unrealized depreciation on inflation swaps	328,707
Payable for terminated credit default swaps	172,000
Market value on credit default swaps (net premiums received $153,150)	125,040
Advisory fee payable	68,151
Distribution fee payable	44,544
Administrative fee payable	34,771
Directors’ fees payable	6,505
Payable for variation margin on futures	6,107
Transfer Agent fee payable	58
Accrued expenses and other liabilities	132,348

Total liabilities	7,514,515

NET ASSETS	$257,934,669

COMPOSITION OF NET ASSETS
Capital stock, at par	$23,101
Additional paid-in capital	200,733,903
Distributable earnings	57,177,665

	$257,934,669

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,926,617	2,205,772	$11.30

B	$233,008,052	20,895,235	$11.15

(a)	Includes securities on loan with a value of $4,301,227 (see Note E).

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$1,498,762
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $23,081)	1,151,394
Affiliated issuers	19,511
Securities lending income	145
Other income	1,500

2,671,312

EXPENSES
Advisory fee (see Note B)	700,129
Distribution fee—Class B	287,475
Transfer agency—Class A	254
Transfer agency—Class B	2,369
Custodian	89,328
Audit and tax	45,031
Administrative	35,562
Printing	25,292
Legal	19,648
Directors’ fees	12,066
Miscellaneous	15,839

Total expenses	1,232,993
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(258,527)

Net expenses	974,466

Net investment income	1,696,846

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Affiliated Underlying Portfolios	(68,677)
Investment transactions(a)	3,405,002
Forward currency exchange contracts	(15,809)
Futures	277,812
Swaps	(136,820)
Foreign currency transactions	5,341
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	8,173,597
Investments(b)	15,493,773
Forward currency exchange contracts	(301,553)
Futures	(305,342)
Swaps	63,202
Foreign currency denominated assets and liabilities	1,908

Net gain on investment and foreign currency transactions	26,592,434

NET INCREASE IN NET ASSETS FROM OPERATIONS	$28,289,280

(a)	Net of foreign capital gains taxes of $5,461.

(b)	Net of increase in accrued foreign capital gains taxes of $6,356.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,696,846		$5,105,776
Net realized gain on investment and foreign currency transactions	3,466,849		30,548,043
Net realized gain distributions from Underlying Portfolios	–0	–	2,347,246
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	23,125,585		(54,922,332)
Contributions from Affiliates (see Note B)	–0	–	3,140

Net increase (decrease) in net assets from operations	28,289,280		(16,918,127)
Distributions to Shareholders
Class A	–0	–	(2,582,061)
Class B	–0	–	(23,104,999)
CAPITAL STOCK TRANSACTIONS
Net decrease	(14,596,106)		(16,551,330)

Total increase (decrease)	13,693,174		(59,156,517)
NET ASSETS
Beginning of period	244,241,495		303,398,012

End of period	$257,934,669		$244,241,495

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$18,629,147		$80,378		$–0	–	$18,709,525
Financials	12,320,778		419,017		–0	–	12,739,795
Health Care	11,393,115		424,364		–0	–	11,817,479
Real Estate	8,899,393		2,856,850		–0	–	11,756,243
Communication Services	10,571,139		225,751		–0	–	10,796,890
Consumer Discretionary	9,186,606		551,189		–0	–	9,737,795
Energy	5,173,833		2,985,786		–0	–	8,159,619
Consumer Staples	6,421,187		561,185		–0	–	6,982,372
Industrials	4,485,331		431,656		–0	–	4,916,987
Materials	1,990,980		1,203,197		–0	–	3,194,177
Utilities	2,305,509		104,198		–0	–	2,409,707
Transportation	–0	–	94,940		–0	–	94,940
Banks	–0	–	75,349		–0	–	75,349
Health Care Equipment & Services	57,995		–0	–	–0	–	57,995
Consumer Services	41,653		–0	–	–0	–	41,653
Capital Goods	–0	–	40,069		–0	–	40,069
Consumer Durables & Apparel	38,865		–0	–	–0	–	38,865
Investment Companies	69,582,617		–0	–	–0	–	69,582,617
Corporates—Investment Grade	–0	–	23,197,785		165,577		23,363,362
Governments—Treasuries	–0	–	23,298,540		–0	–	23,298,540
Inflation-Linked Securities	–0	–	8,400,977		–0	–	8,400,977
Mortgage Pass-Throughs	–0	–	6,781,488		–0	–	6,781,488
Collateralized Mortgage Obligations	–0	–	6,173,724		–0	–	6,173,724
Commercial Mortgage-Backed Securities	–0	–	3,500,438		1,032,136		4,532,574
Corporates—Non-Investment Grade	–0	–	4,139,710		–0	–	4,139,710
Emerging Markets—Treasuries	–0	–	2,928,167		–0	–	2,928,167
Covered Bonds	–0	–	2,332,392		–0	–	2,332,392
Collateralized Loan Obligations	–0	–	–0	–	1,366,645		1,366,645
Emerging Markets—Sovereigns	–0	–	968,494		–0	–	968,494
Governments—Sovereign Bonds	–0	–	950,843		–0	–	950,843
Asset-Backed Securities	–0	–	404,129		480,673		884,802
Emerging Markets—Corporate Bonds	–0	–	547,535		–0	–	547,535
Quasi-Sovereigns	–0	–	423,068		–0	–	423,068
Rights	8,536		–0	–	203		8,739
Short-Term Investments	–0	–	3,101,331		–0	–	3,101,331
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	346,232		–0	–	–0	–	346,232

Total Investments in Securities	161,452,916		97,202,550		3,045,234		261,700,700

AB Variable Products Series Fund

	Level 1		Level 2		Level 3		Total
Other Financial Instruments(a):
Assets:
Futures	$314,529		$–0	–	$–0	–	$314,529	(b)
Forward Currency Exchange Contracts	–0	–	300,921		–0	–	300,921
Centrally Cleared Interest Rate Swaps	–0	–	524,004		–0	–	524,004	(b)
Credit Default Swaps	–0	–	735		–0	–	735
Liabilities:
Futures	(283,219)		–0	–	–0	–	(283,219	)(b)
Forward Currency Exchange Contracts	–0	–	(732,263)		–0	–	(732,263)
Centrally Cleared Credit Default Swaps	–0	–	(405,987)		–0	–	(405,987	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(400,295)		–0	–	(400,295	)(b)
Credit Default Swaps	–0	–	(125,040)		–0	–	(125,040)
Inflation (CPI) Swaps	–0	–	(328,707)		–0	–	(328,707)

Total	$161,484,226		$96,035,918		$3,045,234		$260,565,378

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Investment Grade		Commercial Mortgage Backed Securities		Collateralized Loan Obligations
Balance as of 12/31/18	$–0	–	$1,312,564		$1,355,132
Accrued discounts/(premiums)	65		422		–0	–
Realized gain (loss)	–0	–	(647)		–0	–
Change in unrealized appreciation/depreciation	7,010		34,167		11,513
Purchases/Payups	158,502		–0	–	–0	–
Sales/Paydowns	–0	–	(150,513)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	(163,857)		–0	–

Balance as of 6/30/19	$165,577		$1,032,136		$1,366,645

Net change in unrealized appreciation/depreciation from investments held as of 6/30/19(a)	$7,010		$33,128		$11,513

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Asset - Backed Securities		Rights		Total
Balance as of 12/31/18	$798,453		$–0	–	$3,466,149
Accrued discounts/(premiums)	187		–0	–	674
Realized gain (loss)	507		–0	–	(140)
Change in unrealized appreciation/depreciation	4,995		203		57,888
Purchases/Payups	–0	–	–0	–	158,502
Sales/Paydowns	(323,469)		–0	–	(473,982)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	(163,857	)(b)

Balance as of 6/30/19	$480,673		$203		$3,045,234

Net change in unrealized appreciation/depreciation from investments held as of 6/30/19(a)	$4,823		$203		$56,677

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at June 30, 2019. Securities priced i) by third party vendors, or ii) by brokers are excluded from the following table:

	Fair Value at 6/30/19	Valuation Technique	Unobservable Input	Input
Rights	$203	Market Approach	Terms of the Rights Offering	$.07 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. A significant increase (decrease) of the terms of the rights offering in isolation would be expected to result in a significant higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

AB Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2019, there were no expenses waived by the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

During the year ended December 31, 2018, the Adviser reimbursed the Portfolio $3,140 for trading losses incurred due to a trade entry error.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,562.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $756.

In connection with the Portfolio’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of AB mutual funds, as paid by the Portfolio as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2020. For the six months ended June 30, 2019, such waivers and/or reimbursements amounted to $257,747.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

							Distributions
Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 6/30/19 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$241	$35,627	$35,868	$0	$0	$0	$18	$0
AB Discovery Growth Fund, Inc.	2,778	0	0	0	794	3,572	0	0
AB Discovery Value Fund, Inc.	2,913	0	0	0	408	3,321	0	0
Bernstein Fund, Inc.:
International Small Cap Portfolio	7,778	0	0	0	869	8,647	0	0
International Strategic Equities Portfolio	27,139	0	497	(69)	3,072	29,645	0	0
Small Cap Core Portfolio	2,801	0	0	0	466	3,267	0	0
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	3,686	0	0	0	592	4,278	0	0
International Portfolio	14,880	0	0	0	1,973	16,853	0	0
Government Money Market Portfolio*	155	2,725	2,534	0	0	346	2	0

Total				$(69)	$8,174	$69,929	$20	$0

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $9,859, of which $17 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AB Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$60,307,339	$62,586,003
U.S. government securities	13,951,021	15,801,219

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$16,649,618
Gross unrealized depreciation	(628,316)

Net unrealized appreciation	$16,021,302

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

AB Variable Products Series Fund

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2019, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended June 30, 2019, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

(i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of June 30, 2019, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended June 30, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$314,529	*	Receivable/Payable for variation margin on futures	$283,219	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	61,084	*

AB Variable Products Series Fund

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$524,001	*	Receivable/Payable for variation margin on centrally cleared swaps	$400,295	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	300,921		Unrealized depreciation on forward currency exchange contracts	732,263

Interest rate contracts				Unrealized depreciation on inflation swaps	328,707

Credit contracts	Market value on credit default swaps	735		Market value on credit default swaps	125,040

Total		$1,140,186			$1,930,608

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$277,812	$(305,342)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(15,809)	(301,553)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	15,884	(95,348)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(152,704)	158,550

Total		$125,183	$(543,693)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Futures:
Average notional amount of buy contracts	$31,349,239
Average notional amount of sale contracts	$20,218,687
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,648,754
Average principal amount of sale contracts	$53,858,402
Inflation Swaps:
Average notional amount	$10,000,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$26,647,251
Credit Default Swaps:
Average notional amount of buy contracts	$1,081,333	(a)
Average notional amount of sale contracts	$2,133,857

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,686,900	(b)
Average notional amount of sale contracts	$3,467,240	(c)

(a)	Positions were open for five months during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$21,702	$(21,702)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	88	(88)	–0	–	–0	–	–0	–
BNP Paribas SA	17,450	(17,450)	–0	–	–0	–	–0	–
Citibank, NA	22,224	(22,224)	–0	–	–0	–	–0	–
Citigroup Global Markets, Inc.	735	(735)	–0	–	–0	–	–0	–
Credit Suisse International	6,035	(6,035)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	66,913	(66,913)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	46,592	(46,043)	–0	–	–0	–	549
Morgan Stanley & Co., Inc.	25,674	(25,674)	–0	–	–0	–	–0	–
Natwest Markets PLC	6,565	(2,790)	–0	–	–0	–	3,775
Standard Chartered Bank	32,377	(32,377)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	54,167	(33,585)	–0	–	–0	–	20,582
UBS AG	1,134	–0	–	–0	–	–0	–	1,134

Total	$301,656	$(275,616)	$–0	–	$–0	–	$26,040	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$328,707	$(21,702)	$–0	–	$(272,341)	$34,664
Barclays Bank PLC	5,625	(88)	–0	–	–0	–	5,537
BNP Paribas SA	35,306	(17,450)	–0	–	–0	–	17,856
Citibank, NA	171,509	(22,224)	–0	–	–0	–	149,285
Citigroup Global Markets, Inc.	26,482	(735)	–0	–	–0	–	25,747
Credit Suisse International	75,650	(6,035)	–0	–	–0	–	69,615
Deutsche Bank AG	24,898	–0	–	–0	–	–0	–	24,898
Goldman Sachs Bank USA/Goldman Sachs International	251,500	(66,913)	–0	–	(184,587)	–0	–
JPMorgan Chase Bank, NA	46,043	(46,043)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	113,091	(25,674)	–0	–	–0	–	87,417
Natwest Markets PLC	2,790	(2,790)	–0	–	–0	–	–0	–
Standard Chartered Bank	70,824	(32,377)	–0	–	–0	–	38,447
State Street Bank & Trust Co.	33,585	(33,585)	–0	–	–0	–	–0	–

Total	$1,186,010	$(275,616)	$–0	–	$(456,928)	$453,466	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

AB Variable Products Series Fund

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2019, the Portfolio earned drop income of $8,073 which is included in interest income in the accompanying statement of operations.

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$4,301,227	$346,232	$4,000,766	$145	$1,753	$24

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	42,288		69,093	$465,838		$811,711
Shares issued in reinvestment of dividends and distributions	–0	–	235,375	–0	–	2,582,059
Shares redeemed	(210,228)		(402,656)	(2,284,845)		(4,591,886)

Net decrease	(167,940)		(98,188)	$(1,819,007)		$(1,198,116)

Class B
Shares sold	780,712		894,991	$8,426,762		$10,112,751
Shares issued in reinvestment of dividends	–0	–	2,129,493	–0	–	23,105,000
Shares redeemed	(1,966,624)		(4,303,899)	(21,203,861)		(48,570,965)

Net decrease	(1,185,912)		(1,279,415)	$(12,777,099)		$(15,353,214)

At June 30, 2019, certain shareholders of the Portfolio owned 64% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the Portfolio’s returns.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

AB Variable Products Series Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders invested in the Portfolio bear both their proportionate share of expenses in the Portfolio (including advisory fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Real Asset Risk—The Portfolio’s investments in securities linked to real assets involve significant risks, including financial, operating, and competitive risks. Investments in securities linked to real assets expose the Portfolio to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located. Changes in inflation rates or in the market’s inflation expectations may adversely affect the market value of inflation-sensitive equities. The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts (“REITs”) may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$6,160,964	$5,554,623
Net long-term capital gains	19,526,096	2,490,503

Total taxable distributions paid	$25,687,060	$8,045,126

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,951,351
Undistributed capital gains	30,417,898
Other losses	(27,902	)(a)
Unrealized appreciation/(depreciation)	(7,447,667	)(b)

Total accumulated earnings/(deficit)	$28,893,680	(c)

(a)	As of December 31, 2018, the cumulative deferred loss on straddles was $27,902.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of deferred dividends from real estate investment trusts (REITs) and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.10	$11.86	$10.54	$10.99	$12.16	$13.77

Income From Investment Operations
Net investment income (a)	.08	(b)	.23	(b)	.17	(b)	.19	(b)†	.20	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.12	(.87)	1.48	.34	.02	+	.71
Contributions from Affiliates	–0	–	.00	(c)	.00	(c)	.00	(c)	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.20	(.64)	1.65	.53	.22	.97

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.23)	(.24)	(.24)	(.27)	(.39)
Distributions from net realized gain on investment transactions	–0	–	(.89)	(.09)	(.74)	(1.12)	(2.19)

Total dividends and distributions	–0	–	(1.12)	(.33)	(.98)	(1.39)	(2.58)

Net asset value, end of period	$11.30	$10.10	$11.86	$10.54	$10.99	$12.16

Total Return
Total investment return based on net asset value (d)*	11.88%	(6.17)%	15.84%	4.69	%†	1.65%	7.37%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,927	$23,967	$29,328	$30,132	$33,409	$36,882
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.54	%^	.66%	.73%	.73%	.70%	.71%
Expenses, before waivers/reimbursements (e)‡	.74	%^	.75%	.73%	.73%	.70%	.71%
Net investment income	1.56	%(b)^	2.05	%(b)	1.51	%(b)	1.74	%(b)†	1.71%	1.96%
Portfolio turnover rate **	30%	150%	108%	106%	132%	114%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.22	%^	.11%	–0	–%	–0	–%	–0	–%	–0	–%

See footnote summary on page 49.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.98	$11.73	$10.42	$10.87	$12.05	$13.65

Income From Investment Operations
Net investment income (a)	.07	(b)	.20	(b)	.14	(b)	.16	(b)†	.17	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	(.86)	1.47	.33	.01	+	.71
Contributions from Affiliates	–0	–	.00	(c)	.00	(c)	.00	(c)	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.17	(.66)	1.61	.49	.18	.93

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.20)	(.21)	(.20)	(.24)	(.34)
Distributions from net realized gain on investment transactions	–0	–	(.89)	(.09)	(.74)	(1.12)	(2.19)

Total dividends and distributions	–0	–	(1.09)	(.30)	(.94)	(1.36)	(2.53)

Net asset value, end of period	$11.15	$9.98	$11.73	$10.42	$10.87	$12.05

Total Return
Total investment return based on net asset value (d)*	11.72%	(6.41)%	15.62%	4.44	%†	1.29%	7.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233,008	$220,274	$274,070	$272,733	$298,233	$328,363
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.79	%^	.91%	.98%	.98%	.95%	.96%
Expenses, before waivers/reimbursements (e)‡	.99	%^	1.00%	.98%	.98%	.95%	.96%
Net investment income	1.31	%(b)^	1.79	%(b)	1.26	%(b)	1.49	%(b)†	1.46%	1.71%
Portfolio turnover rate **	30%	150%	108%	106%	132%	114%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.22	%^	.11%	–0	–%	–0	–%	–0	–%	–0	–%

See footnote summary on page 49.

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2019 and the year ended December 31, 2018, such waiver amounted to .20% (annualized) and .09%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

+	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2015, and December 31, 2014 by .02%, .03% and .01%, respectively.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Balanced Wealth Strategy Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the

AB Variable Products Series Fund

Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund- specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Balanced Wealth Strategy Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

VPS-BW-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	DYNAMIC ASSET ALLOCATION PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,103.30	$4.12	0.79%	$4.22	0.81%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.88	$3.96	0.79%	$4.06	0.81%

Class B
Actual	$1,000	$1,102.40	$5.42	1.04%	$5.53	1.06%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.64	$5.21	1.04%	$5.31	1.06%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

SECURITY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$181,300,382	32.2%
Vanguard Real Estate ETF	14,841,831	2.6
iShares Core MSCI Emerging Markets ETF	14,090,290	2.5
Vanguard Global ex-U.S. Real Estate ETF	12,825,184	2.3
Microsoft Corp.	6,997,133	1.2
Apple, Inc.	5,974,017	1.1
Amazon.com, Inc.	5,340,037	1.0
Alphabet, Inc.	4,525,300	0.8
Nestle SA	3,593,256	0.6
Facebook, Inc.	3,133,741	0.6

	$252,621,171	44.9%

PORTFOLIO BREAKDOWN2

June 30, 2019 (unaudited)

ASSET CLASSES	ALLOCATION
Equities
International Large Cap	24.7%
U.S. Large Cap	18.9
Emerging Market Equities	5.1
Real Estate Equities	4.9
U.S. Mid-Cap	2.4
U.S. Small-Cap	2.4

Sub-total	58.4

Fixed Income
U.S. Bonds	37.2
International Bonds	2.3

Sub-total	39.5

Cash	2.1

Total	100.0%

SECURITY TYPE BREAKDOWN3

June 30, 2019 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$325,116,362	58.5%
Governments—Treasuries	181,300,382	32.6
Investment Companies	41,757,305	7.5
Options Purchased—Calls	254,690	0.0
Rights	13,005	0.0
Short-Term Investments	7,599,069	1.4

Total Investments	$556,040,813	100.0%

1	Long-term investments.

2	All data are as of June 30, 2019. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

3	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–57.8%

FINANCIALS–9.2%
BANKS–4.4%
AIB Group PLC	5,844	$23,896
Aozora Bank Ltd.	2,000	48,089
Australia & New Zealand Banking Group Ltd.	31,095	617,215
Banco Bilbao Vizcaya Argentaria SA	73,153	408,024
Banco de Sabadell SA	68,373	70,871
Banco Santander SA	183,994	852,748
Bank Hapoalim BM	14,749	109,529
Bank Leumi Le-Israel BM	16,778	121,272
Bank of America Corp.	61,645	1,787,705
Bank of East Asia Ltd. (The)	41,231	115,298
Bank of Ireland Group PLC	11,605	60,713
Bank of Kyoto Ltd. (The)	400	15,508
Bank of Queensland Ltd.	7,933	53,121
Bankia SA	10,832	25,585
Bankinter SA	7,353	50,685
Barclays PLC	188,978	359,445
BB&T Corp.	5,150	253,020
Bendigo & Adelaide Bank Ltd.	9,233	75,152
BNP Paribas SA	13,908	659,312
BOC Hong Kong Holdings Ltd.	39,500	155,517
CaixaBank SA	42,465	121,790
Chiba Bank Ltd. (The)	11,000	53,867
Citigroup, Inc.	16,479	1,154,024
Citizens Financial Group, Inc.	3,119	110,288
Comerica, Inc.	1,100	79,904
Commerzbank AG	15,814	113,565
Commonwealth Bank of Australia	20,060	1,167,262
Concordia Financial Group Ltd.	11,221	41,879
Credit Agricole SA	14,327	170,960
Danske Bank A/S	7,940	125,796
DBS Group Holdings Ltd.	21,665	416,186
DNB ASA	9,303	173,349
Erste Group Bank AG(a)	3,207	118,929
Fifth Third Bancorp	4,340	121,086
First Republic Bank/CA	1,073	104,778
Fukuoka Financial Group, Inc.	1,800	32,964
Hang Seng Bank Ltd.	8,100	201,613
HSBC Holdings PLC	227,222	1,896,454
Huntington Bancshares, Inc./OH(b)	7,165	99,020
ING Groep NV	36,740	425,587
Intesa Sanpaolo SpA	165,706	354,744
Israel Discount Bank Ltd.–Class A	13,191	53,785
Japan Post Bank Co., Ltd.	3,855	39,173
JPMorgan Chase & Co.	22,415	2,505,997
KBC Group NV	3,064	201,076
KeyCorp	6,925	122,919
Lloyds Banking Group PLC	821,886	590,294
M&T Bank Corp.	915	155,614
Mebuki Financial Group, Inc.	16,800	43,900

Mediobanca Banca di Credito Finanziario SpA	12,965	$133,692
Mitsubishi UFJ Financial Group, Inc.	135,900	647,288
Mizrahi Tefahot Bank Ltd.	1,057	24,417
Mizuho Financial Group, Inc.	273,362	397,503
National Australia Bank Ltd.	30,446	571,900
Nordea Bank Abp	28,914	209,950
Oversea-Chinese Banking Corp., Ltd.	29,000	244,621
People’s United Financial, Inc.(b)	2,465	41,363
PNC Financial Services Group, Inc. (The)	3,130	429,686
Raiffeisen Bank International AG	1,307	30,689
Regions Financial Corp.	6,925	103,460
Resona Holdings, Inc.	21,000	87,603
Royal Bank of Scotland Group PLC	53,666	149,680
Seven Bank Ltd.	16,218	42,502
Shinsei Bank Ltd.	3,700	57,581
Shizuoka Bank Ltd. (The)	4,000	29,539
Skandinaviska Enskilda Banken AB–Class A	16,190	149,902
Societe Generale SA	9,446	238,411
Standard Chartered PLC	34,982	317,352
Sumitomo Mitsui Financial Group, Inc.	14,300	506,873
Sumitomo Mitsui Trust Holdings, Inc.	3,200	116,261
SunTrust Banks, Inc.	2,990	187,922
SVB Financial Group(a)	386	86,692
Svenska Handelsbanken AB–Class A	14,254	140,668
Swedbank AB–Class A	8,621	129,783
UniCredit SpA	17,422	214,444
United Overseas Bank Ltd.	12,000	231,986
US Bancorp	10,215	535,266
Wells Fargo & Co.	28,575	1,352,169
Westpac Banking Corp.	38,249	762,312
Zions Bancorp NA	1,230	56,555

		24,887,578

CAPITAL MARKETS–1.5%
3i Group PLC	9,721	137,532
Affiliated Managers Group, Inc.	307	28,287
Ameriprise Financial, Inc.	945	137,176
Amundi SA(c)	1,517	105,917
ASX Ltd.	1,453	84,182
Bank of New York Mellon Corp. (The)	6,115	269,977
BlackRock, Inc.–Class A	877	411,576
Cboe Global Markets, Inc.	746	77,308
Charles Schwab Corp. (The)	8,090	325,137
CME Group, Inc.–Class A	2,450	475,570
Credit Suisse Group AG(a)	28,090	336,214
Daiwa Securities Group, Inc.	16,000	70,247

3

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Deutsche Bank AG	19,693	$151,854
Deutsche Boerse AG	2,077	293,210
E*TRADE Financial Corp.	1,670	74,482
Franklin Resources, Inc.	1,920	66,816
Goldman Sachs Group, Inc. (The)	2,338	478,355
Hargreaves Lansdown PLC	4,023	98,295
Hong Kong Exchanges & Clearing Ltd.	13,451	475,360
Intercontinental Exchange, Inc.	3,830	329,150
Invesco Ltd.	2,730	55,856
Investec PLC	5,877	38,204
Japan Exchange Group, Inc.	4,965	79,077
Julius Baer Group Ltd.(a)	2,130	94,900
London Stock Exchange Group PLC	3,987	277,832
Macquarie Group Ltd.	3,705	326,803
MarketAxess Holdings, Inc.	260	83,569
Moody’s Corp.	1,145	223,630
Morgan Stanley	8,770	384,214
MSCI, Inc.–Class A	557	133,006
Nasdaq, Inc.	760	73,089
Natixis SA	21,759	87,614
Nomura Holdings, Inc.	38,855	137,554
Northern Trust Corp.	1,460	131,400
Partners Group Holding AG	231	181,663
Raymond James Financial, Inc.	809	68,401
S&P Global, Inc.	1,660	378,131
SBI Holdings, Inc./Japan	2,468	61,301
Schroders PLC	1,291	50,082
Singapore Exchange Ltd.	21,000	123,029
St. James’s Place PLC	4,994	69,728
Standard Life Aberdeen PLC	24,984	93,479
State Street Corp.	2,535	142,112
T. Rowe Price Group, Inc.	1,625	178,279
UBS Group AG(a)	42,353	503,375

		8,402,973

CONSUMER FINANCE–0.2%
Acom Co., Ltd.	13,014	46,964
American Express Co.	4,710	581,402
Capital One Financial Corp.	3,213	291,548
Credit Saison Co., Ltd.	3,500	41,077
Discover Financial Services	2,210	171,474
Synchrony Financial	4,418	153,172

		1,285,637

DIVERSIFIED FINANCIAL SERVICES–0.8%
AMP Ltd.	67,589	100,821
Berkshire Hathaway, Inc.–Class B(a)	13,114	2,795,511
Challenger Ltd.	12,809	59,788
EXOR NV	3,679	257,745
Groupe Bruxelles Lambert SA	768	75,457
IHS Markit Ltd.(a)	2,361	150,443
Industrivarden AB–Class C	4,979	110,478
Investor AB–Class B	4,336	208,514
Jefferies Financial Group, Inc.	1,855	35,672

Kinnevik AB	4,676	$121,715
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,362	39,121
ORIX Corp.	14,110	210,873
Pargesa Holding SA	1,023	78,899
Wendel SA	844	115,060

		4,360,097

INSURANCE–2.3%
Admiral Group PLC	2,010	56,363
Aegon NV	38,312	190,313
Aflac, Inc.	5,110	280,079
Ageas	2,085	108,504
AIA Group Ltd.	128,423	1,386,827
Allianz SE	4,871	1,174,769
Allstate Corp. (The)	2,300	233,887
American International Group, Inc.	5,893	313,979
Aon PLC	1,665	321,312
Arthur J Gallagher & Co.	1,202	105,283
Assicurazioni Generali SpA	11,115	209,268
Assurant, Inc.	310	32,978
Aviva PLC	43,251	229,081
Baloise Holding AG	926	164,001
Chubb Ltd.	3,132	461,312
Cincinnati Financial Corp.	960	99,523
CNP Assurances	4,544	103,141
Dai-ichi Life Holdings, Inc.	11,850	179,287
Direct Line Insurance Group PLC	13,089	55,174
Everest Re Group Ltd.	294	72,671
Gjensidige Forsikring ASA	3,690	74,372
Hannover Rueck SE	795	128,546
Hartford Financial Services Group, Inc. (The)	2,375	132,335
Insurance Australia Group Ltd.	22,589	131,151
Japan Post Holdings Co., Ltd.	16,700	189,128
Legal & General Group PLC	63,405	217,226
Lincoln National Corp.	1,390	89,586
Loews Corp.	1,790	97,859
Mapfre SA	17,737	51,869
Marsh & McLennan Cos., Inc.	3,390	338,152
Medibank Pvt Ltd.	39,307	96,448
MetLife, Inc.	6,570	326,332
MS&AD Insurance Group Holdings, Inc.	4,800	152,575
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,588	398,044
NN Group NV	7,137	286,899
Principal Financial Group, Inc.	1,740	100,781
Progressive Corp. (The)	3,845	307,331
Prudential Financial, Inc.	2,765	279,265
Prudential PLC	30,322	661,959
QBE Insurance Group Ltd.	13,053	108,590
RSA Insurance Group PLC	10,859	79,581
Sampo Oyj–Class A	4,765	224,929
SCOR SE	3,333	146,115
Sompo Holdings, Inc.	4,000	154,726

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Sony Financial Holdings, Inc.	4,130	$99,389
Suncorp Group Ltd.	12,247	115,974
Swiss Life Holding AG	342	169,559
Swiss Re AG	3,176	322,737
T&D Holdings, Inc.	5,500	59,859
Tokio Marine Holdings, Inc.	7,300	366,280
Torchmark Corp.	652	58,328
Travelers Cos., Inc. (The)	1,830	273,622
Tryg A/S	1,821	59,256
Unum Group	1,420	47,641
Willis Towers Watson PLC	887	169,896
Zurich Insurance Group AG	1,604	558,111

		12,852,203

		51,788,488

INFORMATION TECHNOLOGY–8.2%
COMMUNICATIONS EQUIPMENT–0.5%
Arista Networks, Inc.(a)	335	86,973
Cisco Systems, Inc.	30,290	1,657,772
F5 Networks, Inc.(a)	380	55,339
Juniper Networks, Inc.	2,240	59,651
Motorola Solutions, Inc.	1,145	190,906
Nokia Oyj	62,192	309,765
Telefonaktiebolaget LM Ericsson–Class B	28,969	274,966

		2,635,372

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Alps Alpine Co., Ltd.	2,053	34,769
Amphenol Corp.–Class A	2,050	196,677
Corning, Inc.	5,405	179,608
FLIR Systems, Inc.	910	49,231
Halma PLC	4,302	110,487
Hamamatsu Photonics KK	1,600	62,507
Hexagon AB–Class B	4,263	237,038
Hirose Electric Co., Ltd.	315	35,248
Hitachi High-Technologies Corp.	1,881	96,701
Hitachi Ltd.	10,400	382,644
Ingenico Group SA	930	82,306
IPG Photonics Corp.(a)	273	42,110
Keyence Corp.	1,054	650,025
Keysight Technologies, Inc.(a)	1,228	110,287
Kyocera Corp.	3,637	238,310
Murata Manufacturing Co., Ltd.	6,000	270,124
Nippon Electric Glass Co., Ltd.	2,938	74,673
Omron Corp.	1,800	94,403
Shimadzu Corp.	2,000	49,236
TDK Corp.	1,200	93,473
TE Connectivity Ltd.	2,260	216,463
Venture Corp., Ltd.	4,005	48,355
Yaskawa Electric Corp.	2,723	93,118
Yokogawa Electric Corp.	4,500	88,572

		3,536,365

IT SERVICES–1.8%
Accenture PLC–Class A	4,335	$800,978
Adyen NV(a)(c)	83	64,025
Akamai Technologies, Inc.(a)	1,005	80,541
Alliance Data Systems Corp.	330	46,243
Amadeus IT Group SA–Class A	4,973	394,088
Atos SE	677	56,561
Automatic Data Processing, Inc.	2,920	482,764
Broadridge Financial Solutions, Inc.	819	104,570
Capgemini SE	1,557	193,587
Cognizant Technology Solutions Corp.–Class A	3,880	245,953
Computershare Ltd.	3,663	41,775
DXC Technology Co.	1,868	103,020
Fidelity National Information Services, Inc.	2,220	272,350
Fiserv, Inc.(a)(b)	2,650	241,574
FleetCor Technologies, Inc.(a)	661	185,642
Fujitsu Ltd.	2,228	155,706
Gartner, Inc.(a)	640	103,002
Global Payments, Inc.(b)	1,009	161,571
International Business Machines Corp.	6,168	850,567
Itochu Techno-Solutions Corp.	1,463	37,611
Jack Henry & Associates, Inc.	547	73,254
Mastercard, Inc.–Class A	6,160	1,629,505
Nomura Research Institute Ltd.	3,900	62,717
NTT Data Corp.	6,010	80,246
Obic Co., Ltd.	730	82,961
Otsuka Corp.	1,200	48,392
Paychex, Inc.	2,145	176,512
PayPal Holdings, Inc.(a)	7,935	908,240
Total System Services, Inc.	1,060	135,966
VeriSign, Inc.(a)	775	162,099
Visa, Inc.–Class A(b)	11,850	2,056,567
Western Union Co. (The)–Class W(b)	2,930	58,278
Wirecard AG	1,262	213,046
Wix.com Ltd.(a)	521	74,034
Worldline SA/France(a)(c)	270	19,617

		10,403,562

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.5%
Advanced Micro Devices, Inc.(a)(b)	5,883	178,667
Advantest Corp.	2,262	62,275
Analog Devices, Inc.	2,510	283,304
Applied Materials, Inc.	6,635	297,978
ASM Pacific Technology Ltd.	900	9,227
ASML Holding NV	3,784	787,412
Broadcom, Inc.	2,859	822,992
Disco Corp.	309	50,990
Infineon Technologies AG	10,766	191,308
Intel Corp.	30,740	1,471,524
KLA-Tencor Corp.	1,060	125,292
Lam Research Corp.	1,029	193,287

5

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Maxim Integrated Products, Inc.	1,775	$106,180
Microchip Technology, Inc.(b)	1,595	138,286
Micron Technology, Inc.(a)	7,520	290,197
NVIDIA Corp.	4,135	679,091
NXP Semiconductors NV	3,348	326,798
Qorvo, Inc.(a)	768	51,156
QUALCOMM, Inc.	8,094	615,711
Renesas Electronics Corp.(a)	9,161	45,574
Rohm Co., Ltd.	1,300	87,589
Skyworks Solutions, Inc.	1,124	86,851
STMicroelectronics NV	12,251	217,285
SUMCO Corp.	2,522	30,062
Texas Instruments, Inc.	6,475	743,071
Tokyo Electron Ltd.	1,689	237,398
Xilinx, Inc.	1,735	204,591

		8,334,096

SOFTWARE–2.5%
Adobe, Inc.(a)	3,360	990,024
ANSYS, Inc.(a)	612	125,350
Autodesk, Inc.(a)	1,525	248,422
Cadence Design Systems, Inc.(a)	1,864	131,990
Check Point Software Technologies Ltd.(a)(b)	1,416	163,704
Citrix Systems, Inc.–Class C	880	86,363
CyberArk Software Ltd.(a)	422	53,948
Dassault Systemes SE	1,424	227,136
Fortinet, Inc.(a)	919	70,607
Intuit, Inc.	1,800	470,394
Micro Focus International PLC	3,943	103,701
Microsoft Corp.	52,233	6,997,133
Nice Ltd.(a)	690	94,458
Oracle Corp.	17,156	977,377
Oracle Corp./Japan	500	36,608
Red Hat, Inc.(a)	1,240	232,822
Sage Group PLC (The)	12,240	124,831
salesforce.com, Inc.(a)	5,162	783,230
SAP SE	11,137	1,526,792
Symantec Corp.	4,255	92,589
Synopsys, Inc.(a)	1,022	131,521
Temenos AG(a)	662	118,534
Trend Micro, Inc./Japan	1,600	71,494

		13,859,028

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.3%
Apple, Inc.	30,184	5,974,017
Brother Industries Ltd.	2,200	41,671
Canon, Inc.	11,400	333,827
FUJIFILM Holdings Corp.	4,200	213,233
Hewlett Packard Enterprise Co.	9,560	142,922
HP, Inc.	10,610	220,582
Konica Minolta, Inc.	6,000	58,462
NEC Corp.	2,500	98,653
NetApp, Inc.	1,640	101,188
Ricoh Co., Ltd.	6,000	60,025
Seagate Technology PLC	1,750	82,460
Seiko Epson Corp.	2,700	42,779

Western Digital Corp.	1,863	$88,586
Xerox Corp.	1,386	49,078

		7,507,483

		46,275,906

HEALTH CARE–7.4%
BIOTECHNOLOGY–0.8%
AbbVie, Inc.	10,162	738,981
Alexion Pharmaceuticals, Inc.(a)	1,480	193,850
Amgen, Inc.	4,278	788,350
BeiGene Ltd. (Sponsored ADR)(a)(b)	405	50,200
Biogen, Inc.(a)	1,365	319,232
Celgene Corp.(a)	4,730	437,241
CSL Ltd.	5,165	782,104
Genmab A/S(a)	540	99,294
Gilead Sciences, Inc.	8,715	588,785
Grifols SA	3,644	107,839
Incyte Corp.(a)	1,140	96,854
PeptiDream, Inc.(a)	1,023	52,543
Regeneron Pharmaceuticals, Inc.(a)	540	169,020
Vertex Pharmaceuticals, Inc.(a)	1,707	313,030

		4,737,323

HEALTH CARE EQUIPMENT & SUPPLIES–1.5%
Abbott Laboratories	11,776	990,362
ABIOMED, Inc.(a)	308	80,231
Alcon, Inc.(a)	4,817	297,448
Align Technology, Inc.(a)	540	147,798
Asahi Intecc Co., Ltd.	1,468	36,288
Baxter International, Inc.	3,280	268,632
Becton Dickinson and Co.	1,848	465,714
Boston Scientific Corp.(a)	9,260	397,995
Cochlear Ltd.	405	58,966
Coloplast A/S–Class B	1,154	130,447
Cooper Cos., Inc. (The)	361	121,617
Danaher Corp.	4,140	591,689
Demant A/S(a)	2,050	63,806
DENTSPLY SIRONA, Inc.	1,496	87,307
Edwards Lifesciences Corp.(a)	1,390	256,789
Fisher & Paykel Healthcare Corp., Ltd.	6,133	63,799
Hologic, Inc.(a)	1,720	82,594
Hoya Corp.	4,322	332,164
IDEXX Laboratories, Inc.(a)	633	174,284
Intuitive Surgical, Inc.(a)	815	427,508
Koninklijke Philips NV	14,135	614,532
Medtronic PLC	9,059	882,256
Olympus Corp.	11,200	124,644
ResMed, Inc.	916	111,779
Sartorius AG (Preference Shares)	812	166,528
Siemens Healthineers AG(c)	1,618	68,179
Smith & Nephew PLC	9,779	212,347
Sonova Holding AG	666	151,581
Straumann Holding AG	145	128,133
Stryker Corp.	2,075	426,578
Sysmex Corp.	1,836	120,111

6

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Teleflex, Inc.	311	$102,988
Terumo Corp.	6,600	197,165
Varian Medical Systems, Inc.(a)	645	87,804
Zimmer Biomet Holdings, Inc.	1,385	163,070

		8,633,133

HEALTH CARE PROVIDERS & SERVICES–1.0%
Alfresa Holdings Corp.	2,700	66,774
AmerisourceBergen Corp.–Class A	1,035	88,244
Anthem, Inc.	1,750	493,867
Cardinal Health, Inc.	1,995	93,965
Centene Corp.(a)	2,774	145,469
Cigna Corp.(a)	2,561	403,486
CVS Health Corp.	8,729	475,643
DaVita, Inc.(a)	850	47,821
Fresenius Medical Care AG & Co. KGaA	2,085	163,742
Fresenius SE & Co. KGaA	4,696	254,993
HCA Healthcare, Inc.	1,850	250,064
Henry Schein, Inc.(a)(b)	1,040	72,696
Humana, Inc.	965	256,014
Laboratory Corp. of America Holdings(a)	725	125,353
McKesson Corp.	1,365	183,442
Medipal Holdings Corp.	3,900	86,262
NMC Health PLC	1,143	34,971
Quest Diagnostics, Inc.	850	86,539
Ramsay Health Care Ltd.	1,156	58,688
Ryman Healthcare Ltd.	5,937	46,890
Sonic Healthcare Ltd.	5,598	106,664
Suzuken Co., Ltd./Aichi Japan	1,200	70,516
UnitedHealth Group, Inc.	6,535	1,594,605
Universal Health Services, Inc.–Class B	550	71,715
WellCare Health Plans, Inc.(a)	347	98,919

		5,377,342

HEALTH CARE TECHNOLOGY–0.1%
Cerner Corp.	2,180	159,794
M3, Inc.	4,140	75,973

		235,767

LIFE SCIENCES TOOLS & SERVICES–0.4%
Agilent Technologies, Inc.	2,145	160,167
Illumina, Inc.(a)	1,011	372,199
IQVIA Holdings, Inc.(a)	1,096	176,346
Lonza Group AG(a)	779	262,985
Mettler-Toledo International, Inc.(a)	220	184,800
PerkinElmer, Inc.	755	72,737
QIAGEN NV(a)	2,703	109,990
Sartorius Stedim Biotech	712	112,270
Thermo Fisher Scientific, Inc.	2,785	817,899
Waters Corp.(a)(b)	545	117,306

		2,386,699

PHARMACEUTICALS–3.6%
Allergan PLC	2,100	$351,603
Astellas Pharma, Inc.	22,500	320,642
AstraZeneca PLC	14,359	1,173,872
Bayer AG	10,385	720,307
Bristol-Myers Squibb Co.	10,965	497,263
Chugai Pharmaceutical Co., Ltd.	2,537	166,155
Daiichi Sankyo Co., Ltd.	6,428	337,120
Eisai Co., Ltd.	2,933	166,231
Eli Lilly & Co.	5,913	655,101
GlaxoSmithKline PLC	56,263	1,127,782
Hisamitsu Pharmaceutical Co., Inc.	1,000	39,631
Ipsen SA	880	120,028
Johnson & Johnson	18,105	2,521,664
Kyowa Hakko Kirin Co., Ltd.	2,152	38,830
Merck & Co., Inc.	17,505	1,467,794
Merck KGaA	1,230	128,475
Mitsubishi Tanabe Pharma Corp.	3,000	33,386
Mylan NV(a)	3,455	65,783
Nektar Therapeutics(a)(b)	1,074	38,213
Novartis AG	24,089	2,199,127
Novo Nordisk A/S–Class B	20,377	1,040,800
Ono Pharmaceutical Co., Ltd.	3,900	70,121
Orion Oyj–Class B	974	35,717
Otsuka Holdings Co., Ltd.	4,348	142,078
Perrigo Co. PLC	822	39,144
Pfizer, Inc.	37,944	1,643,734
Recordati SpA	2,055	85,653
Roche Holding AG	7,961	2,238,535
Sanofi	12,344	1,066,797
Santen Pharmaceutical Co., Ltd.	2,500	41,563
Shionogi & Co., Ltd.	2,800	161,792
Sumitomo Dainippon Pharma Co., Ltd.	2,900	55,209
Taisho Pharmaceutical Holdings Co., Ltd.	567	43,674
Takeda Pharmaceutical Co., Ltd.	16,445	584,995
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)(b)	12,347	113,963
UCB SA	1,519	126,061
Vifor Pharma AG	802	115,920
Zoetis, Inc.	3,246	368,389

		20,143,152

		41,513,416

INDUSTRIALS–7.0%
AEROSPACE & DEFENSE–1.2%
Airbus SE	6,243	883,519
Arconic, Inc.	2,856	73,742
BAE Systems PLC	33,818	212,542
Boeing Co. (The)	3,560	1,295,876
Dassault Aviation SA	41	58,929
Elbit Systems Ltd.	250	37,300
General Dynamics Corp.	1,910	347,276
Huntington Ingalls Industries, Inc.	329	73,940
L3 Harris Technologies, Inc.	845	159,815
L3 Technologies, Inc.	525	128,714

7

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Leonardo SpA	5,271	$66,871
Lockheed Martin Corp.	1,700	618,018
Meggitt PLC	10,854	72,314
MTU Aero Engines AG	579	138,098
Northrop Grumman Corp.	1,240	400,656
Raytheon Co.	1,950	339,066
Rolls-Royce Holdings PLC(a)	19,591	209,289
Safran SA	3,586	524,602
Singapore Technologies Engineering Ltd.	43,000	131,700
Textron, Inc.	1,555	82,477
Thales SA	1,184	146,250
TransDigm Group, Inc.(a)	363	175,619
United Technologies Corp.	5,475	712,845

		6,889,458

AIR FREIGHT & LOGISTICS–0.3%
Bollore SA	25,929	114,410
CH Robinson Worldwide, Inc.(b)	865	72,963
Deutsche Post AG	10,803	355,384
Expeditors International of Washington, Inc.	1,120	84,963
FedEx Corp.	1,615	265,167
Kuehne & Nagel International AG	477	70,852
SG Holdings Co., Ltd.	2,174	61,816
United Parcel Service, Inc.–Class B	4,655	480,722
Yamato Holdings Co., Ltd.	3,400	69,304

		1,575,581

AIRLINES–0.2%
Alaska Air Group, Inc.	743	47,485
American Airlines Group, Inc.(b)	2,682	87,460
ANA Holdings, Inc.	1,007	33,378
Delta Air Lines, Inc.	4,202	238,464
Deutsche Lufthansa AG	3,330	57,096
easyJet PLC	2,320	28,089
Japan Airlines Co., Ltd.	900	28,724
Singapore Airlines Ltd.	14,000	95,933
Southwest Airlines Co.	3,405	172,906
United Continental Holdings, Inc.(a)	1,522	133,251

		922,786

BUILDING PRODUCTS–0.3%
AGC, Inc./Japan	2,000	69,284
Allegion PLC	635	70,199
AO Smith Corp.	955	45,038
Assa Abloy AB–Class B	9,541	215,271
Cie de Saint-Gobain	4,539	177,247
Daikin Industries Ltd.	2,774	363,225
Fortune Brands Home & Security, Inc.	871	49,760
Geberit AG	360	168,273
Johnson Controls International PLC	6,192	255,791
Kingspan Group PLC	1,858	100,904

LIXIL Group Corp.	2,500	$39,657
Masco Corp.	2,005	78,676
TOTO Ltd.	1,522	60,275

		1,693,600

COMMERCIAL SERVICES & SUPPLIES–0.3%
Brambles Ltd.	15,030	136,121
Cintas Corp.	585	138,815
Copart, Inc.(a)	1,391	103,963
Dai Nippon Printing Co., Ltd.	2,500	53,393
G4S PLC	17,154	45,383
ISS A/S	1,785	53,965
Park24 Co., Ltd.	1,300	30,352
Rentokil Initial PLC	20,957	105,805
Republic Services, Inc.–Class A	1,400	121,296
Rollins, Inc.(b)	944	33,861
Secom Co., Ltd.	2,338	201,465
Societe BIC SA	891	67,872
Sohgo Security Services Co., Ltd.	1,000	46,222
Toppan Printing Co., Ltd.	2,500	38,016
Waste Management, Inc.	2,645	305,154

		1,481,683

CONSTRUCTION & ENGINEERING–0.3%
ACS Actividades de Construccion y Servicios SA	2,672	106,904
Bouygues SA	1,739	64,400
CIMIC Group Ltd.	2,988	93,959
Eiffage SA	1,102	108,910
Epiroc AB–Class A	16,027	166,990
Epiroc AB–Class B	3,579	35,502
Ferrovial SA	4,869	124,640
HOCHTIEF AG	422	51,391
Jacobs Engineering Group, Inc.	715	60,339
JGC Corp.	4,000	54,724
Kajima Corp.	3,500	48,141
Obayashi Corp.	6,000	59,272
Quanta Services, Inc.	915	34,944
Shimizu Corp.	4,000	33,305
Skanska AB–Class B	8,587	155,158
Taisei Corp.	2,000	72,853
Vinci SA	5,456	557,197

		1,828,629

ELECTRICAL EQUIPMENT–0.5%
ABB Ltd.	20,970	420,410
AMETEK, Inc.	1,499	136,169
Eaton Corp. PLC	2,844	236,848
Emerson Electric Co.	4,150	276,888
Fuji Electric Co., Ltd.	2,800	97,039
Legrand SA	2,541	185,769
Melrose Industries PLC	52,623	120,967
Mitsubishi Electric Corp.	21,000	277,622
Nidec Corp.	2,567	352,539
Prysmian SpA	1,074	22,191
Rockwell Automation, Inc.	830	135,979

8

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Schneider Electric SE	6,098	$551,765
Siemens Gamesa Renewable Energy SA	2,259	37,546
Vestas Wind Systems A/S	2,133	184,790

		3,036,522

INDUSTRIAL CONGLOMERATES–0.8%
3M Co.	3,955	685,560
CK Hutchison Holdings Ltd.	25,840	254,879
DCC PLC	1,216	108,481
General Electric Co.	58,659	615,919
Honeywell International, Inc.	5,005	873,823
Jardine Matheson Holdings Ltd.	2,300	145,068
Jardine Strategic Holdings Ltd.	2,005	76,505
Keihan Holdings Co., Ltd.	1,000	43,630
Keppel Corp., Ltd.	13,000	64,056
NWS Holdings Ltd.	37,000	76,100
Roper Technologies, Inc.	725	265,539
Siemens AG	8,669	1,032,091
Smiths Group PLC	3,761	74,829
Toshiba Corp.	7,200	224,458

		4,540,938

MACHINERY–1.3%
Alfa Laval AB	3,778	82,559
Alstom SA	3,502	162,320
Amada Holdings Co., Ltd.	3,000	33,910
ANDRITZ AG	693	26,091
Atlas Copco AB–Class A	6,392	204,836
Atlas Copco AB–Class B SHS	3,579	102,898
Caterpillar, Inc.	3,985	543,116
CNH Industrial NV	22,634	232,524
Cummins, Inc.	1,000	171,340
Daifuku Co., Ltd.	1,030	58,178
Deere & Co.	2,135	353,791
Dover Corp.	985	98,697
FANUC Corp.	2,100	390,207
Flowserve Corp.	810	42,679
Fortive Corp.	1,970	160,594
GEA Group AG	1,741	49,411
Hino Motors Ltd.	6,000	50,641
Hitachi Construction Machinery Co., Ltd.	3,000	78,485
Hoshizaki Corp.	400	29,828
IHI Corp.	2,600	62,855
Illinois Tool Works, Inc.	2,025	305,390
Ingersoll-Rand PLC	1,605	203,305
JTEKT Corp.	4,300	52,285
Kawasaki Heavy Industries Ltd.	3,337	78,700
KION Group AG	1,747	110,482
Knorr-Bremse AG	473	52,709
Komatsu Ltd.	9,800	237,922
Kone Oyj–Class B	3,593	212,179
Kubota Corp.	11,872	198,340
Kurita Water Industries Ltd.	1,200	29,898
Makita Corp.	2,200	75,113
Metso Oyj	1,073	42,229
MINEBEA MITSUMI, Inc.	4,131	70,382

MISUMI Group, Inc.	2,900	$73,100
Mitsubishi Heavy Industries Ltd.	3,100	135,197
Nabtesco Corp.	1,000	27,937
NGK Insulators Ltd.	2,000	29,248
NSK Ltd.	4,719	42,180
PACCAR, Inc.	2,310	165,535
Parker-Hannifin Corp.	945	160,659
Pentair PLC	1,060	39,432
Sandvik AB	12,165	223,545
Schindler Holding AG	413	92,057
Schindler Holding AG (REG)	575	125,703
SKF AB–Class B	4,700	86,524
SMC Corp./Japan	600	224,925
Snap-on, Inc.(b)	420	69,569
Spirax-Sarco Engineering PLC	834	97,361
Stanley Black & Decker, Inc.	1,065	154,010
Sumitomo Heavy Industries Ltd.	1,200	41,457
Techtronic Industries Co., Ltd.	13,454	103,069
THK Co., Ltd.	1,531	36,826
Volvo AB–Class B	14,676	233,197
Wabtec Corp.	315	22,604
Wartsila Oyj Abp	4,224	61,332
Weir Group PLC (The)	2,037	40,081
Xylem, Inc./NY	1,135	94,931
Yangzijiang Shipbuilding Holdings Ltd.	56,331	63,821

		7,048,194

MARINE–0.0%
AP Moller–Maersk A/S–Class A	70	81,407
AP Moller–Maersk A/S–Class B	68	84,613
Mitsui OSK Lines Ltd.	1,200	28,816
Nippon Yusen KK	3,100	49,892

		244,728

PROFESSIONAL SERVICES–0.5%
Adecco Group AG	1,673	100,543
Bureau Veritas SA	3,094	76,369
Equifax, Inc.	755	102,106
Experian PLC	10,230	309,862
Intertek Group PLC	1,990	139,121
Nielsen Holdings PLC	2,316	52,341
Persol Holdings Co., Ltd.	2,583	60,897
Randstad NV	1,613	88,526
Recruit Holdings Co., Ltd.	13,453	450,432
RELX PLC (London)	22,241	539,443
Robert Half International, Inc.	785	44,753
SEEK Ltd.	4,101	61,040
SGS SA	52	132,541
Teleperformance	655	131,234
Verisk Analytics, Inc.–Class A	1,100	161,106
Wolters Kluwer NV	5,568	405,079

		2,855,393

ROAD & RAIL–0.7%
Aurizon Holdings Ltd.	22,082	83,827
Central Japan Railway Co.	1,537	308,181
CSX Corp.	5,360	414,703

9

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

DSV A/S	1,630	$160,506
East Japan Railway Co.	3,600	337,117
Hankyu Hanshin Holdings, Inc.	2,200	78,941
JB Hunt Transport Services, Inc.	603	55,120
Kansas City Southern	670	81,619
Keikyu Corp.	2,000	34,486
Keio Corp.	1,200	79,084
Keisei Electric Railway Co., Ltd.	1,465	53,436
Kintetsu Group Holdings Co., Ltd.	1,700	81,502
Kyushu Railway Co.	1,722	50,235
MTR Corp., Ltd.	15,500	104,406
Nagoya Railroad Co., Ltd.	1,800	49,849
Nippon Express Co., Ltd.	1,200	63,960
Norfolk Southern Corp.	1,840	366,767
Odakyu Electric Railway Co., Ltd.	3,000	73,517
Seibu Holdings, Inc.	3,142	52,452
Tobu Railway Co., Ltd.	2,165	63,184
Tokyu Corp.	5,000	88,774
Union Pacific Corp.	5,000	845,550
West Japan Railway Co.	1,568	126,907

		3,654,123

TRADING COMPANIES & DISTRIBUTORS–0.4%
AerCap Holdings NV(a)	1,498	77,911
Ashtead Group PLC	5,697	163,227
Brenntag AG	1,471	72,178
Bunzl PLC	3,191	84,198
Fastenal Co.(b)	3,760	122,538
Ferguson PLC(a)	2,936	209,014
ITOCHU Corp.	16,000	306,512
Marubeni Corp.	16,000	106,204
Mitsubishi Corp.	16,100	425,449
Mitsui & Co., Ltd.	18,200	297,077
MonotaRO Co., Ltd.	2,090	51,197
Sumitomo Corp.	13,465	204,507
Toyota Tsusho Corp.	2,300	69,867
United Rentals, Inc.(a)	500	66,315
WW Grainger, Inc.	380	101,927

		2,358,121

TRANSPORTATION INFRASTRUCTURE–0.2%
Aena SME SA(c)	780	154,598
Aeroports de Paris	1,000	176,433
Atlantia SpA	3,639	94,892
Auckland International Airport Ltd.	10,521	69,652
Getlink SE	6,892	110,399
Kamigumi Co., Ltd.	1,500	35,571
Sydney Airport	8,828	49,874
Transurban Group	30,317	313,914

		1,005,333

		39,135,089

CONSUMER DISCRETIONARY–6.2%
AUTO COMPONENTS–0.3%
Aisin Seiki Co., Ltd.	1,800	$62,091
Aptiv PLC(b)	1,691	136,684
BorgWarner, Inc.	1,380	57,932
Bridgestone Corp.	6,900	272,198
Cie Generale des Etablissements Michelin SCA–Class B	1,732	218,997
Continental AG	1,047	152,463
Denso Corp.	5,200	219,264
Faurecia SA	1,635	75,834
Koito Manufacturing Co., Ltd.	1,000	53,516
NGK Spark Plug Co., Ltd.	3,000	56,440
Nokian Renkaat Oyj(a)	1,090	34,041
Stanley Electric Co., Ltd.	1,600	39,451
Sumitomo Electric Industries Ltd.	7,200	94,771
Sumitomo Rubber Industries Ltd.	4,100	47,487
Toyota Industries Corp.	1,600	88,244
Valeo SA	2,277	74,130
Yokohama Rubber Co., Ltd. (The)	1,000	18,412

		1,701,955

AUTOMOBILES–1.0%
Bayerische Motoren Werke AG	3,152	232,988
Daimler AG	10,262	572,330
Ferrari NV	1,527	247,587
Fiat Chrysler Automobiles NV	14,140	196,241
Ford Motor Co.	26,320	269,254
General Motors Co.	8,816	339,680
Harley-Davidson, Inc.(b)	1,050	37,622
Honda Motor Co., Ltd.	18,521	478,930
Isuzu Motors Ltd.	5,500	62,816
Mazda Motor Corp.	5,200	53,827
Mitsubishi Motors Corp.	11,400	54,755
Nissan Motor Co., Ltd.	26,300	188,373
Peugeot SA	7,475	183,978
Porsche Automobil Holding SE (Preference Shares)	1,458	94,456
Renault SA	1,830	115,053
Subaru Corp.	6,000	146,083
Suzuki Motor Corp.	4,173	196,323
Toyota Motor Corp.	25,884	1,606,460
Volkswagen AG	630	108,062
Volkswagen AG (Preference Shares)	2,067	348,161
Yamaha Motor Co., Ltd.	2,700	48,124

		5,581,103

DISTRIBUTORS–0.0%
Genuine Parts Co.	1,010	104,616
Jardine Cycle & Carriage Ltd.	2,000	53,595
LKQ Corp.(a)	2,064	54,923

		213,134

10

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	$7,001
H&R Block, Inc.(b)	1,320	38,676

		45,677

HOTELS, RESTAURANTS & LEISURE–1.0%
Accor SA	2,705	116,114
Aristocrat Leisure Ltd.	4,876	105,401
Carnival Corp.	2,685	124,987
Carnival PLC	2,273	100,031
Chipotle Mexican Grill, Inc.–Class A(a)	244	178,823
Compass Group PLC	17,973	430,844
Crown Resorts Ltd.	9,430	82,422
Darden Restaurants, Inc.	870	105,905
Domino’s Pizza Enterprises Ltd.	823	21,750
Flutter Entertainment PLC	1,060	79,720
Galaxy Entertainment Group Ltd.	20,155	135,583
Genting Singapore Ltd.	92,000	62,593
GVC Holdings PLC	5,872	48,676
Hilton Worldwide Holdings, Inc.	1,966	192,157
InterContinental Hotels Group PLC	1,950	128,251
Marriott International, Inc./MD–Class A	1,931	270,900
McDonald’s Corp.	5,180	1,075,679
McDonald’s Holdings Co. Japan Ltd.	2,200	97,063
Melco Resorts & Entertainment Ltd. (ADR)	2,345	50,933
Merlin Entertainments PLC(c)	11,141	63,684
MGM Resorts International	3,360	95,995
Norwegian Cruise Line Holdings Ltd.(a)	1,481	79,426
Oriental Land Co., Ltd./Japan	2,100	260,522
Royal Caribbean Cruises Ltd.	1,177	142,664
Sands China Ltd.	39,744	189,860
Sodexo SA	1,005	117,478
Starbucks Corp.	8,311	696,711
Tabcorp Holdings Ltd.	26,623	83,181
TUI AG	4,841	47,532
Whitbread PLC	2,125	125,030
Wynn Macau Ltd.	77,455	173,394
Wynn Resorts Ltd.(b)	660	81,833
Yum! Brands, Inc.	2,045	226,320

		5,791,462

HOUSEHOLD DURABLES–0.4%
Auto Trader Group PLC(c)	9,529	66,367
Barratt Developments PLC	9,541	69,430
Berkeley Group Holdings PLC	1,236	58,578
Casio Computer Co., Ltd.	181	2,257
DR Horton, Inc.	2,255	97,258
Electrolux AB–Class B	2,430	62,289
Garmin Ltd.	770	61,446
Husqvarna AB–Class B	8,194	76,733
Iida Group Holdings Co., Ltd.	2,902	46,983

Leggett & Platt, Inc.(b)	825	$31,655
Lennar Corp.–Class A	1,900	92,074
Mohawk Industries, Inc.(a)	450	66,362
Newell Brands, Inc.(b)	2,855	44,024
Nikon Corp.	3,200	45,503
Panasonic Corp.	23,500	196,299
Persimmon PLC	3,527	89,603
PulteGroup, Inc.	1,735	54,861
Rinnai Corp.	700	44,591
SEB SA	568	102,184
Sekisui Chemical Co., Ltd.	4,000	60,229
Sekisui House Ltd.	6,000	98,860
Sharp Corp./Japan	4,999	55,143
Sony Corp.	14,135	742,794
Taylor Wimpey PLC	31,025	62,256
Whirlpool Corp.(b)	450	64,062

		2,391,841

INTERNET & DIRECT MARKETING RETAIL–1.2%
Amazon.com, Inc.(a)	2,820	5,340,037
Booking Holdings, Inc.(a)	347	650,524
Delivery Hero SE(a)(c)	1,586	71,992
eBay, Inc.	6,085	240,358
Expedia Group, Inc.	832	110,681
Ocado Group PLC(a)	5,151	76,358
Rakuten, Inc.	8,852	105,827
Zalando SE(a)(c)	2,021	89,483
ZOZO, Inc.	2,592	48,644

		6,733,904

LEISURE PRODUCTS–0.1%
Bandai Namco Holdings, Inc.	1,900	92,197
Hasbro, Inc.	800	84,544
Sankyo Co., Ltd.	300	10,877
Shimano, Inc.	700	104,307
Yamaha Corp.	1,600	76,156

		368,081

MULTILINE RETAIL–0.3%
Dollar General Corp.	1,770	239,233
Dollar Tree, Inc.(a)	1,588	170,535
Harvey Norman Holdings Ltd.	14,257	40,798
Isetan Mitsukoshi Holdings Ltd.	2,200	17,859
J Front Retailing Co., Ltd.	3,500	40,209
Kohl’s Corp.(b)	1,080	51,354
Macy’s, Inc.	2,005	43,027
Marks & Spencer Group PLC	15,442	41,288
Marui Group Co., Ltd.	3,300	67,297
Next PLC	1,643	115,054
Nordstrom, Inc.(b)	720	22,939
Pan Pacific International Holdings Corp.	1,000	63,580
Ryohin Keikaku Co., Ltd.	257	46,564
Target Corp.	3,525	305,300
Wesfarmers Ltd.	12,002	305,093

		1,570,130

11

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SPECIALTY RETAIL–0.9%
ABC-Mart, Inc.	500	$32,608
Advance Auto Parts, Inc.	531	81,848
AutoZone, Inc.(a)	225	247,381
Best Buy Co., Inc.	1,500	104,595
CarMax, Inc.(a)(b)	1,120	97,250
Fast Retailing Co., Ltd.	641	387,996
Foot Locker, Inc.	692	29,009
Gap, Inc. (The)	1,405	25,248
Hennes & Mauritz AB–Class B	9,038	160,570
Hikari Tsushin, Inc.	500	109,233
Home Depot, Inc. (The)	7,630	1,586,811
Industria de Diseno Textil SA	11,626	349,795
Kingfisher PLC	29,522	80,468
L Brands, Inc.(b)	1,485	38,758
Lowe’s Cos., Inc.	5,390	543,905
Nitori Holdings Co., Ltd.	750	99,527
O’Reilly Automotive, Inc.(a)	590	217,899
Ross Stores, Inc.	2,450	242,844
Shimamura Co., Ltd.	200	14,973
Tiffany & Co.(b)	705	66,016
TJX Cos., Inc. (The)	8,340	441,019
Tractor Supply Co.	765	83,232
Ulta Salon Cosmetics & Fragrance, Inc.(a)	402	139,450
USS Co., Ltd.	4,120	81,391
Yamada Denki Co., Ltd.	10,990	48,638

		5,310,464

TEXTILES, APPAREL & LUXURY GOODS–1.0%
adidas AG	2,040	631,115
Burberry Group PLC	4,236	100,402
Capri Holdings Ltd.(a)	959	33,258
Cie Financiere Richemont SA	5,585	474,594
EssilorLuxottica SA	3,192	415,987
Hanesbrands, Inc.(b)	2,427	41,793
Hermes International	281	202,572
HUGO BOSS AG	1,317	87,773
Kering SA	859	507,002
LVMH Moet Hennessy Louis Vuitton SE	3,148	1,338,295
Moncler SpA	2,123	90,995
NIKE, Inc.–Class B	8,520	715,254
Pandora A/S	1,106	39,343
Puma SE	1,420	94,701
PVH Corp.	545	51,579
Ralph Lauren Corp.	390	44,300
Swatch Group AG (The)	294	84,279
Swatch Group AG (The)(REG)	1,834	99,388
Tapestry, Inc.	1,930	61,239
Under Armour, Inc.–Class A(a)(b)	1,247	31,611
Under Armour, Inc.–Class C(a)(b)	1,254	27,839
VF Corp.	2,110	184,308

		5,357,627

		35,065,378

CONSUMER STAPLES–5.4%
BEVERAGES–1.3%
Anheuser-Busch InBev SA/NV	8,385	$741,992
Asahi Group Holdings Ltd.	3,700	166,569
Brown-Forman Corp.–Class B(b)	1,092	60,530
Carlsberg A/S–Class B	1,051	139,465
Coca-Cola Amatil Ltd.	14,439	103,658
Coca-Cola Bottlers Japan Holdings, Inc.	1,300	32,973
Coca-Cola Co. (The)	25,830	1,315,264
Coca-Cola European Partners PLC(a)	2,687	151,816
Coca-Cola HBC AG(a)	1,928	72,830
Constellation Brands, Inc.–Class A	1,170	230,420
Diageo PLC	27,623	1,188,900
Heineken Holding NV	1,000	104,745
Heineken NV	2,500	278,631
Kirin Holdings Co., Ltd.	9,345	201,782
Molson Coors Brewing Co.–Class B	1,200	67,200
Monster Beverage Corp.(a)	2,680	171,064
PepsiCo, Inc.	9,475	1,242,457
Pernod Ricard SA	2,406	443,128
Remy Cointreau SA	1,062	153,124
Suntory Beverage & Food Ltd.	1,324	57,570
Treasury Wine Estates Ltd.	6,024	63,267

		6,987,385

FOOD & STAPLES RETAILING–0.8%
Aeon Co., Ltd.	6,200	106,699
Carrefour SA	5,903	113,975
Casino Guichard Perrachon SA	1,228	41,891
Coles Group Ltd.(a)	12,002	112,688
Colruyt SA	862	50,042
Costco Wholesale Corp.	2,965	783,531
Dairy Farm International Holdings Ltd.	7,381	52,758
FamilyMart UNY Holdings Co., Ltd.	3,200	76,398
ICA Gruppen AB	2,462	105,838
J Sainsbury PLC	18,022	44,785
Jeronimo Martins SGPS SA	2,405	38,767
Koninklijke Ahold Delhaize NV	9,852	221,174
Kroger Co. (The)	5,380	116,800
Lawson, Inc.	600	28,825
METRO AG	7,593	138,745
Seven & i Holdings Co., Ltd.	8,000	271,051
Sundrug Co., Ltd.	1,000	27,121
Sysco Corp.	3,155	223,122
Tesco PLC	106,921	308,218
Tsuruha Holdings, Inc.	600	55,646
Walgreens Boots Alliance, Inc.	5,345	292,211
Walmart, Inc.	9,563	1,056,616
Wm Morrison Supermarkets PLC	31,098	79,600

12

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Woolworths Group Ltd.	14,003	$326,987

		4,673,488

FOOD PRODUCTS–1.4%
a2 Milk Co., Ltd.(a)	8,040	79,476
Ajinomoto Co., Inc.	5,000	86,744
Archer-Daniels-Midland Co.	3,715	151,572
Associated British Foods PLC	3,965	124,125
Barry Callebaut AG	91	182,641
Calbee, Inc.	1,315	35,515
Campbell Soup Co.(b)	1,225	49,086
Chocoladefabriken Lindt & Spruengli AG (REG)	1	81,336
Conagra Brands, Inc.	3,185	84,466
Danone SA	6,291	532,673
General Mills, Inc.	3,935	206,666
Hershey Co. (The)	900	120,627
Hormel Foods Corp.	1,750	70,945
JM Smucker Co. (The)	795	91,576
Kellogg Co.(b)	1,665	89,194
Kerry Group PLC–Class A	1,906	227,568
Kikkoman Corp.	1,619	70,599
Kraft Heinz Co. (The)	4,178	129,685
Lamb Weston Holdings, Inc.	940	59,558
Marine Harvest ASA(a)	4,327	101,247
McCormick & Co., Inc./MD	825	127,883
MEIJI Holdings Co., Ltd.	1,100	78,651
Mondelez International, Inc.–Class A	9,735	524,717
Nestle SA	34,710	3,593,256
NH Foods Ltd.(a)	933	40,002
Nisshin Seifun Group, Inc.	4,000	91,355
Nissin Foods Holdings Co., Ltd.	1,200	77,402
Orkla ASA	10,095	89,592
Toyo Suisan Kaisha Ltd.	1,000	41,219
Tyson Foods, Inc.–Class A	1,975	159,462
WH Group Ltd.(c)	157,321	159,585
Wilmar International Ltd.	26,000	71,174
Yakult Honsha Co., Ltd.	1,333	78,672
Yamazaki Baking Co., Ltd.(a)	59	893

		7,709,162

HOUSEHOLD PRODUCTS–0.7%
Church & Dwight Co., Inc.	1,576	115,143
Clorox Co. (The)	820	125,550
Colgate-Palmolive Co.	5,800	415,686
Essity AB–Class B	4,979	153,171
Henkel AG & Co. KGaA	989	90,896
Henkel AG & Co. KGaA (Preference Shares)	1,696	165,902
Kimberly-Clark Corp.	2,315	308,543
Lion Corp.	2,000	37,311
Pigeon Corp.	1,287	51,899
Procter & Gamble Co. (The)	16,770	1,838,830
Reckitt Benckiser Group PLC	8,017	632,980
Unicharm Corp.	3,800	114,564

		4,050,475

PERSONAL PRODUCTS–0.7%
Beiersdorf AG	1,051	$126,021
Coty, Inc.–Class A(b)	2,962	39,691
Estee Lauder Cos., Inc. (The)–Class A	1,440	263,678
Kao Corp.	5,400	412,043
Kobayashi Pharmaceutical Co., Ltd.	809	58,041
Kose Corp.	500	84,391
L’Oreal SA	2,700	767,686
Pola Orbis Holdings, Inc.	1,800	50,440
Shiseido Co., Ltd.	4,533	342,861
Unilever NV	15,507	942,176
Unilever PLC	12,594	781,776

		3,868,804

TOBACCO–0.5%
Altria Group, Inc.	12,660	599,451
British American Tobacco PLC	26,574	927,855
Imperial Brands PLC	10,218	239,767
Japan Tobacco, Inc.	13,598	299,750
Philip Morris International, Inc.	10,450	820,639
Swedish Match AB	2,884	121,930

		3,009,392

		30,298,706

COMMUNICATION SERVICES–4.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.2%
AT&T, Inc.	49,137	1,646,581
BT Group PLC	101,334	253,369
Cellnex Telecom SA(a)(c)	2,201	81,423
CenturyLink, Inc.	6,362	74,817
Deutsche Telekom AG	37,770	654,352
Elisa Oyj	1,354	66,066
Eurazeo SE	1,509	105,150
HKT Trust & HKT Ltd.–Class SS	55,098	87,460
Iliad SA	714	80,180
Koninklijke KPN NV	28,755	88,301
Nippon Telegraph & Telephone Corp.	7,400	344,764
Orange SA	18,911	298,285
Proximus SADP	1,568	46,342
Singapore Telecommunications Ltd.	76,000	196,621
Spark New Zealand Ltd.	17,417	46,858
Swisscom AG	247	124,066
Telecom Italia SpA/Milano(a)	150,129	81,964
Telefonica Deutschland Holding AG	17,113	47,811
Telefonica SA	52,707	433,425
Telenor ASA	7,146	151,825
Telia Co. AB	24,258	107,543
Telstra Corp., Ltd.	40,732	110,143
TPG Telecom Ltd.	8,880	40,189
United Internet AG	2,321	76,468

13

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Verizon Communications, Inc.	27,845	$1,590,785
Washington H Soul Pattinson & Co., Ltd.	3,258	50,379

		6,885,167

ENTERTAINMENT–0.8%
Activision Blizzard, Inc.	5,105	240,956
Electronic Arts, Inc.(a)	2,035	206,064
Konami Holdings Corp.	1,300	61,150
Netflix, Inc.(a)	2,982	1,095,348
Nexon Co., Ltd.(a)	5,190	75,824
Nintendo Co., Ltd.	1,284	471,098
Take-Two Interactive Software, Inc.(a)	785	89,121
Toho Co., Ltd./Tokyo	1,000	42,604
Ubisoft Entertainment SA(a)	804	62,880
Viacom, Inc.–Class B	2,310	69,000
Vivendi SA	11,072	303,845
Walt Disney Co. (The)	11,952	1,668,977

		4,386,867

INTERACTIVE MEDIA & SERVICES–1.4%
Alphabet, Inc.–Class A(a)	2,039	2,207,829
Alphabet, Inc.–Class C(a)	2,144	2,317,471
Facebook, Inc.–Class A(a)	16,237	3,133,741
Kakaku.com, Inc.	3,799	73,474
LINE Corp.(a)	933	26,241
REA Group Ltd.	1,002	67,688
TripAdvisor, Inc.(a)(b)	612	28,330
Twitter, Inc.(a)	4,786	167,032
Yahoo Japan Corp.	32,653	96,050

		8,117,856

MEDIA–0.6%
CBS Corp.–Class B	2,240	111,776
Charter Communications, Inc.–Class A(a)(b)	1,223	483,305
Comcast Corp.–Class A	30,602	1,293,852
CyberAgent, Inc.	1,112	40,524
Dentsu, Inc.	2,100	73,444
Discovery, Inc.–Class A(a)(b)	1,045	32,081
Discovery, Inc.–Class C(a)	2,354	66,971
DISH Network Corp.–Class A(a)	1,475	56,655
Eutelsat Communications SA	3,140	58,643
Fox Corp.–Class A(a)	2,440	89,402
Fox Corp.–Class B(a)	1,022	37,334
Hakuhodo DY Holdings, Inc.	2,490	42,058
Informa PLC	13,755	145,870
Interpublic Group of Cos., Inc. (The)	2,595	58,621
ITV PLC	44,429	60,932
JCDecaux SA	1,905	57,686
News Corp.–Class A	2,558	34,507
News Corp.–Class B	817	11,405
Omnicom Group, Inc.(b)	1,460	119,647
Pearson PLC	7,821	81,370
Publicis Groupe SA	1,801	95,058
RTL Group SA(a)	1,166	59,689
Schibsted ASA–Class B	2,252	58,712

SES SA	4,651	$72,719
Singapore Press Holdings Ltd.	29,528	53,261
Telenet Group Holding NV	715	39,842
WPP PLC	13,761	173,340

		3,508,704

WIRELESS TELECOMMUNICATION SERVICES–0.5%
KDDI Corp.	19,550	497,483
Millicom International Cellular SA	641	36,083
NTT DOCOMO, Inc.	14,767	344,542
Softbank Corp.	19,000	246,826
SoftBank Group Corp.	18,384	885,471
Tele2 AB–Class B	9,542	139,363
Vodafone Group PLC	293,152	480,494

		2,630,262

		25,528,856

ENERGY–3.1%
ENERGY EQUIPMENT & SERVICES–0.2%
Baker Hughes a GE Co.–Class A(b)	3,460	85,220
Halliburton Co.	5,890	133,939
Helmerich & Payne, Inc.(b)	735	37,206
John Wood Group PLC	7,316	42,125
National Oilwell Varco, Inc.	2,505	55,686
Schlumberger Ltd.	9,300	369,582
TechnipFMC PLC(b)	2,818	73,099
Tenaris SA	10,900	142,962

		939,819

OIL, GAS & CONSUMABLE FUELS–2.9%
Aker BP ASA	1,570	45,281
Anadarko Petroleum Corp.	3,395	239,551
Apache Corp.	2,545	73,729
BP PLC	229,582	1,599,443
Cabot Oil & Gas Corp.	2,840	65,206
Caltex Australia Ltd.	3,100	53,962
Chevron Corp.	12,880	1,602,787
Cimarex Energy Co.	577	34,233
Concho Resources, Inc.	1,307	134,856
ConocoPhillips	7,720	470,920
Devon Energy Corp.	3,120	88,982
Diamondback Energy, Inc.	1,078	117,470
Enagas SA	2,159	57,616
Eni SpA	24,216	402,647
EOG Resources, Inc.	3,860	359,598
Equinor ASA	12,989	257,668
Exxon Mobil Corp.	28,510	2,184,721
Galp Energia SGPS SA	5,341	82,141
Hess Corp.	1,640	104,255
HollyFrontier Corp.	1,000	46,280
Idemitsu Kosan Co., Ltd.	2,956	89,404
Inpex Corp.	11,643	105,524
JXTG Holdings, Inc.	32,750	163,223

14

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Kinder Morgan, Inc./DE	12,789	$267,034
Koninklijke Vopak NV	502	23,118
Lundin Petroleum AB	3,430	106,868
Marathon Oil Corp.	5,605	79,647
Marathon Petroleum Corp.	4,641	259,339
Neste Oyj	4,795	163,018
Noble Energy, Inc.	3,200	71,680
Occidental Petroleum Corp.(b)	5,050	253,914
Oil Search Ltd.	18,278	91,149
OMV AG	1,402	68,340
ONEOK, Inc.	2,718	187,026
Origin Energy Ltd.	16,658	85,657
Phillips 66	2,810	262,847
Pioneer Natural Resources Co.	1,115	171,554
Repsol SA	15,886	249,297
Royal Dutch Shell PLC–Class A	51,172	1,670,129
Royal Dutch Shell PLC–Class B	42,444	1,390,749
Santos Ltd.	18,468	92,202
Snam SpA	26,833	133,489
TOTAL SA	26,478	1,485,251
Valero Energy Corp.	2,825	241,848
Williams Cos., Inc. (The)	8,158	228,750
Woodside Petroleum Ltd.	10,061	258,050

		16,220,453

		17,160,272

MATERIALS–2.9%
CHEMICALS–1.6%
Air Liquide SA	4,557	637,380
Air Products & Chemicals, Inc.	1,520	344,082
Akzo Nobel NV	3,226	303,148
Albemarle Corp.(b)	661	46,541
Arkema SA	1,159	107,746
Asahi Kasei Corp.	12,000	128,287
BASF SE	9,789	712,142
Celanese Corp.–Class A	858	92,492
CF Industries Holdings, Inc.	1,500	70,065
Chr Hansen Holding A/S	1,460	137,393
Clariant AG(a)	4,702	95,662
Corteva, Inc.(a)	5,156	152,463
Covestro AG(c)	1,766	89,906
Croda International PLC	1,648	107,196
Daicel Corp.	3,000	26,736
Dow, Inc.(a)	5,156	254,242
DuPont de Nemours, Inc.	5,156	387,061
Eastman Chemical Co.	930	72,382
Ecolab, Inc.	1,740	343,546
EMS-Chemie Holding AG	203	131,777
Evonik Industries AG	2,574	75,001
FMC Corp.	830	68,849
FUCHS PETROLUB SE (Preference Shares)	2,420	95,010
Givaudan SA	88	248,559
Hitachi Chemical Co., Ltd.	3,000	81,767
Incitec Pivot Ltd.	32,013	76,725
International Flavors & Fragrances, Inc.(b)	651	94,410
Israel Chemicals Ltd.	9,886	52,010

Johnson Matthey PLC	1,842	$77,875
JSR Corp.	800	12,672
Kansai Paint Co., Ltd.	3,000	63,048
Koninklijke DSM NV	2,026	249,977
Kuraray Co., Ltd.	3,000	35,938
LANXESS AG	1,767	104,941
Linde PLC	3,700	742,960
LyondellBasell Industries NV–Class A	2,099	180,787
Mitsubishi Chemical Holdings Corp.	13,000	91,017
Mitsubishi Gas Chemical Co., Inc.	2,500	33,438
Mitsui Chemicals, Inc.	1,600	39,751
Mosaic Co. (The)	2,330	58,320
Nippon Paint Holdings Co., Ltd.	2,000	77,861
Nissan Chemical Corp.	1,000	45,178
Nitto Denko Corp.	1,600	79,194
Novozymes A/S–Class B	2,458	114,609
Orica Ltd.	7,662	109,169
PPG Industries, Inc.	1,650	192,571
Sherwin-Williams Co. (The)	565	258,934
Shin-Etsu Chemical Co., Ltd.	4,100	383,604
Showa Denko KK	1,500	44,390
Sika AG	1,200	205,011
Solvay SA	927	96,270
Sumitomo Chemical Co., Ltd.	15,000	69,845
Symrise AG	1,178	113,430
Taiyo Nippon Sanso Corp.	3,206	68,259
Teijin Ltd.	3,000	51,254
Toray Industries, Inc.	14,000	106,365
Tosoh Corp.	3,149	44,416
Umicore SA	2,002	64,247
Yara International ASA	1,297	63,009

		8,910,918

CONSTRUCTION MATERIALS–0.2%
Boral Ltd.	17,642	63,624
CRH PLC	8,841	288,988
Fletcher Building Ltd.	8,637	28,144
HeidelbergCement AG	1,342	108,602
James Hardie Industries PLC	3,449	45,403
LafargeHolcim Ltd.(a)	5,336	260,912
Martin Marietta Materials, Inc.(b)	477	109,762
Taiheiyo Cement Corp.	1,304	39,590
Vulcan Materials Co.	915	125,639

		1,070,664

CONTAINERS & PACKAGING–0.1%
AMCOR PLC(a)	11,213	128,837
Avery Dennison Corp.	585	67,673
Ball Corp.	2,220	155,378
International Paper Co.	2,665	115,448
Packaging Corp. of America	575	54,809
Sealed Air Corp.	1,040	44,491
Smurfit Kappa Group PLC	2,476	75,029

15

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Toyo Seikan Group Holdings Ltd.	1,700	$33,800
Westrock Co.	1,647	60,066

		735,531

METALS & MINING–0.9%
Alumina Ltd.	28,452	46,702
Anglo American PLC	11,577	330,736
Antofagasta PLC	6,389	75,468
ArcelorMittal	12,535	224,226
BHP Group Ltd.	32,976	958,564
BHP Group PLC	23,519	601,483
BlueScope Steel Ltd.	6,941	59,019
Boliden AB	4,189	107,339
Evraz PLC	5,725	48,476
Fortescue Metals Group Ltd.	18,067	114,899
Freeport-McMoRan, Inc.	9,725	112,907
Fresnillo PLC	2,356	26,076
Glencore PLC(a)	130,406	451,325
Hitachi Metals Ltd.	5,000	56,698
JFE Holdings, Inc.	5,000	73,624
Kobe Steel Ltd.	1,199	7,870
Mitsubishi Materials Corp.	2,700	76,920
Newcrest Mining Ltd.	7,017	157,645
Newmont Goldcorp Corp.	5,601	215,470
Nippon Steel Corp.	8,643	148,746
Norsk Hydro ASA	16,444	58,898
Nucor Corp.	2,110	116,261
Rio Tinto Ltd.	4,038	295,684
Rio Tinto PLC	13,185	816,060
South32 Ltd.	56,741	127,193
Sumitomo Metal Mining Co., Ltd.	2,500	74,941
thyssenkrupp AG	3,919	57,220
voestalpine AG	1,082	33,450

		5,473,900

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	3,496	79,569
Oji Holdings Corp.	14,000	81,097
Stora Enso Oyj–Class R	6,056	71,265
UPM-Kymmene Oyj	5,689	151,367

		383,298

		16,574,311

UTILITIES–2.0%
ELECTRIC UTILITIES–1.2%
Alliant Energy Corp.	1,588	77,939
American Electric Power Co., Inc.	3,325	292,633
AusNet Services	37,398	49,285
Chubu Electric Power Co., Inc.	6,100	85,689
Chugoku Electric Power Co., Inc. (The)	4,000	50,443
CK Infrastructure Holdings Ltd.	15,000	122,254
CLP Holdings Ltd.	12,500	137,747
Duke Energy Corp.	4,782	421,964
Edison International	2,165	145,943

EDP–Energias de Portugal SA	29,006	$110,235
Electricite de France SA	11,071	139,582
Endesa SA	3,024	77,779
Enel SpA	88,110	614,633
Entergy Corp.	1,225	126,089
Evergy, Inc.	1,685	101,353
Eversource Energy(b)	2,110	159,854
Exelon Corp.	6,497	311,466
FirstEnergy Corp.	3,235	138,490
Fortum Oyj	4,947	109,337
HK Electric Investments & HK Electric Investments Ltd.–Class SS(c)	104,180	106,691
Iberdrola SA	69,184	688,808
Kansai Electric Power Co., Inc. (The)	8,491	97,335
Kyushu Electric Power Co., Inc.	4,100	40,280
NextEra Energy, Inc.	3,245	664,771
Orsted A/S(c)	2,499	216,186
Pinnacle West Capital Corp.	685	64,452
Power Assets Holdings Ltd.	8,500	61,149
PPL Corp.	4,795	148,693
Red Electrica Corp. SA	5,707	118,866
Southern Co. (The)	6,910	381,985
SSE PLC	10,739	153,067
Terna Rete Elettrica Nazionale SpA	23,069	146,987
Tohoku Electric Power Co., Inc.	4,300	43,511
Tokyo Electric Power Co. Holdings, Inc.(a)	13,800	72,078
Verbund AG	759	39,761
Xcel Energy, Inc.	3,420	203,456

		6,520,791

GAS UTILITIES–0.1%
APA Group	13,346	101,207
Atmos Energy Corp.	792	83,603
Hong Kong & China Gas Co., Ltd.	96,005	212,834
Naturgy Energy Group SA	4,316	118,944
Osaka Gas Co., Ltd.	3,600	62,827
Toho Gas Co., Ltd.	2,017	74,372
Tokyo Gas Co., Ltd.	3,800	89,573

		743,360

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS–0.1%
AES Corp./VA	4,385	73,493
Electric Power Development Co., Ltd.	1,600	36,410
Meridian Energy Ltd.	18,542	59,245
NRG Energy, Inc.	1,890	66,377
Uniper SE	2,006	60,786

		296,311

MULTI-UTILITIES–0.6%
AGL Energy Ltd.	6,423	90,330
Ameren Corp.	1,560	117,172

16

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

CenterPoint Energy, Inc.	3,295	$94,336
Centrica PLC	64,140	71,501
CMS Energy Corp.	1,820	105,396
Consolidated Edison, Inc.	2,030	177,990
Dominion Energy, Inc.	5,050	390,466
DTE Energy Co.	1,170	149,620
E.ON SE	23,845	258,721
Engie SA	18,347	278,204
Innogy SE(c)	1,395	66,147
National Grid PLC	38,933	414,047
NiSource, Inc.	2,405	69,264
Public Service Enterprise Group, Inc.	3,405	200,282
RWE AG	5,973	147,387
Sempra Energy	1,860	255,638
Suez	5,769	83,245
United Utilities Group PLC	8,008	79,711
Veolia Environnement SA	5,882	143,229
WEC Energy Group, Inc.(b)	2,088	174,077

		3,366,763

WATER UTILITIES–0.0%
American Water Works Co., Inc.	1,221	141,636
Severn Trent PLC	2,239	58,247

		199,883

		11,127,108

REAL ESTATE–1.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.2%
Alexandria Real Estate Equities, Inc.	732	103,278
American Tower Corp.	2,965	606,194
Apartment Investment & Management Co.–Class A	974	48,817
Ascendas Real Estate Investment Trust	58,294	134,512
AvalonBay Communities, Inc.	945	192,005
Boston Properties, Inc.	1,000	129,000
British Land Co. PLC (The)	9,308	63,704
Crown Castle International Corp.	2,770	361,070
Daiwa House REIT Investment Corp.	13	31,380
Dexus	13,420	122,426
Digital Realty Trust, Inc.(b)	1,430	168,440
Duke Realty Corp.	2,348	74,220
Equinix, Inc.	620	312,660
Equity Residential	2,440	185,245
Essex Property Trust, Inc.	478	139,543
Extra Space Storage, Inc.	783	83,076
Federal Realty Investment Trust	522	67,213
Goodman Group	16,928	178,925
GPT Group (The)	17,105	73,908
HCP, Inc.(b)	3,180	101,696
Host Hotels & Resorts, Inc.	4,950	90,189
ICADE	1,592	145,907
Iron Mountain, Inc.(b)	1,908	59,720

Japan Prime Realty Investment Corp.	15	$65,010
Japan Real Estate Investment Corp.	12	73,042
Japan Retail Fund Investment Corp.	24	48,542
Kimco Realty Corp.	2,830	52,298
Klepierre SA	2,231	74,745
Land Securities Group PLC	9,736	103,131
Link REIT	21,500	264,566
Macerich Co. (The)(b)	710	23,778
Mid-America Apartment Communities, Inc.	796	93,737
Mirvac Group	40,488	89,128
Nippon Building Fund, Inc.	13	89,045
Nippon Prologis REIT, Inc.	14	32,338
Nomura Real Estate Master Fund, Inc.	34	52,288
Prologis, Inc.	4,170	334,017
Public Storage	1,030	245,315
Realty Income Corp.	1,908	131,595
Regency Centers Corp.	1,133	75,616
SBA Communications Corp.(a)	770	173,127
Scentre Group	50,683	136,782
Segro PLC	11,022	102,334
Simon Property Group, Inc.	2,116	338,052
SL Green Realty Corp.	576	46,293
Stockland	23,010	67,466
UDR, Inc.	1,828	82,059
United Urban Investment Corp.	26	43,580
Ventas, Inc.	2,341	160,007
Vicinity Centres	39,646	68,259
Vornado Realty Trust	1,085	69,549
Welltower, Inc.	2,475	201,787
Weyerhaeuser Co.	4,998	131,647

		6,942,261

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.7%
Aeon Mall Co., Ltd.	3,541	53,356
Aroundtown SA	11,635	95,991
Azrieli Group Ltd.	387	25,969
CapitaLand Ltd.	35,000	91,393
CBRE Group, Inc.–Class A(a)	2,065	105,934
City Developments Ltd.	11,000	77,054
CK Asset Holdings Ltd.	25,719	201,485
Daito Trust Construction Co., Ltd.	700	89,272
Daiwa House Industry Co., Ltd.	6,000	175,324
Deutsche Wohnen SE	3,212	117,698
Hang Lung Properties Ltd.	14,000	33,306
Henderson Land Development Co., Ltd.	30,420	167,715
Hongkong Land Holdings Ltd.	14,000	90,240
Hulic Co., Ltd.	6,591	53,062
Kerry Properties Ltd.	8,500	35,704
LendLease Group	10,380	94,852

17

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Mitsubishi Estate Co., Ltd.	13,000	$242,287
Mitsui Fudosan Co., Ltd.	10,000	243,042
New World Development Co., Ltd.	82,122	128,453
Nomura Real Estate Holdings, Inc.	3,600	77,540
Sino Land Co., Ltd.	63,328	106,206
Sumitomo Realty & Development Co., Ltd.	3,843	137,482
Sun Hung Kai Properties Ltd.	15,000	254,476
Swire Properties Ltd.	25,389	102,640
Swiss Prime Site AG(a)	976	85,240
Tokyu Fudosan Holdings Corp.	7,989	44,213
Unibail-Rodamco-Westfield	1,707	255,731
Vonovia SE	5,710	272,766
Wharf Holdings Ltd. (The)	13,000	34,454
Wharf Real Estate Investment Co., Ltd.	13,000	91,616
Wheelock & Co., Ltd.	17,000	122,070

		3,706,571

		10,648,832

Total Common Stocks (cost $238,903,316)		325,116,362

	Principal Amount (000)
GOVERNMENTS– TREASURIES–32.2%
UNITED STATES–32.2%
U.S. Treasury Bonds
2.25%, 8/15/46	$6,373	6,020,871
2.50%, 2/15/45–5/15/46	598	595,599
2.75%, 8/15/42–8/15/47	1,177	1,232,923
2.875%, 5/15/43–11/15/46	6,307	6,741,536
3.00%, 5/15/45–2/15/49	4,289	4,701,794
3.125%, 11/15/41–2/15/43	2,825	3,154,891
3.50%, 2/15/39	23	27,309
3.625%, 8/15/43	3,658	4,414,749
3.75%, 8/15/41–11/15/43	399	490,416
3.875%, 8/15/40	280	349,781
4.25%, 5/15/39	240	313,837
4.375%, 11/15/39–5/15/41	1,258	1,673,910
4.50%, 8/15/39	317	428,099
4.75%, 2/15/37–2/15/41	1,127	1,551,458
5.25%, 11/15/28	690	882,230
5.375%, 2/15/31	650	872,828
5.50%, 8/15/28	1,383	1,789,040
6.00%, 2/15/26	2,846	3,576,622
6.125%, 11/15/27	732	967,841
6.25%, 8/15/23–5/15/30	724	992,369
6.875%, 8/15/25	849	1,094,945
7.25%, 8/15/22	775	903,844
7.625%, 2/15/25	55	71,955
8.00%, 11/15/21	9,123	10,427,304
U.S. Treasury Notes
1.00%, 8/31/19	4,087	4,078,060
1.125%, 2/28/21–9/30/21	2,905	2,870,064

1.25%, 3/31/21–10/31/21	$5,957	$5,894,870
1.375%, 8/31/20–8/31/23	6,850	6,791,509
1.50%, 8/15/26	2,035	1,983,489
1.625%, 6/30/20–2/15/26	13,391	13,292,719
1.75%, 3/31/22–5/15/23	12,336	12,344,006
1.875%, 11/30/21–10/31/22	6,713	6,740,799
2.00%, 11/15/21–11/15/26	24,668	24,881,673
2.125%, 8/15/21–5/15/25	13,382	13,579,945
2.25%, 4/30/24–11/15/27	8,626	8,831,044
2.375%, 8/15/24–5/15/29	2,964	3,059,290
2.50%, 1/31/21–5/15/24	7,335	7,543,498
2.625%, 2/15/29	821	865,898
2.75%, 11/15/23–2/15/28	3,400	3,548,883
2.875%, 10/31/23–5/15/49	3,371	3,578,388
3.125%, 5/15/21–11/15/28	2,049	2,219,125
3.625%, 2/15/21	5,756	5,920,971

Total Governments–Treasuries (cost $177,250,541)		181,300,382

Shares
INVESTMENT COMPANIES–7.4%
FUNDS AND INVESTMENT TRUSTS–7.4%(d)
iShares Core MSCI Emerging Markets ETF	273,917	14,090,290
Vanguard Global ex-U.S. Real Estate ETF	217,376	12,825,184
Vanguard Real Estate ETF	169,815	14,841,831

Total Investment Companies (cost $40,548,765)		41,757,305

	Notional Amount
OPTIONS PURCHASED–CALLS–0.1%
OPTIONS ON INDICES–0.1%
S&P 500 Index Expiration: Sep 2019; Contracts: 19,000; Exercise Price: USD 3,100.00; Counterparty: JPMorgan Chase Bank, NA(a) (premium paid $346,940)	USD	58,900,000	254,690

	Shares
RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 7/09/19(a)		15,886	8,812

18

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

INDUSTRIALS–0.0%
CONSTRUCTION & ENGINEERING–0.0%
ACS Actividades de Construccion y Servicios SA, expiring 7/29/19(a)	2,672	$4,193

Total Rights (cost $13,412)		13,005

SHORT-TERM INVESTMENTS–1.3%
INVESTMENT COMPANIES–1.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(d)(e)(f) (cost $5,789,870)	5,789,870	5,789,870

	Principal Amount (000)
U.S. TREASURY BILLS–0.3%
UNITED STATES–0.3%
U.S. Treasury Bill Zero Coupon, 7/09/19 (cost $1,809,047)	$1,810	1,809,199

Total Short-Term Investments (cost $7,598,917)		7,599,069

Company	Shares	U.S. $ Value

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.8% (cost $464,661,891)		$556,040,813

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.0%
INVESTMENT COMPANIES–0.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(d)(e)(f) (cost $96,958)	96,958	96,958

TOTAL INVESTMENTS–98.8% (cost $464,758,849)		556,137,771
Other assets less liabilities–1.2%		6,938,769

NET ASSETS–100.0%		$563,076,540

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	36	September 2019	$3,630,585	$31,075
E-Mini Russell 2000 Futures	170	September 2019	13,320,350	235,832
Long Gilt Futures	73	September 2019	12,079,631	72,297
Mini MSCI EAFE Futures	12	September 2019	1,153,980	17,851
MSCI Emerging Markets Futures	277	September 2019	14,589,590	504,245
S&P Mid 400 E-Mini Futures	69	September 2019	13,455,000	232,285
U.S. T-Note 10 Yr (CBT) Futures	212	September 2019	27,129,375	209,661

Sold Contracts
Euro STOXX 50 Futures	11	September 2019	433,531	(8,466)
FTSE 100 Index Futures	56	September 2019	5,240,623	(57,509)
Hang Seng Index Futures	29	July 2019	5,291,070	(16,359)
S&P 500 E-Mini Futures	472	September 2019	69,483,120	(908,559)
SPI 200 Futures	4	September 2019	460,475	(4,080)
TOPIX Index Futures	63	September 2019	9,063,025	(18,243)

				$290,030

19

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	2,888	USD	2,935	9/13/19	$(42,935)
BNP Paribas SA	USD	9,374	AUD	13,398	9/13/19	52,873
Citibank, NA	EUR	6,624	USD	7,463	9/13/19	(111,561)
Citibank, NA	JPY	1,616,386	USD	14,996	9/13/19	(76,330)
Citibank, NA	USD	1,685	EUR	1,477	9/13/19	4,191
Credit Suisse International	USD	3,242	CAD	4,334	9/13/19	71,640
Goldman Sachs Bank USA	EUR	4,013	USD	4,517	9/13/19	(71,977)
JPMorgan Chase Bank, NA	AUD	5,040	USD	3,533	9/13/19	(13,262)
JPMorgan Chase Bank, NA	JPY	364,632	USD	3,329	9/13/19	(70,766)
JPMorgan Chase Bank, NA	USD	3,062	NZD	4,642	9/13/19	61,098
JPMorgan Chase Bank, NA	USD	1,629	SEK	15,018	9/13/19	(3,529)
Morgan Stanley Capital Services, Inc.	USD	1,742	CAD	2,305	9/13/19	20,710
Morgan Stanley Capital Services, Inc.	USD	813	SEK	7,628	9/13/19	13,135
Natwest Markets PLC	JPY	184,068	USD	1,708	9/13/19	(8,481)
Natwest Markets PLC	USD	3,261	NZD	4,952	9/13/19	70,035
State Street Bank & Trust Co.	EUR	3,957	USD	4,514	9/13/19	(10,826)
UBS AG	EUR	618	USD	706	9/13/19	(433)
UBS AG	GBP	4,161	USD	5,312	9/13/19	10,297

						$(106,121)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the aggregate market value of these securities amounted to $1,423,800 or 0.3% of net assets.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REG—Registered Shares

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

20

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $458,872,021)	$550,250,943	(a)
Affiliated issuers (cost $5,886,828—including investment of cash collateral for securities loaned of $96,958)	5,886,828
Cash	1,422
Cash collateral due from broker	4,401,297
Foreign currencies, at value (cost $1,779,761)	1,787,820
Unaffiliated interest and dividends receivable	2,055,651
Receivable for investment securities sold	1,863,319
Unrealized appreciation on forward currency exchange contracts	303,979
Receivable for capital stock sold	45,216
Affiliated dividends receivable	14,466

Total assets	566,610,941

LIABILITIES
Payable for investment securities purchased	1,866,515
Unrealized depreciation on forward currency exchange contracts	410,100
Cash collateral due to broker	320,000
Advisory fee payable	299,192
Payable for capital stock redeemed	202,413
Distribution fee payable	107,008
Payable for collateral received on securities loaned	96,958
Payable for variation margin on futures	66,536
Administrative fee payable	34,999
Directors’ fees payable	6,504
Transfer Agent fee payable	58
Accrued expenses and other liabilities	124,118

Total liabilities	3,534,401

NET ASSETS	$563,076,540

COMPOSITION OF NET ASSETS
Capital stock, at par	$43,217
Additional paid-in capital	461,334,345
Distributable earnings	101,698,978

	$563,076,540

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$365,824	27,846	$13.14

B	$562,710,716	43,189,561	$13.03

(a)	Includes securities on loan with a value of $6,989,787 (see Note E).

See notes to financial statements.

21

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $350,947)	$5,778,211
Affiliated issuers	113,405
Interest	1,917,581

7,809,197

EXPENSES
Advisory fee (see Note B)	1,924,098
Distribution fee—Class B	686,700
Transfer agency—Class B	1,655
Custodian	89,891
Audit and tax	50,126
Administrative	35,491
Legal	23,761
Printing	15,312
Directors’ fees	12,066
Miscellaneous	33,298

Total expenses	2,872,398
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(4,756)

Net expenses	2,867,642

Net investment income	4,941,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions(a)	185,307
Forward currency exchange contracts	171,658
Futures	(5,036,902)
Options written	(175,686)
Swaps	365,707
Foreign currency transactions	(54,515)
Net change in unrealized appreciation/depreciation of:
Investments(b)	54,266,882
Forward currency exchange contracts	202,523
Futures	(399,490)
Swaps	(1,028,560)
Foreign currency denominated assets and liabilities	3,079

Net gain on investment and foreign currency transactions	48,500,003

NET INCREASE IN NET ASSETS FROM OPERATIONS	$53,441,558

(a)	Net of foreign capital gains taxes of $46.
(b)	Net of increase in accrued foreign capital gains taxes of $3,229.

See notes to financial statements.

22

DYNAMIC ASSET ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,941,555		$7,918,692
Net realized gain (loss) on investment and foreign currency transactions	(4,544,431)		3,954,193
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,044,434		(54,832,789)

Net increase (decrease) in net assets from operations	53,441,558		(42,959,904)
Distributions to Shareholders
Class A	–0	–	(7,345)
Class B	–0	–	(10,143,788)
CAPITAL STOCK TRANSACTIONS
Net decrease	(24,186,916)		(18,098,509)

Total increase (decrease)	29,254,642		(71,209,546)
NET ASSETS
Beginning of period	533,821,898		605,031,444

End of period	$563,076,540		$533,821,898

See notes to financial statements.

23

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the determination of AllianceBernstein L.P. (the “Adviser”) of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets

24

AB Variable Products Series Fund

because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

25

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$22,158,259		$29,630,229		$–0	–	$51,788,488
Information Technology	36,627,530		9,648,376		–0	–	46,275,906
Health Care	24,271,021		17,242,395		–0	–	41,513,416
Industrials	15,938,170		23,196,919		–0	–	39,135,089
Consumer Discretionary	17,830,849		17,234,529		–0	–	35,065,378
Consumer Staples	12,827,411		17,471,295		–0	–	30,298,706
Communication Services	17,280,355		8,248,501		–0	–	25,528,856
Energy	8,300,959		8,859,313		–0	–	17,160,272
Materials	4,666,345		11,907,966		–0	–	16,574,311
Utilities	5,594,521		5,532,587		–0	–	11,127,108
Real Estate	5,388,815		5,260,017		–0	–	10,648,832
Governments—Treasuries	–0	–	181,300,382		–0	–	181,300,382
Investment Companies	41,757,305		–0	–	–0	–	41,757,305
Options Purchased—Calls	–0	–	254,690		–0	–	254,690
Rights	13,005		–0	–	–0	–	13,005
Short-Term Investments:
Investment Companies	5,789,870		–0	–	–0	–	5,789,870
U.S. Treasury Bills	–0	–	1,809,199		–0	–	1,809,199
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	96,958		–0	–	–0	–	96,958

Total Investments in Securities	218,541,373		337,596,398		–0	–	556,137,771
Other Financial Instruments(a):
Assets:
Futures	1,303,246		–0	–	–0	–	1,303,246	(b)
Forward Currency Exchange Contracts	–0	–	303,979		–0	–	303,979
Liabilities:
Futures	(908,559)		(104,657)		–0	–	(1,013,216	)(b)
Forward Currency Exchange Contracts	–0	–	(410,100)		–0	–	(410,100)

Total	$218,936,060		$337,385,620		$–0	–	$556,321,680

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

26

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to the portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. The Expense Caps will remain in effect until May 1, 2020 and then may be extended by the Adviser for additional one-year terms. For the six months ended June 30, 2019, there were no expenses waived by the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no

27

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,491.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $4,288.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$14,797	$73,689	$82,696	$5,790	$101
Government Money Market Portfolio*	869	82,930	83,702	97	12

Total				$5,887	$113

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $51,938, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits

28

AB Variable Products Series Fund

payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$35,194,445	$59,427,319
U.S. government securities	17,594,904	17,458,361

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$111,099,188
Gross unrealized depreciation	(19,536,357)

Net unrealized appreciation	$91,562,831

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

29

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

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AB Variable Products Series Fund

During the six months ended June 30, 2019, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended June 30, 2019, the Portfolio held written options for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset

31

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended June 30, 2019, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended June 30, 2019, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$313,033	*

Equity contracts	Receivable/Payable for variation margin on futures	990,213	*	Receivable/Payable for variation margin on futures	$1,013,216	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	303,979		Unrealized depreciation on forward currency exchange contracts	410,100

Equity contracts	Investments in securities, at value	254,690

Total		$1,861,915			$1,423,316

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

32

AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,263,497	$(273,111)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(6,300,399)	(126,379)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	171,658	202,523

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	342,451	(92,250)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(175,686)	–0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(785,708)	1,087,901

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,151,415	(2,116,461)

Total		$(4,332,772)	$(1,317,777)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Futures:
Average notional amount of buy contracts	$78,321,617
Average notional amount of sale contracts	$80,869,201
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$55,576,283
Average principal amount of sale contracts	$76,646,103
Purchased Options:
Average notional amount	$52,450,000
Options Written:
Average notional amount	$46,000,000	(a)
Inflation Swaps:
Average notional amount	$56,430,000	(b)
Total Return Swaps:
Average notional amount	$29,221,611	(b)

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

33

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
BNP Paribas SA	$52,873	$–0	–	$–0	–	$–0	–	$52,873
Citibank, NA	4,191	(4,191)		–0	–	–0	–	–0	–
Credit Suisse International	71,640	–0	–	–0	–	–0	–	71,640
JPMorgan Chase Bank, NA	315,788	(87,557)		(228,231)		–0	–	–0	–
Morgan Stanley Capital Services, Inc.	33,845	–0	–	–0	–	–0	–	33,845
Natwest Markets PLC	70,035	(8,481)		–0	–	–0	–	61,554
UBS AG	10,297	(433)		–0	–	–0	–	9,864

Total	$558,669	$(100,662)		$(228,231)		$–0	–	$229,776	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$42,935	$–0	–	$–0	–	$–0	–	$42,935
Citibank, NA	187,891	(4,191)		–0	–	–0	–	183,700
Goldman Sachs Bank USA	71,977	0		–0	–	–0	–	71,977
JPMorgan Chase Bank, NA	87,557	(87,557)		–0	–	–0	–	–0	–
Natwest Markets PLC	8,481	(8,481)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	10,826	–0	–	–0	–	–0	–	10,826
UBS AG	433	(433)		–0	–	–0	–	–0	–

Total	$410,100	$(100,662)		$–0	–	$–0	–	$309,438	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary

34

AB Variable Products Series Fund

settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,989,787	$96,958	$6,986,930	$0	$12,466	$468

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	3,109		5,972	$39,087		$76,807
Shares issued in reinvestment of dividends and distributions	–0	–	573	–0	–	7,345
Shares redeemed	(5,069)		(1,907)	(64,335)		(24,051)

Net increase (decrease)	(1,960)		4,638	$(25,248)		$60,101

Class B
Shares sold	1,256,554		3,742,997	$15,918,510		$47,716,084
Shares issued in reinvestment of dividends and distributions	–0	–	797,468	–0	–	10,143,788
Shares redeemed	(3,188,488)		(6,011,432)	(40,080,178)		(76,018,482)

Net decrease	(1,931,934)		(1,470,967)	$(24,161,668)		$(18,158,610)

At June 30, 2019, certain shareholders of the Portfolio owned 91% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

35

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivatives positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs that may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investment Risk—Illiquid investment risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

36

AB Variable Products Series Fund

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$9,401,635	$10,391,103
Net long-term capital gains	749,498	–0	–

Total taxable distributions paid	$10,151,133	$10,391,103

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,233,914
Undistributed capital gains	529,276
Unrealized appreciation/(depreciation)	37,494,231	(a)

Total accumulated earnings/(deficit)	$48,257,421

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of corporate restructurings, the tax treatment of partnership investments, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”)

37

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

38

DYNAMIC ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.91	$13.07	$11.63	$11.33	$11.74	$11.74

Income From Investment Operations
Net investment income (a)	.13	(b)	.20	(b)	.17	(b)	.13	(b)†	.08	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	(1.11)	1.52	.27	(.19)	.44
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.23	(.91)	1.69	.40	(.11)	.52

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.23)	(.25)	(.10)	(.10)	(.07)
Distributions from net realized gain on investment transactions	–0	–	(.02)	–0	–	(.00	)(c)	(.20)	(.45)

Total dividends and distributions	–0	–	(.25)	(.25)	(.10)	(.30)	(.52)

Net asset value, end of period	$13.14	$11.91	$13.07	$11.63	$11.33	$11.74

Total Return
Total investment return based on net asset value (d)	10.33%	(7.07)%	14.67%	3.59	%†	(1.09)%	4.45%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$366	$355	$328	$303	$400	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.79	%^	.78%	.77%	.79%	.83%	.85%
Expenses, before waivers/reimbursements (e)‡	.79	%^	.79%	.78%	.81%	.83%	.85%
Net investment income	2.07	%(b)^	1.60	%(b)	1.39	%(b)	1.11	%(b)†	.67%	.69	%(b)
Portfolio turnover rate	10%	24%	20%	64%	93%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.04%	.03%	.02%

See footnote summary on page 41.

39

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.82	$12.98	$11.56	$11.26	$11.68	$11.68

Income From Investment Operations
Net investment income (a)	.11	(b)	.17	(b)	.14	(b)	.10	(b)†	.05	.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.10	(1.11)	1.50	.27	(.19)	.45
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.21	(.94)	1.64	.37	(.14)	.50

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.20)	(.22)	(.07)	(.08)	(.05)
Distributions from net realized gain on investment transactions	–0	–	(.02)	–0	–	(.00	)(c)	(.20)	(.45)

Total dividends and distributions	–0	–	(.22)	(.22)	(.07)	(.28)	(.50)

Net asset value, end of period	$13.03	$11.82	$12.98	$11.56	$11.26	$11.68

Total Return
Total investment return based on net asset value (d)	10.24%	(7.35)%	14.32%	3.37	%†	(1.30)%	4.21%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$562,711	$533,467	$604,703	$558,725	$511,164	$481,600
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	1.04	%^	1.03%	1.03%	1.05%	1.08%	1.10%
Expenses, before waivers/reimbursements (e)‡	1.05	%^	1.04%	1.04%	1.07%	1.08%	1.10%
Net investment income	1.80	%(b)^	1.35	%(b)	1.15	%(b)	.89	%(b)†	.43%	.44	%(b)
Portfolio turnover rate	10%	24%	20%	64%	93%	53%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.04%	.03%	.02%

See footnote summary on page 41.

40

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018, December 31, 2017 and December 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.00005	.0004%	.0004%

^	Annualized.

See notes to financial statements.

41

DYNAMIC ASSET ALLOCATION PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Dynamic Asset Allocation Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

42

AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund- specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

43

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

44

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Dynamic Asset Allocation Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

45

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

46

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect

47

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

48

VPS-DAA-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,112.40	$3.61	0.69%	$4.03	0.77%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.37	$3.46	0.69%	$3.86	0.77%

Class B
Actual	$1,000	$1,111.10	$4.92	0.94%	$5.34	1.02%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.13	$4.71	0.94%	$5.11	1.02%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees and expenses from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain affiliated/unaffiliated underlying portfolios acquired fund fees and expenses. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
SECURITY TYPE BREAKDOWN[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Investment Companies	$43,634,981	47.1%
Inflation-Linked Securities	19,072,070	20.6
Options Purchased—Puts	131,131	0.1
Short-Term Investments	29,830,775	32.2

Total Investments	$92,668,957	100.0%

COUNTRY BREAKDOWN2

June 30, 2019 (unaudited)

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$47,675,258	51.5%
Japan	15,135,250	16.3
United Kingdom	27,674	0.0
Short-Term Investments	29,830,775	32.2

Total Investments	$92,668,957	100.0%

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

2	All data are as of June 30, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares			U.S. $ Value

INVESTMENT COMPANIES–46.2%

FUNDS AND INVESTMENT TRUSTS–46.2%(a)
iShares Core MSCI EAFE ETF			76,670	$4,707,538
iShares Core S&P 500 ETF			43,375	12,784,781
iShares MSCI EAFE ETF			75,980	4,994,165
iShares MSCI Emerging Markets ETF			44,790	1,921,939
iShares Russell 2000 ETF(b)			11,040	1,716,720
SPDR S&P 500 ETF Trust			14,581	4,272,233
Vanguard S&P 500 ETF			49,183	13,237,605

Total Investment Companies (cost $36,249,195)				43,634,981

			Principal Amount (000)
INFLATION-LINKED SECURITIES–20.2%
JAPAN–16.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27		JPY	1,564,532	15,135,250

UNITED STATES–4.2%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS)	$		3,894	3,936,820

Total Inflation-Linked Securities (cost $18,867,120)				19,072,070

			Notional Amount
OPTIONS PURCHASED– PUTS– 0.2%
OPTIONS ON FUNDS AND INVESTMENT TRUSTS–0.1%
SPDR S&P 500 ETF Trust Expiration: Jul 2019; Contracts: 449; Exercise Price: USD 288.00; Counterparty: Morgan Stanley & Co., Inc.(c)		USD	12,931,200	77,677

SPDR S&P 500 ETF Trust Expiration: Jul 2019; Contracts: 162; Exercise Price: USD 283.00; Counterparty: Morgan Stanley & Co., Inc.(c)		USD	4,584,600	$16,605
SPDR S&P 500 ETF Trust Expiration: Jul 2019; Contracts: 80; Exercise Price: USD 284.00; Counterparty: Morgan Stanley & Co., Inc.(c)			2,272,000	9,080

				103,362

OPTIONS ON INDICES–0.1%
Euro STOXX 50 Index Expiration: Jul 2019; Contracts: 970; Exercise Price: EUR 3,375.00; Counterparty: Goldman Sachs International(c)		EUR	3,273,750	17,342
FTSE 100 Index Expiration: Jul 2019; Contracts: 150; Exercise Price: GBP 7,250.00; Counterparty: Goldman Sachs International(c)		GBP	1,087,500	3,571
Nikkei 225 Index Expiration: Jul 2019; Contracts: 9,000; Exercise Price: JPY 20,625.00; Counterparty: Goldman Sachs International(c)		JPY	185,625,000	6,761

				27,674

SWAPTIONS–0.0%
IRS Swaption Expiration: Jul 2019; Contracts: 18,320,000; Exercise Rate: 2.19%; Counterparty: Citibank, NA(c)		USD	18,320,000	95

Total Options Purchased–Puts (premiums paid $254,072)				131,131

			Shares
SHORT-TERM INVESTMENTS–31.5%
INVESTMENT COMPANIES–19.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(a)(d)(e) (cost $18,730,962)			18,730,962	18,730,962

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Principal Amount (000)			U.S. $ Value

GOVERNMENTS– TREASURIES–6.3%
JAPAN–6.3%
Japan Treasury Discount Bill Series 826 Zero Coupon, 7/22/19		JPY	540,100	$5,009,908
Series 831 Zero Coupon, 8/13/19			103,850	963,426

Total Governments–Treasuries (cost $5,767,054)				5,973,334

U.S. TREASURY BILLS–5.4%
U.S. Treasury Bill Zero Coupon, 7/05/19-8/15/19 (cost $5,125,150)	$		5,134	5,126,479

Total Short-Term Investments (cost $29,623,166)				29,830,775

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–98.1% (cost $84,993,553)				92,668,957

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.2%
INVESTMENT COMPANIES–1.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(a)(d)(e) (cost $1,188,322)	$		1,188,322	$1,188,322

TOTAL INVESTMENTS–99.3% (cost $86,181,875)				93,857,279
Other assets less liabilities–0.7%				622,903

NET ASSETS–100.0%				$94,480,182

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Canadian 10 Yr Bond Futures	16	September 2019	$1,746,310	$16,285
Euro STOXX 50 Index Futures	192	September 2019	7,567,083	200,342
Euro-BTP Futures	17	September 2019	2,596,113	108,620
Euro-OAT Futures	14	September 2019	2,624,632	40,784
FTSE 100 Index Futures	27	September 2019	2,526,729	26,106
Hang Seng Index Futures	1	July 2019	182,451	666
Long Gilt Futures	28	September 2019	4,633,283	34,284
Nikkei 225 (CME) Futures	12	September 2019	1,279,200	18,265
S&P 500 E mini Futures	27	September 2019	3,974,670	61,641
S&P TSX 60 Index Futures	9	September 2019	1,343,866	12,425
SPI 200 Futures	10	September 2019	1,151,186	9,809
TOPIX Index Futures	11	September 2019	1,582,433	3,038
U.S. T-Note 10 Yr (CBT) Futures	32	September 2019	4,095,000	79,706
U.S. Ultra Bond (CBT) Futures	2	September 2019	355,125	12,763

Sold Contracts
10 Yr Mini Japan Government Bond Futures	146	September 2019	20,840,699	(49,360)

				$575,374

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AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	1,080	USD	753	9/13/19	$(6,432)
Barclays Bank PLC	CHF	866	USD	880	9/13/19	(12,876)
Citibank NA	JPY	2,614,047	USD	24,197	9/13/19	(177,243)
State Street Bank & Trust Co.	USD	2,180	EUR	1,911	9/13/19	5,227

						$(191,324)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(f)	Goldman Sachs International	970	EUR	3,250.00	July 2019	EUR	3,153	$6,618	$(4,853)
FTSE 100 Index(f)	Goldman Sachs International	150	GBP	6,950.00	July 2019	GBP	1,043	1,338	(657)
Nikkei 225 Index(f)	Goldman Sachs International	9,000	JPY	19,625.00	July 2019	JPY	176,625	4,893	(1,353)
SPDR S&P 500 ETF Trust(g)	Morgan Stanley & Co., Inc.	242	USD	271.00	July 2019	USD	6,558	16,676	(8,107)
SPDR S&P 500 ETF Trust(g)	Morgan Stanley & Co., Inc.	449	USD	276.00	July 2019	USD	12,392	29,167	(23,572)

								$58,692	$(38,542)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call
OTC–1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	1.84%	7/05/19	$18,320	$32,976	$(10,110)

Put
OTC–1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.34	7/05/19	18,320	17,404	–0	–

						$50,380	$(10,110)

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Non-income producing security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	One contract relates to 1 share.

(g)	One contract relates to 100 shares.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

BTP—Buoni del Tesoro Poliennali

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

6

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $66,262,591)	$73,937,995	(a)
Affiliated issuers (cost $19,919,284—including investment of cash collateral for securities loaned of $1,188,322)	19,919,284
Cash collateral due from broker	1,411,371
Foreign currencies, at value (cost $581,376)	583,691
Unaffiliated dividends and interest receivable	100,920
Receivable for variation margin on futures	86,113
Affiliated dividends receivable	35,248
Unrealized appreciation on forward currency exchange contracts	5,227
Receivable for capital stock sold	4,261

Total assets	96,084,110

LIABILITIES
Options written, at value (premiums received $58,692)	38,542
Swaptions written, at value (premiums received $50,380)	10,110
Payable for collateral received on securities loaned	1,188,322
Unrealized depreciation on forward currency exchange contracts	196,551
Administrative fee payable	34,573
Advisory fee payable	25,914
Payable for capital stock redeemed	21,348
Distribution fee payable	17,946
Directors’ fees payable	6,477
Transfer Agent fee payable	58
Accrued expenses	64,087

Total liabilities	1,603,928

NET ASSETS	$94,480,182

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,750
Additional paid-in capital	83,300,454
Distributable earnings	11,170,978

	$94,480,182

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,976	1,100	$10.89

B	$94,468,206	8,748,420	$10.80

(a)	Includes securities on loan with a value of $1,178,846 (see Note E).

See notes to financial statements.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$511,427
Affiliated issuers	233,089
Interest	91,472

835,988

EXPENSES
Advisory fee (see Note B)	278,509
Distribution fee—Class B	116,031
Transfer agency—Class B	1,322
Custodian	39,566
Administrative	35,615
Audit and tax	23,978
Legal	14,484
Directors’ fees	12,039
Printing	7,818
Miscellaneous	11,718

Total expenses before bank overdraft expense	541,080
Bank overdraft expense	6,992

Total expenses	548,072
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(111,323)

Net expenses	436,749

Net investment income	399,239

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(960,207)
Forward currency exchange contracts	(603,227)
Futures	2,426,267
Options written	494,467
Swaptions written	9,371
Foreign currency transactions	18,051
Net change in unrealized appreciation/depreciation of:
Investments	6,522,747
Forward currency exchange contracts	468,391
Futures	931,814
Options written	72,844
Swaptions written	40,270
Foreign currency denominated assets and liabilities	(70,190)

Net gain on investment and foreign currency transactions	9,350,598

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,749,837

See notes to financial statements.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$399,239		$620,131
Net realized gain on investment transactions and foreign currency transactions	1,384,722		349,613
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	7,965,876		(5,596,012)

Net increase (decrease) in net assets from operations	9,749,837		(4,626,268)
Distributions to Shareholders
Class A	–0	–	(638)
Class B	–0	–	(5,168,376)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(4,407,269)		418,910

Total increase (decrease)	5,342,568		(9,376,372)
NET ASSETS
Beginning of period	89,137,614		98,513,986

End of period	$94,480,182		$89,137,614

See notes to financial statements.

9

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Risk Allocation—Moderate Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. At June 30, 2019, the Adviser was the sole shareholder of Class A shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Portfolio’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

10

AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

11

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Investment Companies	$43,634,981		$–0	–	$–0	–	$43,634,981
Inflation-Linked Securities	–0	–	19,072,070		–0	–	19,072,070
Options Purchased—Puts	–0	–	131,131		–0	–	131,131
Short-Term Investments:
Investment Companies	18,730,962		–0	–	–0	–	18,730,962
Governments—Treasuries	–0	–	5,973,334		–0	–	5,973,334
U.S. Treasury Bills	–0	–	5,126,479		–0	–	5,126,479
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,188,322		–0	–	–0	–	1,188,322

Total Investments in Securities	63,554,265		30,303,014		–0	–	93,857,279
Other Financial Instruments(a):
Assets:
Futures	384,773		239,961		–0	–	624,734	(b)
Forward Currency Exchange Contracts	–0	–	5,227		–0	–	5,227
Liabilities:
Futures	(49,360)		–0	–	–0	–	(49,360	)(b)
Forward Currency Exchange Contracts	–0	–	(196,551)		–0	–	(196,551)
Put Options Written	–0	–	(38,542)		–0	–	(38,542)
Interest Rate Swaptions Written	–0	–	(10,110)		–0	–	(10,110)

Total	$63,889,678		$30,302,999		$–0	–	$94,192,677

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

12

AB Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses, to the extent necessary to limit total operating expenses (excluding interest expense, taxes, extraordinary expenses, expenses associated with securities sold short, and brokerage commissions and other transaction costs), inclusive of the Portfolio’s proportionate share of fees and expenses of registered investment companies or series thereof in which the Portfolio invests (“Acquired Fund Expenses”) on an annual basis (the “Expense Caps”) to .75% and 1.00% of daily average net assets for Class A and Class B, respectively. The Expense Caps may not be terminated by the Adviser before May 1, 2020. For the six months ended June 30, 2019, the reimbursements/waivers, exclusive of Acquired Fund Expenses, amounted to $76,914. Any fees waived and expenses borne by the Adviser through April 27, 2016 are subject to repayment by the Portfolio until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $70,109 for the year ended December 31, 2016. In any case, no reimbursement payment will be made that would cause the Portfolio’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentage set forth above. For the six months ended June 30, 2019, such waiver for Acquired Fund Expenses for both affiliated and unaffiliated underlying portfolios amounted to $10,833 and $23,469, respectively.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$17,872	$10,306	$9,447	$18,731	$232
AB Government Money Market Portfolio*	0	15,376	14,188	1,188	1

Total				$19,919	$233

*	Investments of cash collateral for securities lending transactions (see Note E).

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,615.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $24,878, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

14

AB Variable Products Series Fund

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,895,513		$4,868,617
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,488,726
Gross unrealized depreciation	(368,852)

Net unrealized appreciation	$8,119,874

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

15

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Portfolio’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended June 30, 2019, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended June 30, 2019, the Portfolio held purchased swaptions for hedging and non-hedging purposes.

16

AB Variable Products Series Fund

During the six months ended June 30, 2019, the Portfolio held written options for hedging and non-hedging purposes. During the six months ended June 30, 2019, the Portfolio held written swaptions for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$292,442	*	Receivable/Payable for variation margin on futures	$49,360	*
Equity contracts	Receivable/Payable for variation margin on futures	332,292	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,227		Unrealized depreciation on forward currency exchange contracts	196,551
Interest rate contracts	Investments in securities, at value	95
Equity contracts	Investments in securities, at value	131,036
Interest rate contracts				Swaptions written, at value	10,110
Equity contracts				Options written, at value	38,542

Total		$761,092			$294,563

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

17

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$710,483	$7,913
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,715,784	923,901
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(603,227)	468,391
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(25,951)	(67,690)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,088,764)	(172,417)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	494,467	72,844
Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	9,371	40,270

Total		$1,212,163	$1,273,212

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Futures:
Average notional amount of buy contracts	$36,009,050
Average notional amount of sale contracts	$20,904,959
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,564,853
Average principal amount of sale contracts	$29,488,554
Purchased Options:
Average notional amount	$22,460,207
Purchased Swaptions:
Average notional amount	$16,368,500	(a)
Options Written:
Average notional amount	$23,613,370
Swaptions Written:
Average notional amount	$25,528,500	(a)

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

18

AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*		Net Amount of Derivative Assets
Citibank, NA	$95	$(95)		$–0	–	$–0	–	$–0	–
Goldman Sachs International	27,674	(6,863)		$–0	–	–0	–	20,811
State Street Bank & Trust Co.	5,227	–0	–	$–0	–	–0	–	5,227

Total	$32,996	$(6,958)		$–0	–	$–0	–	$26,038	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$19,308	$–0	–	$–0	–	$–0	–	$19,308
Citibank, NA	187,353	(95)		–0	–	–0	–	187,258
Goldman Sachs International	6,863	(6,863)		–0	–	–0	–	–0	–

Total	$213,524	$(6,958)		$–0	–	$–0	–	$206,566	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the

19

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	AB Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$1,178,846	$1,188,322	$0	$0	$1,127	$107

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class B
Shares sold	334,456		1,135,018	$3,462,866		$12,083,758
Shares issued in reinvestment of dividends and distributions	–0	–	493,581	–0	–	5,167,796
Shares redeemed	(755,534)		(1,593,282)	(7,870,135)		(16,832,644)

Net increase (decrease)	(421,078)		35,317	$(4,407,269)		$418,910

There were no transactions in capital shares for Class A for the six months ended June 30, 2019 and the year ended December 31, 2018.

At June 30, 2019, a shareholder of the Portfolio owned 98% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when the asset classes in which the Portfolio has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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AB Variable Products Series Fund

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Portfolio bear both their proportionate share of expenses in the Portfolio (including management fees) and, indirectly, the expenses of the investment companies.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquidity Investment Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

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NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$3,216,260	$765,088
Net long-term capital gains	1,952,754	–0	–

Total taxable distributions	$5,169,014	$765,088

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,823,796
Accumulated capital and other losses	(842,733	)(a)
Unrealized appreciation/(depreciation)	440,078	(b)

Total accumulated earnings/(deficit)	$1,421,141

(a)	As of December 31, 2018, the Portfolio had a net capital loss carryforward of $717,270. As of December 31, 2018, the cumulative deferred loss on straddles was $125,463.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio had a net short-term capital loss carryforward of $717,270, which may be carried forward for an indefinite period.

NOTE J: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,					April 28, 2015(a) to December 31, 2015
			2018		2017	2016
Net asset value, beginning of period	$9.79		$10.83		$9.78	$9.40		$10.00

Income From Investment Operations
Net investment income (b)(c)	.06		.09		.06	.04		.05
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.04		(.55)		1.09	.37		(.65)
Contributions from Affiliates	–0	–	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.10		(.46)		1.15	.41		(.60)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.05)	(.03)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	–0	–	(.58)		(.10)	(.03)		–0	–

Net asset value, end of period	$10.89		$9.79		$10.83	$9.78		$9.40

Total Return
Total investment return based on net asset value (e)	11.24%		(4.62)%		11.87%	4.39%		(6.00)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$11		$12	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.69	%^	.67%		.63%	.63%		.69	%^
Expenses, before waivers/reimbursements (f)(g)‡	.95	%^	.92%		.94%	1.08%		3.21	%^
Net investment income (c)	1.12	%^	.88%		.55%	.46%		.82	%^
Portfolio turnover rate	3%		67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.08	%^	.08%		.11%	.12%		.06	%^

See footnote summary on pages 24-25.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,					April 28, 2015(a) to December 31, 2015
			2018		2017	2016
Net asset value, beginning of period	$9.72		$10.78		$9.75	$9.39		$10.00

Income From Investment Operations
Net investment income (b)(c)	.04		.07		.03	.02		.01
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	1.04		(.55)		1.09	.37		(.62)
Contributions from Affiliates	–0	–	–0	–	.00 (d)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.08		(.48)		1.12	.39		(.61)

Less: Dividends and Distributions
Dividends from net investment income	–0	–	–0	–	(.04)	(.03)		–0	–
Distributions from net realized gain on investment transactions	–0	–	(.58)		(.05)	–0	–	–0	–

Total dividends and distributions	–0	–	(.58)		(.09)	(.03)		–0	–

Net asset value, end of period	$10.80		$9.72		$10.78	$9.75		$9.39

Total Return
Total investment return based on net asset value (e)	11.11%		(4.84)%		11.50%	4.24%		(6.20)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,468		$89,127		$98,502	$79,298		$51,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (f)(g)‡	.94	%^	.92%		.89%	.88%		.94	%^
Expenses, before waivers/reimbursements (f)(g)‡	1.18	%^	1.16%		1.17%	1.33%		1.62	%^
Net investment income (c)	.86	%^	.64%		.31%	.24%		.19	%^
Portfolio turnover rate	3%		67%		59%	79%		111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.08	%^	.08%		.11%	.12%		.06	%^

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of affiliated/unaffiliated acquired fund fees and expenses, and for the six months ended June 30, 2019 and the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, such waiver amounted to .08% (annualized), .08%, .11%, .12% and .06% (annualized), respectively.

24

AB Variable Products Series Fund

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,			April 28, 2015(a) to December 31, 2015
			2018	2017	2016
Class A
Net of waivers/reimbursements	.67	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.94	%^	N/A	N/A	N/A	N/A
Class B
Net of waivers/reimbursements	.93	%^	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.17	%^	N/A	N/A	N/A	N/A

^	Annualized.

See notes to financial statements.

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GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Global Risk Allocation – Moderate Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

26

AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund- specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

27

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

28

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Risk Allocation – Moderate Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund

29

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

30

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect

31

GLOBAL RISK ALLOCATION—MODERATE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

32

VPS-GRA-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	GLOBAL THEMATIC GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,212.40	$5.38	0.98%	$5.43	0.99%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.93	$4.91	0.98%	$4.96	0.99%

Class B
Actual	$1,000	$1,210.40	$6.74	1.23%	$6.80	1.24%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.70	$6.16	1.23%	$6.21	1.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Visa, Inc.—Class A	$3,497,033	2.7%
MSCI, Inc.—Class A	3,347,836	2.6
Kingspan Group PLC	3,323,101	2.5
Xylem, Inc./NY	3,313,817	2.5
American Water Works Co., Inc.	3,260,644	2.5
Ecolab, Inc.	3,238,016	2.5
Apollo Hospitals Enterprise Ltd.	3,195,158	2.4
Bio-Rad Laboratories, Inc.—Class A	2,797,680	2.1
Vestas Wind Systems A/S	2,782,675	2.1
Koninklijke DSM NV	2,750,238	2.1

	$31,506,198	24.0%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$27,648,550	21.2%
Information Technology	23,284,512	17.8
Industrials	18,629,457	14.2
Financials	17,382,853	13.3
Consumer Discretionary	10,349,027	7.9
Consumer Staples	9,101,420	7.0
Utilities	6,281,936	4.8
Materials	5,988,254	4.6
Communication Services	3,389,330	2.6
Real Estate	2,318,100	1.8
Short-Term Investments	6,277,801	4.8

Total Investments	$130,651,240	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$58,927,278	45.1%
India	7,983,070	6.1
Ireland	7,688,681	5.9
Germany	7,487,901	5.7
Japan	7,023,055	5.4
China	6,455,995	5.0
France	5,874,443	4.5
Netherlands	5,050,114	3.9
Switzerland	4,716,446	3.6
United Kingdom	4,570,619	3.5
Denmark	2,782,675	2.1
Hong Kong	2,650,049	2.0
Brazil	1,692,077	1.3
Indonesia	1,471,036	1.1
Short-Term Investments	6,277,801	4.8

Total Investments	$130,651,240	100.0%

1	All data are as of June 30, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

3

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.7%

HEALTH CARE–21.0%
BIOTECHNOLOGY–0.6%
Abcam PLC	39,640	$742,023

HEALTH CARE EQUIPMENT & SUPPLIES–7.0%
Abbott Laboratories	27,100	2,279,110
Danaher Corp.	18,810	2,688,325
Koninklijke Philips NV	52,900	2,299,876
West Pharmaceutical Services, Inc.	15,970	1,998,646

		9,265,957

HEALTH CARE PROVIDERS & SERVICES–4.5%
Apollo Hospitals Enterprise Ltd.	161,510	3,195,158
UnitedHealth Group, Inc.	11,110	2,710,951

		5,906,109

LIFE SCIENCES TOOLS & SERVICES–8.6%
Bio-Rad Laboratories, Inc.–Class A(a)	8,950	2,797,680
Bruker Corp.	45,570	2,276,221
Gerresheimer AG	28,500	2,100,607
ICON PLC(a)	10,650	1,639,781
Tecan Group AG	9,470	2,459,422

		11,273,711

PHARMACEUTICALS–0.3%
Vectura Group PLC(a)	419,366	460,750

		27,648,550

INFORMATION TECHNOLOGY–17.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.4%
Horiba Ltd.	25,700	1,333,373
Keyence Corp.	3,000	1,850,167

		3,183,540

IT SERVICES–6.1%
Pagseguro Digital Ltd.(a)(b)	43,420	1,692,077
Square, Inc.–Class A(a)	22,500	1,631,925
Visa, Inc.–Class A(b)	20,150	3,497,033
Wirecard AG	6,910	1,166,521

		7,987,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.0%
Infineon Technologies AG	135,420	2,406,370
NVIDIA Corp.	9,198	1,510,588

		3,916,958

SOFTWARE–4.7%
Dassault Systemes SE	14,150	2,257,000
Microsoft Corp.	19,800	2,652,408

SailPoint Technologies Holding, Inc.(a)	64,620	$1,294,985

		6,204,393

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
Apple, Inc.	10,065	1,992,065

		23,284,512

INDUSTRIALS–14.2%
AEROSPACE & DEFENSE–1.6%
Hexcel Corp.	25,489	2,061,550

BUILDING PRODUCTS–2.5%
Kingspan Group PLC	61,190	3,323,101

COMMERCIAL SERVICES & SUPPLIES–1.2%
China Everbright International Ltd.	1,720,407	1,589,043

ELECTRICAL EQUIPMENT–3.8%
Schneider Electric SE	24,810	2,244,880
Vestas Wind Systems A/S	32,120	2,782,675

		5,027,555

INDUSTRIAL CONGLOMERATES–1.4%
Siemens AG	15,240	1,814,403

MACHINERY–2.5%
Xylem, Inc./NY	39,620	3,313,817

PROFESSIONAL SERVICES–1.2%
Recruit Holdings Co., Ltd.	44,800	1,499,988

		18,629,457

FINANCIALS–13.2%
BANKS–2.2%
Bank Mandiri Persero Tbk PT	2,591,000	1,471,036
HDFC Bank Ltd.	39,380	1,394,153

		2,865,189

CAPITAL MARKETS–5.5%
Charles Schwab Corp. (The)	39,886	1,603,018
MSCI, Inc.–Class A	14,020	3,347,836
Partners Group Holding AG	2,870	2,257,024

		7,207,878

CONSUMER FINANCE–0.6%
Bharat Financial Inclusion Ltd.(a)	66,412	862,604

INSURANCE–3.0%
AIA Group Ltd.	245,400	2,650,049
Prudential PLC	57,990	1,265,978

		3,916,027

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

THRIFTS & MORTGAGE FINANCE–1.9%
Housing Development Finance Corp., Ltd.	79,630	$2,531,155

		17,382,853

CONSUMER DISCRETIONARY–7.9%
AUTO COMPONENTS–1.7%
Aptiv PLC(b)	26,830	2,168,669

DIVERSIFIED CONSUMER SERVICES–1.9%
Bright Horizons Family Solutions, Inc.(a)	16,360	2,468,233

INTERNET & DIRECT MARKETING RETAIL–4.3%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	11,410	1,933,425
Amazon.com, Inc.(a)	1,323	2,505,272
Etsy, Inc.(a)	20,750	1,273,428

		5,712,125

		10,349,027

CONSUMER STAPLES–6.9%
FOOD PRODUCTS–2.1%
Kerry Group PLC–Class A	22,830	2,725,799

HOUSEHOLD PRODUCTS–3.2%
Procter & Gamble Co. (The)	17,640	1,934,226
Unicharm Corp.	77,600	2,339,527

		4,273,753

PERSONAL PRODUCTS–1.6%
Unilever PLC	33,860	2,101,868

		9,101,420

UTILITIES–4.8%
MULTI-UTILITIES–1.1%
Suez	95,120	1,372,563

WATER UTILITIES–3.7%
American Water Works Co., Inc.	28,109	3,260,644
Beijing Enterprises Water Group Ltd.(a)	2,774,000	1,648,729

		4,909,373

		6,281,936

MATERIALS–4.6%
CHEMICALS–4.6%
Ecolab, Inc.	16,400	$3,238,016
Koninklijke DSM NV	22,290	2,750,238

		5,988,254

COMMUNICATION SERVICES–2.6%
INTERACTIVE MEDIA & SERVICES–2.6%
Alphabet, Inc.–Class C(a)	1,947	2,104,532
Tencent Holdings Ltd.	28,400	1,284,798

		3,389,330

REAL ESTATE–1.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–1.8%
SBA Communications Corp.(a)	10,310	2,318,100

Total Common Stocks (cost $87,054,200)		124,373,439

SHORT-TERM INVESTMENTS–4.8%
INVESTMENT COMPANIES–4.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(c)(d)(e) (cost $6,277,801)	6,277,801	6,277,801

TOTAL INVESTMENTS–99.5% (cost $93,332,001)		130,651,240
Other assets less liabilities–0.5%		643,689

NET ASSETS–100.0%		$131,294,929

5

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	GBP	636	USD	803	9/13/19	$(7,828)
Bank of America, NA	USD	511	AUD	743	9/13/19	12,249
Barclays Bank PLC	BRL	4,122	USD	1,079	7/02/19	5,202
Barclays Bank PLC	USD	1,076	BRL	4,122	7/02/19	(2,171)
Barclays Bank PLC	INR	522,514	USD	7,389	7/16/19	(174,542)
Barclays Bank PLC	USD	3,213	INR	224,517	7/16/19	36,884
Barclays Bank PLC	USD	319	CNY	2,209	7/25/19	3,145
Barclays Bank PLC	USD	303	CNY	2,054	7/25/19	(3,301)
Barclays Bank PLC	USD	1,076	BRL	4,122	8/02/19	(5,184)
Barclays Bank PLC	USD	2,081	AUD	2,983	9/13/19	17,764
Barclays Bank PLC	USD	836	ZAR	12,500	9/13/19	43,508
BNP Paribas SA	EUR	1,093	USD	1,235	9/13/19	(15,476)
Citibank, NA	USD	1,821	KRW	2,150,271	8/26/19	39,631
Citibank, NA	EUR	753	USD	863	9/13/19	1,851
Citibank, NA	EUR	11,079	USD	12,624	9/13/19	(45,867)
Citibank, NA	HKD	6,919	USD	883	9/13/19	(2,565)
Citibank, NA	USD	2,023	EUR	1,767	9/13/19	(2,309)
Citibank, NA	USD	2,318	JPY	250,798	9/13/19	20,515
JPMorgan Chase Bank, NA	BRL	5,521	USD	1,428	8/02/19	(5,377)
Morgan Stanley & Co., Inc.	BRL	4,122	USD	1,076	7/02/19	2,171
Morgan Stanley & Co., Inc.	USD	1,020	BRL	4,122	7/02/19	53,218
Morgan Stanley & Co., Inc.	USD	447	INR	31,317	7/16/19	6,591
Morgan Stanley & Co., Inc.	USD	531	RUB	35,119	8/06/19	22,046
Morgan Stanley & Co., Inc.	EUR	499	USD	569	9/13/19	(2,011)
Morgan Stanley & Co., Inc.	USD	2,722	CAD	3,602	9/13/19	32,360
Morgan Stanley & Co., Inc.	USD	818	SEK	7,682	9/13/19	13,227
Natwest Markets PLC	PEN	6,292	USD	1,893	7/12/19	(17,576)
Natwest Markets PLC	USD	1,906	PEN	6,292	7/12/19	3,989
Natwest Markets PLC	USD	720	CAD	941	9/13/19	(562)
Standard Chartered Bank	INR	116,274	USD	1,653	7/16/19	(30,458)
Standard Chartered Bank	CNY	14,656	USD	2,178	7/25/19	42,273
Standard Chartered Bank	CNY	8,338	USD	1,205	7/25/19	(9,956)
Standard Chartered Bank	USD	1,022	CNY	6,881	7/25/19	(19,072)
Standard Chartered Bank	USD	1,477	TWD	46,350	9/11/19	24,265
State Street Bank & Trust Co.	CHF	374	USD	380	9/13/19	(5,539)
State Street Bank & Trust Co.	EUR	233	USD	264	9/13/19	(2,070)
State Street Bank & Trust Co.	GBP	205	USD	261	9/13/19	126
State Street Bank & Trust Co.	HKD	1,519	USD	194	9/13/19	(117)
State Street Bank & Trust Co.	JPY	267,397	USD	2,495	9/13/19	1,832
State Street Bank & Trust Co.	JPY	41,274	USD	382	9/13/19	(2,406)
State Street Bank & Trust Co.	USD	281	CAD	376	9/13/19	6,714
State Street Bank & Trust Co.	USD	377	CHF	374	9/13/19	8,206
State Street Bank & Trust Co.	USD	493	EUR	431	9/13/19	(22)
State Street Bank & Trust Co.	USD	270	GBP	212	9/13/19	(168)
State Street Bank & Trust Co.	USD	256	HKD	2,005	9/13/19	553
State Street Bank & Trust Co.	USD	257	JPY	27,708	9/13/19	1,535
State Street Bank & Trust Co.	USD	281	JPY	30,165	9/13/19	(165)

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	290	MXN	5,632	9/13/19	$350
State Street Bank & Trust Co.	USD	257	NOK	2,208	9/13/19	2,711
UBS AG	EUR	917	USD	1,051	9/13/19	1,830
UBS AG	USD	1,796	GBP	1,407	9/13/19	(3,482)

						$46,522

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

PEN—Peruvian Sol

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $87,054,200)	$124,373,439	(a)
Affiliated issuers (cost $6,277,801)	6,277,801
Foreign currencies, at value (cost $275,343)	275,285
Receivable for investment securities sold and foreign currency transactions	686,691
Unrealized appreciation on forward currency exchange contracts	404,746
Unaffiliated dividends and interest receivable	177,339
Receivable for capital stock sold	28,001
Affiliated dividends receivable	13,160

Total assets	132,236,462

LIABILITIES
Unrealized depreciation on forward currency exchange contracts	358,224
Payable for investment securities purchased and foreign currency transactions	345,851
Advisory fee payable	68,622
Payable for capital stock redeemed	35,073
Administrative fee payable	34,579
Distribution fee payable	16,989
Directors’ fees payable	6,505
Transfer Agent fee payable	58
Accrued expenses	75,632

Total liabilities	941,533

NET ASSETS	$131,294,929

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,069
Additional paid-in capital	81,576,812
Distributable earnings	49,714,048

	$131,294,929

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$41,246,791	1,243,926	$33.16

B	$90,048,138	2,825,331	$31.87

(a)	Includes securities on loan with a value of $6,760,659 (see Note E).

See notes to financial statements.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $88,149)	$1,007,346
Affiliated issuers	68,680
Interest	10
Securities lending income	393

1,076,429

EXPENSES
Advisory fee (see Note B)	474,497
Distribution fee—Class B	109,301
Transfer agency—Class A	968
Transfer agency—Class B	2,165
Custodian	51,765
Administrative	35,337
Audit and tax	28,788
Printing	23,846
Legal	18,151
Directors’ fees	12,067
Miscellaneous	8,113

Total expenses	764,998
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(34,437)

Net expenses	730,561

Net investment income	345,868

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	4,686,002
Forward currency exchange contracts	(211,964)
Foreign currency transactions	43,545
Net change in unrealized appreciation/depreciation of:
Investments (a)	19,006,929
Forward currency exchange contracts	189,903
Foreign currency denominated assets and liabilities	2,907

Net gain on investment and foreign currency transactions	23,717,322

NET INCREASE IN NET ASSETS FROM OPERATIONS	$24,063,190

(a)	Net of decrease in accrued foreign capital gains taxes of $8,092.

See notes to financial statements.

9

GLOBAL THEMATIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$345,868	$277,413
Net realized gain on investment and foreign currency transactions	4,517,583	7,396,267
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	19,199,739	(20,681,230)

Net increase (decrease) in net assets from operations	24,063,190	(13,007,550)
CAPITAL STOCK TRANSACTIONS
Net decrease	(9,516,149)	(16,696,371)

Total increase (decrease)	14,547,041	(29,703,921)
NET ASSETS
Beginning of period	116,747,888	146,451,809

End of period	$131,294,929	$116,747,888

See notes to financial statements.

10

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Global Thematic Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

11

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1	Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Health Care	$17,132,737	$10,515,813		$–0	–	$27,648,550
Information Technology	14,271,081	9,013,431		–0	–	23,284,512
Industrials	8,698,468	9,930,989		–0	–	18,629,457
Financials	6,345,007	11,037,846		–0	–	17,382,853
Consumer Discretionary	10,349,027	–0	–	–0	–	10,349,027
Consumer Staples	4,660,025	4,441,395		–0	–	9,101,420
Utilities	4,633,207	1,648,729		–0	–	6,281,936
Materials	3,238,016	2,750,238		–0	–	5,988,254
Communication Services	2,104,532	1,284,798		–0	–	3,389,330
Real Estate	2,318,100	–0	–	–0	–	2,318,100
Short-Term Investments	6,277,801	–0	–	–0	–	6,277,801

Total Investments in Securities	80,028,001	50,623,239	(a)	–0	–	130,651,240

12

AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$404,746	$–0	–	$404,746
Liabilities:
Forward Currency Exchange Contracts	–0	–	(358,224)	–0	–	(358,224)

Total	$80,028,001		$50,669,761	$–0	–	$130,697,762

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to .05% on an annual basis of the average net assets for Class A and Class B. For the six months ended June 30, 2019, such reimbursements/waivers amounted to $31,632. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,337.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $2,746.

14

AB Variable Products Series Fund

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,718	$16,749	$13,189	$6,278	$65
Government Money Market Portfolio*	1,997	3,420	5,417	0	4

Total				$6,278	$69

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $15,124, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$13,484,265		$26,856,878
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$39,892,211
Gross unrealized depreciation	(2,526,450)

Net unrealized appreciation	$37,365,761

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$404,746	Unrealized depreciation on forward currency exchange contracts	$358,224

Total		$404,746		$358,224

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(211,964)	$189,903

Total		$(211,964)	$189,903

16

AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$28,164,412
Average principal amount of sale contracts	$35,138,745

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$12,249	$(7,828)	$–0	–	$–0	–	$4,421
Barclays Bank PLC	106,503	(106,503)	–0	–	–0	–	–0	–
Citibank, NA	61,997	(50,741)	–0	–	–0	–	11,256
Morgan Stanley & Co., Inc.	129,613	(2,011)	–0	–	–0	–	127,602
Natwest Markets PLC	3,989	(3,989)	–0	–	–0	–	–0	–
Standard Chartered Bank	66,538	(59,486)	–0	–	–0	–	7,052
State Street Bank & Trust Co.	22,027	(10,487)	–0	–	–0	–	11,540
UBS AG	1,830	(1,830)	–0	–	–0	–	–0	–

Total	$404,746	$(242,875)	$–0	–	$–0	–	$161,871	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$7,828	$(7,828)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	185,198	(106,503)	–0	–	–0	–	78,695
BNP Paribas SA	15,476	–0	–	–0	–	–0	–	15,476
Citibank, NA	50,741	(50,741)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	5,377	–0	–	–0	–	–0	–	5,377
Morgan Stanley & Co., Inc.	2,011	(2,011)	–0	–	–0	–	–0	–
Natwest Markets PLC	18,138	(3,989)	–0	–	–0	–	14,149
Standard Chartered Bank	59,486	(59,486)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	10,487	(10,487)	–0	–	–0	–	–0	–
UBS AG	3,482	(1,830)	–0	–	–0	–	1,652

Total	$358,224	$(242,875)	$–0	–	$–0	–	$115,349	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,760,659	$0	$6,815,562	$393	$4,083	$59

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Class A
Shares sold	45,260	216,094	$1,387,100	$6,612,541
Shares redeemed	(110,038)	(230,647)	(3,410,868)	(7,032,186)

Net decrease	(64,778)	(14,553)	$(2,023,768)	$(419,645)

Class B
Shares sold	116,703	353,636	$3,460,460	$10,398,435
Shares redeemed	(366,309)	(913,680)	(10,952,841)	(26,675,161)

Net decrease	(249,606)	(560,044)	$(7,492,381)	$(16,276,726)

18

AB Variable Products Series Fund

At June 30, 2019, certain shareholders of the Portfolio owned 67% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE I: Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018		2017
Distributions paid from:
Ordinary income	$–0	–	$433,406

Total taxable distributions paid	$–0	–	$433,406

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$315,850
Undistributed capital gains	7,253,846
Unrealized appreciation/(depreciation)	18,081,162	(a)

Total accumulated earnings/(deficit)	$25,650,858

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, return of capital distributions received from underlying securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

20

GLOBAL THEMATIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$27.35		$30.32		$22.29		$22.43		$21.80		$20.75

Income From Investment Operations
Net investment income (a)	.11	(b)	.11	(b)	.03	(b)	.04	(b)†	.02		.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.70		(3.08)		8.13		(.18)		.60		.99
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.01		–0	–

Net increase (decrease) in net asset value from operations	5.81		(2.97)		8.16		(.14)		.63		1.05

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.13)		–0	–	–0	–	–0	–

Net asset value, end of period	$33.16		$27.35		$30.32		$22.29		$22.43		$21.80

Total Return
Total investment return based on net asset value (c)*	21.24%		(9.79)%		36.66%		(.62	)%†	2.89%		5.06%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,247		$35,799		$40,121		$28,458		$31,534		$30,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.98	%^	.99%		1.02%		1.06%		1.01%		1.01%
Expenses, before waivers/reimbursements	1.04	%^	1.01%		1.02%		1.06%		1.01%		1.01%
Net investment income	.72	%(b)^	.37	%(b)	.09	%(b)	.17	%(b)†	.07%		.26%
Portfolio turnover rate	11%		32%		40%		54%		47%		48%

See footnote summary on page 22.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$26.33	$29.25	$21.52	$21.71	$21.15	$20.18

Income From Investment Operations
Net investment income (loss) (a)	.07	(b)	.04	(b)	(.04	)(b)	(.02	)(b)†	(.04)	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.47	(2.96)	7.84	(.17)	.59	.97
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	.01	–0	–

Net increase (decrease) in net asset value from operations	5.54	(2.92)	7.80	(.19)	.56	.97

Less: Dividends
Dividends from net investment income	–0	–	–0	–	(.07)	–0	–	–0	–	–0	–

Net asset value, end of period	$31.87	$26.33	$29.25	$21.52	$21.71	$21.15

Total Return
Total investment return based on net asset value (c)*	21.04%	(9.98)%	36.30%	(.87	)%†	2.65%	4.81%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,048	$80,949	$106,331	$78,625	$92,298	$96,728
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.23	%^	1.24%	1.26%	1.31%	1.26%	1.26%
Expenses, before waivers/reimbursements	1.29	%^	1.25%	1.27%	1.31%	1.26%	1.26%
Net investment income (loss)	.47	%(b)^	.13	%(b)	(.15	)%(b)	(.07	)%(b)†	(.17)%	.01%
Portfolio turnover rate	11%	32%	40%	54%	47%	48%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .04%, .28%, .01% and .02%, respectively.

^	Annualized.

See notes to financial statements.

22

GLOBAL THEMATIC GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Global Thematic Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

23

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

24

AB Variable Products Series Fund

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Thematic Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

26

AB Variable Products Series Fund

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of

28

AB Variable Products Series Fund

products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-GTG-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	GROWTH & INCOME PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,141.50	$3.13	0.59%	$3.19	0.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.87	$2.96	0.59%	$3.01	0.60%

Class B
Actual	$1,000	$1,140.40	$4.46	0.84%	$4.51	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.63	$4.21	0.84%	$4.26	0.85%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Verizon Communications, Inc.	$47,909,789	4.5%
JPMorgan Chase & Co.	41,766,244	4.0
Pfizer, Inc.	36,026,038	3.4
Berkshire Hathaway, Inc.—Class B	35,859,884	3.4
Walmart, Inc.	35,523,309	3.4
Roche Holding AG (Sponsored ADR)	33,282,522	3.2
Phillips 66	33,062,648	3.1
Citigroup, Inc.	31,013,486	2.9
Capital One Financial Corp.	30,657,961	2.9
Comcast Corp.—Class A	29,549,069	2.8

	$354,650,950	33.6%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$237,066,421	22.2%
Health Care	149,735,878	14.0
Industrials	139,862,244	13.1
Communication Services	101,899,043	9.5
Energy	85,807,771	8.0
Information Technology	85,380,840	8.0
Consumer Discretionary	71,934,936	6.7
Real Estate	46,931,977	4.4
Consumer Staples	35,523,309	3.3
Materials	4,168,692	0.4
Short-Term Investments	111,583,333	10.4

Total Investments	$1,069,894,444	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–90.9%

FINANCIALS–22.5%
BANKS–6.9%
Citigroup, Inc.	442,860	$31,013,486
JPMorgan Chase & Co.	373,580	41,766,244

		72,779,730

CAPITAL MARKETS–3.3%
Goldman Sachs Group, Inc. (The)	41,840	8,560,464
Northern Trust Corp.	102,569	9,231,210
TD Ameritrade Holding Corp.(a)	336,610	16,803,571

		34,595,245

CONSUMER FINANCE–2.9%
Capital One Financial Corp.	337,866	30,657,961

DIVERSIFIED FINANCIAL SERVICES–3.4%
Berkshire Hathaway, Inc.–Class B(b)	168,222	35,859,884

INSURANCE–6.0%
Aflac, Inc.	110,730	6,069,111
Allstate Corp. (The)	214,090	21,770,812
Fidelity National Financial, Inc.	378,140	15,239,042
Reinsurance Group of America, Inc.–Class A	128,787	20,094,636

		63,173,601

		237,066,421

HEALTH CARE–14.2%
BIOTECHNOLOGY–3.9%
Amgen, Inc.	35,300	6,505,084
Biogen, Inc.(b)	40,615	9,498,630
Celgene Corp.(b)	95,200	8,800,288
Gilead Sciences, Inc.	241,283	16,301,079

		41,105,081

HEALTH CARE PROVIDERS & SERVICES–3.2%
AmerisourceBergen Corp.–Class A(a)	49,610	4,229,749
Anthem, Inc.(a)	61,570	17,375,670
Cigna Corp.(b)	78,541	12,374,134

		33,979,553

PHARMACEUTICALS–7.1%
Bristol-Myers Squibb Co.(a)	117,810	5,342,684
Pfizer, Inc.	831,626	36,026,038
Roche Holding AG (Sponsored ADR)	948,220	33,282,522

		74,651,244

		149,735,878

INDUSTRIALS–13.3%
AEROSPACE & DEFENSE–4.2%
Curtiss-Wright Corp.	62,210	$7,908,757
Hexcel Corp.	86,870	7,026,046
Raytheon Co.	168,831	29,356,334

		44,291,137

AIRLINES–1.6%
Delta Air Lines, Inc.	170,330	9,666,228
Southwest Airlines Co.	142,230	7,222,439

		16,888,667

CONSTRUCTION & ENGINEERING–0.8%
EMCOR Group, Inc.	100,790	8,879,599

ELECTRICAL EQUIPMENT–0.8%
Acuity Brands, Inc.(a)	28,750	3,964,912
Hubbell, Inc.	31,730	4,137,592

		8,102,504

MACHINERY–3.2%
Altra Industrial Motion Corp.	355,370	12,750,676
Crane Co.	153,580	12,814,715
PACCAR, Inc.	59,630	4,273,086
Parker-Hannifin Corp.	23,720	4,032,637

		33,871,114

PROFESSIONAL SERVICES–0.4%
Robert Half International, Inc.	66,650	3,799,717

ROAD & RAIL–2.3%
Kansas City Southern	68,130	8,299,597
Knight-Swift Transportation Holdings, Inc.(a)	161,030	5,288,225
Norfolk Southern Corp.	22,890	4,562,664
Saia, Inc.(b)	90,908	5,879,020

		24,029,506

		139,862,244

COMMUNICATION SERVICES–9.7%
DIVERSIFIED TELECOMMUNICATION SERVICES–4.6%
Verizon Communications, Inc.	838,610	47,909,789

ENTERTAINMENT–0.8%
Walt Disney Co. (The)	59,200	8,266,688

MEDIA–4.3%
Comcast Corp.–Class A	698,890	29,549,069
Discovery, Inc.–Class A(a)(b)	526,824	16,173,497

		45,722,566

		101,899,043

3

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–8.1%
ENERGY EQUIPMENT & SERVICES–0.4%
Dril-Quip, Inc.(a)(b)	88,280	$4,237,440

OIL, GAS & CONSUMABLE FUELS–7.7%
Chevron Corp.	49,380	6,144,847
ConocoPhillips	382,980	23,361,780
Exxon Mobil Corp.(a)	182,830	14,010,263
Occidental Petroleum Corp.(a)	99,260	4,990,793
Phillips 66	353,460	33,062,648

		81,570,331

		85,807,771

INFORMATION TECHNOLOGY–8.1%
COMMUNICATIONS EQUIPMENT–4.0%
Cisco Systems, Inc.	462,400	25,307,152
F5 Networks, Inc.(b)	118,860	17,309,582

		42,616,734

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.1%
Dolby Laboratories, Inc.–Class A	262,865	16,981,079
FLIR Systems, Inc.	76,240	4,124,584
Keysight Technologies, Inc.(b)	70,570	6,337,892
Littelfuse, Inc.	28,460	5,034,858

		32,478,413

IT SERVICES–1.0%
Akamai Technologies, Inc.(b)	49,750	3,986,965
Leidos Holdings, Inc.	78,882	6,298,728

		10,285,693

		85,380,840

CONSUMER DISCRETIONARY–6.8%
AUTO COMPONENTS–0.6%
BorgWarner, Inc.	92,840	3,897,423
Gentex Corp.	117,510	2,891,921

		6,789,344

HOUSEHOLD DURABLES–1.5%
DR Horton, Inc.(a)	204,600	8,824,398
Garmin Ltd.	91,110	7,270,578

		16,094,976

INTERNET & DIRECT MARKETING RETAIL–1.5%
Expedia Group, Inc.	118,020	15,700,200

SPECIALTY RETAIL–2.6%
Advance Auto Parts, Inc.	82,130	12,659,518
Murphy USA, Inc.(a)(b)	172,290	14,477,529

		27,137,047

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Tapestry, Inc.	195,820	$6,213,369

		71,934,936

REAL ESTATE–4.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–2.1%
Mid-America Apartment Communities, Inc.	56,720	6,679,347
Regency Centers Corp.(a)	230,490	15,382,903

		22,062,250

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.3%
CBRE Group, Inc.–Class A(b)	484,790	24,869,727

		46,931,977

CONSUMER STAPLES–3.4%
FOOD & STAPLES RETAILING–3.4%
Walmart, Inc.(a)	321,507	35,523,309

MATERIALS–0.4%
CHEMICALS–0.4%
LyondellBasell Industries NV–Class A	48,400	4,168,692

Total Common Stocks (cost $844,426,662)		958,311,111

SHORT-TERM INVESTMENTS–10.6%
INVESTMENT COMPANIES–10.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(c)(d)(e) (cost $111,583,333)	111,583,333	111,583,333

TOTAL INVESTMENTS–101.5% (cost $956,009,995)		1,069,894,444
Other assets less liabilities–(1.5)%		(15,322,496)

NET ASSETS–100.0%		$1,054,571,948

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $844,426,662)	$958,311,111	(a)
Affiliated issuers (cost $111,583,333)	111,583,333
Unaffiliated dividends receivable	527,425
Affiliated dividends receivable	187,242
Receivable for capital stock sold	114,126
Other assets	14,816

Total assets	1,070,738,053

LIABILITIES
Payable for investment securities purchased	14,808,660
Payable for capital stock redeemed	517,269
Advisory fee payable	431,178
Distribution fee payable	171,816
Administrative fee payable	34,397
Directors’ fees payable	6,504
Transfer Agent fee payable	58
Accrued expenses and other liabilities	196,223

Total liabilities	16,166,105

NET ASSETS	$1,054,571,948

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,747
Additional paid-in capital	798,208,645
Distributable earnings	256,329,556

	$1,054,571,948

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$147,290,408	4,644,364	$31.71

B	$907,281,540	29,102,689	$31.18

(a)	Includes securities on loan with a value of $60,948,831 (see Note E).

See notes to financial statements.

5

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,961)	$8,760,362
Affiliated issuers	1,356,436
Interest	608

10,117,406

EXPENSES
Advisory fee (see Note B)	2,728,221
Distribution fee—Class B	1,062,970
Transfer agency—Class A	604
Transfer agency—Class B	3,621
Custodian	83,097
Printing	40,404
Administrative	35,132
Legal	31,670
Audit and tax	21,581
Directors’ fees	12,066
Miscellaneous	25,311

Total expenses	4,044,677
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(56,588)

Net expenses	3,988,089

Net investment income	6,129,317

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	17,213,753
Net change in unrealized appreciation/depreciation of investments	103,309,230

Net gain on investment transactions	120,522,983

NET INCREASE IN NET ASSETS FROM OPERATIONS	$126,652,300

See notes to financial statements.

6

GROWTH & INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,129,317		$10,908,094
Net realized gain on investment transactions	17,213,753		111,242,634
Net change in unrealized appreciation/depreciation of investments	103,309,230		(176,425,722)

Net increase (decrease) in net assets from operations	126,652,300		(54,274,994)
Distributions to Shareholders
Class A	–0	–	(18,264,930)
Class B	–0	–	(104,977,978)
CAPITAL STOCK TRANSACTIONS
Net increase	21,827,198		17,496,207

Total increase (decrease)	148,479,498		(160,021,695)
NET ASSETS
Beginning of period	906,092,450		1,066,114,145

End of period	$1,054,571,948		$906,092,450

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Growth & Income Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Value Portfolio (the “Acquired Portfolio”), a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

8

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$958,311,111		$–0	–	$–0	–	$958,311,111
Short-Term Investments	111,583,333		–0	–	–0	–	111,583,333

Total Investments in Securities	1,069,894,444		–0	–	–0	–	1,069,894,444
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$1,069,894,444		$–0	–	$–0	–	$1,069,894,444

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

9

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common

10

AB Variable Products Series Fund

stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,132.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $55,582.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$64,547	$224,886	$177,850	$111,583	$1,307
Government Money Market Portfolio*	0	52,278	52,278	0	49

Total				$111,583	$1,356

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $165,356, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments,

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$369,481,845		$372,723,207
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$126,051,207
Gross unrealized depreciation	(12,166,758)

Net unrealized appreciation	$113,884,449

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for

12

AB Variable Products Series Fund

certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$60,948,831	$0	$61,017,134	$0	$48,693	$1,006

*	As of June 30, 2019.

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GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018		Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	304,255		577,389		$9,259,562		$18,280,433
Shares issued in reinvestment of dividends and distributions	–0	–	587,297		–0	–	18,264,931
Shares issued in connection with the Reorganization	34,530		–0	–	1,088,086		–0	–
Shares redeemed	(489,557)		(1,146,686)		(14,825,709)		(36,663,199)

Net increase (decrease)	(150,772)		18,000		$(4,478,061)		$(117,835)

Class B
Shares sold	994,686		1,754,622		$29,715,891		$54,964,533
Shares issued in reinvestment of dividends and distributions	–0	–	3,426,174		–0	–	104,977,978
Share issued in connection with the Reorganization	1,788,938		–0	–	55,438,527		–0	–
Shares redeemed	(1,953,317)		(4,484,525)		(58,849,159)		(142,328,469)

Net increase	830,307		696,271		$26,305,259		$17,614,042

At June 30, 2019, certain shareholders of the Portfolio owned 58% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

14

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$37,164,764	$21,981,056
Net long-term capital gains	86,078,144	83,069,911

Total taxable distributions paid	$123,242,908	$105,050,967

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$32,356,686
Undistributed capital gains	90,755,752
Unrealized appreciation/(depreciation)	5,482,432	(a)

Total accumulated earnings/(deficit)	$128,594,870

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Merger and Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	3,830,499	–0	–	$56,526,613	+	$–0	–
The Portfolio	32,453,079	34,276,547		$1,008,129,745	++	$1,064,656,358

+	Includes distributions in excess of net investment income of $9,338, accumulated realized gain on investments of $4,555,184 and unrealized appreciation on investments of $1,082,388, with a fair value of $49,044,206 and identified cost of $47,961,818.

++	Includes undistributed net investment income of $15,078,001, accumulated realized gain on investments of $114,156,821 and unrealized appreciation on investments of $119,935,920, with a fair value of $1,011,419,058 and identified cost of $891,483,138.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the six months ended June 30, 2019, are as follows:

Net investment income	$6,249,900
Net realized and unrealized gain on investments	127,100,702

Net increase in net assets resulting from operations	$133,350,602

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE K: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE L: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GROWTH & INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$27.78		$33.35		$31.21		$30.12		$30.04		$27.80

Income From Investment Operations
Net investment income (a)	.22	(b)	.41	(b)	.31	(b)	.43	(b)†	.37		.40
Net realized and unrealized gain (loss) on investment transactions	3.71		(1.84)		5.21		2.84		.14		2.23
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	3.93		(1.43)		5.52		3.27		.51		2.63

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.34)		(.49)		(.32)		(.43)		(.39)
Distributions from net realized gain on investment transactions	–0	–	(3.80)		(2.89)		(1.86)		–0	–	–0	–

Total dividends and distributions	–0	–	(4.14)		(3.38)		(2.18)		(.43)		(.39)

Net asset value, end of period	$31.71		$27.78		$33.35		$31.21		$30.12		$30.04

Total Return
Total investment return based on net asset value (d)*	14.15%		(5.61)%		18.93%		11.30	%†	1.70%		9.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$147,290		$133,188		$159,324		$155,924		$150,801		$168,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.59	%^	.59%		.60%		.61%		.60%		.60%
Expenses, before waivers/reimbursements (e)‡	.60	%^	.60%		.60%		.61%		.60%		.60%
Net investment income	1.45	%(b)^	1.28	%(b)	.97	%(b)	1.46	%(b)†	1.21%		1.39%
Portfolio turnover rate	41%		96%		85%		101%		73%		51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		0%		0%		0%		0%

See footnote summary on page 19.

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GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015		2014
Net asset value, beginning of period	$27.34		$32.88		$30.82		$29.78		$29.71		$27.49

Income From Investment Operations
Net investment income (a)	.18	(b)	.33	(b)	.23	(b)	.36	(b)†	.29		.32
Net realized and unrealized gain (loss) on investment transactions	3.66		(1.81)		5.14		2.79		.14		2.22
Contributions from Affiliates	–0	–	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	3.84		(1.48)		5.37		3.15		.43		2.54

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.26)		(.42)		(.25)		(.36)		(.32)
Distributions from net realized gain on investment transactions	–0	–	(3.80)		(2.89)		(1.86)		–0	–	–0	–

Total dividends and distributions	–0	–	(4.06)		(3.31)		(2.11)		(.36)		(.32)

Net asset value, end of period	$31.18		$27.34		$32.88		$30.82		$29.78		$29.71

Total Return
Total investment return based on net asset value (d)*	14.04%		(5.84)%		18.59%		11.07	%†	1.43%		9.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$907,282		$772,904		$906,790		$886,666		$646,424		$701,442
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.84	%^	.84%		.85%		.86%		.85%		.85%
Expenses, before waivers/reimbursements (e)‡	.85	%^	.85%		.85%		.86%		.85%		.85%
Net investment income	1.20	%(b)^	1.03	%(b)	.72	%(b)	1.21	%(b)†	.96%		1.14%
Portfolio turnover rate	41%		96%		85%		101%		73%		51%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		0%		0%		0%		0%

See footnote summary on page 19.

18

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended June 30, 2019 and the year ended December 31, 2018, such waiver amounted to .01% (annualized) and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2019 and years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .13%, .02%, .68%, .03%, .14% and .11%, respectively.

Includes the impact of a reimbursement from the Adviser as a result of an error made by the Adviser in processing a claim for class action settlement, which enhanced the Portfolio’s performance for the year ended December 31, 2017 by .01%.

^	Annualized.

See notes to financial statements.

19

GROWTH & INCOME PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Growth and Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

20

AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

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GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

22

AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Growth and Income Portfolio (the “Fund”) at a meeting held on May 7-9, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the

23

GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

24

AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

25

VPS-GI-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERMEDIATE BOND PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,059.70	$6.23	1.22%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.74	$6.11	1.22%

Class B
Actual	$1,000	$1,058.40	$7.50	1.47%
Hypothetical (5% annual return before expenses)	$1,000	$1,017.50	$7.35	1.47%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERMEDIATE BOND PORTFOLIO
TOP TEN SECTORS (including derivatives)[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Interest Rate Swaps[2]	27.1%
Corporates—Investment Grade[3]	25.0
Mortgage Pass-Throughs	17.3
Commercial Mortgage-Backed Securities[3]	14.2
Governments—Treasuries	14.1
Interest Rate Futures	10.1
Collateralized Mortgage Obligations	8.7
Inflation-Linked Securities	7.7
Asset-Backed Securities	7.0
Agencies	3.6

SECTOR BREAKDOWN (excluding derivatives)4

June 30, 2019 (unaudited)

Corporates—Investment Grade	26.2%
Mortgage Pass-Throughs	16.9
Commercial Mortgage-Backed Securities	11.8
Governments—Treasuries	11.7
Collateralized Mortgage Obligations	8.6
Inflation-Linked Securities	7.6
Asset-Backed Securities	6.9
Agencies	3.5
Corporates—Non-Investment Grade	2.3
Local Governments—US Municipal Bonds	0.7
Preferred Stocks	0.2
Emerging Markets—Corporate Bonds	0.1
Quasi-Sovereigns	0.1
Short-Term Investments	3.4

1	All data are as of June 30, 2019. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

3	Includes Credit Default Swaps.

4	All data are as of June 30, 2019. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–26.7%
FINANCIAL INSTITUTIONS–13.4%
BANKING–12.2%
American Express Co. Series C 4.90%, 12/29/49(a)	U.S.$	15	$14,880
Banco Santander SA 3.25%, 4/04/26(b)	EUR	100	128,358
3.50%, 4/11/22	U.S.$	200	205,184
Bank of America Corp. Series DD 6.30%, 12/29/49(a)		27	30,081
Series L 3.95%, 4/21/25		360	377,554
Series V 5.797% (LIBOR 3 Month + 3.39%), 12/29/49(a)(c)		90	89,745
Series Z 6.50%, 10/29/49(a)		41	45,319
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(b)		200	200,984
Barclays Bank PLC 6.86%, 9/29/49(a)(b)		29	33,213
BB&T Corp. 2.625%, 6/29/20		45	45,133
BNP Paribas SA 4.705%, 1/10/25(b)		225	241,326
Capital One Financial Corp. 3.30%, 10/30/24		135	138,455
Citigroup, Inc. 3.875%, 3/26/25		165	172,069
Commonwealth Bank of Australia 2.25%, 3/10/20(b)		52	51,988
Compass Bank 5.50%, 4/01/20		250	255,265
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	266,115
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		265	275,629
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		118	117,768
3.75%, 5/22/25		53	55,444
3.85%, 7/08/24		100	104,958
Series D 6.00%, 6/15/20		195	201,433
HSBC Holdings PLC 4.25%, 8/18/25		203	213,477
ING Groep NV 3.55%, 4/09/24		200	206,676
JPMorgan Chase & Co. 3.22%, 3/01/25		140	143,795
3.54%, 5/01/28		105	109,272

Series Z 5.30%, 12/29/49(a)	U.S.$	22	$22,246
Lloyds Banking Group PLC 4.45%, 5/08/25		200	212,728
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		250	251,277
Morgan Stanley 3.737%, 4/24/24		75	78,199
5.00%, 11/24/25		60	66,445
Series G 4.35%, 9/08/26		186	199,418
MUFG Bank Ltd. 2.30%, 3/05/20(b)		200	199,818
PNC Bank NA 2.60%, 7/21/20		250	250,682
Santander Holdings USA, Inc. 4.40%, 7/13/27		140	146,226
UBS Group Funding Switzerland AG 4.125%, 9/24/25(b)		200	214,000
US Bancorp Series J 5.30%, 12/31/99(a)		63	65,747
Wells Fargo & Co. 3.069%, 1/24/23		113	114,811
3.75%, 1/24/24		110	115,644

			5,661,362

FINANCE–0.3%
Synchrony Financial 4.50%, 7/23/25		147	154,309

INSURANCE–0.5%
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		31	31,681
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		35	56,448
New York Life Global Funding 1.95%, 2/11/20(b)		129	128,688
Voya Financial, Inc. 5.65%, 5/15/53		31	32,189

			249,006

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		6	6,146
Welltower, Inc. 4.00%, 6/01/25		146	154,583

			160,729

			6,225,406

INDUSTRIAL–12.5%
BASIC–0.7%
DuPont de Nemours, Inc. 4.205%, 11/15/23		65	69,603
4.493%, 11/15/25		65	71,940

3

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Eastman Chemical Co. 3.80%, 3/15/25	U.S.$	50	$52,277
Glencore Funding LLC 4.125%, 5/30/23(b)		58	60,131
Vale Overseas Ltd. 6.25%, 8/10/26		58	65,739

			319,690

CAPITAL GOODS–0.6%
Embraer Netherlands Finance BV 5.40%, 2/01/27		85	94,266
General Electric Co. 4.50%, 3/11/44		65	63,320
United Technologies Corp. 3.95%, 8/16/25		90	96,959

			254,545

COMMUNICATIONS– MEDIA–1.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		135	146,499
5.05%, 3/30/29		90	99,294
Comcast Corp. 4.15%, 10/15/28		95	104,664
Cox Communications, Inc. 2.95%, 6/30/23(b)		51	51,411
Time Warner Cable LLC 4.125%, 2/15/21		111	113,211

			515,079

COMMUNICATIONS– TELECOMMUNICATIONS–1.5%
AT&T, Inc. 3.40%, 5/15/25		310	318,494
4.125%, 2/17/26		147	156,701
Verizon Communications, Inc. 4.862%, 8/21/46		75	87,304
Vodafone Group PLC 3.75%, 1/16/24		40	41,819
4.125%, 5/30/25		88	93,701

			698,019

CONSUMER CYCLICAL– AUTOMOTIVE–0.4%
General Motors Financial Co., Inc. 4.00%, 1/15/25		23	23,343
4.30%, 7/13/25		30	30,898
5.10%, 1/17/24		109	116,546

			170,787

CONSUMER NON-CYCLICAL–2.3%
AmerisourceBergen Corp. 4.30%, 12/15/47		50	48,495

Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49	U.S.$	45	$55,020
Becton Dickinson and Co. 3.734%, 12/15/24		40	41,917
Biogen, Inc. 4.05%, 9/15/25		144	154,423
Cigna Corp. 3.75%, 7/15/23(b)		37	38,505
4.125%, 11/15/25(b)		45	47,869
4.375%, 10/15/28(b)		58	62,588
CVS Health Corp. 4.10%, 3/25/25		60	63,293
4.30%, 3/25/28		60	63,284
Reynolds American, Inc. 6.875%, 5/01/20		50	51,710
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(b)		200	213,840
Tyson Foods, Inc. 2.65%, 8/15/19		39	38,999
3.95%, 8/15/24		48	50,931
4.00%, 3/01/26		12	12,773
4.35%, 3/01/29		13	14,210
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		51	51,068
Zoetis, Inc. 3.45%, 11/13/20		45	45,602

			1,054,527

ENERGY–4.0%
Antero Resources Corp. 5.125%, 12/01/22		16	15,361
Cenovus Energy, Inc. 3.00%, 8/15/22		12	12,046
5.70%, 10/15/19		14	13,945
Devon Energy Corp. 5.00%, 6/15/45		30	34,425
Encana Corp. 3.90%, 11/15/21		45	46,110
Energy Transfer Operating LP 4.75%, 1/15/26		175	187,593
Enterprise Products Operating LLC 3.70%, 2/15/26		161	170,200
5.20%, 9/01/20		55	56,754
Hess Corp. 4.30%, 4/01/27		109	113,005
Kinder Morgan, Inc./DE 3.15%, 1/15/23		150	152,563
Marathon Oil Corp. 3.85%, 6/01/25		19	19,695
6.80%, 3/15/32		100	124,931
Noble Energy, Inc. 3.85%, 1/15/28		30	30,593
3.90%, 11/15/24		107	111,587
4.15%, 12/15/21		40	41,271
ONEOK, Inc. 4.35%, 3/15/29		57	60,924

4

AB Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	U.S.$		137	$139,639
Sabine Pass Liquefaction LLC 5.00%, 3/15/27			80	87,751
5.625%, 3/01/25			161	180,214
TransCanada PipeLines Ltd. 9.875%, 1/01/21			108	119,436
Western Midstream Operating LP 4.50%, 3/01/28			30	29,905
4.75%, 8/15/28			20	20,327
Williams Cos., Inc. (The) 4.125%, 11/15/20			97	98,703

				1,866,978

SERVICES–0.6%
Expedia Group, Inc. 3.80%, 2/15/28			94	95,655
S&P Global, Inc. 4.40%, 2/15/26			127	140,190
Total System Services, Inc. 4.00%, 6/01/23			43	44,991

				280,836

TECHNOLOGY–1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24			28	28,252
3.875%, 1/15/27			62	60,741
Broadcom, Inc. 3.625%, 10/15/24(b)			35	35,183
4.25%, 4/15/26(b)			35	35,517
Dell International LLC/EMC Corp. 6.02%, 6/15/26(b)			78	85,894
KLA-Tencor Corp. 4.65%, 11/01/24			134	146,723
Lam Research Corp. 2.80%, 6/15/21			39	39,301
Seagate HDD Cayman 4.75%, 1/01/25			75	75,649
Western Digital Corp. 4.75%, 2/15/26			98	96,239

				603,499

				5,763,960

UTILITY–0.8%
ELECTRIC–0.8%
Enel Chile SA 4.875%, 6/12/28			68	74,290
Exelon Generation Co. LLC 2.95%, 1/15/20			81	81,109
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(b)			200	216,378

				371,777

Total Corporates–Investment Grade (cost $11,790,610)				12,361,143

MORTGAGE PASS-THROUGHS–17.2%
AGENCY FIXED RATE 15-YEAR–2.3%
Federal National Mortgage Association Series 2016 2.50%, 7/01/31–1/01/32		U.S.$	1,061	$1,070,116

AGENCY FIXED RATE 30-YEAR–14.9%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35			67	75,129
Series 2007 5.50%, 7/01/35			20	22,021
Series 2016 4.00%, 2/01/46			205	216,454
Series 2017 4.00%, 7/01/44			165	174,048
Series 2018
4.00%, 11/01/48–12/01/48			213	223,362
4.50%, 10/01/48–11/01/48			417	443,932
5.00%, 11/01/48			109	117,730
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33			62	68,561
Series 2004 5.50%, 4/01/34–11/01/34			55	61,611
Series 2005 5.50%, 2/01/35			65	72,145
Series 2010 4.00%, 12/01/40			99	104,044
Series 2013 4.00%, 10/01/43			386	407,747
Series 2017 3.50%, 9/01/47			330	339,497
Series 2018 3.50%, 2/01/48–5/01/48			2,947	3,048,120
4.00%, 8/01/48–12/01/48			467	490,473
4.50%, 9/01/48			375	399,258
Series 2019 4.00%, 6/01/49			230	241,790
4.00%, 7/01/49, TBA			155	160,195
Government National Mortgage Association Series 1994 9.00%, 9/15/24			1	992
Series 2016 3.00%, 4/20/46			238	243,650

				6,910,759

Total Mortgage Pass-Throughs (cost $7,762,184)				7,980,875

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–12.0%
NON-AGENCY FIXED RATE CMBS–9.7%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50	U.S.$	155	$163,898
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		115	118,908
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 1.00%, 3/13/35(b)		260	270,948
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 2/10/48		144	148,714
Series 2015-GC35, Class A4 3.818%, 11/10/48		55	59,020
Series 2016-C1, Class A4 3.209%, 5/10/49		192	199,296
Series 2016-GC36, Class A5 3.616%, 2/10/49		65	69,073
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		55	54,850
Series 2014-UBS3, Class A4 3.819%, 6/10/47		130	138,166
Series 2014-UBS5, Class A4 3.838%, 9/10/47		130	138,581
Series 2015-CR24, Class A5 3.696%, 8/10/48		65	69,280
Series 2015-DC1, Class A5 3.35%, 2/10/48		80	83,241
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		100	104,617
Series 2015-C3, Class A4 3.718%, 8/15/48		117	123,308
Series 2015-C4, Class A4 3.808%, 11/15/48		215	229,311
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		218	217,412
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)		136	139,563

Series 2015-GC28, Class A5 3.396%, 2/10/48	U.S.$	95	$99,435
Series 2018-GS9, Class A4 3.992%, 3/10/51		75	81,933
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class D 5.32%, 5/15/45(d)		110	111,533
Series 2012-C6, Class E 5.32%, 5/15/45(b)(d)		132	125,172
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		100	105,780
Series 2014-C22, Class XA 1.01%, 9/15/47(e)		2,723	97,242
Series 2015-C30, Class A5 3.822%, 7/15/48		65	69,468
Series 2015-C31, Class A3 3.801%, 8/15/48		195	208,729
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(d)		25	17,498
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 3/10/49(b)		159	159,113
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/49		100	106,125
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 1.00%, 5/15/51		125	139,560
Series 2018-C8, Class A4 3.983%, 2/15/51		100	109,041
Series 2018-C9, Class A4 4.117%, 3/15/51		125	137,555
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		112	114,057
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class XA 2.125%, 7/15/48(e)		967	101,613
Series 2016-LC25, Class C 4.567%, 12/15/59(d)		85	88,483
Series 2016-NXS6, Class C 4.456%, 11/15/49(d)		100	105,674
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.346%, 3/15/45(b)(e)		1,283	46,589

6

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2014-C19, Class A5 4.101%, 3/15/47	U.S.$	130	$139,458

			4,492,244

NON-AGENCY FLOATING RATE CMBS–2.3%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.394% (LIBOR 1 Month + 1.00%), 5/15/35(b)(c)		100	100,063
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 3.344% (LIBOR 1 Month + 0.95%), 6/15/35(b)(c)		100	99,909
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.394% (LIBOR 1 Month + 1.00%), 11/15/33(b)(c)(d)		185	184,858
BHMS Series 2018-ATLS, Class A 3.644% (LIBOR 1 Month + 1.25%), 7/15/35(b)(c)		100	100,033
BX Trust Series 2018-EXCL, Class A 3.482% (LIBOR 1 Month + 1.09%), 9/15/37(b)(c)		86	85,905
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.42% (LIBOR 1 Month + 1.03%), 11/19/35(b)(c)		100	100,213
Great Wolf Trust Series 2017-WOLF, Class A 3.244% (LIBOR 1 Month + 0.85%), 9/15/34(b)(c)		93	93,001
GS Mortgage Securities Corp Trust Series 2019-BOCA, Class A 3.65% (LIBOR 1 Month + 1.20%), 6/15/38(b)(c)		115	115,075
Starwood Retail Property Trust Series 2014-STAR, Class A 3.614% (LIBOR 1 Month + 1.22%), 11/15/27(b)(c)		175	174,782

			1,053,839

Total Commercial Mortgage-Backed Securities (cost $5,470,720)			5,546,083

GOVERNMENTS– TREASURIES–11.9%
PERU–0.7%
Peru Government Bond 5.94%, 2/12/29(b)	PEN	1,048	$346,908

SPAIN–0.8%
Spain Government Bond 1.40%, 7/30/28(b)	EUR	300	374,169

UNITED STATES–10.4%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	133	125,643
2.50%, 2/15/45–5/15/46		363	361,015
3.00%, 11/15/45–2/15/49		1,873	2,050,026
3.125%, 5/15/48		137	153,740
3.375%, 11/15/48		871	1,025,212
4.50%, 2/15/36		189	249,303
U.S. Treasury Notes 2.25%, 4/30/24		255	260,777
2.375%, 5/15/29		66	68,207
2.625%, 2/15/29		484	510,469

			4,804,392

Total Governments–Treasuries (cost $5,375,595)			5,525,469

COLLATERALIZED MORTGAGE OBLIGATIONS–8.7%
RISK SHARE FLOATING RATE–6.3%
Bellemeade Re Ltd. Series 2017-1, Class M1 4.104% (LIBOR 1 Month + 1.70%), 10/25/27(b)(c)		80	80,791
Series 2018-2A, Class M1B 3.754% (LIBOR 1 Month + 1.35%), 8/25/28(b)(c)		150	150,317
Series 2018-3A, Class M1B 4.254% (LIBOR 1 Month + 1.85%), 10/25/27(b)(c)		150	150,225
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.804% (LIBOR 1 Month + 2.40%), 4/25/31(b)(c)		53	53,841
Series 2019-R02, Class 1M2 4.704% (LIBOR 1 Month + 2.30%), 8/25/31(b)(c)		70	70,683
Series 2019-R03, Class 1M2 4.554% (LIBOR 1 Month + 2.15%), 9/25/31(b)(c)		110	110,606
Eagle RE Ltd. Series 2018-1, Class M1 4.104% (LIBOR 1 Month + 1.70%), 11/25/28(b)(c)		150	150,000

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2019-HQA1, Class M2 4.754% (LIBOR 1 Month + 2.35%), 2/25/49(b)(c)	U.S.$	90	$90,997
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2 5.054% (LIBOR 1 Month + 2.65%), 3/25/28(c)		54	54,875
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.404% (LIBOR 1 Month + 3.00%), 7/25/24(c)		41	43,342
Series 2014-C04, Class 2M2 7.404% (LIBOR 1 Month + 5.00%), 11/25/24(c)		38	41,501
Series 2015-C01, Class 1M2 6.704% (LIBOR 1 Month + 4.30%), 2/25/25(c)		55	58,903
Series 2015-C01, Class 2M2 6.954% (LIBOR 1 Month + 4.55%), 2/25/25(c)		42	43,982
Series 2015-C02, Class 1M2 6.404% (LIBOR 1 Month + 4.00%), 5/25/25(c)		70	74,108
Series 2015-C02, Class 2M2 6.404% (LIBOR 1 Month + 4.00%), 5/25/25(c)		71	74,637
Series 2015-C03, Class 1M2 7.404% (LIBOR 1 Month + 5.00%), 7/25/25(c)		86	94,415
Series 2015-C03, Class 2M2 7.404% (LIBOR 1 Month + 5.00%), 7/25/25(c)		66	70,074
Series 2015-C04, Class 1M2 8.104% (LIBOR 1 Month + 5.70%), 4/25/28(c)		108	119,380
Series 2015-C04, Class 2M2 7.954% (LIBOR 1 Month + 5.55%), 4/25/28(c)		92	100,353
Series 2016-C01, Class 1M2 9.154% (LIBOR 1 Month + 6.75%), 8/25/28(c)		150	169,660

Series 2016-C01, Class 2M2 9.354% (LIBOR 1 Month + 6.95%), 8/25/28(c)	U.S.$	77	$87,223
Series 2016-C02, Class 1M2 8.404% (LIBOR 1 Month + 6.00%), 9/25/28(c)		123	136,252
Series 2016-C03, Class 2M2 8.304% (LIBOR 1 Month + 5.90%), 10/25/28(c)		156	171,244
Series 2016-C05, Class 2M2 6.854% (LIBOR 1 Month + 4.45%), 1/25/29(c)		104	111,263
Series 2017-C04, Class 2M2 5.254% (LIBOR 1 Month + 2.85%), 11/25/29(c)		45	46,366
Series 2019-R04, Class 2M2 4.504% (LIBOR 1 Month + 2.10%), 6/25/39(b)(c)		115	115,302
Home Re Ltd. Series 2018-1, Class M1 4.03% (LIBOR 1 Month + 1.60%), 10/25/28(b)(c)		150	149,959
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.429% (LIBOR 1 Month + 2.00%), 3/27/24(c)(f)		98	98,399
Series 2019-2R, Class A 5.162% (LIBOR 1 Month + 2.75%), 5/27/23(c)(f)		115	114,809
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.654% (LIBOR 1 Month + 5.25%), 11/25/25(c)(f)		41	45,698
Series 2015-WF1, Class 2M2 7.904% (LIBOR 1 Month + 5.50%), 11/25/25(c)(f)		20	22,565

			2,901,770

AGENCY FLOATING RATE–1.3%
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.136% (6.54%–LIBOR 1 Month), 12/25/41(c)(g)		150	31,614
Series 2012-70, Class SA 4.146% (6.55%–LIBOR 1 Month), 7/25/42(c)(g)		275	61,911
Series 2015-90, Class SL 3.746% (6.15%–LIBOR 1 Month), 12/25/45(c)(g)		297	58,764

8

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2016-77, Class DS 3.51% (6.00%–LIBOR 1 Month), 10/25/46(c)(g)	U.S.$	300	$54,581
Series 2017-16, Class SG 3.646% (6.05%–LIBOR 1 Month), 3/25/47(c)(g)		304	56,923
Series 2017-26, Class TS 3.46% (5.95%–LIBOR 1 Month), 4/25/47(c)(g)		285	56,697
Series 2017-62, Class AS 3.746% (6.15%–LIBOR 1 Month), 8/25/47(c)(g)		302	54,004
Series 2017-81, Class SA 3.796% (6.20%–LIBOR 1 Month), 10/25/47(c)(g)		295	58,897
Series 2017-97, Class LS 3.796% (6.20%–LIBOR 1 Month), 12/25/47(c)(g)		299	65,227
Government National Mortgage Association Series 2017-134, Class SE 3.817% (6.20%–LIBOR 1 Month), 9/20/47(c)(g)		257	42,167
Series 2017-65, Class ST 3.767% (6.15%–LIBOR 1 Month), 4/20/47(c)(g)		284	57,154

			597,939

NON-AGENCY FIXED RATE–0.8%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35		16	15,316
Series 2006-24CB, Class A16 5.75%, 8/01/36		64	52,788
Series 2006-28CB, Class A14 6.25%, 10/25/36		47	37,654
Series 2006-J1, Class 1A13 5.50%, 2/25/36		35	31,519
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37		22	16,729
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.457%, 5/25/35		32	32,772
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36		34	27,019
Series 2006-13, Class 1A19 6.25%, 9/25/36		17	13,167

First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36	U.S.$	51	$40,452
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.303%, 7/25/36		110	97,471
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37		13	12,855

			377,742

NON-AGENCY FLOATING RATE–0.2%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.594% (LIBOR 1 Month + 0.19%), 12/25/36(c)		126	69,327
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.654% (LIBOR 1 Month + 0.25%), 3/25/35(c)		38	33,417

			102,744

AGENCY FIXED RATE–0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 3.318%, 5/28/35(d)		50	48,162

Total Collateralized Mortgage Obligations (cost $3,917,444)			4,028,357

INFLATION-LINKED SECURITIES–7.7%
JAPAN–1.2%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	60,633	586,561

UNITED STATES–6.5%
U.S. Treasury Inflation Index 0.125%, 4/15/21–7/15/26 (TIPS)	U.S.$	2,248	2,235,056
0.375%, 7/15/25 (TIPS)		658	665,177
0.75%, 7/15/28 (TIPS)		92	95,445

			2,995,678

Total Inflation-Linked Securities (cost $3,536,909)			3,582,239

ASSET-BACKED SECURITIES–7.0%
AUTOS–FIXED RATE–3.8%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(b)		100	101,046

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Series 2018-2A, Class A 4.00%, 3/20/25(b)	U.S.$	105	$111,035
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(b)		6	5,883
Exeter Automobile Receivables Trust Series 2016-3A, Class D 6.40%, 7/17/23(b)		100	103,354
Series 2017-1A, Class D 6.20%, 11/15/23(b)		100	105,344
Series 2017-3A, Class A 2.05%, 12/15/21(b)		18	18,104
Series 2017-3A, Class C 3.68%, 7/17/23(b)		60	61,032
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/22(b)		125	127,019
Series 2017-3, Class A 1.88%, 10/15/21(b)		20	20,426
Series 2018-3, Class B 3.59%, 12/16/24(b)		75	76,500
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(b)		257	256,814
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		198	197,623
Series 2017-1, Class A1 2.07%, 5/15/22		115	114,835
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(b)		115	115,633
Series 2017-1A, Class A 2.96%, 10/25/21(b)		125	125,631
Series 2019-1A, Class A 3.71%, 3/25/23(b)		100	102,690
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(b)		125	127,805

			1,770,774

OTHER ABS–FIXED RATE–2.2%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(b)(d)		21	20,493
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(b)(d)		73	73,272
Series 2018-P1, Class A 3.39%, 7/15/25(b)(d)		46	46,002
Marlette Funding Trust Series 2017-3A, Class A 2.36%, 12/15/24(b)(d)		7	6,752
Series 2017-3A, Class B 3.01%, 12/15/24(b)(d)		100	100,088
Series 2018-3A, Class A 3.20%, 9/15/28(b)(d)		59	59,091

Series 2018-4A, Class A 3.71%, 12/15/28(b)(d)	U.S.$	42	$42,862
Series 2019-3A, Class A 2.69%, 9/17/29(b)(d)		100	99,992
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(b)(d)		147	147,229
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(b)(d)		20	20,357
Series 2016-3, Class A 3.05%, 12/26/25(b)(d)		25	25,133
Series 2017-1, Class A 3.28%, 1/26/26(b)(d)		26	26,253
Series 2017-2, Class A 3.28%, 2/25/26(b)(d)		32	31,920
Series 2017-3, Class A 2.77%, 5/25/26(b)(d)		38	38,367
Series 2017-4, Class B 3.59%, 5/26/26(b)(d)		130	131,908
Series 2017-5, Class A2 2.78%, 9/25/26(b)(d)		110	110,254
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(b)(d)		24	23,932

			1,003,905

CREDIT CARDS–FIXED RATE–0.8%
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		110	109,915
Series 2018-A, Class A 3.07%, 12/16/24		130	131,393
Series 2018-B, Class M 3.81%, 7/15/25		70	71,880
Series 2019-B, Class M 3.04%, 4/15/26		80	79,998

			393,186

HOME EQUITY LOANS–FIXED RATE–0.1%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(d)		46	47,056

HOME EQUITY LOANS–FLOATING RATE–0.1%
ABFC Trust Series 2003-WF1, Class A2 3.529% (LIBOR 1 Month + 1.13%), 12/25/32(c)(d)		23	23,184

Total Asset-Backed Securities (cost $3,204,157)			3,238,105

10

AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

AGENCIES–3.6%
AGENCY DEBENTURES–3.6%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $1,611,087)	U.S.$	1,677	$1,641,548

CORPORATES–NON-INVESTMENT GRADE–2.4%
FINANCIAL INSTITUTIONS–1.2%
BANKING–1.0%
CIT Group, Inc. 5.25%, 3/07/25		56	61,400
Citigroup, Inc. 5.95%, 1/30/23(a)		55	56,868
Series O 5.875%, 3/27/20(a)		46	46,445
Series Q 5.95%, 8/15/20(a)		90	91,886
Goldman Sachs Group, Inc. (The) Series L 6.429% (LIBOR 3 Month + 3.88%), 7/29/19(a)(c)		17	17,008
Series M 5.375%, 5/10/20(a)		45	45,179
Series P 1.00%, 11/10/22(a)		31	29,740
Morgan Stanley Series J 5.55%, 7/15/20(a)		20	20,215
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		100	84,009

			452,750

FINANCE–0.2%
Navient Corp. 6.625%, 7/26/21		95	101,065

			553,815

INDUSTRIAL–1.1%
CAPITAL GOODS–0.1%
TransDigm, Inc. 6.25%, 3/15/26(b)		50	52,389

COMMUNICATIONS–MEDIA–0.1%
CSC Holdings LLC 6.75%, 11/15/21		30	32,138

CONSUMER CYCLICAL–AUTOMOTIVE–0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(b)		20	20,784

CONSUMER NON-CYCLICAL–0.4%
First Quality Finance Co., Inc. 4.625%, 5/15/21(b)	U.S.$	85	$84,962
Spectrum Brands, Inc. 5.75%, 7/15/25		69	71,695

			156,657

ENERGY–0.2%
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		69	70,606
Transocean Poseidon Ltd. 6.875%, 2/01/27(b)		33	34,903

			105,509

TECHNOLOGY–0.1%
CommScope, Inc. 5.50%, 3/01/24(b)		26	26,680
6.00%, 3/01/26(b)		30	30,759

			57,439

TRANSPORTATION–SERVICES–0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(b)		55	58,636

			483,552

UTILITY–0.1%
ELECTRIC–0.1%
AES Corp./VA 4.00%, 3/15/21		49	49,873

Total Corporates–Non-Investment Grade (cost $1,073,704)			1,087,240

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.7%
CALIFORNIA–0.7%
State of California Series 2010 7.625%, 3/01/40 (cost $202,988)		200	315,588

	Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
REITS–0.2%
Sovereign Real Estate Investment Trust 12.00%(b) (cost $87,659)		93	100,905

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS–CORPORATE BONDS–0.1%
UTILITY–0.1%
ELECTRIC–0.1%
Genneia SA 8.75%, 1/20/22(b)	U.S.$	35	$31,948
Terraform Global Operating LLC 6.125%, 3/01/26(f)		21	21,069

Total Emerging Markets–Corporate Bonds (cost $58,003)			53,017

QUASI-SOVEREIGNS–0.1%
QUASI-SOVEREIGN BONDS–0.1%
MEXICO–0.1%
Petroleos Mexicanos 6.75%, 9/21/47 (cost $43,835)		50	44,353

SHORT-TERM INVESTMENTS–3.5%
GOVERNMENTS– TREASURIES–2.2%
JAPAN–2.2%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $1,000,318)	JPY	110,000	1,020,266

INVESTMENT COMPANIES–1.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(h)(i)(j) (cost $600,401)		600,401	$600,401

Total Short-Term Investments (cost $1,600,719)			1,620,667

TOTAL INVESTMENTS–101.8% (cost $45,735,614)			47,125,589
Other assets less liabilities–(1.8)%			(850,414)

NET ASSETS–100.0%			$46,275,175

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	3	September 2019	$414,375	$1,808
U.S. T-Note 2 Yr (CBT) Futures	22	September 2019	4,733,953	23,424
U.S. T-Note 5 Yr (CBT) Futures	3	September 2019	354,470	348

Sold Contracts
10 Yr Mini Japan Government Bond Futures	5	September 2019	713,723	(1,690)
U.S. T-Note 10 Yr (CBT) Futures	1	September 2019	127,969	(1,392)

				$22,498

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	6,241	USD	89	7/16/19	$(1,157)
Barclays Bank PLC	USD	7	INR	508	7/16/19	179
Citibank, NA	USD	141	INR	9,930	7/16/19	2,581

12

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	178,647	USD	1,639	7/29/19	$(21,546)
Goldman Sachs Bank USA	INR	7,936	USD	113	7/16/19	(1,842)
HSBC Bank USA	USD	23	INR	1,620	7/16/19	417
HSBC Bank USA	USD	45	CNY	310	8/09/19	431
JPMorgan Chase Bank, NA	BRL	269	USD	70	7/02/19	154
JPMorgan Chase Bank, NA	USD	70	BRL	269	7/02/19	(142)
JPMorgan Chase Bank, NA	USD	70	BRL	269	8/02/19	(154)
Morgan Stanley & Co., Inc.	EUR	62	USD	70	7/10/19	(975)
Morgan Stanley & Co., Inc.	PEN	1,493	USD	449	7/12/19	(4,130)
Morgan Stanley & Co., Inc.	USD	94	PEN	313	7/12/19	441
Standard Chartered Bank	BRL	269	USD	70	7/02/19	142
Standard Chartered Bank	USD	70	BRL	269	7/02/19	(186)
Standard Chartered Bank	USD	143	INR	10,121	7/16/19	3,292
Standard Chartered Bank	USD	94	TWD	2,900	9/11/19	(224)
State Street Bank & Trust Co.	EUR	884	USD	994	7/10/19	(11,271)
State Street Bank & Trust Co.	USD	493	EUR	435	7/10/19	1,686
State Street Bank & Trust Co.	PLN	426	USD	111	7/11/19	(3,281)
State Street Bank & Trust Co.	USD	92	HUF	26,100	7/11/19	(230)
State Street Bank & Trust Co.	USD	321	PLN	1,218	7/11/19	5,069
State Street Bank & Trust Co.	CAD	267	USD	199	7/24/19	(5,426)
State Street Bank & Trust Co.	USD	96	CAD	127	7/24/19	1,762
State Street Bank & Trust Co.	USD	33	JPY	3,520	7/29/19	(202)
State Street Bank & Trust Co.	CNY	310	USD	45	8/09/19	(51)
State Street Bank & Trust Co.	GBP	81	USD	104	8/28/19	58
State Street Bank & Trust Co.	MXN	2,187	USD	109	8/29/19	(3,532)
State Street Bank & Trust Co.	USD	110	MXN	2,220	8/29/19	4,208
State Street Bank & Trust Co.	NZD	135	USD	89	9/09/19	(1,440)
State Street Bank & Trust Co.	USD	24	NOK	203	9/20/19	(54)

						$(35,423)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.55%	USD	760	$(16,452)	$(13,818)	$(2,634)

*	Termination date

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
NOK	44,100	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/ Annual	$(22,339)	$–0	–	$(22,339)
USD	810	3/05/21	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	(15,777)	–0	–	(15,777)
NOK	29,130	4/23/21	6 Month NIBOR	1.780%	Semi-Annual/ Annual	1,915	–0	–	1,915
CAD	1,780	5/22/21	3 Month CDOR	1.998%	Semi-Annual/ Semi-Annual	5,187	1		5,186
SEK	13,240	6/04/21	3 Month STIBOR	0.023%	Quarterly/Annual	3,087	–0	–	3,087
USD	319	6/04/21	2.033%	3 Month LIBOR	Semi-Annual/Quarterly	(1,156)	–0	–	(1,156)
SEK	24,630	6/07/21	3 Month STIBOR	-0.005%	Quarterly/Annual	4,132	–0	–	4,132
USD	780	9/10/23	3 Month LIBOR	2.896%	Quarterly/Semi-Annual	42,385	–0	–	42,385
NOK	4,780	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi-Annual	(25,533)	–0	–	(25,533)
GBP	285	3/01/29	1.515%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(16,827)	–0	–	(16,827)
GBP	125	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(7,170)	–0	–	(7,170)
JPY	19,000	1/08/49	0.673%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(15,195)	–0	–	(15,195)
JPY	19,000	1/08/49	6 Month LIBOR	0.673%	Semi-Annual/ Semi-Annual	15,193	13,652		1,541
USD	30	7/01/49	2.247%	3 Month LIBOR	Semi-Annual/Quarterly	(92)	–0	–	(92)

						$(32,190)	$13,653		$(45,843)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.33%	USD	3	$(31)	$37	$(68)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.62	USD	131	4,282	9,313	(5,031)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.62	USD	107	3,497	8,150	(4,653)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.62	USD	107	3,497	7,872	(4,375)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.62	USD	55	1,797	4,449	(2,652)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	330	(3,389)	4,039	(7,428)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	4	(41)	36	(77)

14

AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts (continued)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.33%	USD	408	$(4,190)	$4,224	$(8,414)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	122	(1,253)	1,252	(2,505)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	42	(432)	554	(986)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	46	(472)	602	(1,074)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	27	(278)	250	(528)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.62	USD	270	8,802	17,065	(8,263)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	99	(1,017)	1,261	(2,278)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.33	USD	50	(513)	637	(1,150)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	5	(500)	(651)	151
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	29	(2,900)	(3,155)	255
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	14	(1,401)	(1,707)	306
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	5	(499)	(814)	315
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	37	(3,700)	(4,283)	583
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	22	(2,199)	(2,822)	623
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	78	(7,799)	(8,497)	698
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	91	(9,098)	(9,862)	764
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	73	(7,299)	(8,101)	802
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	54	(5,399)	(6,251)	852
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	73	(7,298)	(8,263)	965
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	47	(4,704)	(5,731)	1,027
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	32	(3,199)	(4,291)	1,092
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	44	(4,400)	(5,645)	1,245
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	107	(10,698)	(12,112)	1,414
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	44	(4,399)	(5,830)	1,431
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	31	(3,097)	(4,812)	1,715
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	62	(6,199)	(7,954)	1,755
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	60	(5,999)	(8,237)	2,238
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	52	(5,195)	(7,836)	2,641
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	318	(31,814)	(13,154)	(18,660)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	350	(34,994)	(20,480)	(14,514)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	94	(9,398)	(6,148)	(3,250)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	28	(2,799)	(1,957)	(842)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	56	(5,594)	(8,400)	2,806
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.98	USD	135	213	(2,670)	2,883
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	132	(13,198)	(9,354)	(3,844)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	85	(8,498)	(7,069)	(1,429)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(464)	(336)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(948)	148
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	27	(2,699)	(3,121)	422
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	28	(2,799)	(3,238)	439
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	84	(8,399)	(9,150)	751
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	51	(5,099)	(6,498)	1,399

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts (continued)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.63%	USD	246	$(24,596)	$(12,164)	$(12,432)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	49	(4,899)	(4,281)	(618)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(738)	(62)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	4	(399)	(362)	(37)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	8	(800)	(799)	(1)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	16	(1,599)	(1,746)	147
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	4	(399)	(614)	215
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	14	(1,399)	(1,815)	416
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	57	(5,699)	(6,140)	441
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	41	(4,100)	(5,642)	1,542
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	28	(2,797)	(4,627)	1,830
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	34	(3,396)	(5,284)	1,888
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	39	(3,896)	(6,538)	2,642
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	92	(9,199)	(12,333)	3,134
JP Morgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	9	(899)	(1,161)	262
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	18	(1,799)	(2,252)	453
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	51	(5,108)	(6,324)	1,216
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.63	USD	35	(3,499)	(2,495)	(1,004)

						$(287,684)	$(225,079)	$(62,605)

*	Termination date

(a)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the aggregate market value of these securities amounted to $9,001,619 or 19.5% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2019.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	IO—Interest Only.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.66% of net assets as of June 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.429%, 3/27/24	3/21/19	$98,312	$98,399	0.21%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 5.162%, 5/27/23	6/07/19	114,621	114,809	0.25%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	21,000	21,069	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.654%, 11/25/25	9/28/15	40,527	45,698	0.1%

16

AB Variable Products Series Fund

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.904%, 11/25/25	9/28/15	$19,486	$22,565	0.05%

(g)	Inverse interest only security.

(h)	Affiliated investments.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HUF—Hungarian Forint

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

PLN—Polish Zloty

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rates

NIBOR—Norwegian Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $45,135,213)	$46,525,188
Affiliated issuers (cost $600,401)	600,401
Cash	7,050
Cash collateral due from broker	65,251
Foreign currencies, at value (cost $12,030)	14,150
Interest receivable	257,383
Receivable for investment securities sold	216,664
Market value on credit default swaps (net premiums paid $44,179)	22,088
Unrealized appreciation on forward currency exchange contracts	20,420
Receivable for capital stock sold	2,977
Affiliated dividends receivable	1,280
Receivable for variation margin on centrally cleared swaps	533

Total assets	47,733,385

LIABILITIES
Payable for investment securities purchased	713,485
Market value on credit default swaps (net premiums received $269,258)	309,772
Payable for terminated credit default swaps	210,000
Unrealized depreciation on forward currency exchange contracts	55,843
Administrative fee payable	34,745
Advisory fee payable	15,865
Payable for capital stock redeemed	15,338
Directors’ fees payable	6,505
Payable for variation margin on futures	4,348
Distribution fee payable	2,341
Transfer Agent fee payable	58
Payable for newly entered centrally cleared interest rate swaps	14,201
Accrued expenses and other liabilities	75,709

Total liabilities	1,458,210

NET ASSETS	$46,275,175

COMPOSITION OF NET ASSETS
Capital stock, at par	$4,291
Additional paid-in capital	43,501,811
Distributable earnings	2,769,073

$46,275,175

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$34,030,619	3,145,664	$10.82

B	$12,244,556	1,145,318	$10.69

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Interest	$875,297
Dividends
Affiliated issuers	7,145
Unaffiliated issuers	6,994

889,436

EXPENSES
Advisory fee (see Note B)	101,327
Distribution fee—Class B	14,822
Transfer agency—Class A	1,476
Transfer agency—Class B	528
Custodian	55,665
Audit and tax	39,981
Administrative	35,517
Legal	13,953
Directors’ fees	12,067
Printing	10,573
Miscellaneous	3,800

Total expenses	289,709
Less: expenses waived and reimbursed by the Adviser (see Note B)	(302)

Net expenses	289,407

Net investment income	600,029

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	53,382
Forward currency exchange contracts	(18,822)
Futures	46,039
Swaps	78,945
Foreign currency transactions	(20,638)
Net change in unrealized appreciation/depreciation of:
Investments	1,881,445
Forward currency exchange contracts	29,174
Futures	(40,251)
Swaps	12,087
Foreign currency denominated assets and liabilities	(879)

Net gain on investment and foreign currency transactions	2,020,482

Contributions from Affiliates (see Note B)	355

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,620,866

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$600,029	$1,040,060
Net realized gain (loss) on investment and foreign currency transactions	138,906	(464,207)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,881,576	(1,067,366)
Contributions from Affiliates (see Note B)	355	–0	–

Net increase (decrease) in net assets from operations	2,620,866	(491,513)
Distributions to Shareholders
Class A	–0	–	(921,149)
Class B	–0	–	(318,391)
CAPITAL STOCK TRANSACTIONS
Net decrease	(1,666,295)	(5,906,625)

Total increase (decrease)	954,571	(7,637,678)
NET ASSETS
Beginning of period	45,320,604	52,958,282

End of period	$46,275,175	$45,320,604

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Intermediate Bond Portfolio (the “Portfolio”), is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S.

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

22

AB Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Corporates—Investment Grade	$–0	–	$12,361,143		$–0	–	$12,361,143
Mortgage Pass-Throughs	–0	–	7,980,875		–0	–	7,980,875
Commercial Mortgage-Backed Securities	–0	–	4,912,865		633,218		5,546,083
Governments—Treasuries	–0	–	5,525,469		–0	–	5,525,469
Collateralized Mortgage Obligations	–0	–	3,980,195		48,162		4,028,357
Inflation-Linked Securities	–0	–	3,582,239		–0	–	3,582,239
Asset-Backed Securities	–0	–	2,163,960		1,074,145		3,238,105
Agencies	–0	–	1,641,548		–0	–	1,641,548
Corporates—Non-Investment Grade	–0	–	1,087,240		–0	–	1,087,240
Local Governments—US Municipal Bonds	–0	–	315,588		–0	–	315,588
Preferred Stocks	–0	–	100,905		–0	–	100,905
Emerging Markets—Corporate Bonds	–0	–	53,017		–0	–	53,017
Quasi-Sovereigns	–0	–	44,353		–0	–	44,353
Short-Term Investments:
Governments—Treasuries	–0	–	1,020,266		–0	–	1,020,266
Investment Companies	600,401		–0	–	–0	–	600,401

Total Investments in Securities	600,401		44,769,663		1,755,525		47,125,589
Other Financial Instruments(a):
Assets:
Futures	25,580		–0	–	–0	–	25,580	(b)
Forward Currency Exchange Contracts	–0	–	20,420		–0	–	20,420
Centrally Cleared Interest Rate Swaps	–0	–	71,899		–0	–	71,899	(b)
Credit Default Swaps	–0	–	22,088		–0	–	22,088
Liabilities:
Futures	(3,082)		–0	–	–0	–	(3,082	)(b)
Forward Currency Exchange Contracts	–0	–	(55,843)		–0	–	(55,843)
Centrally Cleared Credit Default Swaps	–0	–	(16,452)		–0	–	(16,452	)(b)
Centrally Cleared Interest Rate Swaps	–0	–	(104,089)		–0	–	(104,089	)(b)
Credit Default Swaps	–0	–	(309,772)		–0	–	(309,772)

Total	$622,899		$44,397,914		$1,755,525		$46,776,338

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Asset-Backed Securities
Balance as of 12/31/18	$834,652		$46,889		$1,241,405
Accrued discounts/(premiums)	(19)		–0	–	29
Realized gain (loss)	(313)		–0	–	67
Change in unrealized appreciation/depreciation	20,475		1,273		11,137
Purchases/Payups	–0	–	–0	–	99,992
Sales/Paydowns	(122,642)		–0	–	(278,485)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	(98,935)		–0	–	–0	–

Balance as of 6/30/19	$633,218		$48,162		$1,074,145

Net change in unrealized appreciation/depreciation from investments held as of 6/30/19(a)	$19,851		$1,273		$11,112

	Total
Balance as of 12/31/18	$2,122,946
Accrued discounts/(premiums)	10
Realized gain (loss)	(246)
Change in unrealized appreciation/depreciation	32,885
Purchases/Payups	99,992
Sales/Paydowns	(401,127)
Transfers in to Level 3	–0	–
Transfers out of Level 3	(98,935	)(b)

Balance as of 6/30/19	$1,755,525

Net change in unrealized appreciation/depreciation from investments held as of 6/30/19(a)	$32,236

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of June 30, 2019, all Level 3 securities were priced by third party vendors.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

24

AB Variable Products Series Fund

no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Portfolio’s average daily net assets. Effective January 30, 2018, the investment advisory agreement was amended to implement the final advisory fee breakpoint for assets in excess of $8 billion of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.
At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,517.

During the six months ended June 30, 2019, the Adviser reimbursed the Portfolio $355 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $302.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$938	$8,960	$9,298	$600	$7

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

26

AB Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,050,465	$4,525,977
U.S. government securities	12,419,783	10,873,715

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,751,891
Gross unrealized depreciation	(485,923)

Net unrealized appreciation	$1,265,968

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended June 30, 2019, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

28

AB Variable Products Series Fund

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended June 30, 2019, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty. As of June 30, 2019, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

During the six months ended June 30, 2019, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Portfolio may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended June 30, 2019, the Portfolio held variance swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$25,580	*	Receivable/Payable for variation margin on futures	$3,082	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	2,634	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	58,246	*	Receivable/Payable for variation margin on centrally cleared swaps	104,089	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	20,420		Unrealized depreciation on forward currency exchange contracts	55,843

Credit contracts	Market value on credit default swaps	22,088		Market value on credit default swaps	309,772

Total		$126,334			$475,420

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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AB Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$46,039	$(40,251)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(18,822)	29,174

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	60,060	(100,594)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,313)	(34)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	21,198	112,715

Total		$106,162	$1,010

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Futures:
Average notional amount of buy contracts	$5,093,837
Average notional amount of sale contracts	$1,907,372
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,543,104
Average principal amount of sale contracts	$3,920,704
Centrally Cleared Interest Rate Swaps:
Average notional amount	$15,094,382
Credit Default Swaps:
Average notional amount of buy contracts	$2,003,857
Average notional amount of sale contracts	$3,146,043
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$760,000
Variance Swaps:
Average notional amount	$70,377	(a)

(a)	Positions were open for two months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$179	$(179)	$–0	–	$–0	–	$–0	–
Citibank, NA	2,581	(2,581)	–0	–	–0	–	–0	–
Citigroup Global Markets, Inc.	13,073	(13,073)	–0	–	–0	–	–0	–
Deutsche Bank AG	213	(213)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA/Goldman Sachs International	8,802	(8,802)	–0	–	–0	–	–0	–
HSBC Bank USA	848	–0	–	–0	–	–0	–	848
JPMorgan Chase Bank, NA/ JP Morgan Securities, LLC	154	(154)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	441	(441)	–0	–	–0	–	–0	–
Standard Chartered Bank	3,434	(410)	–0	–	–0	–	3,024
State Street Bank & Trust Co.	12,783	(12,783)	–0	–	–0	–	–0	–

Total	$42,508	$(38,636)	$–0	–	$–0	–	$3,872	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,157	$(179)	$–0	–	$–0	–	$978
Citibank, NA	21,546	(2,581)	–0	–	–0	–	18,965
Citigroup Global Markets, Inc.	96,013	(13,073)	–0	–	–0	–	82,940
Credit Suisse International	88,029	–0	–	–0	–	–0	–	88,029
Deutsche Bank AG	48,167	(213)	–0	–	–0	–	47,954
Goldman Sachs Bank USA/Goldman Sachs International	66,570	(8,802)	–0	–	–0	–	57,768
JPMorgan Chase Bank, NA/ JP Morgan Securities, LLC	8,102	(154)	–0	–	–0	–	7,948
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	10,134	(441)	–0	–	–0	–	9,693
Standard Chartered Bank	410	(410)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	25,487	(12,783)	–0	–	–0	–	12,704

Total	$365,615	$(38,636)	$–0	–	$–0	–	$326,979	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a

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AB Variable Products Series Fund

direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended June 30, 2019, the Portfolio earned drop income of $1,596 which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	109,726		157,318	$1,159,126		$1,619,528
Shares issued in reinvestment of dividends and distributions	–0	–	90,575	–0	–	921,149
Shares redeemed	(222,631)		(603,884)	(2,337,014)		(6,197,517)

Net decrease	(112,905)		(355,991)	$(1,177,888)		$(3,656,840)

Class B
Shares sold	70,892		83,073	$739,931		$850,206
Shares issued in reinvestment of dividends and distributions	–0	–	31,618	–0	–	318,391
Shares redeemed	(118,883)		(336,571)	(1,228,338)		(3,418,382)

Net decrease	(47,991)		(221,880)	$(488,407)		$(2,249,785)

At June 30, 2019, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Below Investment Grade Security Risk—Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Portfolio to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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AB Variable Products Series Fund

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE H: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$794,650	$1,775,674
Net long-term capital gains	444,890	527,673

Total taxable distributions paid	$1,239,540	$2,303,347

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,285,374
Accumulated capital and other losses	(642,524	)(a)
Unrealized appreciation/(depreciation)	(494,288	)(b)

Total accumulated earnings/(deficit)	$148,562

(a)	As of December 31, 2018, the Portfolio had a net capital loss carryforward of $581,603. As of December 31, 2018, the cumulative deferred loss on straddles was $60,921.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio had a net short-term capital loss carryforward of $406,073 and a net long-term capital loss carryforward of $175,530, which may be carried forward for an indefinite period.

NOTE I: Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

35

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERMEDIATE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.21	$10.56	$10.65	$10.63	$11.37	$11.22

Income From Investment Operations
Net investment income (a)	.14	(b)	.23	(b)	.23	.28	†	.27	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	(.31)	.14	.23	(.27)	.44
Contributions from Affiliates	.00	(c)	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.61	(.08)	.37	.51	–0	–	.72

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.13)	(.36)	(.35)	(.40)	(.41)
Distributions from net realized gain on investment transactions	–0	–	(.14)	(.10)	(.14)	(.34)	(.16)

Total dividends and distributions	–0	–	(.27)	(.46)	(.49)	(.74)	(.57)

Net asset value, end of period	$10.82	$10.21	$10.56	$10.65	$10.63	$11.37

Total Return
Total investment return based on net asset value (d)*	5.97%	(.72)%	3.52%	4.71	%†	.01%	6.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,031	$33,267	$38,172	$42,183	$47,554	$56,437
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.22	%^	1.16%	1.11%	1.06%	.96%	.88%
Expenses, before waivers/reimbursements	1.22	%^	1.16%	1.11%	1.06%	.96%	.88%
Net investment income	2.73	%(b)^	2.20	%(b)	2.11%	2.60	%†	2.44%	2.46%
Portfolio turnover rate**	35%	155%	216%	156%	230%	262%

See footnote summary on page 38.

37

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.10	$10.45	$10.54	$10.53	$11.26	$11.11

Income From Investment Operations
Net investment income (a)	.13	(b)	.20	(b)	.20	.25	†	.24	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(.31)	.14	.22	(.26)	.43
Contributions from Affiliates	.00	(c)	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	.59	(.11)	.34	.47	(.02)	.68

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.10)	(.33)	(.32)	(.37)	(.37)
Distributions from net realized gain on investment transactions	–0	–	(.14)	(.10)	(.14)	(.34)	(.16)

Total dividends and distributions	–0	–	(.24)	(.43)	(.46)	(.71)	(.53)

Net asset value, end of period	$10.69	$10.10	$10.45	$10.54	$10.53	$11.26

Total Return
Total investment return based on net asset value (d)*	5.84%	(1.01)%	3.28%	4.36	%†	(.18)%	6.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,244	$12,054	$14,786	$16,029	$17,681	$19,891
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47	%^	1.41%	1.36%	1.32%	1.21%	1.13%
Expenses, before waivers/reimbursements	1.47	%^	1.41%	1.36%	1.32%	1.21%	1.13%
Net investment income	2.48	%(b)^	1.95	%(b)	1.87%	2.36	%†	2.19%	2.21%
Portfolio turnover rate**	35%	155%	216%	156%	230%	262%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.03	.28%	.29%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2019 and the years ended December 31, 2017, December 31, 2016 and December 31, 2015 by .01%, .03%, .03% and .03%, respectively.

^	Annualized.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

38

INTERMEDIATE BOND PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Intermediate Bond Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement,

39

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

40

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

41

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

42

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

43

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44

VPS-IB-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	INTERNATIONAL GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,169.00	$7.15	1.33%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.20	$6.66	1.33%

Class B
Actual	$1,000	$1,167.80	$8.49	1.58%
Hypothetical (5% annual return before expenses)	$1,000	$1,016.96	$7.90	1.58%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
AIA Group Ltd.	$1,585,279	3.0%
Kingspan Group PLC	1,576,830	2.9
Partners Group Holding AG	1,524,867	2.9
Siemens AG	1,502,954	2.8
Koninklijke DSM NV	1,436,194	2.7
London Stock Exchange Group PLC	1,418,774	2.7
Schneider Electric SE	1,382,398	2.6
Apollo Hospitals Enterprise Ltd.	1,356,167	2.5
Unilever PLC	1,305,442	2.4
Dassault Systemes SE	1,285,613	2.4

	$14,374,518	26.9%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$9,778,313	18.3%
Industrials	9,080,990	17.0
Financials	9,062,189	17.0
Health Care	7,833,015	14.7
Consumer Staples	6,788,155	12.7
Consumer Discretionary	3,898,069	7.3
Materials	1,899,756	3.5
Communication Services	1,812,290	3.4
Utilities	1,579,452	2.9
Energy	539,200	1.0
Short-Term Investments	1,160,549	2.2

Total Investments	$53,431,978	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Germany	$6,517,963	12.2%
United Kingdom	5,576,841	10.4
France	4,860,207	9.1
Japan	4,533,573	8.5
India	4,411,443	8.2
Switzerland	4,376,829	8.2
China	4,297,641	8.0
United States	3,507,356	6.6
Ireland	3,465,471	6.5
Netherlands	3,377,356	6.3
Denmark	1,716,285	3.2
Hong Kong	1,585,279	3.0
Sweden	1,551,005	2.9
Other	2,494,180	4.7
Short-Term Investments	1,160,549	2.2

Total Investments	$53,431,978	100.0%

1	All data are as of June 30, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Brazil, Finland, Norway and Taiwan.

3

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.9%

INFORMATION TECHNOLOGY–18.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.4%
Halma PLC	8,195	$210,469
Horiba Ltd.	15,600	809,363
Keyence Corp.	1,300	801,739

		1,821,571

IT SERVICES–3.7%
Pagseguro Digital Ltd.(a)	14,110	549,867
Visa, Inc.–Class A	3,398	589,723
Wirecard AG	4,780	806,942

		1,946,532

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.0%
ASML Holding NV	4,801	999,039
Infineon Technologies AG	60,322	1,071,903
STMicroelectronics NV	30,090	533,678
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	150,000	1,147,257

		3,751,877

SOFTWARE–4.2%
AVEVA Group PLC	8,403	431,208
Dassault Systemes SE	8,060	1,285,613
SAP SE	3,950	541,512

		2,258,333

		9,778,313

INDUSTRIALS–17.0%
BUILDING PRODUCTS–3.0%
Kingspan Group PLC	29,035	1,576,830

COMMERCIAL SERVICES & SUPPLIES–1.6%
China Everbright International Ltd.	926,148	855,431

ELECTRICAL EQUIPMENT–4.9%
Schneider Electric SE	15,278	1,382,398
Vestas Wind Systems A/S	14,460	1,252,723

		2,635,121

INDUSTRIAL CONGLOMERATES–2.8%
Siemens AG	12,624	1,502,954

MACHINERY–2.8%
SMC Corp./Japan	2,500	937,187
Xylem, Inc./NY	6,683	558,966

		1,496,153

PROFESSIONAL SERVICES–1.9%
Recruit Holdings Co., Ltd.	30,300	1,014,501

		9,080,990

FINANCIALS–17.0%
BANKS–3.3%
HDFC Bank Ltd.	34,307	$1,214,555
Svenska Handelsbanken AB–Class A	53,500	527,975

		1,742,530

CAPITAL MARKETS–5.5%
London Stock Exchange Group PLC	20,360	1,418,774
Partners Group Holding AG	1,939	1,524,867

		2,943,641

CONSUMER FINANCE–1.2%
Bharat Financial Inclusion Ltd.(a)	47,244	613,637

INSURANCE–4.7%
AIA Group Ltd.	146,800	1,585,279
Prudential PLC	43,517	950,018

		2,535,297

THRIFTS & MORTGAGE FINANCE–2.3%
Housing Development Finance Corp., Ltd.	38,604	1,227,084

		9,062,189

HEALTH CARE–14.7%
BIOTECHNOLOGY–0.9%
Abcam PLC	24,510	458,804

HEALTH CARE EQUIPMENT & SUPPLIES–1.8%
Koninklijke Philips NV	21,670	942,123

HEALTH CARE PROVIDERS & SERVICES–2.5%
Apollo Hospitals Enterprise Ltd.	68,552	1,356,167

LIFE SCIENCES TOOLS & SERVICES–8.0%
Bio-Rad Laboratories, Inc.–Class A(a)	1,821	569,226
Gerresheimer AG	14,030	1,034,088
ICON PLC(a)	4,380	674,389
QIAGEN NV(a)	20,540	835,809
Tecan Group AG	4,440	1,153,097

		4,266,609

PHARMACEUTICALS–1.5%
Roche Holding AG	1,890	531,445
Vectura Group PLC(a)	252,910	277,867

		809,312

		7,833,015

CONSUMER STAPLES–12.7%
FOOD PRODUCTS–6.5%
Danone SA	9,680	819,627
Kerry Group PLC–Class A	10,170	1,214,252
Marine Harvest ASA(a)	11,020	257,856
Nestle SA	11,277	1,167,420

		3,459,155

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD PRODUCTS–3.8%
Essity AB–Class B	17,180	$528,516
Reckitt Benckiser Group PLC	6,640	524,259
Unicharm Corp.(b)	32,200	970,783

		2,023,558

PERSONAL PRODUCTS–2.4%
Unilever PLC	21,030	1,305,442

		6,788,155

CONSUMER DISCRETIONARY–7.3%
AUTO COMPONENTS–1.8%
Aptiv PLC	11,798	953,632

HOUSEHOLD DURABLES–0.9%
Husqvarna AB–Class B	52,807	494,514

INTERNET & DIRECT MARKETING RETAIL–1.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	5,330	903,169

TEXTILES, APPAREL & LUXURY GOODS–2.9%
Puma SE	8,300	553,535
Shenzhou International Group Holdings Ltd.	72,000	993,219

		1,546,754

		3,898,069

MATERIALS–3.5%
CHEMICALS–3.5%
Chr Hansen Holding A/S	4,926	463,562
Koninklijke DSM NV	11,640	1,436,194

		1,899,756

COMMUNICATION SERVICES–3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.9%
Deutsche Telekom AG	58,127	1,007,029

INTERACTIVE MEDIA & SERVICES–1.5%
Tencent Holdings Ltd.	17,800	$805,261

		1,812,290

UTILITIES–3.0%
MULTI-UTILITIES–1.6%
Suez	58,136	838,891

WATER UTILITIES–1.4%
Beijing Enterprises Water Group Ltd.(a)	1,246,000	740,561

		1,579,452

ENERGY–1.0%
OIL, GAS & CONSUMABLE FUELS–1.0%
Neste Oyj	15,860	539,200

Total Common Stocks (cost $41,071,220)		52,271,429

SHORT-TERM INVESTMENTS–2.2%
INVESTMENT COMPANIES–2.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(c)(d)(e) (cost $1,160,549)	1,160,549	1,160,549

TOTAL INVESTMENTS–100.1% (cost $42,231,769)		53,431,978
Other assets less liabilities–(0.1)%		(41,684)

NET ASSETS–100.0%		$53,390,294

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CAD	772	USD	574	8/15/19	$(15,663)
Bank of America, NA	GBP	415	USD	523	8/15/19	(5,120)
Bank of America, NA	USD	1,104	JPY	122,336	8/15/19	34,135
Barclays Bank PLC	BRL	3,843	USD	1,006	7/02/19	4,850
Barclays Bank PLC	USD	1,003	BRL	3,843	7/02/19	(2,024)
Barclays Bank PLC	INR	318,077	USD	4,497	7/16/19	(107,785)
Barclays Bank PLC	USD	1,450	INR	101,252	7/16/19	15,647

5

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CNY	1,844	USD	272	7/25/19	$2,964
Barclays Bank PLC	USD	274	CNY	1,844	7/25/19	(5,001)
Barclays Bank PLC	USD	1,003	BRL	3,843	8/02/19	(4,833)
Barclays Bank PLC	JPY	56,856	USD	529	8/15/19	376
Barclays Bank PLC	TWD	3,258	USD	106	9/11/19	173
Citibank, NA	PEN	1,629	USD	486	7/12/19	(8,686)
Citibank, NA	CNY	546	USD	80	7/25/19	(31)
Citibank, NA	USD	2,289	AUD	3,262	8/15/19	4,761
Citibank, NA	USD	955	GBP	730	8/15/19	(25,623)
Citibank, NA	USD	2,753	JPY	299,717	8/15/19	36,534
Citibank, NA	KRW	153,699	USD	130	8/26/19	(3,403)
Citibank, NA	USD	1,757	KRW	2,060,974	8/26/19	26,498
Goldman Sachs Bank USA	USD	274	INR	19,375	7/16/19	6,121
Goldman Sachs Bank USA	BRL	1,120	USD	290	8/02/19	(580)
JPMorgan Chase Bank, NA	USD	208	CNY	1,440	7/25/19	1,523
JPMorgan Chase Bank, NA	BRL	1,040	USD	268	8/02/19	(2,039)
JPMorgan Chase Bank, NA	EUR	5,752	USD	6,511	8/15/19	(52,514)
JPMorgan Chase Bank, NA	USD	800	ZAR	11,492	8/15/19	11,501
Morgan Stanley & Co., Inc.	BRL	3,437	USD	897	7/02/19	1,810
Morgan Stanley & Co., Inc.	USD	851	BRL	3,437	7/02/19	44,374
Morgan Stanley & Co., Inc.	USD	504	RUB	33,356	8/06/19	20,939
Morgan Stanley & Co., Inc.	CHF	862	USD	858	8/15/19	(28,453)
Morgan Stanley & Co., Inc.	USD	129	TWD	4,053	9/11/19	2,454
Natwest Markets PLC	PEN	2,369	USD	713	7/12/19	(6,618)
Natwest Markets PLC	USD	1,211	PEN	3,998	7/12/19	2,534
Natwest Markets PLC	INR	7,102	USD	102	7/16/19	(682)
Natwest Markets PLC	EUR	553	USD	622	8/15/19	(9,076)
Standard Chartered Bank	BRL	406	USD	106	7/02/19	214
Standard Chartered Bank	USD	106	BRL	406	7/02/19	(280)
Standard Chartered Bank	INR	5,624	USD	81	7/16/19	(586)
Standard Chartered Bank	CNY	1,930	USD	287	7/25/19	5,567
Standard Chartered Bank	CNY	2,400	USD	347	7/25/19	(2,363)
Standard Chartered Bank	USD	284	CNY	1,930	7/25/19	(3,018)
Standard Chartered Bank	USD	3,583	CAD	4,787	8/15/19	75,664
Standard Chartered Bank	USD	227	TWD	7,117	9/11/19	3,726
State Street Bank & Trust Co.	AUD	280	USD	195	8/15/19	(2,009)
State Street Bank & Trust Co.	CHF	283	USD	284	8/15/19	(6,650)
State Street Bank & Trust Co.	EUR	556	USD	635	8/15/19	276
State Street Bank & Trust Co.	EUR	1,263	USD	1,430	8/15/19	(10,992)
State Street Bank & Trust Co.	GBP	270	USD	348	8/15/19	4,486
State Street Bank & Trust Co.	GBP	168	USD	213	8/15/19	(299)
State Street Bank & Trust Co.	JPY	61,666	USD	575	8/15/19	1,236
State Street Bank & Trust Co.	JPY	66,088	USD	610	8/15/19	(4,863)
State Street Bank & Trust Co.	NOK	1,552	USD	183	8/15/19	390
State Street Bank & Trust Co.	SEK	3,035	USD	328	8/15/19	325
State Street Bank & Trust Co.	SEK	1,277	USD	138	8/15/19	(43)
State Street Bank & Trust Co.	USD	282	AUD	411	8/15/19	6,795
State Street Bank & Trust Co.	USD	102	AUD	145	8/15/19	(431)
State Street Bank & Trust Co.	USD	493	CAD	660	8/15/19	11,509
State Street Bank & Trust Co.	USD	668	CHF	665	8/15/19	15,712

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	729	EUR	646	8/15/19	$8,518
State Street Bank & Trust Co.	USD	169	EUR	148	8/15/19	(155)
State Street Bank & Trust Co.	USD	157	GBP	123	8/15/19	29
State Street Bank & Trust Co.	USD	906	JPY	98,576	8/15/19	11,029
State Street Bank & Trust Co.	USD	193	JPY	20,604	8/15/19	(772)
State Street Bank & Trust Co.	USD	352	MXN	6,848	8/15/19	2,529
State Street Bank & Trust Co.	USD	178	NOK	1,552	8/15/19	4,006
State Street Bank & Trust Co.	USD	67	NZD	102	8/15/19	1,127
State Street Bank & Trust Co.	ZAR	1,524	USD	103	8/15/19	(4,990)
UBS AG	EUR	565	USD	646	8/15/19	1,107

						$55,857

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

RUB—Russian Ruble

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $41,071,220)	$52,271,429	(a)
Affiliated issuers (cost $1,160,549)	1,160,549
Foreign currencies, at value (cost $129,833)	129,973
Receivable for investment securities sold and foreign currency transactions	757,700
Unrealized appreciation on forward currency exchange contracts	371,439
Unaffiliated dividends receivable	195,313
Affiliated dividends receivable	4,603
Receivable for capital stock sold	1,145

Total assets	54,892,151

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	1,035,730
Unrealized depreciation on forward currency exchange contracts	315,582
Administrative fee payable	34,745
Advisory fee payable	27,796
Payable for capital stock redeemed	13,918
Directors’ fees payable	6,505
Distribution fee payable	5,605
Transfer Agent fee payable	58
Accrued expenses	61,918

Total liabilities	1,501,857

NET ASSETS	$53,390,294

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,426
Additional paid-in capital	38,919,002
Distributable earnings	14,468,866

	$53,390,294

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,519,351	1,059,288	$22.20

B	$29,870,943	1,367,010	$21.85

(a)	Includes securities on loan with a value of $949,679 (see Note E).

See notes to financial statements.

8

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $76,109)	$651,797
Affiliated issuers	33,107
Securities lending income	888

685,792

EXPENSES
Advisory fee (see Note B)	194,451
Distribution fee—Class B	36,392
Transfer agency—Class A	966
Transfer agency—Class B	1,236
Custodian	48,153
Administrative	35,517
Audit and tax	29,820
Legal	16,473
Printing	14,673
Directors’ fees	12,066
Miscellaneous	5,436

Total expenses	395,183
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(14,222)

Net expenses	380,961

Net investment income	304,831

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,280,169
Forward currency exchange contracts	(103,295)
Foreign currency transactions	134,793
Net change in unrealized appreciation/depreciation of:
Investments	6,263,797
Forward currency exchange contracts	208,446
Foreign currency denominated assets and liabilities	800

Net gain on investment and foreign currency transactions	7,784,710

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,089,541

See notes to financial statements.

9

INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$304,831		$320,481
Net realized gain on investment and foreign currency transactions	1,311,667		1,370,202
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,473,043		(12,501,104)

Net increase (decrease) in net assets from operations	8,089,541		(10,810,421)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	–0	–	(178,413)
Class B	–0	–	(140,185)
CAPITAL STOCK TRANSACTIONS
Net decrease	(4,390,526)		(10,504,589)

Total increase (decrease)	3,699,015		(21,633,608)
NET ASSETS
Beginning of period	49,691,279		71,324,887

End of period	$53,390,294		$49,691,279

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$1,139,590		$8,638,723		$–0	–	$9,778,313
Industrials	2,135,796		6,945,194		–0	–	9,080,990
Financials	1,214,555		7,847,634		–0	–	9,062,189
Health Care	1,702,419		6,130,596		–0	–	7,833,015
Consumer Staples	1,214,252		5,573,903		–0	–	6,788,155
Consumer Discretionary	2,410,336		1,487,733		–0	–	3,898,069
Materials	–0	–	1,899,756		–0	–	1,899,756
Communication Services	–0	–	1,812,290		–0	–	1,812,290
Utilities	838,891		740,561		–0	–	1,579,452
Energy	–0	–	539,200		–0	–	539,200
Short-Term Investments	1,160,549		–0	–	–0	–	1,160,549

Total Investments in Securities	11,816,388		41,615,590	(a)	–0	–	53,431,978
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	–0	–	371,439		–0	–	371,439
Liabilities:
Forward Currency Exchange Contracts	–0	–	(315,582)		–0	–	(315,582)

Total	$11,816,388		$41,671,447		$–0	–	$53,487,835

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has contractually agreed to waive its management fee and/or bear expenses of the Portfolio in order to reduce the Portfolio’s total operating expenses by an amount equal to 0.05% on an annual basis of the average net assets for Class A and Class B. For the six months ended June 30, 2019, such reimbursements/waivers amounted to $12,963. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,517.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $1,180.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,555	$7,415	$8,809	$1,161	$27
Government Money Market Portfolio*	1,517	4,274	5,791	0	6

Total				$1,161	$33

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $13,295, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

14

AB Variable Products Series Fund

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$11,702,567		$13,950,357
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,655,035
Gross unrealized depreciation	(1,398,969)

Net unrealized appreciation	$11,256,066

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging purposes.

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$371,439	Unrealized depreciation on forward currency exchange contracts	$315,582

Total		$371,439		$315,582

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(103,295)	$208,446

Total		$(103,295)	$208,446

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$25,084,558
Average principal amount of sale contracts	$22,263,524

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

16

AB Variable Products Series Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$34,135	$(20,783)	$–0	–	$–0	–	$13,352
Barclays Bank PLC	24,010	(24,010)	–0	–	–0	–	–0	–
Citibank, NA	67,793	(37,743)	–0	–	–0	–	30,050
Goldman Sachs Bank USA	6,121	(580)	–0	–	–0	–	5,541
JPMorgan Chase Bank, NA	13,024	(13,024)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	69,577	(28,453)	–0	–	–0	–	41,124
Natwest Markets PLC	2,534	(2,534)	–0	–	–0	–	–0	–
Standard Chartered Bank	85,171	(6,247)	–0	–	–0	–	78,924
State Street Bank & Trust Co.	67,967	(31,204)	–0	–	–0	–	36,763
UBS AG	1,107	–0	–	–0	–	–0	–	1,107

Total	$371,439	$(164,578)	$–0	–	$–0	–	$206,861	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$20,783	$(20,783)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	119,643	(24,010)	–0	–	–0	–	95,633
Citibank, NA	37,743	(37,743)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	580	(580)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	54,553	(13,024)	–0	–	–0	–	41,529
Morgan Stanley & Co., Inc.	28,453	(28,453)	–0	–	–0	–	–0	–
Natwest Markets PLC	16,376	(2,534)	–0	–	–0	–	13,842
Standard Chartered Bank	6,247	(6,247)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	31,204	(31,204)	–0	–	–0	–	–0	–

Total	$315,582	$(164,578)	$–0	–	$–0	–	$151,004	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary

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INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$949,679	$–0–	$999,037	$888	$5,561	$79

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	15,840		74,551	$326,624		$1,661,704
Shares issued in reinvestment of dividends	–0	–	8,058	–0	–	178,413
Shares redeemed	(90,099)		(258,862)	(1,882,686)		(5,757,016)

Net decrease	(74,259)		(176,253)	$(1,556,062)		$(3,916,899)

Class B
Shares sold	34,940		209,646	$732,098		$4,614,692
Shares issued in reinvestment of dividends	–0	–	6,419	–0	–	140,185
Shares redeemed	(173,643)		(508,518)	(3,566,562)		(11,342,567)

Net decrease	(138,703)		(292,453)	$(2,834,464)		$(6,587,690)

At June 30, 2019, certain shareholders of the Portfolio owned 81% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

18

AB Variable Products Series Fund

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$318,598	$685,460

Total taxable distributions paid	$318,598	$685,460

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$210,945
Undistributed capital gains	1,272,102
Unrealized appreciation/(depreciation)	4,909,940	(a)

Total accumulated earnings/(deficit)	$6,392,987

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses realized for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.99	$23.15	$17.34	$18.62	$19.04	$19.27

Income From Investment Operations
Net investment income (a)	.14	(b)	.15	(b)	.06	(b)	.11	(b)†	.15	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.07	(4.16)	6.00	(1.39)	(.50)	(.47)
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.21	(4.01)	6.06	(1.28)	(.35)	(.23)

Less: Dividends
Dividends from net investment income	–0	–	(.15)	(.25)	–0	–	(.07)	–0	–

Net asset value, end of period	$22.20	$18.99	$23.15	$17.34	$18.62	$19.04

Total Return
Total investment return based on net asset value (d)*	16.90%	(17.41)%	35.02%	(6.87	)%†	(1.87)%	(1.19)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,519	$21,528	$30,318	$26,045	$33,090	$38,924
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33	%^	1.27%	1.24%	1.27%	1.11%	1.07%
Expenses, before waivers/reimbursements	1.38	%^	1.29%	1.24%	1.27%	1.11%	1.07%
Net investment income	1.32	%(b)^	.69	%(b)	.30	%(b)	.60	%(b)†	.78%	1.20%
Portfolio turnover rate	23%	33%	52%	52%	17%	29%

See footnote summary on page 22.

21

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$18.71	$22.80	$17.09	$18.39	$18.81	$19.08

Income From Investment Operations
Net investment income (a)	.11	(b)	.09	(b)	.01	(b)	.07	(b)†	.10	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.03	(4.09)	5.90	(1.37)	(.51)	(.47)
Contributions from Affiliates	–0	–	–0	–	–0	–	–0	–	–0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.14	(4.00)	5.91	(1.30)	(.41)	(.27)

Less: Dividends
Dividends from net investment income	–0	–	(.09)	(.20)	–0	–	(.01)	–0	–

Net asset value, end of period	$21.85	$18.71	$22.80	$17.09	$18.39	$18.81

Total Return
Total investment return based on net asset value (d)*	16.78%	(17.60)%	34.63%	(7.07	)%†	(2.17)%	(1.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,871	$28,177	$41,007	$32,843	$40,566	$47,884
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58	%^	1.52%	1.49%	1.52%	1.36%	1.36%
Expenses, before waivers/reimbursements	1.63	%^	1.54%	1.49%	1.52%	1.36%	1.36%
Net investment income	1.06	%(b)^	.43	%(b)	.04	%(b)	.37	%(b)†	.52%	1.02%
Portfolio turnover rate	23%	33%	52%	52%	17%	29%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.04	.22%	.23%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .09%, respectively.

^	Annualized.

See notes to financial statements.

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INTERNATIONAL GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB International Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

23

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

24

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration

25

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services

26

AB Variable Products Series Fund

for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

27

INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

28

VPS-IG-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	INTERNATIONAL VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,088.80	$4.56	0.88%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.43	$4.41	0.88%

Class B
Actual	$1,000	$1,087.90	$5.85	1.13%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.19	$5.66	1.13%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Royal Dutch Shell PLC—Class A	$15,666,479	4.2%
Roche Holding AG	12,344,137	3.3
Novo Nordisk A/S—Class B	10,577,577	2.8
Airbus SE	9,184,750	2.4
Enel SpA	8,964,673	2.4
British American Tobacco PLC	8,526,811	2.3
Coca-Cola European Partners PLC	8,491,950	2.2
Repsol SA	8,054,643	2.1
ICICI Bank Ltd.	7,958,000	2.1
Erste Group Bank AG	7,780,253	2.1

	$97,549,273	25.9%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$63,128,619	16.9%
Industrials	53,299,701	14.3
Consumer Discretionary	42,689,552	11.4
Energy	40,881,850	10.9
Health Care	38,114,316	10.2
Consumer Staples	35,563,472	9.5
Materials	31,712,868	8.5
Information Technology	20,590,622	5.5
Communication Services	18,024,626	4.8
Utilities	17,650,062	4.7
Real Estate	5,196,464	1.4
Short-Term Investments	6,942,950	1.9

Total Investments	$373,795,102	100.0%

1	Long-term investments.

2	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Japan	$67,425,188	18.0%
United Kingdom	63,033,018	16.9
Switzerland	27,512,040	7.4
Germany	25,194,199	6.7
Italy	20,625,420	5.5
France	19,027,151	5.1
China	14,491,021	3.9
Denmark	13,645,663	3.6
Ireland	13,633,269	3.6
Canada	11,811,411	3.2
Norway	9,180,769	2.5
Spain	8,054,643	2.2
Portugal	8,010,394	2.1
Other	65,207,966	17.4
Short-Term Investments	6,942,950	1.9

Total Investments	$373,795,102	100.0%

1	All data are as of June 30, 2019. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Australia, Austria, Belgium, Brazil, Finland, Hong Kong, India, Israel, South Korea, Sweden and Taiwan.

3

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

FINANCIALS–16.8%
BANKS–11.5%
Banco Comercial Portugues SA(a)	11,602,413	$3,587,443
Bank of Ireland Group PLC	1,149,113	6,011,723
Erste Group Bank AG(b)	209,800	7,780,253
ICICI Bank Ltd.	1,258,190	7,958,000
KBC Group NV	82,100	5,387,837
Mediobanca Banca di Credito Finanziario SpA	555,320	5,726,346
Mitsubishi UFJ Financial Group, Inc.	1,404,500	6,689,598

		43,141,200

CAPITAL MARKETS–1.7%
Credit Suisse Group AG(b)	547,127	6,548,657

INSURANCE–3.6%
Allianz SE	31,600	7,621,165
Swiss Re AG	57,250	5,817,597

		13,438,762

		63,128,619

INDUSTRIALS–14.2%
AEROSPACE & DEFENSE–8.0%
Airbus SE	64,900	9,184,750
BAE Systems PLC	811,600	5,100,809
Leonardo SpA	457,041	5,798,264
MTU Aero Engines AG	20,960	4,999,180
Rolls-Royce Holdings PLC(b)	474,660	5,070,760

		30,153,763

AIRLINES–3.5%
Japan Airlines Co., Ltd.	203,900	6,507,614
Qantas Airways Ltd.	989,190	3,753,861
Wizz Air Holdings PLC(b)(c)	64,690	2,801,649

		13,063,124

PROFESSIONAL SERVICES–0.7%
UT Group Co., Ltd.(a)	100,600	2,461,268

TRADING COMPANIES & DISTRIBUTORS–2.0%
AerCap Holdings NV(b)	146,540	7,621,546

		53,299,701

CONSUMER DISCRETIONARY–11.3%
AUTO COMPONENTS–3.8%
Hankook Tire & Technology Co., Ltd.	15,610	474,526
Magna International, Inc.–Class A (United States)	114,190	5,675,243
NGK Spark Plug Co., Ltd.	248,100	4,667,596
Valeo SA	109,980	3,580,501

		14,397,866

AUTOMOBILES–3.0%
Peugeot SA	254,420	$6,261,900
Subaru Corp.	210,800	5,132,377

		11,394,277

HOTELS, RESTAURANTS & LEISURE–1.7%
GVC Holdings PLC(a)	774,390	6,419,240

LEISURE PRODUCTS–0.9%
Spin Master Corp.(b)(c)	113,770	3,290,039

TEXTILES, APPAREL & LUXURY GOODS–1.9%
HUGO BOSS AG	61,820	4,120,044
Pandora A/S	86,250	3,068,086

		7,188,130

		42,689,552

ENERGY–10.8%
OIL, GAS & CONSUMABLE FUELS–10.8%
JXTG Holdings, Inc.	1,402,200	6,988,425
PetroChina Co., Ltd.–Class H	8,826,000	4,866,543
Petroleo Brasileiro SA (Preference Shares)	743,300	5,305,760
Repsol SA	495,746	7,779,664
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	408,410	13,299,146
Royal Dutch Shell PLC–Class A	72,534	2,367,333

		40,606,871

HEALTH CARE–10.1%
HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Hoya Corp.	62,900	4,834,128

PHARMACEUTICALS–8.8%
GlaxoSmithKline PLC	385,440	7,726,078
Novo Nordisk A/S–Class B	207,090	10,577,577
Roche Holding AG	43,900	12,344,137
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(b)	285,200	2,632,396

		33,280,188

		38,114,316

CONSUMER STAPLES–9.5%
BEVERAGES–3.2%
Coca-Cola Bottlers Japan Holdings, Inc.(a)	136,600	3,464,739
Coca-Cola European Partners PLC(b)	150,300	8,491,950

		11,956,689

FOOD PRODUCTS–4.0%
Orkla ASA	724,310	6,428,196
Salmar ASA	63,230	2,752,573
WH Group Ltd.(c)	5,815,500	5,899,203

		15,079,972

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

TOBACCO–2.3%
British American Tobacco PLC	244,210	$8,526,811

		35,563,472

MATERIALS–8.4%
CHEMICALS–4.4%
Air Water, Inc.	217,500	3,734,116
Covestro AG(c)	63,983	3,257,346
Johnson Matthey PLC	142,650	6,030,891
Tosoh Corp.	246,000	3,469,814

		16,492,167

CONSTRUCTION MATERIALS–0.0%
Buzzi Unicem SpA(a)	6,705	136,137

CONTAINERS & PACKAGING–1.1%
BillerudKorsnas AB(a)	307,720	4,100,069

METALS & MINING–2.9%
BlueScope Steel Ltd.	466,825	3,969,389
First Quantum Minerals Ltd.	299,610	2,846,129
Yamato Kogyo Co., Ltd.	142,500	4,168,977

		10,984,495

		31,712,868

INFORMATION TECHNOLOGY–5.5%
COMMUNICATIONS EQUIPMENT–1.5%
Nokia Oyj	1,118,480	5,570,918

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.0%
SCREEN Holdings Co., Ltd.	63,500	2,643,950
SK Hynix, Inc.	55,780	3,355,133
Taiwan Semiconductor Manufacturing Co., Ltd.(b)	669,000	5,116,764

		11,115,847

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.0%
Samsung Electronics Co., Ltd.	95,870	3,903,857

		20,590,622

COMMUNICATION SERVICES–4.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.9%
China Unicom Hong Kong Ltd.	4,904,000	5,362,040
Nippon Telegraph & Telephone Corp.	119,800	5,581,443

		10,943,483

ENTERTAINMENT–1.9%
Nintendo Co., Ltd.	19,300	7,081,143

		18,024,626

UTILITIES–4.7%
ELECTRIC UTILITIES–3.6%
EDP–Energias de Portugal SA	1,163,800	$4,422,951
Enel SpA	1,285,120	8,964,673

		13,387,624

GAS UTILITIES–1.1%
ENN Energy Holdings Ltd.	438,000	4,262,438

		17,650,062

REAL ESTATE–1.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT–1.4%
Aroundtown SA	629,860	5,196,464

Total Common Stocks (cost $368,144,817)		366,577,173

RIGHTS–0.1%

ENERGY–0.1%
OIL, GAS & CONSUMABLE FUELS–0.1%
Repsol SA, expiring 7/09/2019(b) (cost $281,045)	495,746	274,979

SHORT-TERM INVESTMENTS–1.8%
INVESTMENT COMPANIES–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(d)(e)(f) (cost $6,942,950)	6,942,950	6,942,950

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.4% (cost $375,368,812)		373,795,102

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.7%
INVESTMENT COMPANIES–1.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(d)(e)(f) (cost $6,138,487)	6,138,487	6,138,487

TOTAL INVESTMENTS–101.1% (cost $381,507,299)		379,933,589
Other assets less liabilities–(1.1)%		(3,959,206)

NET ASSETS–100.0%		$375,974,383

5

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	1,123	USD	1,283	7/16/19	$4,220
Bank of America, NA	EUR	606	USD	688	7/16/19	(1,327)
Bank of America, NA	GBP	4,367	USD	5,667	7/16/19	117,354
Bank of America, NA	GBP	745	USD	944	7/16/19	(2,582)
Bank of America, NA	NOK	5,022	USD	593	7/16/19	4,033
Bank of America, NA	USD	870	CHF	881	7/16/19	33,374
Bank of America, NA	USD	1,042	HKD	8,156	7/16/19	1,875
Bank of America, NA	USD	956	ILS	3,407	7/16/19	(181)
Bank of America, NA	USD	1,169	JPY	128,266	7/16/19	22,262
Bank of America, NA	USD	584	CNY	4,048	7/25/19	5,939
Bank of America, NA	USD	1,015	CNY	6,828	7/25/19	(20,204)
Bank of America, NA	USD	1,223	ILS	4,343	10/16/19	1,442
Barclays Bank PLC	BRL	16,629	USD	4,339	7/02/19	8,758
Barclays Bank PLC	USD	4,352	BRL	16,629	7/02/19	(20,987)
Barclays Bank PLC	AUD	2,960	USD	2,057	7/16/19	(21,918)
Barclays Bank PLC	EUR	1,058	USD	1,187	7/16/19	(17,597)
Barclays Bank PLC	GBP	1,721	USD	2,253	7/16/19	66,558
Barclays Bank PLC	INR	111,778	USD	1,571	7/16/19	(47,214)
Barclays Bank PLC	JPY	263,720	USD	2,436	7/16/19	(12,771)
Barclays Bank PLC	USD	6,989	CHF	6,949	7/16/19	139,248
Barclays Bank PLC	USD	18,212	GBP	13,866	7/16/19	(590,627)
Barclays Bank PLC	USD	1,270	INR	88,591	7/16/19	12,340
Barclays Bank PLC	USD	2,110	JPY	229,681	7/16/19	22,372
Barclays Bank PLC	USD	851	NOK	7,222	7/16/19	(4,384)
Barclays Bank PLC	USD	477	CNY	3,194	7/25/19	(11,824)
Barclays Bank PLC	BRL	16,629	USD	4,339	8/02/19	20,913
Barclays Bank PLC	USD	3,499	GBP	2,749	10/16/19	7,671
BNP Paribas SA	USD	7,028	JPY	766,467	7/16/19	88,683
Citibank, NA	EUR	1,632	USD	1,869	7/16/19	10,666
Citibank, NA	EUR	2,490	USD	2,810	7/16/19	(24,873)
Citibank, NA	GBP	3,842	USD	4,918	7/16/19	35,490
Citibank, NA	INR	418,145	USD	5,906	7/16/19	(147,571)
Citibank, NA	JPY	408,088	USD	3,734	7/16/19	(54,813)
Citibank, NA	MXN	74,130	USD	3,741	7/16/19	(112,456)
Citibank, NA	USD	4,762	CHF	4,761	7/16/19	121,531
Citibank, NA	USD	687	EUR	610	7/16/19	7,415
Citibank, NA	USD	2,966	GBP	2,250	7/16/19	(106,349)
Citibank, NA	USD	3,190	HKD	24,992	7/16/19	9,623
Citibank, NA	USD	1,100	ILS	3,982	7/16/19	16,513
Citibank, NA	USD	4,562	JPY	499,617	7/16/19	77,041
Citibank, NA	USD	3,833	MXN	74,130	7/16/19	20,084
Citibank, NA	USD	758	NZD	1,124	7/16/19	(3,038)
Citibank, NA	KRW	8,749,610	USD	7,435	8/26/19	(135,933)
Citibank, NA	USD	3,455	CHF	3,385	10/16/19	45,483
Citibank, NA	USD	3,003	CHF	2,892	10/16/19	(12,646)
Citibank, NA	USD	3,760	PLN	14,030	10/16/19	6,114
Credit Suisse International	AUD	2,639	USD	1,851	7/16/19	(2,969)
Credit Suisse International	CHF	5,575	USD	5,504	7/16/19	(214,954)
Credit Suisse International	JPY	692,459	USD	6,428	7/16/19	(1,985)

6

AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	4,056	CHF	4,063	7/16/19	$111,860
Credit Suisse International	USD	5,299	NOK	46,071	7/16/19	104,642
Credit Suisse International	USD	3,602	SGD	4,867	10/16/19	1,135
Deutsche Bank AG	CAD	11,398	USD	8,540	7/16/19	(166,919)
Deutsche Bank AG	NOK	38,484	USD	4,531	7/16/19	17,246
Goldman Sachs Bank USA	CAD	892	USD	671	7/16/19	(10,231)
Goldman Sachs Bank USA	EUR	3,690	USD	4,220	7/16/19	19,154
Goldman Sachs Bank USA	GBP	750	USD	984	7/16/19	30,970
Goldman Sachs Bank USA	ILS	8,901	USD	2,501	7/16/19	4,967
Goldman Sachs Bank USA	USD	405	KRW	478,477	8/26/19	8,729
JPMorgan Chase Bank, NA	GBP	588	USD	771	7/16/19	23,763
JPMorgan Chase Bank, NA	HKD	33,218	USD	4,243	7/16/19	(10,103)
JPMorgan Chase Bank, NA	NOK	32,284	USD	3,726	7/16/19	(59,898)
JPMorgan Chase Bank, NA	SGD	5,618	USD	4,122	7/16/19	(31,822)
JPMorgan Chase Bank, NA	USD	1,863	JPY	204,215	7/16/19	33,303
JPMorgan Chase Bank, NA	BRL	2,594	USD	669	8/02/19	(5,087)
JPMorgan Chase Bank, NA	USD	1,144	JPY	121,935	10/16/19	(4,492)
Morgan Stanley & Co., Inc.	BRL	16,629	USD	4,131	7/02/19	(199,359)
Morgan Stanley & Co., Inc.	USD	4,339	BRL	16,629	7/02/19	(8,758)
Morgan Stanley & Co., Inc.	EUR	1,330	USD	1,518	7/16/19	3,516
Morgan Stanley & Co., Inc.	EUR	3,672	USD	4,138	7/16/19	(42,934)
Morgan Stanley & Co., Inc.	JPY	214,433	USD	1,928	7/16/19	(62,651)
Morgan Stanley & Co., Inc.	USD	1,311	EUR	1,157	7/16/19	6,424
Morgan Stanley & Co., Inc.	USD	483	INR	34,221	7/16/19	12,282
Morgan Stanley & Co., Inc.	USD	6,314	JPY	696,841	7/16/19	156,688
Morgan Stanley & Co., Inc.	CAD	1,031	USD	784	10/16/19	(4,353)
Morgan Stanley & Co., Inc.	EUR	1,213	USD	1,386	10/16/19	(4,948)
Morgan Stanley & Co., Inc.	ILS	7,159	USD	2,005	10/16/19	(13,713)
Natwest Markets PLC	CLP	1,375,811	USD	1,986	7/12/19	(44,595)
Natwest Markets PLC	USD	1,973	CLP	1,375,811	7/12/19	57,186
Natwest Markets PLC	CHF	1,218	USD	1,220	7/16/19	(28,865)
Natwest Markets PLC	INR	33,115	USD	476	7/16/19	(3,179)
Natwest Markets PLC	USD	924	AUD	1,342	7/16/19	18,252
Natwest Markets PLC	USD	2,570	GBP	1,987	7/16/19	(45,240)
Natwest Markets PLC	USD	570	JPY	62,699	7/16/19	12,465
Natwest Markets PLC	USD	5,231	SGD	7,047	7/16/19	(21,379)
Natwest Markets PLC	CAD	1,200	USD	898	10/16/19	(20,275)
Natwest Markets PLC	USD	2,260	AUD	3,220	10/16/19	7,746
Standard Chartered Bank	INR	53,627	USD	759	7/16/19	(17,753)
Standard Chartered Bank	USD	19,322	AUD	27,001	7/16/19	(356,551)
Standard Chartered Bank	USD	882	JPY	96,266	7/16/19	11,894
Standard Chartered Bank	CNY	114,512	USD	17,021	7/25/19	330,289
Standard Chartered Bank	CNY	20,237	USD	2,929	7/25/19	(20,564)
Standard Chartered Bank	USD	3,806	CNY	25,704	7/25/19	(59,825)
Standard Chartered Bank	TWD	141,727	USD	4,517	9/11/19	(74,197)
Standard Chartered Bank	USD	2,487	JPY	266,165	10/16/19	745
State Street Bank & Trust Co.	CHF	782	USD	785	7/16/19	(16,943)
State Street Bank & Trust Co.	EUR	865	USD	988	7/16/19	3,015
State Street Bank & Trust Co.	EUR	9,792	USD	11,088	7/16/19	(59,446)
State Street Bank & Trust Co.	GBP	1,945	USD	2,518	7/16/19	46,345
State Street Bank & Trust Co.	HKD	26,676	USD	3,408	7/16/19	(7,051)

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	224	CHF	227	7/16/19	$8,572
State Street Bank & Trust Co.	USD	5,724	EUR	5,059	7/16/19	35,246
State Street Bank & Trust Co.	USD	9,266	EUR	8,123	7/16/19	(17,883)
State Street Bank & Trust Co.	USD	3,415	HKD	26,746	7/16/19	9,298
State Street Bank & Trust Co.	USD	420	ILS	1,512	7/16/19	3,896
State Street Bank & Trust Co.	USD	2,330	JPY	257,067	7/16/19	56,722
State Street Bank & Trust Co.	USD	459	NOK	3,895	7/16/19	(2,380)
State Street Bank & Trust Co.	USD	6,126	SEK	56,409	7/16/19	(44,793)
State Street Bank & Trust Co.	CAD	525	USD	393	10/16/19	(8,374)
State Street Bank & Trust Co.	EUR	751	USD	855	10/16/19	(6,199)
State Street Bank & Trust Co.	USD	405	AUD	579	10/16/19	2,214
State Street Bank & Trust Co.	USD	1,941	CHF	1,894	10/16/19	17,057
State Street Bank & Trust Co.	USD	57	JPY	6,054	10/16/19	(194)
UBS AG	CHF	6,751	USD	6,664	7/16/19	(260,711)
UBS AG	USD	928	EUR	814	7/16/19	(1,116)
UBS AG	USD	970	JPY	106,380	7/16/19	17,772

						$(1,231,589)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the aggregate market value of these securities amounted to $15,248,237 or 4.1% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $368,425,862)	$366,852,152	(a)
Affiliated issuers (cost $13,081,437—including investment of cash collateral for securities loaned of $6,138,487)	13,081,437
Cash collateral due from broker	260,000
Foreign currencies, at value (cost $2,193,389)	2,190,008
Unrealized appreciation on forward currency exchange contracts	2,080,395
Unaffiliated dividends receivable	1,732,243
Receivable for investment securities sold and foreign currency transactions	1,696,377
Receivable for capital stock sold	61,938
Affiliated dividends receivable	5,148

Total assets	387,959,698

LIABILITIES
Payable for collateral received on securities loaned	6,138,487
Unrealized depreciation on forward currency exchange contracts	3,311,984
Payable for investment securities purchased and foreign currency transactions	1,581,819
Cash collateral due to broker	270,000
Advisory fee payable	212,724
Payable for capital stock redeemed	119,627
Distribution fee payable	60,808
Administrative fee payable	34,786
Directors’ fees payable	6,504
Transfer Agent fee payable	58
Accrued expenses and other liabilities	248,518

Total liabilities	11,985,315

NET ASSETS	$375,974,383

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,088
Additional paid-in capital	389,606,785
Accumulated loss	(13,660,490)

	$375,974,383

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$53,537,779	3,970,387	$13.48

B	$322,436,604	24,117,618	$13.37

(a)	Includes securities on loan with a value of $6,184,236 (see Note E).

See notes to financial statements.

9

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $885,002)	$7,328,383
Affiliated issuers	130,657

7,459,040

EXPENSES
Advisory fee (see Note B)	1,426,984
Distribution fee—Class B	404,051
Transfer agency—Class A	454
Transfer agency—Class B	2,568
Custodian	86,034
Printing	54,577
Administrative	35,554
Audit and tax	28,931
Legal	22,875
Directors’ fees	12,066
Miscellaneous	13,078

Total expenses	2,087,172
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(2,915)

Net expenses	2,084,257

Net investment income	5,374,783

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(12,504,657)
Forward currency exchange contracts	(562,848)
Foreign currency transactions	(97,411)
Net change in unrealized appreciation/depreciation of:
Investments	39,826,866
Forward currency exchange contracts	92,312
Foreign currency denominated assets and liabilities	2,589

Net gain on investment and foreign currency transactions	26,756,851

NET INCREASE IN NET ASSETS FROM OPERATIONS	$32,131,634

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,374,783		$6,877,447
Net realized gain (loss) on investment and foreign currency transactions	(13,164,916)		6,436,057
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,921,767		(122,451,058)

Net increase (decrease) in net assets from operations	32,131,634		(109,137,554)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	–0	–	(1,075,905)
Class B	–0	–	(4,249,239)
CAPITAL STOCK TRANSACTIONS
Net decrease	(22,967,289)		(4,626,158)

Total increase (decrease)	9,164,345		(119,088,856)
NET ASSETS
Beginning of period	366,810,038		485,898,894

End of period	$375,974,383		$366,810,038

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB International Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of

12

AB Variable Products Series Fund

these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$–0	–	$63,128,619		$–0	–	$63,128,619
Industrials	7,621,546		45,678,155		–0	–	53,299,701
Consumer Discretionary	12,507,894		30,181,658		–0	–	42,689,552
Energy	5,305,760		35,301,111		–0	–	40,606,871
Health Care	2,632,396		35,481,920		–0	–	38,114,316
Consumer Staples	8,491,950		27,071,522		–0	–	35,563,472
Materials	2,846,129		28,866,739		–0	–	31,712,868
Information Technology	–0	–	20,590,622		–0	–	20,590,622
Communication Services	–0	–	18,024,626		–0	–	18,024,626
Utilities	–0	–	17,650,062		–0	–	17,650,062
Real Estate	–0	–	5,196,464		–0	–	5,196,464
Rights	274,979		–0	–	–0	–	274,979
Short-Term Investments	6,942,950		–0	–	–0	–	6,942,950
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,138,487		–0	–	–0	–	6,138,487

Total Investments in Securities	52,762,091		327,171,498	(a)	–0	–	379,933,589

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	$–0	–	$2,080,395	$–0	–	$2,080,395
Liabilities:
Forward Currency Exchange Contracts	–0	–	(3,311,984)	–0	–	(3,311,984)

Total	$52,762,091		$325,939,909	$–0	–	$378,702,000

(a)	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

14

AB Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2019, there were no expenses waived by the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,554.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $1,465.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,030	$57,610	$54,697	$6,943	$35
Government Money Market Portfolio*	5,149	69,751	68,762	6,138	96

Total				$13,081	$131

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $85,238, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$98,824,968		$119,280,206
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$40,060,569
Gross unrealized depreciation	(42,865,868)

Net unrealized depreciation	$(2,805,299)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

16

AB Variable Products Series Fund

The principal type of derivative utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended June 30, 2019, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended June 30, 2019, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$2,080,395	Unrealized depreciation on forward currency exchange contracts	$3,311,984

Total		$2,080,395		$3,311,984

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(562,848)	$92,312

Total		$(562,848)	$92,312

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended June 30, 2019:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$144,565,843
Average principal amount of sale contracts	$144,764,002

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of June 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$190,499	$(24,294)	$–0	–	$–0	–	$166,205
Barclays Bank PLC	277,860	(277,860)	–0	–	–0	–	–0	–
BNP Paribas SA	88,683	–0	–	–0	–	–0	–	88,683
Citibank, NA	349,960	(349,960)	–0	–	–0	–	–0	–
Credit Suisse International	217,637	(217,637)	–0	–	–0	–	–0	–
Deutsche Bank AG	17,246	(17,246)	–0	–	–0	–	–0	–
Goldman Sachs Bank USA	63,820	(10,231)	–0	–	–0	–	53,589
JPMorgan Chase Bank, NA	57,066	(57,066)	–0	–	–0	–	–0	–
Morgan Stanley & Co., Inc.	178,910	(178,910)	–0	–	–0	–	–0	–
Natwest Markets PLC	95,649	(95,649)	–0	–	–0	–	–0	–
Standard Chartered Bank	342,928	(342,928)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	182,365	(163,263)	–0	–	–0	–	19,102
UBS AG	17,772	(17,772)	–0	–	–0	–	–0	–

Total	$2,080,395	$(1,752,816)	$–0	–	$–0	–	$327,579	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$24,294	$(24,294)	$–0	–	$–0	–	$–0	–
Barclays Bank PLC	727,322	(277,860)	–0	–	–0	–	449,462
Citibank, NA	597,679	(349,960)	(247,719)	–0	–	–0	–
Credit Suisse International	219,908	(217,637)	–0	–	–0	–	2,271
Deutsche Bank AG	166,919	(17,246)	–0	–	–0	–	149,673
Goldman Sachs Bank USA	10,231	(10,231)	–0	–	–0	–	–0	–
JPMorgan Chase Bank, NA	111,402	(57,066)	–0	–	–0	–	54,336
Morgan Stanley & Co., Inc.	336,716	(178,910)	–0	–	–0	–	157,806
Natwest Markets PLC	163,533	(95,649)	–0	–	–0	–	67,884
Standard Chartered Bank	528,890	(342,928)	–0	–	–0	–	185,962
State Street Bank & Trust Co.	163,263	(163,263)	–0	–	–0	–	–0	–
UBS AG	261,827	(17,772)	–0	–	–0	–	244,055

Total	$3,311,984	$(1,752,816)	$(247,719)	$–0	–	$1,311,449	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

18

AB Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,184,236	$6,138,487	$349,151	$0	$96,265	$1,450

*	As of June 30, 2019.

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	167,855		1,917,576	$2,221,753		$30,564,317
Shares issued in reinvestment of dividends	–0	–	76,053	–0	–	1,075,905
Shares redeemed	(819,208)		(624,835)	(10,904,742)		(9,705,915)

Net increase (decrease)	(651,353)		1,368,794	$(8,682,989)		$21,934,307

Class B
Shares sold	761,199		2,042,981	$9,868,206		$30,014,125
Shares issued in reinvestment of dividends	–0	–	304,899	–0	–	4,249,239
Shares redeemed	(1,826,028)		(3,972,067)	(24,152,506)		(60,823,829)

Net decrease	(1,064,829)		(1,624,187)	$(14,284,300)		$(26,560,465)

At June 30, 2019, certain shareholders of the Portfolio owned 51% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

20

AB Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,325,144	$9,283,368

Total taxable distributions paid	$5,325,144	$9,283,368

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$0	(a)
Other losses	(538,232	)(b)
Unrealized appreciation/(depreciation)	(45,253,892	)(c)

Total accumulated earnings/(deficit)	$(47,792,124)

(a)	During the fiscal year, the Portfolio utilized $9,408,940 of capital loss carry forwards to offset current year net realized gains. The Portfolio also had $40,760,405 of capital loss carryforwards expire during the fiscal year.

(b)	As of December 31, 2018, the Portfolio had a qualified late-year ordinary loss deferral of $538,232.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

21

INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$12.38		$16.30		$13.28		$13.52		$13.53	$14.99

Income From Investment Operations
Net investment income(a)	.20	(b)	.25	(b)	.31	(b)	.30	(b)†	.30	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.90		(3.94)		3.06		(.37)		.05	(1.40)

Net increase (decrease) in net asset value from operations	1.10		(3.69)		3.37		(.07)		.35	(.92)

Less: Dividends
Dividends from net investment income	–0	–	(.23)		(.35)		(.17)		(.36)	(.54)

Net asset value, end of period	$13.48		$12.38		$16.30		$13.28		$13.52	$13.53

Total Return
Total investment return based on net asset value(c)*	8.88%		(22.79)%		25.42%		(.50	)%†	2.59%	(6.21)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,538		$57,234		$53,014		$47,385		$48,665	$50,504
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.88	%^	.86%		.85%		.86%		.85%	.85%
Expenses, before waivers/reimbursements	.88	%^	.87%		.86%		.86%		.85%	.85%
Net investment income	3.00	%(b)^	1.65	%(b)	2.05	%(b)	2.27	%(b)†	2.09%	3.25%
Portfolio turnover rate	26%		42%		45%		64%		74%	64%

See footnote summary on page 23.

22

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$12.29		$16.15		$13.16		$13.41		$13.41	$14.86

Income From Investment Operations
Net investment income(a)	.18	(b)	.23	(b)	.27	(b)	.27	(b)†	.26	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.90		(3.92)		3.02		(.38)		.06	(1.40)

Net increase (decrease) in net asset value from operations	1.08		(3.69)		3.29		(.11)		.32	(.95)

Less: Dividends
Dividends from net investment income	–0	–	(.17)		(.30)		(.14)		(.32)	(.50)

Net asset value, end of period	$13.37		$12.29		$16.15		$13.16		$13.41	$13.41

Total Return
Total investment return based on net asset value(c)*	8.79%		(22.98)%		25.09%		(.80	)%†	2.40%	(6.46)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$322,436		$309,576		$432,885		$460,086		$550,746	$615,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13	%^	1.11%		1.10%		1.11%		1.10%	1.10%
Expenses, before waivers/reimbursements	1.13	%^	1.11%		1.11%		1.11%		1.10%	1.10%
Net investment income	2.79	%(b)^	1.50	%(b)	1.83	%(b)	2.04	%(b)†	1.85%	3.06%
Portfolio turnover rate	26%		42%		45%		64%		74%	64%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017 and December 31, 2016 by .01% and .07%, respectively.

^	Annualized.

See notes to financial statements.

23

INTERNATIONAL VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB International Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such

24

AB Variable Products Series Fund

other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the

25

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from

26

AB Variable Products Series Fund

the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services

27

INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

28

AB Variable Products Series Fund

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

29

VPS-IV-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	LARGE CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,212.40	$3.68	0.67%	$3.73	0.68%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.47	$3.36	0.67%	$3.41	0.68%

Class B
Actual	$1,000	$1,211.00	$5.04	0.92%	$5.10	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.23	$4.61	0.92%	$4.66	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Alphabet, Inc.—Class C	$37,728,082	6.8%
Microsoft Corp.	34,172,124	6.2
UnitedHealth Group, Inc.	28,497,684	5.1
Facebook, Inc.—Class A	27,569,278	5.0
Visa, Inc.—Class A	27,196,326	4.9
Monster Beverage Corp.	20,548,536	3.7
Zoetis, Inc.	20,462,020	3.7
Home Depot, Inc. (The)	19,728,034	3.6
Booking Holdings, Inc.	19,210,153	3.5
Vertex Pharmaceuticals, Inc.	16,317,886	2.9

	$251,430,123	45.4%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$125,752,292	22.8%
Information Technology	125,085,039	22.6
Consumer Discretionary	82,344,261	14.9
Communication Services	76,517,373	13.9
Consumer Staples	40,435,151	7.3
Industrials	38,442,662	7.0
Materials	13,652,001	2.5
Financials	4,402,347	0.8
Short-Term Investments	45,503,332	8.2

Total Investments	$552,134,458	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–91.4%

HEALTH CARE–22.7%
BIOTECHNOLOGY–5.3%
Biogen, Inc.(a)	15,886	$3,715,259
Regeneron Pharmaceuticals, Inc.(a)	28,983	9,071,679
Vertex Pharmaceuticals, Inc.(a)	88,984	16,317,886

		29,104,824

HEALTH CARE EQUIPMENT & SUPPLIES–7.0%
Edwards Lifesciences Corp.(a)	75,717	13,987,959
Intuitive Surgical, Inc.(a)	29,422	15,433,310
Stryker Corp.	45,954	9,447,223

		38,868,492

HEALTH CARE PROVIDERS & SERVICES–5.1%
UnitedHealth Group, Inc.	116,789	28,497,684

HEALTH CARE TECHNOLOGY–0.2%
Veeva Systems, Inc.–Class A(a)	6,816	1,104,942

LIFE SCIENCES TOOLS & SERVICES–1.4%
Illumina, Inc.(a)	10,470	3,854,530
Mettler-Toledo International, Inc.(a)	4,595	3,859,800

		7,714,330

PHARMACEUTICALS–3.7%
Zoetis, Inc.	180,298	20,462,020

		125,752,292

INFORMATION TECHNOLOGY–22.6%
COMMUNICATIONS EQUIPMENT–1.7%
Arista Networks, Inc.(a)	36,149	9,385,003

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.3%
Amphenol Corp.–Class A	25,176	2,415,385
Cognex Corp.	41,722	2,001,822
IPG Photonics Corp.(a)	16,566	2,555,306

		6,972,513

IT SERVICES–7.5%
PayPal Holdings, Inc.(a)	127,152	14,553,818
Visa, Inc.–Class A(b)	156,706	27,196,326

		41,750,144

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.4%
ASML Holding NV ADR	13,820	2,873,593
Texas Instruments, Inc.	15,410	1,768,452
Xilinx, Inc.	73,810	8,703,675

		13,345,720

SOFTWARE–8.1%
Adobe, Inc.(a)	27,830	$8,200,110
ANSYS, Inc.(a)	1,159	237,386
Aspen Technology, Inc.(a)	2,570	319,400
Microsoft Corp.	255,092	34,172,124
Paycom Software, Inc.(a)(b)	9,309	2,110,536

		45,039,556

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.6%
Apple, Inc.	43,412	8,592,103

		125,085,039

CONSUMER DISCRETIONARY–14.8%
DIVERSIFIED CONSUMER SERVICES–0.2%
Bright Horizons Family Solutions, Inc.(a)	9,700	1,463,439

HOTELS, RESTAURANTS & LEISURE–0.2%
Domino’s Pizza, Inc.	3,580	996,243

INTERNET & DIRECT MARKETING RETAIL–3.5%
Booking Holdings, Inc.(a)	10,247	19,210,153

SPECIALTY RETAIL–8.6%
Burlington Stores, Inc.(a)	49,220	8,374,783
Five Below, Inc.(a)	3,340	400,867
Home Depot, Inc. (The)	94,860	19,728,034
TJX Cos., Inc. (The)	166,668	8,813,404
Ulta Salon Cosmetics & Fragrance, Inc.(a)	29,925	10,380,683

		47,697,771

TEXTILES, APPAREL & LUXURY GOODS–2.3%
NIKE, Inc.–Class B	154,576	12,976,655

		82,344,261

COMMUNICATION SERVICES–13.8%
ENTERTAINMENT–2.0%
Electronic Arts, Inc.(a)	110,804	11,220,013

INTERACTIVE MEDIA & SERVICES–11.8%
Alphabet, Inc.–Class C(a)	34,904	37,728,082
Facebook, Inc.–Class A(a)	142,846	27,569,278

		65,297,360

		76,517,373

CONSUMER STAPLES–7.3%
BEVERAGES–4.4%
Constellation Brands, Inc.–Class A	20,220	3,982,127
Monster Beverage Corp.(a)	321,926	20,548,536

		24,530,663

3

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD & STAPLES RETAILING–2.9%
Costco Wholesale Corp.	60,185	$15,904,488

		40,435,151

INDUSTRIALS–6.9%
BUILDING PRODUCTS–2.5%
Allegion PLC	87,179	9,637,638
AO Smith Corp.	88,955	4,195,118

		13,832,756

COMMERCIAL SERVICES & SUPPLIES–1.5%
Copart, Inc.(a)	114,608	8,565,802

ELECTRICAL EQUIPMENT–0.8%
AMETEK, Inc.	40,520	3,680,837
Rockwell Automation, Inc.	3,510	575,043

		4,255,880

INDUSTRIAL CONGLOMERATES–1.1%
Roper Technologies, Inc.	17,504	6,411,015

MACHINERY–0.6%
IDEX Corp.	19,340	3,329,188

TRADING COMPANIES & DISTRIBUTORS–0.4%
Fastenal Co.(b)	62,842	2,048,021

		38,442,662

MATERIALS–2.5%
CHEMICALS–2.5%
Sherwin-Williams Co. (The)	29,789	13,652,001

FINANCIALS–0.8%
CAPITAL MARKETS–0.8%
MarketAxess Holdings, Inc.	6,156	1,978,661
S&P Global, Inc.	10,640	2,423,686

		4,402,347

Total Common Stocks (cost $325,833,807)		506,631,126

SHORT-TERM INVESTMENTS–8.2%
INVESTMENT COMPANIES–8.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(c)(d)(e) (cost $45,503,332)	45,503,332	$45,503,332

TOTAL INVESTMENTS–99.6% (cost $371,337,139)		552,134,458
Other assets less liabilities–0.4%		2,186,255

NET ASSETS–100.0%		$554,320,713

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

4

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $325,833,807)	$506,631,126	(a)
Affiliated issuers (cost $45,503,332)	45,503,332
Cash	24,717
Receivable for investment securities sold	3,665,447
Receivable for capital stock sold	155,493
Affiliated dividends receivable	75,910
Unaffiliated dividends and interest receivable	68,497

Total assets	556,124,522

LIABILITIES
Payable for investment securities purchased	1,122,694
Advisory fee payable	246,928
Payable for capital stock redeemed	175,940
Distribution fee payable	56,820
Administrative fee payable	34,397
Directors’ fees payable	6,504
Transfer Agent fee payable	58
Accrued expenses and other liabilities	160,468

Total liabilities	1,803,809

NET ASSETS	$554,320,713

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,121
Additional paid-in capital	281,133,624
Distributable earnings	273,177,968

	$554,320,713

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$251,625,571	4,010,396	$62.74

B	$302,695,142	5,110,662	$59.23

(a)	Includes securities on loan with a value of $31,354,884 (see Note E).

See notes to financial statements.

5

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,098)	$1,512,675
Affiliated issuers	439,706
Interest	513
Securities lending income	9,095

1,961,989

EXPENSES
Advisory fee (see Note B)	1,434,594
Distribution fee—Class B	323,037
Transfer agency—Class A	1,810
Transfer agency—Class B	2,125
Custodian	53,331
Administrative	35,132
Printing	30,808
Audit and tax	21,347
Legal	20,583
Directors’ fees	12,066
Miscellaneous	12,741

Total expenses	1,947,574
Less: expenses waived and reimbursed by the Adviser (see Note B)	(18,671)

Net expenses	1,928,903

Net investment income	33,086

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	23,163,393
Net change in unrealized appreciation/depreciation of investments	62,658,921

Net gain on investment transactions	85,822,314

NET INCREASE IN NET ASSETS FROM OPERATIONS	$85,855,400

See notes to financial statements.

6

LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$33,086		$(406,254)
Net realized gain on investment transactions	23,163,393		70,143,110
Net change in unrealized appreciation/depreciation of investments	62,658,921		(58,055,525)

Net increase in net assets from operations	85,855,400		11,681,331
Distributions to Shareholders
Class A	–0	–	(23,052,799)
Class B	–0	–	(27,070,582)
CAPITAL STOCK TRANSACTIONS
Net increase	59,538,892		18,042,010

Total increase (decrease)	145,394,292		(20,400,040)
NET ASSETS
Beginning of period	408,926,421		429,326,461

End of period	$554,320,713		$408,926,421

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Large Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Portfolio acquired the assets and liabilities of AB Growth Portfolio (the “Acquired Portfolio”), a reorganization that was effective at the close of business April 26, 2019 (the “Reorganization”). The Reorganization was approved by the Fund’s Board of Directors pursuant to a Plan of Acquisition and Liquidation (the “Reorganization Agreement”) (see Note J for additional information). The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but

8

AB Variable Products Series Fund

are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$506,631,126		$–0	–	$–0	–	$506,631,126
Short-Term Investments	45,503,332		–0	–	–0	–	45,503,332

Total Investments in Securities	552,134,458		–0	–	–0	–	552,134,458
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$552,134,458		$–0	–	$–0	–	$552,134,458

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

9

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common

10

AB Variable Products Series Fund

stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,132.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $18,671.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$22,378	$59,239	$36,114	$45,503	$440

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $22,970, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$110,820,610		$102,598,762
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$182,494,841
Gross unrealized depreciation	(1,697,522)

Net unrealized appreciation	$180,797,319

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with

12

AB Variable Products Series Fund

respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$31,354,884	$0	$31,571,896	$9,095	$0	$0

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018		Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	47,444		131,142		$2,861,558		$7,751,764
Shares issued in reinvestment of distributions	–0	–	401,687		–0	–	23,052,799
Shares issued in connection with the Reorganization	574,265		–0	–	35,749,507		–0	–
Shares redeemed	(300,436)		(542,535)		(17,738,630)		(31,574,803)

Net increase (decrease)	321,273		(9,706)		$20,872,435		$(770,240)

Class B
Shares sold	180,998		453,785		$10,123,229		$25,080,408
Shares issued in reinvestment of distributions	–0	–	498,629		–0	–	27,070,582
Share issued in connection with the Reorganization	739,816		–0	–	43,494,004		–0	–
Shares redeemed	(268,063)		(608,637)		(14,950,776)		(33,338,740)

Net increase	652,751		343,777		$38,666,457		$18,812,250

At June 30, 2019, certain shareholders of the Portfolio owned 61% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$581,143	$–0	–
Net long-term capital gains	49,542,238	25,099,310

Total taxable distributions	$50,123,381	$25,099,310

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,266,247
Undistributed capital gains	66,227,880
Unrealized appreciation/(depreciation)	92,106,042	(a)

Total accumulated earnings/(deficit)	$161,600,169

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

14

AB Variable Products Series Fund

NOTE J: Merger and Reorganization

At a meeting held on November 6-8, 2018, the Board of the Fund approved the acquisition of the assets and assumption of the liabilities of the Acquired Portfolio by the Portfolio, each a series of the Fund. The Reorganization was completed at the close of business April 26, 2019. Pursuant to the Reorganization, the assets and liabilities of the Acquired Portfolio shares were transferred in exchange for the shares of the same class of the Portfolio, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
The Acquired Portfolio	2,572,557	–0	–	$79,243,511	+	$–0	–
The Portfolio	7,930,514	9,244,595		$478,400,346	++	$557,643,857

+	Includes accumulated net investment loss of $277,056, accumulated realized gain on investments of $1,407,147 and unrealized appreciation on investments of $25,722,398, with a fair value of $68,435,317 and identified cost of $42,712,919.

++	Includes accumulated net investment loss of $150,739, accumulated realized gain on investments of $84,360,216 and unrealized appreciation on investments of $159,235,619, with a fair value of $478,656,041 and identified cost of $319,420,422.

Assuming the acquisition of the Acquired Portfolio had been completed on January 1, 2019, the Portfolio’s pro forma results of operations for the six months ended June 30, 2019, are as follows:

Net investment loss	$(243,970)
Net realized and unrealized gain on investments	115,579,487

Net increase in net assets resulting from operations	$115,335,517

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE L: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$51.75	$56.34	$45.22	$49.50	$48.83	$42.78

Income From Investment Operations
Net investment income (loss) (a)	.04	(b)	.02	(b)	.02	(b)	(.03	)(b)†	.02	.02
Net realized and unrealized gain on investment transactions	10.95	2.09	14.10	1.44	5.33	6.03
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase in net asset value from operations	10.99	2.11	14.12	1.41	5.35	6.05

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(6.70)	(3.00)	(5.69)	(4.68)	–0	–

Net asset value, end of period	$62.74	$51.75	$56.34	$45.22	$49.50	$48.83

Total Return
Total investment return based on net asset value (d)*	21.24%	2.58%	31.98%	2.63	%†	11.11%	14.14%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$251,626	$190,899	$208,392	$178,136	$191,568	$189,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.67	%^	.68%	.70%	.85%	.82%	.83%
Expenses, before waivers/reimbursements (e)‡	.68	%^	.68%	.70%	.85%	.82%	.83%
Net investment income (loss)	.15	%(b)^	.04	%(b)	.03	%(b)	(.07	)%(b)†	.04%	.04%
Portfolio turnover rate	23%	46%	48%	59%	65%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	0%	0%	0%	0%	0%

See footnote summary on page 18.

16

AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
2018	2017	2016	2015	2014
Net asset value, beginning of period	$48.91	$53.70	$43.32	$47.77	$47.38	$41.62

Income From Investment Operations
Net investment loss (a)	(.03	)(b)	(.12	)(b)	(.11	)(b)	(.14	)(b)†	(.10)	(.09)
Net realized and unrealized gain on investment transactions	10.35	2.03	13.49	1.38	5.17	5.85
Contributions from Affiliates	–0	–	–0	–	–0	–	.00	(c)	–0	–	–0	–

Net increase in net asset value from operations	10.32	1.91	13.38	1.24	5.07	5.76

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(6.70)	(3.00)	(5.69)	(4.68)	–0	–

Net asset value, end of period	$59.23	$48.91	$53.70	$43.32	$47.77	$47.38

Total Return
Total investment return based on net asset value (d)*	21.10%	2.32%	31.67%	2.36	%†	10.86%	13.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302,695	$218,027	$220,934	$202,903	$267,171	$237,452
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)‡	.92	%^	.93%	.95%	1.10%	1.07%	1.08%
Expenses, before waivers/reimbursements (e)‡	.93	%^	.93%	.95%	1.10%	1.07%	1.08%
Net investment loss	(.10	)%(b)^	(.21	)%(b)	(.21	)%(b)	(.32	)%(b)†	(.21)%	(.21)%
Portfolio turnover rate	23%	46%	48%	59%	65%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	0%	0%	0%	0%	0%

See footnote summary on page 18.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended and the year ended June 30, 2019, such waiver amounted to .01% (annualized).

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.005	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2019 and years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .02%, .03%, .01%, .09% and .02%, respectively.

^	Annualized.

See notes to financial statements.

18

LARGE CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Large Cap Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

19

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

20

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

21

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Large Cap Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the

22

AB Variable Products Series Fund

directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

23

LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

24

VPS-LCG-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS SERIES FUND, INC.

+	SMALL CAP GROWTH PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,307.00	$5.15	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.33	$4.51	0.90%

Class B
Actual	$1,000	$1,305.40	$6.57	1.15%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.09	$5.76	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Strategic Education, Inc.	$1,450,700	1.8%
Tetra Tech, Inc.	1,367,948	1.7
Chegg, Inc.	1,360,298	1.7
Ingevity Corp.	1,319,252	1.7
Trupanion, Inc.	1,287,998	1.6
Teladoc Health, Inc.	1,287,026	1.6
LHC Group, Inc.	1,286,681	1.6
Rapid7, Inc.	1,238,528	1.6
Novanta, Inc.	1,210,812	1.5
Chart Industries, Inc.	1,199,174	1.5

	$13,008,417	16.3%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Health Care	$19,849,545	24.9%
Information Technology	16,666,593	20.9
Consumer Discretionary	15,948,909	20.0
Industrials	13,732,951	17.2
Financials	6,521,246	8.2
Consumer Staples	2,235,501	2.8
Materials	1,319,252	1.6
Energy	1,000,466	1.3
Short-Term	2,493,144	3.1

Total Investments	$79,767,607	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.1%

HEALTH CARE–24.9%
BIOTECHNOLOGY–12.5%
Aimmune Therapeutics, Inc.(a)(b)	16,403	$341,510
Allakos, Inc.(a)(b)	8,628	373,851
Allogene Therapeutics, Inc.(a)(b)	11,471	307,996
Arena Pharmaceuticals, Inc.(a)	8,300	486,629
Array BioPharma, Inc.(a)(b)	15,135	701,205
Ascendis Pharma A/S (Sponsored ADR)(a)(b)	3,871	445,746
BeiGene Ltd. (Sponsored ADR)(a)(b)	2,847	352,886
Biohaven Pharmaceutical Holding Co., Ltd.(a)	10,438	457,080
Blueprint Medicines Corp.(a)	8,302	783,128
Exact Sciences Corp.(a)(b)	7,535	889,431
Gossamer Bio, Inc.(a)	12,405	275,143
Invitae Corp.(a)(b)	34,360	807,460
Iovance Biotherapeutics, Inc.(a)(b)	16,933	415,197
Madrigal Pharmaceuticals, Inc.(a)(b)	2,500	262,025
Neurocrine Biosciences, Inc.(a)	7,100	599,453
NextCure, Inc.(a)	12,852	192,523
NuCana PLC (ADR)(a)(b)	10,566	109,675
Rubius Therapeutics, Inc.(a)(b)	19,300	303,589
Sage Therapeutics, Inc.(a)(b)	2,136	391,080
Sarepta Therapeutics, Inc.(a)(b)	2,080	316,056
Turning Point Therapeutics–Class I(a)(b)	6,861	279,243
Ultragenyx Pharmaceutical, Inc.(a)(b)	9,113	578,676
Y-mAbs Therapeutics, Inc.(a)(b)	12,785	292,393

		9,961,975

HEALTH CARE EQUIPMENT & SUPPLIES–4.7%
Insulet Corp.(a)(b)	7,170	855,955
iRhythm Technologies, Inc.(a)(b)	13,658	1,080,075
Penumbra, Inc.(a)(b)	5,613	898,080
Tactile Systems Technology, Inc.(a)	16,059	914,078

		3,748,188

HEALTH CARE PROVIDERS & SERVICES–2.4%
Guardant Health, Inc.(a)(b)	7,562	652,827
LHC Group, Inc.(a)	10,760	1,286,681

		1,939,508

HEALTH CARE TECHNOLOGY–2.4%
Teladoc Health, Inc.(a)(b)	19,380	1,287,026
Vocera Communications, Inc.(a)	20,077	640,858

		1,927,884

LIFE SCIENCES TOOLS & SERVICES–1.4%
ICON PLC(a)	6,987	1,075,788

PHARMACEUTICALS–1.5%
Aerie Pharmaceuticals, Inc.(a)(b)	9,025	$266,689
Axsome Therapeutics, Inc.(a)(b)	13,470	346,852
GW Pharmaceuticals PLC (Sponsored ADR)(a)(b)	2,178	375,465
Revance Therapeutics, Inc.(a)	15,975	207,196

		1,196,202

		19,849,545

INFORMATION TECHNOLOGY–20.9%
COMMUNICATIONS EQUIPMENT–0.7%
Ciena Corp.(a)	14,085	579,316

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.5%
Littelfuse, Inc.	4,190	741,253
Novanta, Inc.(a)	12,840	1,210,812

		1,952,065

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.9%
Cree, Inc.(a)(b)	8,801	494,440
Monolithic Power Systems, Inc.(b)	5,761	782,228
Silicon Laboratories, Inc.(a)	10,884	1,125,406
Universal Display Corp.(b)	3,861	726,100

		3,128,174

SOFTWARE–13.8%
Altair Engineering, Inc.–Class A(a)(b)	23,732	958,535
Anaplan, Inc.(a)(b)	12,579	634,862
Aspen Technology, Inc.(a)	9,603	1,193,461
Avalara, Inc.(a)	15,390	1,111,158
Five9, Inc.(a)	22,172	1,137,202
Guidewire Software, Inc.(a)	5,286	535,895
HubSpot, Inc.(a)	6,080	1,036,761
New Relic, Inc.(a)	8,346	722,012
Rapid7, Inc.(a)	21,413	1,238,528
RingCentral, Inc–Class A(a)	7,780	894,078
Smartsheet, Inc–Class A(a)	14,598	706,543
Trade Desk, Inc. (The)– Class A(a)(b)	3,679	838,003

		11,007,038

		16,666,593

CONSUMER DISCRETIONARY–20.0%
DISTRIBUTORS–1.4%
Pool Corp.	5,947	1,135,877

DIVERSIFIED CONSUMER SERVICES–6.4%
Bright Horizons Family Solutions, Inc.(a)	7,845	1,183,575
Chegg, Inc.(a)	35,250	1,360,298

3

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Grand Canyon Education, Inc.(a)	9,124	$1,067,690
Strategic Education, Inc.	8,150	1,450,700

		5,062,263

HOTELS, RESTAURANTS & LEISURE–4.7%
Hilton Grand Vacations, Inc.(a)	20,328	646,837
OneSpaWorld Holdings Ltd.(a)(b)	49,330	764,615
Planet Fitness, Inc.(a)	15,786	1,143,538
Wingstop, Inc.	12,506	1,184,943

		3,739,933

HOUSEHOLD DURABLES–2.1%
Lovesac Co. (The)(a)	21,109	655,856
Skyline Champion Corp.	37,436	1,024,998

		1,680,854

INTERNET & DIRECT MARKETING RETAIL–2.1%
Etsy, Inc.(a)	14,276	876,118
GrubHub, Inc.(a)(b)	9,770	761,962
Realreal, Inc. (The)(a)	1,415	40,894

		1,678,974

MULTILINE RETAIL–1.2%
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	10,742	935,736

SPECIALTY RETAIL–2.1%
Five Below, Inc.(a)	7,982	958,000
Sleep Number Corp.(a)	18,749	757,272

		1,715,272

		15,948,909

INDUSTRIALS–17.3%
AEROSPACE & DEFENSE–4.0%
Axon Enterprise, Inc.(a)	14,550	934,256
Hexcel Corp.	13,334	1,078,454
Mercury Systems, Inc.(a)	16,500	1,160,775

		3,173,485

BUILDING PRODUCTS–1.2%
Armstrong World Industries, Inc.	9,861	958,489

COMMERCIAL SERVICES & SUPPLIES–1.7%
Tetra Tech, Inc.	17,415	1,367,948

INDUSTRIAL CONGLOMERATES–1.1%
Carlisle Cos., Inc.	6,302	884,864

MACHINERY–5.8%
Chart Industries, Inc.(a)	15,598	1,199,174
Gardner Denver Holdings, Inc.(a)	20,939	724,490
IDEX Corp.	5,072	873,094
Nordson Corp.	5,930	837,968
RBC Bearings, Inc.(a)	5,993	999,692

		4,634,418

ROAD & RAIL–1.7%
Knight-Swift Transportation Holdings, Inc.(b)	18,567	609,740

Saia, Inc.(a)	11,030	$713,310

		1,323,050

TRADING COMPANIES & DISTRIBUTORS–1.8%
H&E Equipment Services, Inc.	22,276	648,009
SiteOne Landscape Supply, Inc.(a)(b)	10,717	742,688

		1,390,697

		13,732,951

FINANCIALS–8.2%
BANKS–2.7%
Cadence BanCorp	30,820	641,056
Western Alliance Bancorp(a)	17,562	785,373
Wintrust Financial Corp.	9,780	715,505

		2,141,934

CAPITAL MARKETS–3.4%
Hamilton Lane, Inc.–Class A	20,072	1,145,309
Houlihan Lokey, Inc.	17,770	791,298
Stifel Financial Corp.	13,387	790,636

		2,727,243

DIVERSIFIED FINANCIAL SERVICES–0.5%
Ranpak Holdings Corp.(a)(c)	41,138	364,071

INSURANCE–1.6%
Trupanion, Inc.(a)(b)	35,649	1,287,998

		6,521,246

CONSUMER STAPLES–2.8%
FOOD & STAPLES RETAILING–1.5%
Chefs’ Warehouse, Inc. (The)(a)	33,221	1,165,060

FOOD PRODUCTS–1.3%
Freshpet, Inc.(a)	23,521	1,070,441

		2,235,501

MATERIALS–1.7%
CHEMICALS–1.7%
Ingevity Corp.(a)	12,544	1,319,252

ENERGY–1.3%
ENERGY EQUIPMENT & SERVICES–0.3%
Oil States International, Inc.(a)	12,941	236,820

OIL, GAS & CONSUMABLE FUELS–1.0%
Magnolia Oil & Gas Corp.(a)(b)	25,950	300,501
Matador Resources Co.(a)(b)	23,297	463,145

		763,646

		1,000,466

Total Common Stocks (cost $59,071,503)		77,274,463

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–3.1%
INVESTMENT COMPANIES–3.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(d)(e)(f) (cost $2,493,144)	2,493,144	$2,493,144

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.2% (cost $61,564,647)		79,767,607

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–5.8%
INVESTMENT COMPANIES–5.8%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 2.33%(d)(e)(f) (cost $4,636,642)	4,636,642	4,636,642

TOTAL INVESTMENTS–106.0% (cost $66,201,289)		84,404,249
Other assets less liabilities–(6.0)%		(4,773,246)

NET ASSETS–100.0%		$79,631,003

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Illiquid security.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $59,071,503)	$77,274,463	(a)
Affiliated issuers (cost $7,129,786—including investment of cash collateral for securities loaned of $4,636,642)	7,129,786
Receivable for investment securities sold	279,549
Unaffiliated dividends receivable	22,741
Receivable for capital stock sold	13,041
Affiliated dividends receivable	5,120

Total assets	84,724,700

LIABILITIES
Payable for collateral received on securities loaned	4,636,642
Payable for investment securities purchased	316,385
Administrative fee payable	34,744
Advisory fee payable	29,173
Distribution fee payable	9,335
Payable for capital stock redeemed	9,129
Directors’ fees payable	6,504
Transfer Agent fee payable	58
Accrued expenses	51,727

Total liabilities	5,093,697

NET ASSETS	$79,631,003

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,919
Additional paid-in capital	49,428,992
Distributable earnings	30,198,092

	$79,631,003

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$28,817,213	1,329,440	$21.68

B	$50,813,790	2,589,210	$19.63

(a)	Includes securities on loan with a value of $20,912,887 (see Note E).

See notes to financial statements.

6

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$116,824
Affiliated issuers	53,461
Interest	41
Securities lending income	27,609

197,935

EXPENSES
Advisory fee (see Note B)	274,927
Distribution fee—Class B	58,302
Transfer agency—Class A	806
Transfer agency—Class B	1,409
Custodian	49,568
Administrative	35,517
Audit and tax	20,590
Legal	13,875
Directors’ fees	12,066
Printing	10,898
Miscellaneous	2,890

Total expenses	480,848
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(94,075)

Net expenses	386,773

Net investment loss	(188,838)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	3,398,670
Net change in unrealized appreciation/depreciation of investments	15,661,684

Net gain on investment transactions	19,060,354

NET INCREASE IN NET ASSETS FROM OPERATIONS	$18,871,516

See notes to financial statements.

7

SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(188,838)		$(539,704)
Net realized gain on investment transactions	3,398,670		9,717,843
Net change in unrealized appreciation/depreciation of investments	15,661,684		(11,367,796)

Net increase (decrease) in net assets from operations	18,871,516		(2,189,657)
Distributions to Shareholders
Class A	–0	–	(1,292,890)
Class B	–0	–	(2,385,487)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(2,060,600)		19,253,347

Total increase	16,810,916		13,385,313
NET ASSETS
Beginning of period	62,820,087		49,434,774

End of period	$79,631,003		$62,820,087

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small Cap Growth Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investors except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. Effective August 10, 2015, the Portfolio reopened to new investors.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures

9

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$77,274,463		$–0	–	$–0	–	$77,274,463
Short-Term Investments	2,493,144		–0	–	–0	–	2,493,144
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,636,642		–0	–	–0	–	4,636,642

Total Investments in Securities	84,404,249		–0	–	–0	–	84,404,249
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$84,404,249		$–0	–	$–0	–	$84,404,249

10

AB Variable Products Series Fund

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective September 4, 2018, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest,

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .90% and 1.15% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2019, such reimbursements/waivers amounted to $92,633. This fee waiver and/or expense reimbursement agreement extends through May 1, 2020 and then may be extended by the Adviser for additional one-year terms.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,517.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $1,024.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,148	$15,623	$14,278	$2,493	$24
Government Money Market Portfolio*	2,447	15,016	12,826	4,637	29

Total				$7,130	$53

*	Investments of cash collateral for securities lending transactions (see Note E).

12

AB Variable Products Series Fund

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $19,975, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$25,423,343		$28,792,524
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$19,605,857
Gross unrealized depreciation	(1,402,897)

Net unrealized appreciation	$18,202,960

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$20,912,887	$4,636,642	$16,343,711	$27,609	$29,442	$418

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	55,940		117,606	$1,123,485		$2,295,761
Shares issued in reinvestment of distributions	–0	–	64,580	–0	–	1,292,890
Shares redeemed	(97,423)		(296,890)	(1,938,833)		(5,668,570)

Net decrease	(41,483)		(114,704)	$(815,348)		$(2,079,919)

Class B
Shares sold	420,236		1,857,692	$7,648,968		$32,182,622
Shares issued in reinvestment of distributions	–0	–	131,359	–0	–	2,385,487
Shares redeemed	(499,431)		(782,656)	(8,894,220)		(13,234,843)

Net increase (decrease)	(79,195)		1,206,395	$(1,245,252)		$21,333,266

14

AB Variable Products Series Fund

At June 30, 2019, certain shareholders of the Portfolio owned 74% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Net long-term capital gains	$3,678,377	$–0	–

Total taxable distributions	$3,678,377	$–0	–

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$9,909,720
Unrealized appreciation/(depreciation)	1,416,860	(a)

Total accumulated earnings/(deficit)	$11,326,580

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”)

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$16.58		$17.53		$13.07		$17.31		$20.97	$23.47

Income From Investment Operations
Net investment loss (a)	(.04	)(b)	(.13	)(b)	(.18	)(b)	(.12	)(b)†	(.19)	(.15)
Net realized and unrealized gain (loss) on investment transactions	5.14		.14	+	4.64		1.05		.18	(.30)

Net increase (decrease) in net asset value from operations	5.10		.01		4.46		.93		(.01)	(.45)

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(.96)		–0	–	(5.17)		(3.65)	(2.05)

Net asset value, end of period	$21.68		$16.58		$17.53		$13.07		$17.31	$20.97

Total Return
Total investment return based on net asset value (c)*	30.70%		(.89)%		34.12%		6.46	%†	(1.25)%	(1.81)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,817		$22,724		$26,039		$22,405		$25,033	$28,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	.90	%^	1.06%		1.38%		1.48%		1.31%	1.11%
Expenses, before waivers/reimbursements (d)	1.15	%^	1.15%		1.38%		1.49%		1.31%	1.11%
Net investment loss	(.36	)%(b)^	(.65	)%(b)	(1.19	)%(b)	(.83	)%(b)†	(.92)%	(.67)%
Portfolio turnover rate	36%		73%		69%		60%		72%	84%

See footnote summary on page 19.

17

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$15.03		$16.00		$11.96		$16.30		$20.00	$22.54

Income From Investment Operations
Net investment loss (a)	(.05	)(b)	(.16	)(b)	(.20	)(b)	(.15	)(b)†	(.22)	(.19)
Net realized and unrealized gain (loss) on investment transactions	4.65		.15	+	4.24		.98		.17	(.30)

Net increase (decrease) in net asset value from operations	4.60		(.01)		4.04		.83		(.05)	(.49)

Less: Distributions
Distributions from net realized gain on investment transactions	–0	–	(.96)		–0	–	(5.17)		(3.65)	(2.05)

Net asset value, end of period	$19.63		$15.03		$16.00		$11.96		$16.30	$20.00

Total Return
Total investment return based on net asset value (c)*	30.54%		(1.11)%		33.78%		6.22	%†	(1.53)%	(2.08)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,814		$40,096		$23,396		$15,094		$19,857	$59,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (d)	1.15	%^	1.30%		1.61%		1.73%		1.48%	1.34%
Expenses, before waivers/reimbursements (d)	1.40	%^	1.40%		1.62%		1.74%		1.48%	1.34%
Net investment loss	(.61	)%(b)^	(.88	)%(b)	(1.42	)%(b)	(1.08	)%(b)†	(1.10)%	(.89)%
Portfolio turnover rate	36%		73%		69%		60%		72%	84%

See footnote summary on page 19.

18

AB Variable Products Series Fund

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the years ended December 31, 2018 and December 31, 2017, such waiver amounted to .01% and .01%, respectively.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.004	.03%	.03%

+	Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018, December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 by .05%, .03%, .08%, .02% and .01%, respectively.

^	Annualized.

See notes to financial statements.

19

SMALL CAP GROWTH PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Small Cap Growth Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of

20

AB Variable Products Series Fund

the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

21

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

22

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Growth Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

23

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

24

AB Variable Products Series Fund

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

25

SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

26

VPS-SCG-0152-0619

JUN    06.30.19

SEMI-ANNUAL REPORT

AB VARIABLE PRODUCTS

SERIES FUND, INC.

+	SMALL/MID CAP VALUE PORTFOLIO

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead of delivering paper copies of the reports, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO

EXPENSE EXAMPLE (unaudited)	AB Variable Products Series Fund

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,140.00	$4.35	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.73	$4.11	0.82%

Class B
Actual	$1,000	$1,139.10	$5.68	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.49	$5.36	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

1

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS[1]

June 30, 2019 (unaudited)	AB Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Reinsurance Group of America, Inc.—Class A	$11,839,400	1.9%
Everest Re Group Ltd.	11,322,327	1.8
Camden Property Trust	10,503,409	1.7
US Foods Holding Corp.	10,113,285	1.6
Alaska Air Group, Inc.	10,090,302	1.6
CubeSmart	9,955,890	1.6
Zions Bancorp NA	9,934,347	1.6
Nomad Foods Ltd.	9,867,209	1.6
Sotheby’s	9,742,995	1.6
Sun Communities, Inc.	9,736,030	1.5

	$103,105,194	16.5%

SECTOR BREAKDOWN2

June 30, 2019 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$141,197,766	22.5%
Industrials	87,825,777	14.0
Information Technology	86,093,313	13.7
Real Estate	80,208,167	12.8
Consumer Discretionary	67,658,772	10.8
Materials	37,864,631	6.0
Utilities	35,573,947	5.7
Energy	32,343,038	5.1
Consumer Staples	31,158,832	5.0
Health Care	17,647,835	2.8
Communication Services	6,623,535	1.0
Short-Term Investments	3,952,393	0.6

Total Investments	$628,148,006	100.0%

1	Long-term investments.

2	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%
FINANCIALS–22.6%
BANKS–9.9%
Associated Banc-Corp.	306,390	$6,477,085
Comerica, Inc.	100,050	7,267,632
Sterling Bancorp./DE	373,430	7,946,590
Synovus Financial Corp.	219,242	7,673,470
Texas Capital Bancshares, Inc.(a)	122,097	7,493,093
Umpqua Holdings Corp.	486,633	8,073,241
Webster Financial Corp.	147,213	7,032,365
Zions Bancorp NA	216,058	9,934,347

		61,897,823

CONSUMER FINANCE–0.8%
OneMain Holdings, Inc.	156,706	5,298,230

INSURANCE–9.4%
American Financial Group, Inc./OH	74,420	7,625,818
Everest Re Group Ltd.	45,806	11,322,327
First American Financial Corp.	135,960	7,301,052
Hanover Insurance Group, Inc. (The)	37,760	4,844,608
Kemper Corp.	46,831	4,041,047
Old Republic International Corp.	261,658	5,855,906
Reinsurance Group of America, Inc.–Class A	75,879	11,839,400
Selective Insurance Group, Inc.	75,855	5,680,781

		58,510,939

THRIFTS & MORTGAGE FINANCE–2.5%
BankUnited, Inc.	253,728	8,560,783
Essent Group Ltd.(a)	147,478	6,929,991

		15,490,774

		141,197,766

INDUSTRIALS–14.0%
AEROSPACE & DEFENSE–0.9%
AAR Corp.	150,571	5,539,507

AIR FREIGHT & LOGISTICS–0.4%
Atlas Air Worldwide Holdings, Inc.(a)	59,656	2,663,044

AIRLINES–3.9%
Alaska Air Group, Inc.	157,883	10,090,302
Hawaiian Holdings, Inc.	220,076	6,036,685
SkyWest, Inc.	139,861	8,485,367

		24,612,354

BUILDING PRODUCTS–0.5%
Masonite International Corp.(a)	56,857	2,995,227

COMMERCIAL SERVICES & SUPPLIES–0.7%
Steelcase, Inc.–Class A	243,845	4,169,750

CONSTRUCTION & ENGINEERING–2.4%
Granite Construction, Inc.	85,606	4,124,497

Company	Shares	U.S. $ Value

Quanta Services, Inc.	190,671	$7,281,725
Tutor Perini Corp.(a)	263,480	3,654,468

		15,060,690

ELECTRICAL EQUIPMENT–2.2%
EnerSys	104,420	7,152,770
Regal Beloit Corp.	83,292	6,805,789

		13,958,559

MACHINERY–1.6%
Kennametal, Inc.	130,675	4,833,668
Terex Corp.	169,600	5,325,440

		10,159,108

TRADING COMPANIES & DISTRIBUTORS–1.4%
BMC Stock Holdings, Inc.(a)	176,170	3,734,804
MRC Global, Inc.(a)	288,127	4,932,734

		8,667,538

		87,825,777

INFORMATION TECHNOLOGY–13.8%
COMMUNICATIONS EQUIPMENT–1.5%
Finisar Corp.(a)	137,123	3,136,003
NetScout Systems, Inc.(a)	250,030	6,348,262

		9,484,265

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.9%
Avnet, Inc.	188,680	8,541,543
TTM Technologies, Inc.(a)	327,648	3,342,010

		11,883,553

IT SERVICES–2.8%
Amdocs Ltd.	109,300	6,786,437
Booz Allen Hamilton Holding Corp.	57,720	3,821,641
Genpact Ltd.	175,163	6,671,959

		17,280,037

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
Cypress Semiconductor Corp.	362,425	8,060,332
Kulicke & Soffa Industries, Inc.	195,718	4,413,441
MaxLinear, Inc.–Class A(a)	244,379	5,728,244

		18,202,017

SOFTWARE–3.2%
CommVault Systems, Inc.(a)	114,980	5,705,307
Nuance Communications, Inc.(a)	509,844	8,142,209
Verint Systems, Inc.(a)	116,585	6,269,941

		20,117,457

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS–1.5%
NCR Corp.(a)	293,440	9,125,984

		86,093,313

3

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AB Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE–12.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)–12.8%
American Campus Communities, Inc.	182,176	$8,409,244
Americold Realty Trust	116,080	3,763,314
Camden Property Trust	100,617	10,503,409
Cousins Properties, Inc.	145,175	5,250,980
CubeSmart	297,724	9,955,890
Easterly Government Properties, Inc.	97,987	1,774,545
Empire State Realty Trust, Inc.–Class A	496,792	7,357,489
MGM Growth Properties LLC–Class A	240,200	7,362,130
Park Hotels & Resorts, Inc.	259,505	7,151,958
STAG Industrial, Inc.	295,740	8,943,178
Sun Communities, Inc.	75,950	9,736,030

		80,208,167

CONSUMER DISCRETIONARY–10.8%
AUTO COMPONENTS–2.3%
Cooper-Standard Holdings, Inc.(a)	78,368	3,590,822
Dana, Inc.	251,286	5,010,643
Lear Corp.	41,034	5,714,805

		14,316,270

DIVERSIFIED CONSUMER SERVICES–2.0%
Houghton Mifflin Harcourt Co.(a)	489,525	2,819,664
Sotheby’s(a)(b)	167,607	9,742,995

		12,562,659

HOTELS, RESTAURANTS & LEISURE–0.8%
Bloomin’ Brands, Inc.	270,648	5,117,954

HOUSEHOLD DURABLES–2.4%
Lennar Corp.–Class A	144,593	7,006,977
Taylor Morrison Home Corp.–Class A(a)	376,933	7,900,515

		14,907,492

LEISURE PRODUCTS–0.6%
Callaway Golf Co.	222,081	3,810,910

SPECIALTY RETAIL–0.9%
Michaels Cos., Inc. (The)(a)(b)	371,610	3,233,007
Signet Jewelers Ltd.(b)	149,280	2,669,126

		5,902,133

TEXTILES, APPAREL & LUXURY GOODS–1.8%
Capri Holdings Ltd.(a)	132,085	4,580,708
Skechers U.S.A., Inc.–Class A(a)	205,165	6,460,646

		11,041,354

		67,658,772

Company	Shares	U.S. $ Value

MATERIALS–6.1%
CHEMICALS–2.5%
Orion Engineered Carbons SA	222,608	$4,766,037
Trinseo SA	127,440	5,395,809
Westlake Chemical Corp.(b)	79,708	5,536,518

		15,698,364

CONTAINERS & PACKAGING–2.1%
Graphic Packaging Holding Co.(b)	534,708	7,475,218
Sealed Air Corp.	130,524	5,583,817

		13,059,035

METALS & MINING–1.5%
Alcoa Corp.(a)	202,129	4,731,840
Carpenter Technology Corp.	91,192	4,375,392

		9,107,232

		37,864,631

UTILITIES–5.7%
ELECTRIC UTILITIES–3.7%
Alliant Energy Corp.	196,678	9,652,956
PNM Resources, Inc.	120,161	6,117,397
Portland General Electric Co.	131,938	7,147,081

		22,917,434

GAS UTILITIES–1.1%
Southwest Gas Holdings, Inc.	77,290	6,926,730

MULTI-UTILITIES–0.9%
Black Hills Corp.	73,299	5,729,783

		35,573,947

ENERGY–5.2%
ENERGY EQUIPMENT & SERVICES–2.8%
Dril-Quip, Inc.(a)(b)	111,704	5,361,792
Oil States International, Inc.(a)	244,030	4,465,749
Patterson-UTI Energy, Inc.	406,604	4,680,012
RPC, Inc.(b)	372,210	2,683,634

		17,191,187

OIL, GAS & CONSUMABLE FUELS–2.4%
Cimarex Energy Co.	46,403	2,753,090
Oasis Petroleum, Inc.(a)(b)	654,630	3,718,298
QEP Resources, Inc.(a)	685,808	4,958,392
SM Energy Co.	297,290	3,722,071

		15,151,851

		32,343,038

CONSUMER STAPLES–5.0%
BEVERAGES–1.2%
Cott Corp.	558,159	7,451,423

FOOD & STAPLES RETAILING–1.6%
US Foods Holding Corp.(a)	282,810	10,113,285

FOOD PRODUCTS–2.2%
Hain Celestial Group, Inc. (The)(a)	1,805	39,530
Ingredion, Inc.	44,701	3,687,385

4

AB Variable Products Series Fund

Company	Shares	U.S. $ Value

Nomad Foods Ltd.(a)	461,948	$9,867,209

		13,594,124

		31,158,832

HEALTH CARE–2.8%
HEALTH CARE PROVIDERS & SERVICES–1.7%
Molina Healthcare, Inc.(a)	48,322	6,916,811
WellCare Health Plans, Inc.(a)	13,313	3,795,137

		10,711,948

LIFE SCIENCES TOOLS & SERVICES–1.1%
ICON PLC(a)	45,047	6,935,887

		17,647,835

COMMUNICATION SERVICES–1.1%
MEDIA–1.1%
Criteo SA (Sponsored ADR)(a)	269,609	4,639,971
Scholastic Corp.	59,674	1,983,564

		6,623,535

Total Common Stocks (cost $572,401,872)		624,195,613

SHORT-TERM INVESTMENTS–0.6%
INVESTMENT COMPANIES–0.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(c)(d)(e) (cost $3,952,393)	3,952,393	3,952,393

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.5% (cost $576,354,265)		628,148,006

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.1%
INVESTMENT COMPANIES–2.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.33%(c)(d)(e) (cost $12,817,236)	12,817,236	$12,817,236

TOTAL INVESTMENTS–102.6% (cost $589,171,501)		640,965,242
Other assets less liabilities–(2.6)%		(15,959,822)

NET ASSETS–100.0%		$625,005,420

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

5

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

June 30, 2019 (unaudited)	AB Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $572,401,872)	$624,195,613	(a)
Affiliated issuers (cost $16,769,629—including investment of cash collateral for securities loaned of $12,817,236)	16,769,629
Receivable for investment securities sold	1,456,571
Unaffiliated dividends and interest receivable	1,067,796
Receivable for capital stock sold	26,881
Affiliated dividends receivable	14,831

Total assets	643,531,321

LIABILITIES
Payable for collateral received on securities loaned	12,809,143
Payable for investment securities purchased	2,649,975
Payable for capital stock redeemed	2,461,155
Advisory fee payable	354,807
Distribution fee payable	79,166
Administrative fee payable	34,786
Collateral due to Securities Lending Agent	8,093
Directors’ fees payable	6,504
Transfer Agent fee payable	58
Accrued expenses	122,214

Total liabilities	18,525,901

NET ASSETS	$625,005,420

COMPOSITION OF NET ASSETS
Capital stock, at par	$32,637
Additional paid-in capital	476,487,474
Distributable earnings	148,485,309

	$625,005,420

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$208,134,023	10,785,103	$19.30

B	$416,871,397	21,851,930	$19.08

(a)	Includes securities on loan with a value of $31,422,602 (see Note E).

See notes to financial statements.

6

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Six Months Ended June 30, 2019 (unaudited)	AB Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $20,760)	$5,712,235
Affiliated issuers	120,843
Interest	23

5,833,101

EXPENSES
Advisory fee (see Note B)	2,332,511
Distribution fee—Class B	518,900
Transfer agency—Class A	1,080
Transfer agency—Class B	2,166
Custodian	62,378
Printing	46,910
Administrative	35,554
Legal	26,908
Audit and tax	22,867
Directors’ fees	12,066
Miscellaneous	12,087

Total expenses	3,073,427
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,325)

Net expenses	3,068,102

Net investment income	2,764,999

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	23,846,821
Net change in unrealized appreciation/depreciation of investments	52,231,263

Net gain on investment transactions	76,078,084

NET INCREASE IN NET ASSETS FROM OPERATIONS	$78,843,083

See notes to financial statements.

7

SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	AB Variable Products Series Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,764,999		$3,007,885
Net realized gain on investment transactions	23,846,821		67,778,832
Net change in unrealized appreciation/depreciation of investments	52,231,263		(170,330,626)

Net increase (decrease) in net assets from operations	78,843,083		(99,543,909)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	–0	–	(18,827,338)
Class B	–0	–	(36,997,043)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(16,830,327)		15,207,829

Total increase (decrease)	62,012,756		(140,160,461)
NET ASSETS
Beginning of period	562,992,664		703,153,125

End of period	$625,005,420		$562,992,664

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

June 30, 2019 (unaudited)	AB Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AB Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AB Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers eleven separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The

9

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of June 30, 2019:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks(a)	$624,195,613		$–0	–	$–0	–	$624,195,613
Short-Term Investments	3,952,393		–0	–	–0	–	3,952,393
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	12,817,236		–0	–	–0	–	12,817,236

Total Investments in Securities	640,965,242		–0	–	–0	–	640,965,242
Other Financial Instruments(b)	–0	–	–0	–	–0	–	–0	–

Total	$640,965,242		$–0	–	$–0	–	$640,965,242

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

10

AB Variable Products Series Fund

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the six months ended June 30, 2019, there were no expenses waived by the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”) completed the sale of a minority stake in AXA Equitable Holdings, Inc. (“AXA Equitable”), through an initial public offering. AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 63.7% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the second quarter of 2019. As a result, AXA owned 40.1% of the outstanding common stock of AXA Equitable as of June 30, 2019. As part of the latest offering, the underwriters exercised their over-allotment option resulting in AXA owning 38.9% of EQH as of July 8, 2019. AXA has announced its intention to sell its entire remaining interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). AXA is under no

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

obligation to do so and retains the sole discretion to determine the timing of any future sales of shares of AXA Equitable common stock.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Portfolio’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of the Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended June 30, 2019, the reimbursement for such services amounted to $35,554.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $673 for the six months ended June 30, 2019.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended June 30, 2019, such waiver amounted to $4,770.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended June 30, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 6/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,557	$58,039	$58,643	$3,953	$113
Government Money Market Portfolio*	2,473	36,184	25,840	12,817	8

Total				$16,770	$121

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended June 30, 2019 amounted to $140,321, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

12

AB Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2019 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$101,211,659		$108,997,225
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$111,627,098
Gross unrealized depreciation	(59,833,357)

Net unrealized appreciation	$51,793,741

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the six months ended June 30, 2019.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio cannot sell or repledge any non-cash collateral, and accordingly will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Portfolio receives non-cash collateral, the Portfolio will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not be able to exercise voting rights with

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Portfolio earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Portfolio in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

A summary of the Portfolio’s transactions surrounding securities lending for the six months ended June 30, 2019 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$31,422,602	$12,817,236	$19,273,099	$–0–	$7,730	$555

*	As of June 30, 2019.

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31, 2018
Class A
Shares sold	499,946		871,353	$9,401,285		$18,001,497
Shares issued in reinvestment of dividends and distributions	–0	–	902,990	–0	–	18,827,338
Shares redeemed	(823,840)		(1,440,937)	(15,621,763)		(30,577,505)

Net increase (decrease)	(323,894)		333,406	$(6,220,478)		$6,251,330

Class B
Shares sold	1,118,750		1,658,064	$20,439,486		$33,516,890
Shares issued in reinvestment of dividends and distributions	–0	–	1,790,757	–0	–	36,997,043
Shares redeemed	(1,645,159)		(2,929,462)	(31,049,335)		(61,557,434)

Net increase (decrease)	(526,409)		519,359	$(10,609,849)		$8,956,499

At June 30, 2019, certain shareholders of the Portfolio owned 71% in aggregate of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE G: Risks Involved in Investing in the Portfolio

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

14

AB Variable Products Series Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended June 30, 2019.

NOTE I: Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,075,837	$2,130,190
Net long-term capital gains	53,748,544	33,585,178

Total taxable distributions	$55,824,381	$35,715,368

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,552,486
Undistributed net capital gain	63,609,090
Unrealized appreciation/(depreciation)	(1,519,348	)(a)

Total accumulated earnings/(deficit)	$69,642,228

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Portfolio did not have any capital loss carryforwards.

NOTE J: Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected

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SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AB Variable Products Series Fund

to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Portfolio.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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SMALL/MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$16.93		$21.68		$20.29		$17.29		$21.95	$22.89

Income From Investment Operations
Net investment income (a)	.10	(b)	.13	(b)	.10	(b)	.10	(b)†	.11	.17
Net realized and unrealized gain (loss) on investment transactions	2.27		(3.04)		2.41		4.09		(1.11)	1.82

Net increase (decrease) in net asset value from operations	2.37		(2.91)		2.51		4.19		(1.00)	1.99

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.11)		(.09)		(.11)		(.17)	(.17)
Distributions from net realized gain on investment transactions	–0	–	(1.73)		(1.03)		(1.08)		(3.49)	(2.76)

Total dividends and distributions	–0	–	(1.84)		(1.12)		(1.19)		(3.66)	(2.93)

Net asset value, end of period	$19.30		$16.93		$21.68		$20.29		$17.29	$21.95

Total Return
Total investment return based on net asset value (c)*	14.00%		(15.03)%		13.15%		25.09	%†	(5.49)%	9.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$208,134		$188,052		$233,652		$231,197		$191,388	$211,680
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82	%^	.81%		.81%		.82%		.82%	.82%
Expenses, before waivers/reimbursements	.82	%^	.81%		.82%		.83%		.82%	.82%
Net investment income	1.06	%(b)^	.61	%(b)	.47	%(b)	.53	%(b)†	.56%	.75%
Portfolio turnover rate	17%		39%		33%		57%		42%	45%

See footnote summary on page 18.

17

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

(continued)	AB Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018		2017		2016		2015	2014
Net asset value, beginning of period	$16.75		$21.48		$20.12		$17.15		$21.79	$22.74

Income From Investment Operations
Net investment income (a)	.07	(b)	.07	(b)	.05	(b)	.05	(b)†	.06	.11
Net realized and unrealized gain (loss) on investment transactions	2.26		(3.02)		2.39		4.06		(1.09)	1.81

Net increase (decrease) in net asset value from operations	2.33		(2.95)		2.44		4.11		(1.03)	1.92

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.05)		(.05)		(.06)		(.12)	(.11)
Distributions from net realized gain on investment transactions	–0	–	(1.73)		(1.03)		(1.08)		(3.49)	(2.76)

Total dividends and distributions	–0	–	(1.78)		(1.08)		(1.14)		(3.61)	(2.87)

Net asset value, end of period	$19.08		$16.75		$21.48		$20.12		$17.15	$21.79

Total Return
Total investment return based on net asset value (c)*	13.91%		(15.29)%		12.85%		24.79	%†	(5.69)%	8.95%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$416,871		$374,941		$469,501		$455,422		$386,875	$447,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07	%^	1.06%		1.06%		1.07%		1.07%	1.07%
Expenses, before waivers/reimbursements	1.07	%^	1.06%		1.07%		1.08%		1.07%	1.07%
Net investment income	.81	%(b)^	.36	%(b)	.22	%(b)	.28	%(b)†	.31%	.49%
Portfolio turnover rate.	17%		39%		33%		57%		42%	45%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.003%	.003%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2018 and December 31, 2017 by .07% and .11%, respectively.

^	Annualized.

See notes to financial statements.

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SMALL/MID CAP VALUE PORTFOLIO

CONTINUANCE DISCLOSURE	AB Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S PROPOSED NEW ADVISORY AGREEMENTS AND INTERIM ADVISORY AGREEMENT IN THE CONTEXT OF POTENTIAL ASSIGNMENTS

As described in more detail in the Proxy Statement for AB Variable Products Series Fund, Inc. (the “Company”) dated August 20, 2018, the Board of the Company, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) in respect of each fund organized as a series of the Company (the “Funds”), including AB Small/Mid Cap Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the Company in respect of the Funds, including the Fund, resulting in the automatic termination of such advisory agreements.

At the same meeting, the Board also considered and approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) for the Company in respect of the Funds, including the Fund, to be effective only in the event that stockholder approval of the Proposed Agreements had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Board’s approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the Board held on July 31-August 2, 2018, the Adviser presented its recommendation that the Board consider and approve the Proposed Agreement in respect of each Fund. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves it. The Current Agreement in respect of each Fund had been approved by the Board within the one-year period prior to approval of the Proposed Agreement in respect of each Fund. In connection with their approval of the Proposed Agreement in respect of each Fund, the Board considered its conclusions in connection with its most recent approval of the Current Agreement, in particular in cases where the last approval of the Current Agreement in respect of a Fund was relatively recent, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreement, the Board considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Board since its most recent approval of the Current Agreement in respect of a Fund that would be a material consideration to the Board in connection with its consideration of the Proposed Agreement, except for matters disclosed to the Board by the Adviser. The Directors considered the fact that the Proposed Agreement would have corresponding terms and conditions identical to those of the Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreement, including the management fees, were fair and reasonable in light of the services performed under the

19

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Current Agreement and to be performed under the Proposed Agreement, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Proposed Agreement, similar to the Current Agreement, provides that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Class B shares of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreement was approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

20

AB Variable Products Series Fund

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub- advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that certain of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratios of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Board’s consideration of the Proposed Agreement was informed by their most recent approval of the Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

21

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all.

The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

Interim Advisory Agreement

In approving the Interim Advisory Agreement, the Board with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreement. The Interim Advisory Agreement approved by the Board is identical to the Proposed Agreement, as well as the Current Agreement, in all material respects except for its proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreement, the Adviser would continue to manage a Fund pursuant to the Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under the Interim Advisory Agreement would be held in escrow pending stockholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND’S CURRENT ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AB Variable Products Series Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small/Mid Cap Value Portfolio (the “Fund”) at a meeting held on May 7-9, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the

22

AB Variable Products Series Fund

advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Fund’s Class B shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

23

SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

(continued)	AB Variable Products Series Fund

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing an investment strategy similar to the Fund’s. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing an investment strategy similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser with a similar investment strategy.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund (although the directors noted that the Fund’s expense ratio was currently below the Adviser’s expense cap). The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

24

VPS-SMCV-0152-0619

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 14, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 14, 2019